UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12
GSE SYSTEMS, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☐	No fee required.
☒	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11. Fee paid previously with preliminary materials.

GSE SYSTEMS, INC.
6940 Columbia Gateway Drive, Suite 470
Columbia, MD 21046
(410) 970-7800
MERGER PROPOSED – YOUR VOTE IS VERY IMPORTANT
Dear Stockholder:
You are cordially invited to attend a special meeting of the stockholders of GSE Systems, Inc. (“GSE” or the “Company”), which we will hold virtually on October 25, 2024, at 11 a.m. Eastern Time via live webcast on the Internet at www.virtualshareholdermeeting.com/GVP2024SM (including any adjournments or postponements thereof, the “Special Meeting”).
On August 8, 2024, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Nuclear Engineering Holdings LLC, a Delaware limited liability company (“Parent”), and Gamma Nuclear Merger Sub LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Parent (“Merger Sub”), providing for the acquisition of GSE by Parent for $4.10 in cash per share of GSE common stock, par value $0.01 per share (“GSE common stock”), without interest thereon. Upon the terms and subject to the conditions of the Merger Agreement, Parent will acquire GSE via the merger of Merger Sub with and into GSE, with GSE continuing as the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger”).
At the Special Meeting, you will be asked to consider and vote on:
1.	A proposal to approve and adopt the Merger and the Merger Agreement (the “Merger Proposal”);
2.
A proposal to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to GSE’s named executive officers in connection with the merger (the “Compensation Proposal”); and

3.
A proposal to approve the adjournment from time to time of the Special Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies to approve the proposal to approve and adopt the Merger Agreement if there are insufficient votes to approve and adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

If the Merger Proposal is approved and the Merger is completed, you will be entitled to receive $4.10 in cash, without interest thereon, for each share of GSE common stock that you own immediately prior to the time at which the Merger will become effective (unless you have properly and validly exercised and do not withdraw your appraisal rights under Section 262 of the General Corporation Law of the State of Delaware), which represents a premium of approximately 50% over the closing price of the GSE common stock as of August 7, 2024, the last trading day on NASDAQ prior to public announcement of the Merger Agreement and a premium of approximately 15% over the average 30-day volume weighted average price as of such date.
The GSE Board of Directors (the “GSE Board”), after considering the factors more fully described in the enclosed proxy statement, has unanimously: (i) determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement (together with the Merger, the “Transactions”) are advisable and in the best interests of GSE and its stockholders, (ii) approved and declared advisable the execution, delivery and performance of the Merger Agreement and the consummation of the Transactions, (iii) resolved to recommend approval and adoption of the Merger Agreement and approval of the Transactions by the stockholders of GSE and (iv) directed that the approval and adoption of the Merger Agreement be submitted to a vote of the stockholders of GSE.
THE GSE BOARD UNANIMOUSLY RECOMMENDS, ON BEHALF OF GSE, THAT YOU VOTE: (1) “FOR” THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT; (2) “FOR” THE APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION PROPOSAL; AND (3) “FOR” THE ADJOURNMENT PROPOSAL.
The enclosed proxy statement provides detailed information about the Special Meeting, the Merger Agreement and the Merger. A copy of the Merger Agreement is attached to this proxy statement as Annex A. We urge you to read each of the proxy statement and the Merger Agreement carefully in their entirety. The proxy statement also describes the actions and determinations of the GSE Board in connection with its evaluation of the Merger Agreement and the Merger. You should carefully read and consider the entire enclosed proxy statement and its annexes, including, but not limited to, the Merger Agreement, as they contain important information about, among other things, the Merger and how it affects you.
Whether or not you plan to attend the Special Meeting virtually, please sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). If you attend the Special Meeting and vote at the meeting your vote will revoke any proxy that you have previously submitted. If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the proposal to approve and adopt the Merger Agreement, without your instructions.
YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. WE CANNOT COMPLETE THE MERGER UNLESS THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT IS APPROVED BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF ALL OUTSTANDING SHARES OF GSE COMMON STOCK ENTITLED TO VOTE AT THE SPECIAL MEETING AS OF THE CLOSE OF BUSINESS ON SEPTEMBER 16, 2024, WHICH IS THE RECORD DATE FOR THE SPECIAL MEETING.
For questions regarding your stock ownership, if you hold shares in “street name” through a broker, you should contact your broker or, if you are a registered holder, you should contact Continental Stock Transfer & Trust Company, by email through its website at cstmail@continentalstock.com or by phone at (800) 509-5586. If you have any questions about submitting your proxy or require assistance, please contact our proxy solicitor, Innisfree M&A Incorporated (“Innisfree”) toll-free at (877) 750-5837 or collect at (212) 750-5833. Innisfree’s address is 501 Madison Avenue, 20th floor, New York, New York 10022.
On behalf of the GSE Board, I thank you for your support and appreciate your consideration of this matter. We look forward to joining you at the Special Meeting.
Very truly yours,
Kathryn O’Connor Gardner
Chair of the Board of Directors
Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the merits or fairness of the Merger, the Merger Agreement or the other transactions contemplated thereby, or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.
This proxy statement is dated September 16, 2024 and is first being mailed to stockholders on or about September 16, 2024, and the mailing is expected to be completed on or about September 24, 2024.

GSE SYSTEMS, INC.
6940 Columbia Gateway Drive, Suite 470
Columbia, MD 21046
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
September 16, 2024
NOTICE IS HEREBY GIVEN that a virtual Special Meeting of stockholders of GSE Systems, Inc., a Delaware corporation (“GSE” or the “Company”), will be held virtually on October 25, 2024, at 11 a.m. Eastern Time via live webcast on the Internet at www.virtualshareholdermeeting.com/GVP2024SM (including any adjournments or postponements thereof, the “Special Meeting”).
At the Special Meeting, stockholders will be asked to consider and vote on proposals to:
1.
Approve and adopt the Agreement and Plan of Merger, dated as of August 8, 2024 (as amended or modified from time to time, the “Merger Agreement”), by and among GSE, Nuclear Engineering Holdings LLC, a Delaware limited liability company (“Parent”), and Gamma Nuclear Merger Sub LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Parent (“Merger Sub”), a copy of which is attached as Annex A to the proxy statement, pursuant to which Merger Sub will be merged with and into GSE (the “Merger”), with GSE surviving the Merger as a wholly owned subsidiary of Parent (the “Merger Proposal”);

2.
Approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger (the “Compensation Proposal”); and

3.
Approve the adjournment from time to time of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to approve and adopt the Merger Agreement (the “Adjournment Proposal”).

Only stockholders of record as of the close of business on September 16, 2024, are entitled to notice of the Special Meeting and to vote at the Special Meeting or any adjournment, postponement or other delay thereof.
If you hold your shares in “street name,” you may not vote your shares virtually at the Special Meeting unless you obtain a “legal proxy” from your bank, broker or other nominee.
The GSE Board of Directors (the “GSE Board”) has unanimously determined that the Merger is advisable and in the best interests of the Company and its stockholders, and unanimously approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by Merger Agreement. The GSE Board unanimously recommends that the stockholders of GSE vote (1) “FOR” the Merger Proposal, (2) “FOR” the Compensation Proposal, and (3) “FOR” the Adjournment Proposal.
If you sign, date and return your proxy card without indicating how you wish to vote on a proposal, your proxy will be voted “FOR” each of the foregoing proposals in accordance with the recommendation of the GSE Board.
Your vote is important, regardless of the number of shares of GSE common stock you own. Please make sure your voice is heard in this important matter related to your investment. The approval and adoption of the Merger Agreement requires the affirmative vote of holders of a majority of all outstanding shares of GSE common stock entitled to vote thereon and is a condition to the completion of the Merger. Assuming a quorum is present at the Special Meeting, each of the Compensation Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes properly cast for and against that proposal, but is not a condition to the completion of the Merger.
Stockholders or beneficial owners who continuously hold their shares of GSE common stock of GSE through the effective date of the Merger, who do not vote in favor of the proposal to approve and adopt the Merger Agreement, who properly demand in writing an appraisal of their shares delivered to the Company prior to the taking of the vote on the proposal to approve and adopt the Merger Agreement and who comply with, and do not validly withdraw their demands or otherwise lose their appraisal rights under, the applicable provisions of Section 262 of the General Corporation Law of the State of Delaware (“DGCL”), the provisions of which are summarized in the section entitled “Appraisal Rights” in the accompanying proxy statement and a copy of which is attached to the proxy statement as

Annex C, will be entitled to appraisal rights to receive, in cash, the fair value of their shares of GSE common stock of GSE as determined by the Delaware Court of Chancery, subject to the terms of Section 262 of the DGCL.
You may revoke your proxy at any time before the vote is taken at the Special Meeting. You may revoke your proxy by notifying the Company at GSE Systems, Inc., 6940 Columbia Gateway Drive, Suite 470, Columbia, Maryland 21046, Attention: Secretary, or by submitting a new proxy by telephone, the Internet or mail, in each case, in accordance with the instructions on the enclosed proxy card and dated after the date of the proxy being revoked. In addition, you may revoke your proxy by attending the Special Meeting and voting virtually; however, simply attending the Special Meeting will not cause your proxy to be revoked. If you have any questions about submitting your proxy or require assistance, please contact our proxy solicitor, Innisfree M&A Incorporated (“Innisfree”) toll-free at (877) 750-5837 or collect at (212) 750-5833. Innisfree’s address is 501 Madison Avenue, 20th floor, New York, New York 10022.
Before voting your shares, you should read the entire proxy statement carefully, including its annexes and the documents incorporated by reference in the proxy statement.

i

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS	88
STOCKHOLDER PROPOSALS	89
WHERE YOU CAN FIND ADDITIONAL INFORMATION	90

ii

SUMMARY TERM SHEET
This summary highlights selected information contained in this proxy statement, including with respect to the Merger Agreement and the Merger. We encourage you to, and you should, read carefully this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement, as this summary may not contain all of the information that may be important to you in determining how to vote. We have included page references to direct you to a more complete description of the topics presented in this summary. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions under the section entitled “Where You Can Find Additional Information.”
The Special Meeting (page 24)
Date, Time and Place of the Special Meeting
This proxy statement is being furnished to GSE stockholders as part of the solicitation of proxies by the GSE Systems, Inc. (“GSE” or the “Company”) Board of Directors (the “GSE Board”) for use at the Special Meeting to be held virtually on October 25, 2024, at 11 a.m. Eastern Time, or at any adjournment or postponement thereof (the “Special Meeting”). The Company will hold the Special Meeting virtually via live webcast on the Internet at www.virtualshareholdermeeting.com/GVP2024SM. You will not be able to attend the Special Meeting physically in person.
For information regarding attending the meeting, please see “The Special Meeting — Voting; Proxies; Revocation — Attendance.”
Purposes of the Special Meeting
At the Special Meeting, GSE stockholders will be asked to consider and vote on the following proposals:
1.
To consider and vote on the proposal to approve and adopt the Agreement and Plan of Merger, dated as of August 8, 2024 (as amended or modified from time to time, the “Merger Agreement”), by and among GSE, Nuclear Engineering Holdings LLC, a Delaware limited liability company (“Parent”), and Gamma Nuclear Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Parent (“Merger Sub”), a copy of which is attached as Annex A to the proxy statement, pursuant to which Merger Sub will be merged with and into GSE (the “Merger”), with GSE surviving the Merger as a wholly owned subsidiary of Parent (the “Merger Proposal”);

2.
To consider and vote on the proposal to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger (the “Compensation Proposal”); and

3.
To consider and vote on the proposal to approve the adjournment from time to time of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to approve and adopt the Merger Agreement (the “Adjournment Proposal”).

GSE stockholders holding a majority of the shares of GSE common stock outstanding at the close of business on the record date must approve and adopt the Merger Agreement for the Merger to occur. If the requisite GSE stockholders fail to approve and adopt the Merger Agreement, the Merger will not occur. A copy of the Merger Agreement is attached to this proxy statement as Annex A, and the material provisions of the Merger Agreement are described in the section entitled “The Merger Agreement.”
The vote on the Compensation Proposal is a vote separate and apart from the vote to approve and adopt the Merger Agreement. Accordingly, a stockholder may vote to approve the Compensation Proposal and vote not to approve and adopt the Merger Agreement and vice versa. Because the vote on the Compensation Proposal is advisory in nature only, it will not be binding on either the Company or Parent. Accordingly, if the Merger Agreement is approved by the Company’s stockholders and the Merger is completed, the Merger-related compensation may be paid to the Company’s executive officers even if the stockholders fail to approve the Compensation Proposal.
GSE does not expect a vote to be taken on any other matters at the Special Meeting or any adjournment or postponement thereof, and only the matters specified in the notice of the Special Meeting may be considered or acted upon at the Special Meeting.
This proxy statement and the enclosed form of proxy are first being mailed to our stockholders on or about September 16, 2024, and the mailing is expected to be completed on or about September 24, 2024.

Record Date and Quorum
The holders of record of GSE common stock, par value $0.01 per share, of the Company (referred to in this proxy statement as “GSE common stock” or “GSE common stock”) as of the close of business on September 16, 2024, the record date for the Special Meeting, are entitled to receive notice of and to vote at the Special Meeting. At the close of business on the record date, 3,471,677 shares of GSE common stock were outstanding and entitled to vote at the Special Meeting.
A majority in voting power of the shares entitled to vote at the Special Meeting, present in person or represented by proxy, will constitute a quorum at the Special Meeting. Once a share is present in person or represented by proxy at the Special Meeting, it will be counted for the purpose of determining whether a quorum is present at the Special Meeting, even if the share of GSE common stock is not voted, including any shares of GSE common stock for which a stockholder directs to abstain from voting. If a quorum is not present at the Special Meeting, under the Company’s bylaws, the chairman of the Special Meeting and the stockholders entitled to vote at the Special Meeting (acting by the affirmative vote of a majority in voting power at the Special Meeting) each have the power to adjourn the Special Meeting until a quorum is present or represented. If you hold your shares in “street name” and do not give any instruction to your broker, bank or other nominee as to how your shares should be voted at the Special Meeting, those shares will not be entitled to vote on any proposal at the Special Meeting and will not be counted for purposes of determining whether a quorum is present. If you hold your shares in “street name” and instruct your bank, broker or other nominee how to vote on at least one, but not all, of the proposals to be considered at the Special Meeting, your shares of GSE common stock will be voted according to your instructions on those proposals for which you have provided instructions and will be counted as present for purposes of determining whether a quorum is present at the Special Meeting.
Required Vote
Each share of GSE common stock outstanding at the close of business on the record date is entitled to one vote on each of the proposals to be considered at the Special Meeting.
For the Company to complete the Merger, GSE stockholders holding a majority of the shares of GSE common stock outstanding at the close of business on the record date must vote “FOR” the Merger Proposal. A failure to vote your shares of GSE common stock or an abstention from voting will have the same effect as a vote “AGAINST” the Merger Proposal.
Approval of the Compensation Proposal requires the affirmative vote of a majority of shares present in person or represented by proxy at the Special Meeting and entitled to vote on the compensation proposal, assuming a quorum is present at the Special Meeting. A failure to vote your shares of GSE common stock (including a failure of your broker, bank or other nominee to vote shares held on your behalf) will have no effect on the compensation proposal (assuming that a quorum is present). An abstention will have the same effect as a vote “AGAINST” the Compensation Proposal.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of shares present in person or represented by proxy at the Special Meeting and entitled to vote on the adjournment proposal, regardless of whether a quorum is present at the Special Meeting. If no quorum is present or represented at the Special Meeting, the chairman of the Special Meeting or stockholders entitled to vote at the Special Meeting (acting by the affirmative vote of a majority in voting power at the Special Meeting), may adjourn the Special Meeting from time to time, without further notice other than announcement at the Special Meeting of the time and place of the adjourned meeting. A failure to vote your shares of GSE common stock (including a failure of your broker, bank or other nominee to vote shares held on your behalf) will have no effect on the Adjournment Proposal. An abstention will have the same effect as a vote “AGAINST” the Adjournment Proposal.
Voting by the Company’s Directors and Executive Officers
At the close of business on the record date, the current directors and executive officers of the Company were entitled to vote approximately 148,021 shares of GSE common stock, or approximately 4.262% of the shares of GSE common stock issued and outstanding on that date. We currently expect that the Company’s directors and executive officers will vote their shares in favor of the Merger Proposal and the other proposals to be considered at the Special Meeting, although they have no obligation to do so.

Voting; Proxies; Revocation
Attendance
All holders of shares of GSE common stock as of the close of business on September 16, 2024, the record date, including stockholders of record and beneficial owners of GSE common stock registered in the “street name” of a broker, bank or other nominee, are invited to attend the Special Meeting.
To attend the Special Meeting, you must provide proof of ownership of GSE common stock as of the close of business on the record date. If you hold your shares in “street name,” and you also wish to be able to vote at the Special Meeting, you must obtain a legal proxy, executed in your favor, from your bank, broker or other nominee.
Voting Virtually
If you plan to virtually attend the Special Meeting and wish to vote virtually, you will be given a virtual ballot at the Special Meeting. If you are not a stockholder of record, but instead hold your shares of GSE common stock in “street name” through a broker, bank or other nominee, you are encouraged to vote by proxy even if you plan to virtually attend the Special Meeting. If you virtually attend the Special Meeting and vote by virtual ballot, your vote will revoke any previously submitted proxy.
Providing Voting Instructions by Proxy
To ensure that your shares of GSE common stock are voted at the Special Meeting, we recommend that you provide voting instructions promptly by proxy, even if you plan to attend the Special Meeting.
Shares of GSE common stock Held by Record Holder
If you are a stockholder of record (that is, if your shares are registered in your name with Continental Stock Transfer & Trust Company, our transfer agent (the “Transfer Agent”), you may provide voting instructions by proxy using one of the methods described below:
Telephone Voting: You may vote by telephone by calling the toll-free telephone number indicated on the proxy card. Please follow the voice prompts that allow you to vote your shares and confirm that your instructions have been properly recorded.
Internet Voting: You may vote electronically over the Internet by following the instructions on the proxy card. Please follow the website prompts that allow you to vote your shares and confirm that your instructions have been properly recorded.
Return Your Proxy Card By Mail: You may vote by completing, signing and returning the proxy card in the postage-paid envelope provided with this proxy statement so that it is received in time for the Special Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted in favor of each of the Merger Proposal, the Compensation Proposal and the Adjournment Proposal. If you fail to return your proxy card and you are a holder of record on the record date, unless you virtually attend the Special Meeting and vote virtually, the effect will be that your shares of GSE common stock will not be considered present at the Special Meeting for purposes of determining whether a quorum is present at the Special Meeting, will have the same effect as a vote “AGAINST” the Merger Proposal, assuming a quorum is present, will not affect the Compensation Proposal and, regardless of whether a quorum is present, will not affect the Adjournment Proposal.
Vote at the Meeting: You may cast your vote virtually at the Special Meeting. Virtual ballots will be distributed to anyone who wants to vote virtually at the Special Meeting.
Telephone and Internet voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. local time on October 24, 2024. Telephone and Internet voting is convenient, provides postage and mailing cost savings and is recorded immediately, minimizing the risk that postal delays may cause votes to arrive late and, therefore, not be counted.
Even if you plan to attend the Special Meeting virtually, you are encouraged to vote your shares by proxy. You may still vote your shares virtually at the Special Meeting even if you have previously voted by proxy. If you are present at the Special Meeting and desire to vote virtually, your vote by proxy will not be counted.

Shares of GSE common stock Held in “Street Name”
If your shares of GSE common stock are held by a broker, bank or other nominee on your behalf in “street name,” your broker, bank or other nominee will send you instructions as to how to provide voting instructions for your shares. Many brokerage firms and banks have a process for their customers to provide voting instructions by telephone or via the Internet, in addition to providing voting instructions by a voting instruction form.
In accordance with the rules of the Nasdaq Global Select Market (“NASDAQ”), brokers, banks and other nominees that hold shares of GSE common stock in “street name” for their customers do not have discretionary authority to vote the shares with respect to the Merger Proposal, the Compensation Proposal or the Adjournment Proposal. Accordingly, if brokers, banks or other nominees do not receive specific voting instructions with respect to these proposals from the beneficial owner of such shares, they may not vote such shares with respect to these proposals. Therefore, unless you virtually attend the Special Meeting with a properly executed legal proxy from your broker, bank or other nominee, your failure to provide instructions to your broker, bank or other nominee will result in your shares of GSE common stock not being deemed present for purposes of determining whether a quorum is present at the Special Meeting and not being voted on any of the Merger Proposal, the Compensation Proposal or the Adjournment Proposal. However, if a beneficial owner of shares held in street name gives voting instructions to the broker, bank or other nominee with respect to at least one of the proposals, but gives no instruction as to one or more of the other proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to any proposal as to which instructions were given, and will not be voted with respect to any other proposal. Therefore, it is important that you instruct your broker, bank or other nominee on how you wish to vote your shares.
Revocation of Proxies
Any person giving a proxy pursuant to this solicitation has the power to revoke and change it at any time before it is voted. If you are a stockholder of record, you may revoke your proxy at any time before the vote is taken at the Special Meeting by:
•
submitting a new proxy dated after the date of the proxy being revoked, by using the telephone or Internet proxy submission procedures described above, or by completing, signing, dating and returning a new proxy card by mail to the Company, in each case, in accordance with the instructions on the enclosed proxy card;

•	virtually attending the Special Meeting and voting by virtual ballot; or
•
delivering a written notice of revocation dated after the date of the proxy being revoked by mail to the Company at GSE Systems, Inc., 6940 Columbia Gateway Drive, Suite 470, Columbia, Maryland 21046, Attention: Corporate Secretary in accordance with the instructions on the enclosed proxy card.

Please note, however, that only your last-dated proxy will count. Virtually attending the Special Meeting without taking one of the actions described above will not in itself revoke your proxy. Please note that if you want to revoke your proxy by mailing a new proxy card to the Company or by sending a written notice of revocation to the Company, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by the Company before the Special Meeting.
If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee in order to revoke your proxy or submit new voting instructions. If you hold your shares in “street name,” you may also revoke a prior proxy by voting virtually at the Special Meeting if you obtain a proxy executed in your favor from your broker, bank or other nominee in order to be able to vote virtually at the Special Meeting.
Abstentions
An abstention occurs when a stockholder attends a meeting, either virtually or represented by proxy, but abstains from voting. Abstentions will be included in the calculation of the number of shares of GSE common stock present or represented at the Special Meeting for purposes of determining whether a quorum has been achieved.
Abstaining from voting will have the same effect as a vote “AGAINST” the Merger Proposal, the Compensation Proposal and the Adjournment Proposal, and will count for the purpose of determining if a quorum is present at the Special Meeting.

The Parties to the Merger (page 23)
GSE Systems, Inc.
GSE Systems, Inc. (“GSE,” the “Company,” “we,” “our” or “us,”) is a Delaware corporation incorporated on March 30, 1994, and based in Columbia, Maryland. We completed our initial public offering in 1995, and our GSE common stock trades on NASDAQ under the symbol “GVP.” The principal executive offices of GSE are located at 6940 Columbia Gateway Drive, Suite 470, Columbia, Maryland 21046, and its telephone number is (410) 970-7800. GSE’s corporate web address is www.gses.com.
Additional information about GSE is contained in its public filings, which are incorporated by reference herein. See the sections entitled “Where You Can Find Additional Information” and “Parties to the Merger Agreement — GSE Systems, Inc.”
Nuclear Engineering Holdings LLC
Nuclear Engineering Holdings LLC (“Parent”) is a Delaware limited liability company and was formed on July 19, 2024, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Parent is a wholly owned subsidiary of PEP Base Zero NE Holdings LP, a Delaware limited partnership. Parent’s principal executive offices are located at 2050 W. Sam Houston Pkwy S #1550, Houston, TX 77042, and its telephone number is 713-559-7110.
See the section entitled “Parties to the Merger Agreement — Nuclear Engineering Holdings LLC”
Gamma Nuclear Merger Sub LLC
Gamma Nuclear Merger Sub LLC (“Merger Sub”) is a Delaware limited liability company and a direct, wholly owned subsidiary of Parent and was formed on July 19, 2024, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Merger Sub’s principal executive offices are located at 2050 W. Sam Houston Pkwy S #1550, Houston, TX 77042, and its telephone number is 713-559-7110.
See the section entitled “Parties to the Merger Agreement — Gamma Nuclear Merger Sub LLC”
Payoff of Senior Convertible Promissory Note; Parent Senior Secured Promissory Note (page 45)
Prior to entering into the Merger Agreement, on August 7, 2024, the Company repaid in full, in cash and through the delivery of 114,976 shares of GSE common stock, all outstanding indebtedness owed to Lind Global Fund II LP (“Lind Global”), which satisfied that certain Senior Convertible Promissory Note, dated June 23, 2023, as amended, which was in the original principal amount of $1,800,000 (the “Lind Note”), and all ancillary agreements in connection therewith. In connection with the Company’s prepayment of the Lind Note, and pursuant to its terms, Lind Global elected to convert $314,000 of the outstanding principal amount of the Lind Note into GSE common stock. In addition, at the time of conversion and based upon that certain Second Amendment to the Lind Note, dated February 12, 2024, Lind Global asserted that it was entitled to $360,000 in addition to the remaining principal balance due on the Lind Note of $1,500,000. The Company disputed this amount and, following negotiations among the parties, the Company agreed to pay $180,000 in full satisfaction of the claim.
In order to fund the payoff of the Lind Note, on August 7, 2024, the Company and Parent entered into that certain Senior Secured Promissory Note in the principal amount of $1,398,447.50 (the “Parent Note”). Pursuant to the terms of the Parent Note, interest accrues at a rate per annum equal to 12.50%. Interest payments under the Parent Note are due and payable on the last business day of each calendar month and on the Maturity Date (as defined below). Interest shall be paid, at the option of the Company, (x) in kind by capitalizing such interest and adding the unpaid amount thereof on each such payment date or (y) in cash. Upon an event of default, interest shall accrue at 14.50%. The Company shall pay the outstanding principal amount on the earlier to occur of (x) August 6, 2025, and (y) the occurrence of a Change of Control (as defined in the Parent Note) (the “Maturity Date”).
The Company may prepay the Parent Note upon five business days’ notice to Parent provided that the Company must pay a prepayment premium in connection with such voluntary prepayment equal to the amount of interest which would accrue from the date of prepayment through the Maturity Date. The Company shall be obligated to prepay the Parent Note (a) in the event the Company or its subsidiaries sells, transfers or otherwise disposes of its respective assets outside of the ordinary course of business or (b) in connection with a casualty event in respect of the Company’s or its subsidiaries’ respective real property or other assets, subject to customary reinvestment rights. Upon the occurrence of an event of default as described in the Parent Note, Parent has the right to require the Company to prepay the outstanding principal amount of the Parent Note, plus accrued interest.

The Company’s obligations under the Parent Note are secured by a first priority lien on substantially all of the Company’s and its subsidiaries’ assets pursuant to the terms of a Security Agreement by and among Parent, the Company and the Company’s subsidiaries (the “Parent Security Agreement”) and a security interest in the equity securities of the Company’s subsidiaries pursuant to the terms of a Pledge Agreement by and among Parent, the Company and GSE Performance Solutions, Inc. (the “Parent Pledge Agreement”). The Parent Note is guaranteed by each of the Company’s subsidiaries pursuant to a Guaranty by and among Parent and each of the Company’s subsidiaries.
The Lind Note (as amended) was convertible into shares of GSE common stock at the lower of (i) $5.00 or (ii) eighty-five percent (85%) of the average of the three (3) lowest daily VWAPs during the twenty (20) Trading Days prior to the delivery by the Holder of the applicable notice of conversion. Additionally, the Company was prohibited by the terms of the Securities Purchase Agreement, dated June 23, 2023, between the Company and Lind, from communicating material non-public information to Lind Global. The Company and Parent paid off the Lind Note in order to fix or liquidate the number of shares of GSE common stock that would be outstanding as of both the date of the Merger Agreement and the anticipated closing date of the Merger. The GSE Board also determined that prepaying the Lind Note would maximize stockholder value.
The Merger Agreement (page 63)
You will be asked to consider and vote upon the proposal to approve and adopt the Merger Agreement. A copy of the Merger Agreement is attached to this proxy statement as Annex A. The Merger Agreement provides, among other things, that at the effective time of the Merger (the “Effective Time”), Merger Sub will be merged with and into the Company, with the Company surviving the Merger. In the Merger, each share of GSE common stock issued and outstanding immediately before the Effective Time will be converted into the right to receive consideration of $4.10 per share in cash (the “Merger Consideration”), without interest. Parent, Merger Sub, GSE (as the surviving corporation) and the paying agent for the Merger Consideration will each be entitled to deduct and withhold any amounts due under applicable tax laws from the amounts that would otherwise be payable under the terms of the Merger Agreement. Upon completion of the Merger, the Company will be a wholly owned subsidiary of Parent, GSE common stock will no longer be publicly traded, and the Company’s existing stockholders will cease to have any ownership interest in the Company.
Financing (page 73)
The Merger is not subject to any financing contingency. Simultaneously with the execution of the Merger Agreement, Pelican Energy Partners Base Zero LP and Pelican Energy Partners Base Zero (Parallel) LP entered into an equity commitment letter with Parent obligating the foregoing persons to fund the Merger Consideration required of Parent and contemplated by the Merger Agreement. The Company is a third party beneficiary of the foregoing equity commitment letter.
Effect on GSE if the Merger is Not Completed
If the Merger Agreement is not adopted by GSE stockholders, or if the Merger is not completed for any other reason:
•	GSE stockholders will not be entitled to, nor will they receive, any payment for their respective shares of GSE common stock pursuant to the Merger Agreement;
•	GSE will remain an independent public company;
•
GSE common stock will continue to be listed and traded on NASDAQ, subject to the Company’s continued compliance with the NASDAQ Listed Company Rules, and registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

•	GSE will continue to file periodic reports under the Exchange Act with the SEC;
•
under certain specified circumstances, GSE will be required to pay Parent a termination fee in an amount not to exceed $600,000.00 either on or promptly following the termination of the Merger Agreement; and

•
the Parent Note will remain outstanding, and the Company will be obligated to repay the Parent Note with interest payments due and payable on the last business day of each calendar month and all remaining interest and principal due on the Maturity Date.

For more information, please see the section entitled “Vote on Adoption of the Merger Agreement (Proposal 1) — Effect on GSE if the Merger is Not Completed.”
Treatment of Company Equity Awards and Warrants (page 64)
Pursuant to the GSE Systems, Inc. 1995 Long-Term Incentive Plan, as amended and restated, the Company has issued both restricted stock units that vest over time based upon the continued service of employees or directors of the Company (“RSUs”) and performance-based restricted stock units that vest based upon defined performance criteria provided that the employee continues to be employed by the Company (“PSUs”). None of the RSUs or PSUs issued by the Company will be continued or assumed by the surviving corporation in connection with the Merger.
Restricted Stock Units
At the Effective Time, each then-outstanding RSU, whether vested or unvested, will automatically become fully vested and be canceled and converted automatically into the right of the holder to receive a cash payment (without interest) equal to (i) the Merger Consideration multiplied by (ii) the number of shares of GSE common stock subject to such RSU as of immediately prior to the Effective Time. Any such payment will be subject to applicable tax withholdings.
Pursuant to the terms of the Merger Agreement, the Company believes that (i) 22,857 RSUs will either vest prior to the Effective Time of the Merger or be accelerated and vest upon the closing of the Merger and result in the payment of the Merger Consideration described above; and (ii) 95,000 RSUs issued to Ravi Khanna earlier this year will be forfeited at the Effective Time of the Merger.
Performance-Vesting Restricted Stock Units
At the Effective Time, each then-outstanding PSU for which the applicable performance period HAS ended at or prior to the Effective Time in accordance with the GSE Systems, Inc. 1995 Long-Term Incentive Plan, as amended and restated (each, a “Vested PSU”), will be cancelled and converted automatically into the right of the holder to receive a cash payment (without interest), if any, equal to (i) the Merger Consideration multiplied by (ii) the number of shares of GSE common stock subject to such Vested PSU earned based on actual performance during the applicable performance period (i.e. if the performance criteria is satisfied during the applicable performance period). Any such payment will be subject to applicable tax withholdings.
Each then-outstanding PSU for which the applicable performance period HAS NOT ended prior to the Effective Time, will be cancelled and converted automatically into the right of the holder to receive a cash payment (without interest), if any, equal to (i) the Merger Consideration multiplied by (ii) the number of shares of GSE common stock subject to such PSU earned based on actual performance achieved as of immediately prior to the Effective Time (i.e. if the performance criteria is satisfied prior to the Effective Time). Any such payment will be subject to applicable tax withholdings.
Pursuant to the terms of the Merger Agreement, the Company does not believe that any PSUs will vest and receive Merger Consideration.
Company Warrants
The Company issued GSE common stock Purchase Warrants No. 1 and No. 2 to Lind Global Fund II LP (“Lind Global”) on February 23, 2022 and June 23, 2023, respectively. At the Effective Time, Lind Global will receive (i) in accordance with the terms of the GSE common stock Purchase Warrant No. 1, a payment of zero dollars and GSE common stock Purchase Warrant No. 1 will then be cancelled; and (ii) in accordance with the terms of the GSE common stock Purchase Warrant No. 2, if Lind Global exercises its repurchase option, a payment of approximately $1,180,000 and GSE common stock Purchase Warrant No. 2 will then be cancelled. These payments will not impact the Merger Consideration.
Conditions to Completion of the Merger (page 74)
Each party’s obligation to complete the Merger is subject to the satisfaction or waiver at or prior to the closing of the following conditions:
•
no court or other governmental entity shall have promulgated, entered, enforced, entered or issued any law or order that (i) prohibits, prevents, makes illegal, restrains or enjoins the consummation of the Merger, or (ii) would prevent, materially impede or materially delay the consummation of the Merger and no governmental entity shall have instituted any proceeding seeking such law or order; and

•	the adoption of the Merger Agreement by holders of a majority of all outstanding shares of GSE common stock entitled to vote on such matter at the Special Meeting.
The Company’s obligation to complete the Merger is subject to the satisfaction or waiver by the Company at or prior to the closing of the following conditions:
•
the truth and accuracy of the representations and warranties of Parent and Merger Sub contained in the Merger Agreement as of August 8, 2024, and as of the closing date, as though made on the closing date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), generally subject to a “material adverse effect” or other qualification provided in the Merger Agreement;

•	the performance by each of Parent and Merger Sub in all material respects of all obligations required to be performed by it under the Merger Agreement at or prior to the closing date; and
•	the receipt by the Company at closing of a certificate signed on behalf of Parent certifying that conditions set forth in the two preceding bullet points are satisfied.
The respective obligations of Parent and Merger Sub to complete the Merger are subject to the satisfaction or waiver by the Parent at or prior to the closing of the following additional conditions:
•
the truth and accuracy of specified fundamental representations and warranties of the Company contained in the Merger Agreement as of August 8, 2024, and as of the closing date, as though made on the closing date (except to the extent expressly made as of an earlier date, in which case as of such earlier date);

•
the truth and accuracy of all other representations and warranties of the Company contained in the Merger Agreement as of August 8, 2024, and as of the closing date, as though made on the closing date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), generally subject to a “material adverse effect” or other qualification provided in the Merger Agreement;

•	the performance by the Company in all material respects of all obligations required to be performed by it under the Merger Agreement at or prior to the closing date;
•
the receipt or filing of certain specified consents, clearances, permits, amendments, notices, approvals or authorizations with or from a third party shall have been made, obtained or given in connection with the Merger and any applicable waiting periods shall have expired;

•	there not having occurred and there not being continuing any change, effect, event, occurrence or development that has had a “material adverse effect” as to the Company;
•	the receipt by Parent of a certificate signed on behalf of the Company certifying that conditions set forth in the five preceding bullet points are satisfied; and
•	the receipt by Parent of payoff letters with respect to the Company’s indebtedness and transaction expenses in connection with the Merger and other customary closing deliverables.
When the Merger Becomes Effective (page 63)
We are working toward completing the Merger as promptly as possible, but as of the date of this proxy statement we cannot accurately estimate the closing date of the Merger because the Merger is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the conditions to Parent, Merger Sub and the Company’s respective obligations to consummate the Merger, some of which are not within the parties’ control. There may be a substantial amount of time between the Special Meeting and the completion of the Merger, and it is possible that the Merger will not be completed at all. After the approval and adoption of the Merger Agreement by the holders of a majority of all outstanding shares of GSE common stock entitled to vote on such matter at the Special Meeting, the GSE Board will not have the right to terminate the Merger Agreement solely in order to accept any alternative acquisition proposal. The Company expects to complete the Merger promptly after approval of the Merger Agreement by the holders of a majority of all outstanding shares of GSE common stock entitled to vote on such matter at the Special Meeting.
Recommendation of the GSE Board (page 46)
After careful consideration, the GSE Board unanimously determined that the Merger is advisable and in the best interests of, the Company and its stockholders, and unanimously approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. THE GSE BOARD

UNANIMOUSLY RECOMMENDS THAT GSE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT AT THE SPECIAL MEETING.
Reasons for the Merger (page 46)
For a description of the reasons considered by the GSE Board in resolving to recommend approval and adoption of the Merger Agreement, see the section entitled “Vote on Adoption of the Merger Agreement (Proposal 1) — Reasons for the Merger; Recommendation of the GSE Board of Directors.”
Opinion of Ankura Capital Advisors, LLC (page 50 and Annex B)
The Company engaged Ankura Capital Advisors, LLC (“ACA”), a wholly-owned indirect subsidiary of Ankura Consulting Group, LLC, to act as financial advisor to the GSE Board in connection with the Merger based on ACA’s extensive expertise, knowledge of the industry in which the Company operates and experience advising companies in connection with potential strategic transactions. At a meeting of the GSE Board on August 7, 2024, ACA rendered to the GSE Board its oral opinion, subsequently confirmed in writing (the “Opinion”), to the effect that, as of August 7, 2024, based upon and subject to the various assumptions, qualifications, limitations and other matters set forth in the Opinion, the right to receive, without interest, an amount equal to $4.10 per share of GSE common stock in cash, subject to any withholding of tax, by the holders of GSE common stock pursuant to the Merger Agreement (the “Merger Consideration”) was fair, from a financial point of view, to the stockholders of the Company.
The full text of the Opinion, dated as of August 7, 2024, is attached to this proxy statement as Annex B and is incorporated into this proxy statement by reference. The Opinion sets forth, among other things, the assumptions made, procedures followed, matters considered, and limitations and qualifications of the review undertaken by ACA in rendering its Opinion. You should read the Opinion carefully in its entirety. The Opinion was provided to the GSE Board to aid in its consideration of the Merger and did not address the relative merits of the transactions contemplated by the Merger Agreement as compared to any alternative transaction or opportunity that might be available to the Company, nor did the Opinion address the underlying business decision by GSE to engage in the Merger or address the terms of the Merger Agreement (except with respect to the Merger Consideration specifically referenced therein). The Opinion does not address any other aspect of the Merger, does not constitute a recommendation to any GSE stockholder as to how to vote with respect to the Merger or any other matter, and does not express any opinion as to the trading price of GSE common stock at any point in time.
For a description of the Opinion that ACA rendered to the GSE Board, see the section of this proxy statement entitled “Vote on Adoption of the Merger Agreement (Proposal 1) — Opinion of Ankura Capital Advisors, LLC.”
Interests of the Company’s Directors and Executive Officers in the Merger (page 55)
In considering the recommendation of the GSE Board that Company stockholders vote to approve and adopt the Merger Agreement, Company stockholders should be aware that the directors and executive officers of GSE have potential interests in the proposed Merger that may be different from or in addition to the interests of Company stockholders generally. The GSE Board was aware of these interests and considered them, among other matters, in making its recommendation that Company stockholders vote to approve and adopt the Merger Agreement. These interests include:
•	Executive officers of the Company hold RSUs, and the Merger Agreement provides for the acceleration of RSUs and payment of Merger Consideration for such RSUs;
•
Mr. Khanna’s employment agreement provides for a $100,000 cash bonus payment, in lieu of the acceleration for any RSUs issued to Mr. Khanna on or about August 2, 2024, in the event of a Change in Control (as defined in his employment agreement, which would include the closing of the Merger) prior to December 31, 2024;

•	The Company intends to make a cash bonus payment of $50,000 to Mr. Delongchamp upon the successful closing of the Merger;
•
The Non-Employee Directors of the Company have deferred their regular GSE Board fees in order to conserve cash for the Company and the Non-Employee Directors would receive payment for such arrearages upon the closing of the Merger;

•
Certain executive officers are party to employment agreements with the Company that provide for enhanced severance benefits following a Change in Control (as defined in such employment agreements and including the Merger) in the event that the employment of the executive officer is terminated without cause; and

•	the Company’s directors and executive officers are entitled to continued insurance coverage under the Merger Agreement;
For a more complete description of these interests, see “Vote on Adoption of the Merger Agreement (Proposal 1) — Interests of the Company’s Directors and Executive Officers in the Merger.”
Material U.S. Federal Income Tax Consequences of the Merger (page 60)
The receipt of cash by U.S. Holders (as defined under “Vote on Adoption of the Merger Agreement (Proposal 1) — Material U.S. Federal Income Tax Consequences of the Merger”) in exchange for shares of GSE common stock in the Merger will be a taxable transaction to such stockholders for U.S. federal income tax purposes. Each such U.S. Holder generally will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash that such U.S. Holder receives in the merger and such U.S. Holder’s adjusted tax basis in the shares of GSE common stock surrendered in the merger. Backup withholding taxes may also apply to the cash payments made pursuant to the merger, unless the U.S. Holder complies with certification procedures under the backup withholding rules.
A stockholder that is a Non-U.S. Holder (as defined under “Vote on Adoption of the Merger Agreement (Proposal 1) — Material U.S. Federal Income Tax Consequences of the Merger”) generally will not be subject to U.S. federal income tax with respect to the exchange of GSE common stock for cash in the merger unless such Non-U.S. Holder has certain connections to the United States (the “U.S.”), but may be subject to backup withholding tax unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding tax.
Stockholders should read the section of this proxy statement captioned “Vote on Adoption of the Merger Agreement (Proposal 1) — Material U.S. Federal Income Tax Consequences of the Merger.”
This proxy statement contains a general discussion of U.S. federal income tax consequences of the Merger. Stockholders should also consult their own tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of their particular circumstances and any consequences arising under U.S. federal estate, gift and other income and other non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.
Regulatory Clearances (page 62)
The Transactions contemplated by the Merger Agreement and the Merger are not subject to any material regulatory clearances. Notwithstanding the foregoing, the Company operates in a highly regulated environment and cannot predict whether its regulators may take action to delay or prevent the closing of the Merger.
Appraisal Rights of GSE Stockholders (page 80)
If the Merger is consummated and certain conditions are met, GSE stockholders or beneficial owners who continuously hold their shares of GSE common stock through the Effective Time of the Merger, who do not vote in favor of the Merger, who properly demand in writing an appraisal of their shares delivered to the Company prior to the taking of the vote on the Merger Proposal and who otherwise comply with, and do not validly withdraw their demands or otherwise lose their appraisal rights under, the applicable provisions of Delaware law will be entitled to seek an appraisal by the Delaware Court of Chancery of the fair value of their shares of GSE common stock in cash as determined by the Delaware Court of Chancery under Section 262 of the Delaware General Corporation Law (the “DGCL”) as in effect at the time of the parties’ entry into the Merger Agreement (“Section 262”). This means that GSE stockholders or beneficial owners may be entitled to have their shares of GSE common stock appraised by the Delaware Court of Chancery, and to receive payment in cash of the “fair value” of their shares of GSE common stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid on the amount determined to be “fair value” (or in certain circumstances described in further detail in the section of this proxy statement captioned “Appraisal Rights,” on the difference between the amount determined to be the “fair value” and the amount paid by the surviving corporation in the Merger to each GSE stockholder entitled to appraisal prior to the entry of judgment in any appraisal proceeding). Due to the complexity of the appraisal process, GSE stockholders or beneficial owners who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.
GSE stockholders or beneficial owners considering seeking appraisal should be aware that the “fair value” of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as, or less than the value of the Merger Consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares of GSE common stock.
To exercise appraisal rights, GSE stockholders or beneficial owners must: (i) deliver a written demand for appraisal to the Company before the vote is taken on the Merger Proposal; (ii) not submit a proxy or otherwise vote in favor of the Merger Proposal; (iii) continue to hold (in the case of a holder of record) or continue to own (in the case of a beneficial owner) shares of GSE common stock through the effective date of the Merger; and (iv) otherwise comply with the requirements of Section 262. Failure to follow the procedures specified under the DGCL may result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings as to all persons who otherwise would be entitled to appraisal rights unless certain ownership thresholds are satisfied by the GSE stockholders or beneficial owners who properly and timely demand appraisal in accordance with Section 262 of the DGCL. The DGCL requirements for exercising and perfecting appraisal rights are described in further detail in this proxy statement, which is qualified in its entirety by Section 262 of the DGCL. The relevant section of the DGCL regarding appraisal rights, as in effect at the time of the parties’ entry into the Merger Agreement, is attached to this proxy statement as Annex C. If you hold your shares of GSE common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you may make a written demand for appraisal in your own name, but you must satisfy the conditions set forth above and your written demand must also reasonably identify the holder of record of the shares for which demand is made, be accompanied by documentary evidence of your beneficial ownership of stock (such as a brokerage or securities account statement containing such information or a letter from a broker or other record holder of such shares confirming such information) and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provide an address at which you consent to receive notices given by the surviving corporation under Section 262 of the DGCL and to be set forth on the verified listed required by Section 262(f) of the DGCL. For more information, please see the section of this proxy statement captioned “Appraisal Rights.”
Delisting and Deregistration of GSE common stock (page 62)
If the Merger is completed, GSE common stock will be delisted from the NASDAQ and deregistered under the Exchange Act.
Takeover Proposals; No Solicitation (page 70)
Except as permitted by the Merger Agreement, the Company shall not, and must cause its subsidiaries not to, and must instruct and use its reasonable best efforts to cause its and its subsidiaries’ directors, officers, agents, control persons, employees, consultants, professional advisers, including attorneys, accountants, and financial advisors, not to, directly or indirectly:
•
solicit, initiate, or knowingly encourage, or take any other action designed to facilitate, any expression of interest, inquiry or the making of any offer or proposal which constitutes, or may reasonably be expected to lead to, any “Takeover Proposal” as defined in the section entitled “The Merger Agreement — Takeover Proposals; No Solicitation”;

•
execute or enter into any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement, or other commitment, agreement, arrangement, or understanding relating to any Takeover Proposal;

•	enter into, continue, encourage or otherwise participate or engage in any discussions or negotiations regarding any Takeover Proposal;
•
(a) provide or afford access to its properties, assets, books and records, personnel, or (b) furnish to any person any material non-public information in connection with, or relating to, any Takeover Proposal, or the making thereof, or any inquiry or proposal with respect thereto;

•	approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any proposal that constitutes a Takeover Proposal,
•
fail to enforce or grant any waiver or release under any “standstill” or similar agreement with respect to any class of securities of the Company or any of its subsidiaries, or confidentiality agreement to the extent that such provision prohibits or purports to prohibit a confidential proposal being made to the GSE Board unless the GSE Board determines in good faith (after consultation with its outside legal advisors) that the failure to do so would be inconsistent with its fiduciaries duties pursuant to applicable law; or

•	authorize, agree or commit to do any of the foregoing.
However, prior to the time the Merger Agreement is approved by the requisite stockholder vote at the Special Meeting, if GSE receives a bona fide written Takeover Proposal not solicited in material violation of the Company’s non-solicitation obligations under the Merger Agreement, and if the GSE Board determines in good faith after consultation with outside legal counsel and financial advisors based on the information then available that (1) the Takeover Proposal constitutes or would reasonably be expected lead to a “Superior Proposal” (as defined in the section entitled “The Merger Agreement — Takeover Proposals; No Solicitation — Receipt of Takeover Proposals”) and (2) the failure to take the applicable action with respect to such Takeover Proposal would be inconsistent with the GSE Board’s fiduciary duties to the Company and its stockholders under applicable law, then GSE may:
•
furnish information with respect to the Company to the party making such Takeover Proposal, subject to specific conditions described in the section entitled “The Merger Agreement — Takeover Proposals; No Solicitation — Receipt of Takeover Proposals”; and

•	engage in discussions or negotiations with such party regarding such Takeover Proposal.
Adverse Recommendation Change; Alternative Transaction Agreement (page 71)
The GSE Board has unanimously recommended that GSE stockholders vote “FOR” the Merger Proposal. The Merger Agreement permits the GSE Board to effect an “Adverse Recommendation Change” (as described in the section entitled “The Merger Agreement — Adverse Recommendation Change; Alternative Transaction Agreement”) only in certain limited circumstances, as described below.
Before the requisite stockholder approval of the Merger Agreement is obtained, the GSE Board may effect an Adverse Recommendation Change and/or terminate the Merger Agreement, in each case if the GSE Board has determined in good faith, after consultation with its outside legal counsel and financial advisors, that a Takeover Proposal constitutes a Superior Proposal and the failure to do so would be inconsistent with the directors’ fiduciary duties under applicable law. Before effecting an Adverse Recommendation Change or terminating the Merger Agreement in response to a Superior Proposal, (1) GSE must have given Parent at least five business days’ prior written notice of its intention to do so, (2) GSE must have afforded Parent the opportunity to negotiate in good faith with GSE regarding any revisions to the terms of the transactions contemplated by the Merger Agreement in response to the Superior Proposal and (3) at the end of the notice period, the GSE Board must have determined in good faith, after consultation with its outside legal counsel and financial advisors, that the Takeover Proposal (after taking into account any adjustments or modifications to the Merger Agreement proposed by Parent) continues to constitute a Superior Proposal and failure to effect an Adverse Recommendation Change would be inconsistent with the directors’ fiduciary duties under applicable law. See the section entitled “The Merger Agreement — Adverse Recommendation Change; Alternative Transaction Agreement.”
Further, the Company would be required to pay a termination fee to Parent in the event the GSE Board determines to terminate the Merger Agreement in connection with a Superior Proposal and Adverse Recommendation Change. See the sections entitled “The Merger Agreement — Adverse Recommendation Change; Alternative Transaction Agreement” and “The Merger Agreement — Termination.”
Termination (page 75)
The Merger Agreement may be terminated, and the Merger may be abandoned at any time prior to the Effective Time in the following circumstances:
•	by the mutual written consent of Parent and GSE;
•	by either Parent or GSE, if:
○
a governmental entity of competent jurisdiction has issued an order permanently restraining, enjoining, or otherwise prohibiting or making illegal the Merger and such order shall have become final and non-appealable (provided, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to any party that has breached in any material respect its obligations under the Merger Agreement in any manner that was the primary cause of a governmental entity issuing such an order);

○
the Merger has not been consummated by six months after August 8, 2024 (the “outside date”) (provided, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to any party that has breached in any material respect its obligations under the Merger Agreement in any manner that was the proximate cause of the Merger failing to consummate by the outside date); or

○	if the requisite stockholder approval of the Merger Agreement is not obtained at the Special Meeting or any adjournment or postponement thereof;
•	by GSE, if:
○
prior to the time the requisite stockholder approval of the Merger Agreement is obtained and for so long as GSE is in compliance with its non-solicitation obligations under the Merger Agreement, GSE terminates the Merger Agreement in connection with entering into an Alternative Transaction Agreement providing for a Superior Proposal in accordance with the terms described in the section entitled “The Merger Agreement — Adverse Recommendation Change; Alternative Transaction Agreement” and, concurrently with the termination, GSE pays to Parent the Company Termination Fee (as defined below); or

○
Parent or Merger Sub has materially breached or failed to perform any of its representations, warranties, or covenants which (a) would result in a failure of a condition precedent to GSE’s obligation to complete the Merger and (b) is not curable by Parent by the outside date or, if curable, is not cured by Parent within thirty calendar days following receipt of written notice from GSE of such breach or failure to perform;

•	by Parent, if:
○
prior to the time the requisite stockholder approval of the Merger Agreement is obtained, (a) the GSE Board effects an Adverse Recommendation Change or (b) GSE pursues or agrees to pursue a definitive agreement with respect to a Superior Proposal; or

○
GSE has materially breached or failed to perform any of its representations, warranties, or covenants which (a) would result in a failure of a condition precedent to Parent’s obligation to complete the Merger and (b) is not curable by GSE by the outside date or, if curable, is not cured by GSE within thirty calendar days following receipt of written notice from GSE of such breach or failure to perform.

Termination Fees (page 75)
GSE will be required to pay Parent a termination fee in an amount equal to $600,000.00 (the “Company Termination Fee”) in the following circumstances:
•
if Parent terminates the Merger Agreement under specified circumstances where the GSE Board has made an Adverse Recommendation Change or where GSE pursues or agrees to pursue a definitive agreement with respect to a Superior Proposal;

•
if GSE terminates the Merger Agreement in order to enter into an Alternative Transaction Agreement providing for a Superior Proposal in accordance with the terms described in the section entitled “The Merger Agreement — Takeover Proposals; No Solicitation”; or

•
if prior to the Effective Time, (a) a Takeover Proposal has been publicly disclosed or announced by any person (other than Parent) (a “Company Takeover Proposal”); (b) a Takeover Proposal remains outstanding and at such time: (i) the Merger Agreement is terminated because the Merger had not occurred by the outside date, (ii) the requisite GSE stockholder approval of the Merger Agreement is not obtained at the Special Meeting or at any postponement or adjournment thereof, or (iii) the Company has breached any of its representations, warranties, or covenants which would result in a failure of a condition precedent to Parent’s obligation to complete the Merger and is not cured or curable by GSE; and (c) within twelve months after the termination referred to in the preceding sub-clause (b), the Company enters into a definitive agreement with respect to the Takeover Proposal.

The Termination Fee is the sole and exclusive remedy of Parent and Merger Sub against GSE under the Merger Agreement, except in the event of fraud or a willful breach by GSE of its obligations under the Merger Agreement. However, in no event will GSE’s liability for monetary damages to Parent or Merger Sub arising under the Merger Agreement exceed $600,000.00 and in no event will GSE be obligated to pay the Company Termination Fee more than once.

QUESTIONS REGARDING THE SPECIAL MEETING AND THE MERGER
The following questions and answers address briefly some questions you may have regarding the Special Meeting and the proposals to be voted on at the Special Meeting. These questions and answers may not address all of the questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, which you should read carefully and in their entirety. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions under the section entitled “Where You Can Find Additional Information.”
Q:	Why am I receiving these proxy materials?
A:
On August 8, 2024, the Company entered into the Merger Agreement pursuant to which Merger Sub will be merged with and into the Company, with the Company surviving the Merger. A copy of the Merger Agreement is attached to this proxy statement as Annex A and is incorporated herein by reference. GSE stockholders must approve and adopt the Merger Agreement for the Merger to occur. If GSE stockholders fail to approve and adopt the Merger Agreement, the Merger will not occur. You are receiving this proxy statement in connection with the solicitation of proxies by the GSE Board in favor of the Merger Proposal and to approve the other related proposals to be voted on at the Special Meeting.

Q:	When and where is the Special Meeting?
A:
We will be hosting the Special Meeting via live webcast only. The Special Meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/GVP2024SM on October 25, 2024 at 11 a.m. Eastern Time. Regardless of whether you are the “record holder” of your shares or your shares are held in street name, if you held your shares as of the close of business on September 16, 2024, you are welcome to attend the meeting. Stockholders may vote and submit questions while attending the Special Meeting online. The webcast will open approximately 15 minutes before the start of the Special Meeting. In order to enter the Special Meeting, you will need the control number, which is included in the Notice or on your proxy card if you are a stockholder of record of shares of GSE common stock, or included with your voting instruction card and voting instructions received from your broker, bank, or other agent if you hold shares of GSE common stock in a “street name.” Instructions on how to attend and participate online are also available at www.virtualshareholdermeeting.com/GVP2024SM. Information on how to vote online at the virtual special meeting is discussed below.

Q:	Who is entitled to vote at the Special Meeting?
A:
Only holders of record of GSE common stock as of the close of business on September 16, 2024, the record date for the Special Meeting, are entitled to receive these proxy materials and to vote their shares at the Special Meeting. Each share of GSE common stock issued and outstanding as of the close of business on the record date will be entitled to one vote on each matter submitted to a vote at the Special Meeting.

Q:	What matters will be voted on at the Special Meeting?
A:	You will be asked to consider the following proposals:
•	to approve and adopt the Merger Agreement and the Merger Proposal;
•	to approve, on an advisory (non-binding) basis, the Compensation Proposal; and
•	to approve the Adjournment Proposal.
Q:	May I attend the Special Meeting virtually and vote at the Special Meeting?
A:
Yes. If you are a GSE stockholder of record, you may attend the Special Meeting virtually via the Internet at the virtual meeting website on October 25, 2024, and complete a virtual ballot, whether or not you sign and return your proxy card. If you are a GSE stockholder of record, you will need your assigned control number to vote shares electronically at the Special Meeting. The control number can be found on the proxy card, voting instruction form, or other applicable proxy notices.

Even if you plan to attend the Special Meeting virtually, to ensure that your shares will be represented at the Special Meeting, we encourage you to sign, date and return the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). If you attend the Special Meeting virtually and complete a virtual ballot, your vote will revoke any proxy previously submitted.
If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your broker or other agent cannot vote on any of the proposals, including the proposal to approve and adopt the Merger Agreement, without your instructions. If you hold your shares in “street name,” you may not vote your shares virtually at the Special Meeting unless you obtain a “legal proxy” from your bank, broker or other nominee.
Q:	What will I receive if the Merger is completed?
A:
Upon the terms and subject to the condition of the Merger Agreement, at the Effective Time, each share of GSE common stock issued and outstanding immediately before the Effective Time (other than shares held or owned by stockholders or beneficial owners, as applicable, of the Company who have, prior to the Effective Time, complied with the applicable provisions of Section 262 of the DGCL with respect to appraisal rights) will be converted into the right to receive the merger consideration of $4.10 per share in cash, without interest (the “Merger Consideration”).

Q:	What will holders of GSE equity awards receive if the merger is consummated?
A:	At the Effective Time, each:
•
each outstanding RSU, whether vested or unvested, will automatically become fully vested and be canceled and converted automatically into the right of the holder to receive a cash payment (without interest) equal to (i) the Merger Consideration multiplied by (ii) the number of shares of GSE common stock subject to such RSU (subject to applicable tax withholdings);

•
each outstanding PSU for which the applicable performance period HAS ended at or prior to the Effective Time (each, a “Vested PSU”) will be cancelled and converted automatically into the right of the holder to receive a cash payment (without interest), if any, equal to (i) the Merger Consideration multiplied by (ii) the number of shares of GSE common stock subject to such Vested PSU earned based on actual performance during the applicable performance period (subject to applicable tax withholdings); and

•
Each then-outstanding PSU for which the applicable performance period HAS NOT ended prior to the Effective Time, will be cancelled and converted automatically into the right of the holder to receive a cash payment (without interest), if any, equal to (i) the Merger Consideration multiplied by (ii) the number of shares of GSE common stock subject to such PSU earned based on actual performance achieved as of immediately prior to the Effective Time (subject to applicable tax withholdings).

Pursuant to the terms of the Merger Agreement, the Company does not believe that any PRSUs will vest and receive Merger Consideration. The Company believes that (i) 22,857 RSUs will either vest prior to the closing of the Merger or be accelerated and vest upon the closing of the Merger and result in the payment of Merger Consideration; and (ii) 95,000 RSUs issued to Ravi Khanna earlier this year will be forfeited at the closing.
Q:	How many shares are needed to constitute a quorum?
A:
A majority of the shares entitled to vote, present virtually or represented by proxy, will constitute a quorum at the Special Meeting. If a quorum is not present at the Special Meeting, the Special Meeting may be adjourned or postponed from time to time by the presiding officer (subject to the terms of the Merger Agreement and the Company’s Third Amended and Restated By-Laws) until a quorum is obtained.

As of the close of business on September 16, 2024, the record date for the Special Meeting, there were 3,471,677 shares of GSE common stock outstanding and entitled to vote at the Special Meeting.
If you submit a proxy but fail to provide voting instructions or abstain on any of the proposals listed on the proxy card, your shares will be counted for the purpose of determining whether a quorum is present at the Special

Meeting. If you hold your shares in “street name” and do not give any instruction to your broker, bank or other nominee as to how your shares should be voted at the Special Meeting, those shares will not be entitled to vote on any proposal at the Special Meeting and will not be counted for purposes of establishing a quorum.
Q:	What vote of GSE stockholders is required to approve and adopt the Merger Agreement?
A:
Approval and adoption of the Merger Agreement requires the affirmative vote of a majority of the shares of GSE common stock outstanding at the close of business on the record date for the Special Meeting. A failure to vote your shares of GSE common stock or an abstention from voting will have the same effect as a vote “AGAINST” the Merger Proposal. If your shares are held in “street name” by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, the failure to instruct your nominee will have the same effect as a vote “AGAINST” the Merger Proposal.

Q:	What vote of GSE stockholders is required to approve the remaining proposals to be voted upon at the Special Meeting?
A:
Approval of the Compensation Proposal requires the affirmative vote of a majority of shares present in person or represented by proxy at the Special Meeting and entitled to vote on the compensation proposal, assuming a quorum is present at the Special Meeting. A failure to vote your shares of GSE common stock (including a failure of your broker, bank or other nominee to vote shares held on your behalf) will have no effect on the compensation proposal (assuming that a quorum is present). An abstention will have the same effect as a vote “AGAINST” the Compensation Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of shares present in person or represented by proxy at the Special Meeting and entitled to vote on the adjournment proposal, regardless of whether a quorum is present at the Special Meeting. If no quorum is present or represented at the Special Meeting, the chairman of the Special Meeting or stockholders entitled to vote at the Special Meeting (acting by the affirmative vote of a majority in voting power at the Special Meeting), may adjourn the Special Meeting from time to time, without further notice other than announcement at the Special Meeting of the time and place of the adjourned meeting. A failure to vote your shares of GSE common stock (including a failure of your broker, bank or other nominee to vote shares held on your behalf) will have no effect on the Adjournment Proposal. An abstention will have the same effect as a vote “AGAINST” the Adjournment Proposal.
The approval of the Compensation Proposal and the Adjournment Proposal are not conditions to the completion of the Merger.
Q:	How does the GSE Board recommend that I vote?
A:	The GSE Board unanimously recommends that GSE stockholders vote:
•	“FOR” the Merger Proposal;
•	“FOR” the Compensation Proposal; and
•	“FOR” the Adjournment Proposal.
For a discussion of the factors that the GSE Board considered in determining to recommend the approval and adoption of the Merger Agreement, please see the section entitled “Vote on Adoption of the Merger Agreement (Proposal 1) — Reasons for the Merger; Recommendation of the GSE Board.” In addition, in considering the recommendation of the GSE Board with respect to the Merger Agreement, you should be aware that some of our directors and executive officers have interests that may be different from, or in addition to, the interests of Company stockholders generally. For a discussion of these interests, please see the section entitled “Vote on Adoption of the Merger Agreement (Proposal 1) — Interests of the Company’s Directors and Executive Officers in the Merger.”
Q:	How do GSE directors and officers intend to vote?
A:
We currently expect that the Company’s directors and executive officers will vote their shares in favor of the Merger Proposal and the other proposals to be considered at the Special Meeting, although they have no obligation to do so. At the close of business on the record date, current directors and executive officers of the Company were entitled to vote approximately 148,021 shares of GSE common stock, or approximately 4.262% of the shares of GSE common stock issued and outstanding on that date.

Q:	When is the Merger expected to be completed?
A:
We are working toward completing the Merger as promptly as possible, but as of the date of this proxy statement we cannot accurately estimate the closing date of the Merger because the Merger is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the conditions to Parent, Merger Sub and the Company’s respective obligations to consummate the Merger, some of which are not within the parties’ control. There may be a substantial amount of time between the Special Meeting and the completion of the Merger, and it is possible that the Merger will not be completed at all. After the requisite stockholder approval of the Merger Agreement is obtained, the GSE Board will not have the right to terminate the Merger Agreement in order to accept any alternative acquisition proposal. We expect to complete the Merger promptly after the requisite stockholder approval of the Merger Agreement is obtained.

Q:	What happens if the Merger is not completed?
A:
If the Merger Agreement is not approved and adopted by the Company’s stockholders, or if the Merger is not completed for any other reason, the Company’s stockholders will not receive any payment for their shares of GSE common stock in connection with the Merger. Instead, the Company will remain a public company, and shares of GSE common stock will continue to be registered under the Exchange Act, as well as listed and traded on NASDAQ. In the event that either GSE or Parent terminates the Merger Agreement, then, in certain specified circumstances, GSE may be required to pay Parent a termination fee in an amount equal to $600,000. See the section entitled “The Merger Agreement — Termination” and the section entitled “Vote on Adoption of the Merger Agreement (Proposal 1) — Effect on GSE if the Merger is Not Completed.”

Q:	What do I need to do now? How do I vote my shares of GSE common stock?
A:
We urge you to, and you should, read this entire proxy statement carefully, including its annexes and the documents incorporated by reference in this proxy statement, and to consider how the Merger affects you. Your vote is important, regardless of the number of shares of GSE common stock you own.

Voting Virtually
Stockholders of record will be able to vote virtually at the Special Meeting. If you are not a stockholder of record, but instead hold your shares of GSE common stock in “street name” through a broker, bank or other nominee, you must provide a legal proxy executed in your favor from your broker, bank or other nominee in order to be able to vote virtually at the Special Meeting.
It is not necessary to virtually attend the Special Meeting in order to vote your shares. To ensure that your shares of GSE common stock are voted at the Special Meeting, GSE recommends that you provide voting instructions promptly by proxy, even if you plan to attend the Special Meeting virtually.
Attending the Special Meeting virtually does not itself constitute a vote on any proposal.
Shares of GSE common stock Held by Record Holder
You can also ensure that your shares are voted at the Special Meeting by submitting your proxy via:
•	telephone, by calling the toll-free telephone number indicated on the proxy card;
•	the Internet by following the instructions on the proxy card; or
•	mail, by completing, signing and returning the proxy card in the postage-paid envelope provided with this proxy statement so that it is received in time for the Special Meeting.
If you sign, date and return your proxy card without indicating how you wish to vote with respect to a proposal, your proxy will be voted “FOR” (1) the Merger Proposal, (2) the Compensation Proposal, and (3) the Adjournment Proposal.
We encourage you to vote by proxy even if you plan on virtually attending the Special Meeting.
A failure to vote or an abstention will have the same effect as voting “AGAINST” each of the Merger Proposal, the Compensation Proposal and the Adjournment Proposal.

Shares of GSE common stock Held in “Street Name”
If you hold your shares in “street name” through a broker, bank or other nominee, you should follow the directions provided by your broker, bank or other nominee regarding how to instruct your broker, bank or other nominee to vote your shares. Because brokers, banks and other nominees do not have discretionary voting authority with respect to any of the proposals to be voted on at the Special Meeting, without your instructions, your shares held in street name will not be present or represented by proxy at the Special Meeting, will not be counted for purposes of determining whether a quorum is present at the Special Meeting, and will not be voted on any of the proposals to be voted on at the Special Meeting. However, if a beneficial owner of shares held in street name gives voting instructions to the broker, bank or other nominee with respect to at least one of the proposals, but gives no instruction as to one or more of the other proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to any proposal as to which instructions were given, and will not be voted with respect to any other proposal. Therefore, it is important that you instruct your broker, bank or other nominee on how you wish to vote your shares.
Q:	Can I revoke my proxy?
A:
Yes. You can revoke your proxy at any time before the vote is taken at the Special Meeting. If you are a stockholder of record, you may revoke your proxy by notifying the Company at GSE Systems, Inc., 6940 Columbia Gateway Drive, Suite 470, Columbia, Maryland 21046, Attention: Corporate Secretary, or by submitting a new proxy by telephone, the Internet or mail, in each case, in accordance with the instructions on the enclosed proxy card and dated after the date of the proxy being revoked. In addition, you may revoke your proxy by virtually attending the Special Meeting and voting virtually; however, simply attending the Special Meeting virtually will not cause your proxy to be revoked. Please note that if you hold your shares in “street name” and you have instructed a broker, bank or other nominee to vote your shares, you should instead follow the instructions received from your broker, bank or other nominee to revoke your prior voting instructions. If you hold your shares in “street name,” you may also revoke a prior proxy by voting virtually at the Special Meeting if you obtain a proxy executed in your favor from your broker, bank or other nominee in order to be able to vote virtually at the Special Meeting.

Q:	What happens if I do not vote or if I abstain from voting on the proposals?
A:
The requisite number of shares to approve the Merger Proposal is based on the total number of shares of GSE common stock outstanding on the record date, not just the shares that are voted. If you do not vote, or if you abstain from voting, on the Merger Proposal, it will have the same effect as a vote “AGAINST” the Merger Proposal. If your shares are held in “street name” by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, your nominee may not vote your shares on the Merger Proposal.

The requisite number of shares to approve the other two proposals is based on the total number of votes properly cast for and against those proposals, assuming a quorum is present. If you do not vote or if you abstain from voting, it will have the same effect as voting “AGAINST” the Compensation Proposal and the Adjournment Proposal (assuming that a quorum is present).
Q:	What will happen if GSE stockholders do not approve the Compensation Proposal?
A:
The inclusion of this proposal is required by the rules of the SEC; however, the approval of this proposal is not a condition to the completion of the Merger. In addition, the vote on this proposal is an advisory vote by stockholders and will not be binding on GSE or Parent. If the Merger Agreement is approved and adopted by the Company’s stockholders and the Merger is completed, the merger-related compensation may be paid to the Company’s named executive officers in accordance with the terms of their compensation agreements and arrangements even if stockholders fail to approve this proposal.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:
If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, to be the “stockholder of record.” In this case, this proxy statement and your proxy card have been sent directly to you by GSE.

If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares of GSE common stock held in “street name.” In that case, this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following their instructions for voting. Because of the non-routine nature of the proposals to be voted on at the Special Meeting, your broker, bank or other nominee is not authorized to vote your shares on any proposal without instructions from you. You are also invited to attend the Special Meeting. However, because you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you have obtained a legal proxy from your broker, bank or other nominee, as the stockholder of record, authorizing you to vote your shares.
Q:	If my broker holds my shares in “street name,” will my broker vote my shares for me?
A:
No. Your bank, broker or other nominee is permitted to vote your shares on any proposal currently scheduled to be considered at the Special Meeting only if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee to vote your shares. Without instructions, your shares will not be voted on such proposals, which will have the same effect as if you voted “AGAINST” the Merger Proposal, but will have no effect on the other two proposals (assuming that a quorum is present).

Q:	Will my shares of GSE common stock held in “street name” or another form of record ownership be combined for voting purposes with shares I hold of record?
A:
No. Because any shares of GSE common stock you may hold in “street name” will be deemed to be held by a different stockholder (that is, your custodial bank, broker or other financial nominee) than any shares of GSE common stock you hold of record, any shares of GSE common stock held in “street name” will not be combined for voting purposes with shares of GSE common stock you hold of record. Similarly, if you own shares of GSE common stock in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for those shares of GSE common stock because they are held in a different form of record ownership. Shares of GSE common stock held by a corporation or business entity must be voted by an authorized officer of the entity. Please indicate title or authority when completing and signing the proxy card. Shares of GSE common stock held in an individual retirement account must be voted under the rules governing the account. This means that, to ensure all your shares are voted at the Special Meeting, you should read carefully any proxy materials received and follow the instructions included therewith.

Q:	What does it mean if I get more than one proxy card or voting instruction card?
A:
If your shares of GSE common stock are registered differently or are held in more than one account, you will receive more than one proxy or voting instruction card. Please complete and return all of the proxy cards and voting instruction cards you receive (or submit each of your proxies by telephone or the Internet) to ensure that all of your shares of GSE common stock are voted.

Q:	What happens if I sell my shares of GSE common stock before completion of the Merger?
A:
In order to receive the Merger Consideration, you must hold your shares of GSE common stock through completion of the Merger. Consequently, if you transfer your shares of GSE common stock before completion of the Merger, you will have transferred your right to receive the Merger Consideration in the Merger.

The record date for stockholders entitled to vote at the Special Meeting is earlier than the completion of the Merger. If you transfer your shares of GSE common stock after the record date but before the closing of the Merger, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares and each of you notifies GSE in writing of such special arrangements, you will have the right to vote at the Special Meeting but not the right to receive the Merger Consideration. You will also lose the ability to exercise appraisal rights in connection with the Merger with respect to the transferred shares. Even if you sell or otherwise transfer your shares of GSE common stock after the record date, we encourage you to sign, date and return the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically or by telephone using the instructions provided in the enclosed proxy card.

Q:	May I exercise dissenters’ rights or rights of appraisal in connection with the Merger?
A:
Yes. In order to exercise your appraisal rights, you must follow the requirements set forth in Section 262 of the DGCL. Under Delaware law, if the Merger is consummated and certain conditions are met, GSE stockholders or beneficial owners who continuously hold or continuously own, as applicable, their shares of GSE common stock through the effective date of the Merger, do not vote in favor of the Merger, properly demand in writing an appraisal of their shares delivered to the Company prior to the taking of the vote on the Merger Proposal and otherwise comply with, and do not validly withdraw or otherwise lose their appraisal rights under, the applicable provisions of Delaware law will be entitled to appraisal rights to receive, in cash, the “fair value” of their shares as determined by the Delaware Court of Chancery in accordance with Section 262 of the DGCL, the provisions of which are summarized in this proxy statement. If the Merger is consummated and certain conditions are met, GSE stockholders and beneficial owners who properly exercise their appraisal rights in compliance with Section 262 of the DGCL will be entitled to have the Delaware Court of Chancery determine, and to be paid, the “fair value” of their shares, exclusive of any element or value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the “fair value.” The appraisal amount could be more than, the same as or less than the amount a GSE stockholder would be entitled to receive under the terms of the Merger Agreement. For additional information, see the section entitled “Appraisal Rights.” A copy of Section 262 of the DGCL, as in effect at the time of the parties’ entry into the Merger Agreement, is attached to this proxy statement as Annex C.

Q:	What is householding and how does it affect me?
A:
The SEC permits companies to send a single set of proxy materials to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the company provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card. Certain brokerage firms may have instituted householding for beneficial owners of GSE common stock held through brokerage firms. If your family has multiple accounts holding GSE common stock, you may have already received householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of this proxy statement. The broker will arrange for delivery of a separate copy of this proxy statement promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

Q:	What is a proxy?
A:
A proxy is your legal designation of another person to vote your shares of GSE common stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of GSE common stock is called a “proxy card.”

Q:	If a stockholder gives a proxy, how are the shares voted?
A:
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies, will vote your shares in the way that you indicate. When completing the Internet or telephone process or the proxy card, you may specify whether your shares should be voted “for” or “against” or to “abstain” from voting on all, some or none of the specific items of business to come before the Special Meeting.

Q:	Who pays the cost for soliciting proxies?
A:
We will pay the expenses of soliciting proxies. Following the original mailing of the soliciting materials, we and our agents, including directors, officers and other employees, without additional compensation, may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur. In addition, we have retained Innisfree at a fee of $20,000, plus additional costs in the event of a telephone campaign and the repayment certain out-of-pocket expenses, to act as our proxy solicitor in connection with the proposals to be acted upon at the Special Meeting. Pursuant to an agreement, Innisfree has agreed to solicit proxies from our stockholders on our behalf in connection with the Special Meeting. If you have any questions about submitting your proxy or require assistance, please contact Innisfree toll-free at (877) 750-5837 or collect at (212) 750-5833. Innisfree’s address is 501 Madison Avenue, 20th floor, New York, New York 10022.
Q:	Where can I find the voting results of the Special Meeting?
A:
If available, GSE may announce preliminary voting results at the conclusion of the Special Meeting. GSE intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the Special Meeting. All reports that GSE files with the SEC are publicly available when filed. For more information, please see the section of this proxy statement captioned “Where You Can Find More Information.”

Q:	Where can I find more information about GSE?
A:	You can find more information about the Company from various sources described in the section entitled “Where You Can Find Additional Information.”
Q:	Who can help answer my other questions?
A:
If you have more questions about the Merger, or require assistance in submitting your proxy or voting your shares or need additional copies of the proxy statement or the enclosed proxy card, please contact Innisfree toll-free at (877) 750-5837 or collect at (212) 750-5833. Innisfree’s address is 501 Madison Avenue, 20th floor, New York, New York 10022.

If your broker, bank or other nominee holds your shares, you should also call your broker, bank or other nominee for additional information.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: completion of the Merger is subject to various risks and uncertainties related to, among other things, its terms, timing, structure, benefits, costs and completion; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; risks related to the disruption of management’s attention from GSE’s ongoing business operations due to the Merger; the effect of the announcement of the Merger on GSE’s relationships with its customers, suppliers and other third parties, as well as its operating results and business generally; the potential difficulties in employee retention as a result of the Merger; the risk that the Merger Agreement may be terminated in circumstances that may require GSE to pay Parent a termination fee; the outcome of any legal proceedings that may be instituted against GSE and others related to the Merger Agreement or the transactions contemplated thereby; the fact that, if the Merger is completed, stockholders will forgo the opportunity to realize the potential long term value of the successful execution of GSE’s current strategy as an independent company; required approvals to complete the Merger by GSE stockholders and the receipt of certain regulatory approvals, to the extent required, and the timing and conditions for such approvals; the stock price of GSE prior to the consummation of the Merger; and the risk that the stock price of GSE may decline significantly if the Merger is not completed; the possibility that Parent could, at a later date, engage in unspecified transactions, including restructuring efforts, special dividends or the sale of some or all of GSE’s assets to one or more purchasers, that could conceivably produce a higher aggregate value than that available to stockholders in the Merger; the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to satisfy the closing conditions to the Merger; our ability to obtain necessary funding; the timing and scope of regulatory approvals; changes in laws and regulations to which we are subject; competitive pressures; risks relating to business interruptions; and other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 31, 2023 and in our subsequent filings with the SEC. You should not rely upon forward-looking statements as predictions of future events. Furthermore, such forward-looking statements speak only as of the date of this report. Our actual results could differ materially from the results described in or implied by such forward looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

PARTIES TO THE MERGER
GSE Systems, Inc.
GSE is a Delaware corporation incorporated on March 30, 1994, and based in Columbia, Maryland. We completed our initial public offering in 1995, and our GSE common stock trades on NASDAQ under the symbol “GVP.” The principal executive offices of GSE are located at 6940 Columbia Gateway Drive, Suite 470, Columbia, Maryland 21046, and its telephone number is (410) 970-7800. GSE’s corporate web address is www.gses.com.
GSE is a leading provider of engineering services and technology, expert staffing, and simulation software to clients in the power and process industries. GSE provides customers with simulation, engineering technology, engineering and plant services that help clients reduce risks associated with operating their plants, increase revenue through improved plant and employee performance, and lower costs through improved operational efficiency. In addition, GSE provides professional services that help clients fill key vacancies in the organization on a short-term basis, including but not limited to, the following: procedure writing, planning and scheduling; engineering; senior reactor operator training and certification; technical support and training personnel focused on regulatory compliance and certification in the nuclear power industry.
A detailed description of the Company’s business is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which is incorporated by reference into this proxy statement. See the section entitled “Where You Can Find Additional Information.”
Nuclear Engineering Holdings LLC
Nuclear Engineering Holdings LLC (“Parent”) is a Delaware limited liability company and was formed on July 19, 2024, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Parent is a wholly owned subsidiary of PEP Base Zero NE Holdings LP, a Delaware limited partnership. Parent’s principal executive offices are located at 2050 W. Sam Houston Pkwy S #1550, Houston, TX 77042, and its telephone number is 713-559-7110.
Gamma Nuclear Merger Sub LLC
Merger Sub is a Delaware limited liability company and a direct, wholly owned subsidiary of Parent and was formed on July 19, 2024, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Merger Sub has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement. Upon the completion of the Merger, the separate corporate existence of Merger Sub will cease and GSE will continue as the surviving corporation and a direct, wholly owned subsidiary of Parent (the “surviving corporation”). Merger Sub’s principal executive offices are located at 2050 W. Sam Houston Pkwy S #1550, Houston, TX 77042, and its telephone number is 713-559-7110.

THE SPECIAL MEETING
We are furnishing this proxy statement to the Company’s stockholders as part of the solicitation of proxies by the GSE Board for use at the Special Meeting or any adjournment or postponement thereof. This proxy statement provides the Company’s stockholders with the information they need to know to be able to vote or instruct their vote to be cast at the Special Meeting or any adjournment or postponement thereof.
Date, Time and Place of the Special Meeting
This proxy statement is being furnished to the Company’s stockholders as part of the solicitation of proxies by the GSE Board for use at the Special Meeting, which will be held virtually on October 25, 2024, at 11 a.m. Eastern Time, or at any adjournment or postponement thereof. The Company will hold the special meeting on October 25, 2024, at 11 a.m. Eastern Time via live webcast on the Internet at www.virtualshareholdermeeting.com/GVP2024SM (the “Special Meeting”).
For information regarding attending the Special Meeting, please see “The Special Meeting — Voting; Proxies; Revocation — Attendance.”
Purposes of the Special Meeting
At the Special Meeting, GSE stockholders will be asked to consider and vote on the following proposals:
1.	to consider and vote on the proposal to approve and adopt the Merger Agreement;
2.	to approve, on an advisory (non-binding) basis, the Compensation Proposal; and
3.	to approve Adjournment Proposal.
GSE stockholders must approve and adopt the Merger Agreement for the Merger to occur. If GSE stockholders fail to approve and adopt the Merger Agreement, the Merger will not occur. A copy of the Merger Agreement is attached to this proxy statement as Annex A, and the material provisions of the Merger Agreement are described in the section entitled “The Merger Agreement.”
The Compensation Proposal is a vote separate and apart from the vote to approve and adopt the Merger Agreement. Accordingly, a GSE stockholder may vote to approve the Compensation Proposal and vote not to approve and adopt the Merger Agreement and vice versa. Because the vote on the Compensation Proposal is advisory in nature only, it will not be binding on either GSE or Parent. Accordingly, if the Merger Agreement is approved by the Company’s stockholders and the Merger is completed, the merger-related compensation may be paid to the Company’s executive officers even if the stockholders fail to approve the Compensation Proposal.
GSE does not expect a vote to be taken on any other matters at the Special Meeting or any adjournment or postponement thereof, and only the matters specified in the notice of the Special Meeting may be considered or acted upon at the Special Meeting.
This proxy statement and the enclosed form of proxy are first being mailed to GSE stockholders on or about September 16, 2024, and the mailing is expected to be completed on or about September 24, 2024.
Record Date and Quorum
The holders of record of GSE common stock as of the close of business on September 16, 2024, the record date for the Special Meeting, are entitled to receive notice of and to vote at the Special Meeting. At the close of business on the record date, 3,471,677 shares of GSE common stock were outstanding and entitled to vote at the Special Meeting. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the Special Meeting. Once a share is present in person or represented by proxy at the Special Meeting, it will be counted for the purpose of determining a quorum at the Special Meeting, even if the share of GSE common stock is not voted, including any shares of GSE common stock for which a stockholder directs to abstain from voting. If a quorum is not present at the Special Meeting, under the Company’s bylaws, the chairman of the Special Meeting and the stockholders entitled to vote at the Special Meeting (acting by the affirmative vote of a majority in voting power at the Special Meeting) each have the power to adjourn the Special Meeting until a quorum is present or represented. If you hold your shares in “street name” and do not give any instruction to your broker, bank or other nominee as to how your shares should be voted at the Special Meeting, those shares will not be entitled to vote on any proposal at the Special Meeting and will not be counted for purposes of establishing a quorum. If you hold your shares in “street name” and instruct your bank, broker or other nominee how to vote on at least one, but not all of the proposals to be considered at the Special Meeting, your shares of GSE common stock will be voted according to your instructions on those proposals for which you have provided instructions and will be counted as present for purposes of determining whether a quorum is present at the Special Meeting.
Required Vote
Each share of GSE common stock outstanding at the close of business on the record date is entitled to one vote on each of the proposals to be considered at the Special Meeting.
For the Company to complete the Merger, GSE stockholders holding a majority of the shares of GSE common stock outstanding and entitled to vote at the close of business on the record date must vote “FOR” the Merger Proposal. A failure to vote your shares of GSE common stock or an abstention from voting will have the same effect as a vote “AGAINST” the Merger Proposal.
Approval of the Compensation Proposal requires the affirmative vote of a majority of shares present in person or represented by proxy at the Special Meeting and entitled to vote on the compensation proposal, assuming a quorum is present at the Special Meeting. A failure to vote your shares of GSE common stock (including a failure of your broker, bank or other nominee to vote shares held on your behalf) will have no effect on the Compensation Proposal (assuming that a quorum is present). An abstention will have the same effect as a vote “AGAINST” the Compensation Proposal.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal, regardless of whether a quorum is present at the Special Meeting. If no quorum is present or represented at the Special Meeting, the chairman of the Special Meeting or stockholders entitled to vote at the Special Meeting (acting by the affirmative vote of a majority in voting power at the Special Meeting), may adjourn the Special Meeting from time to time, without further notice other than announcement at the Special Meeting of the time and place of the adjourned meeting. A failure to vote your shares of GSE common stock (including a failure of your broker, bank or other nominee to vote shares held on your behalf) will have no effect on the Adjournment Proposal. An abstention will have the same effect as a vote “AGAINST” the Adjournment Proposal.
Voting by the Company’s Directors and Executive Officers
At the close of business on the record date, current directors and executive officers of the Company were entitled to vote approximately 148,021 shares of GSE common stock, or approximately 4.262% of the shares of GSE common stock issued and outstanding on that date. We currently expect that the Company’s directors and executive officers will vote their shares in favor of the Merger Proposal and the other proposals to be considered at the Special Meeting, although they have no obligation to do so.
Voting; Proxies; Revocation
Attendance
All holders of shares of GSE common stock as of the close of business on September 16, 2024, the record date, including stockholders of record and beneficial owners of GSE common stock registered in the “street name” of a broker, bank or other nominee, are invited virtually to attend the Special Meeting.
To attend the Special Meeting virtually, you must provide proof of ownership of GSE common stock as of the close of business on the record date. If you hold your shares in “street name,” and you also wish to be able to vote virtually at the meeting, you must obtain a legal proxy, executed in your favor, from your bank, broker or other nominee.
Voting Virtually
If you plan to virtually attend the Special Meeting and wish to vote virtually, you will be given a virtual ballot at the Special Meeting. If you are not a stockholder of record, but instead hold your shares of GSE common stock in “street name” through a broker, bank or other nominee, you are encouraged to vote by proxy even if you plan to virtually attend the Special Meeting. If you virtually attend the Special Meeting and vote by virtual ballot, your vote will revoke any previously submitted proxy.

Providing Voting Instructions by Proxy
To ensure that your shares of GSE common stock are voted at the Special Meeting, we recommend that you provide voting instructions promptly by proxy, even if you plan to virtually attend the Special Meeting.
Shares of GSE common stock Held by Record Holder
If you are a stockholder of record, you may provide voting instructions by proxy using one of the methods described below.
•
Telephone Voting: You may vote by telephone by calling the toll-free telephone number indicated on the proxy card. Please follow the voice prompts that allow you to vote your shares and confirm that your instructions have been properly recorded.

•
Internet Voting: You may vote electronically over the Internet by following the instructions on the proxy card. Please follow the website prompts that allow you to vote your shares and confirm that your instructions have been properly recorded.

•
Return Your Proxy Card By Mail: You may vote by completing, signing and returning the proxy card in the postage-paid envelope provided with this proxy statement so that it is received in time for the Special Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted in favor of each of the Merger Proposal, the Compensation Proposal and the Adjournment Proposal. If you fail to return your proxy card and you are a holder of record on the record date, unless you virtually attend the Special Meeting and vote virtually, the effect will be that your shares of GSE common stock will not be considered present at the Special Meeting for purposes of determining whether a quorum is present at the Special Meeting, will have the same effect as a vote “AGAINST” the Merger Proposal and, assuming a quorum is present, will not affect the Compensation Proposal or the Adjournment Proposal.

•	Vote at the Meeting: You may cast your vote virtually at the Special Meeting, Virtual ballots will be distributed to anyone who wants to vote virtually at the Special Meeting.
Telephone and Internet voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. local time on October 24, 2024. Telephone and Internet voting is convenient, provides postage and mailing cost savings and is recorded immediately, minimizing the risk that postal delays may cause votes to arrive late and, therefore, not be counted.
Shares of GSE common stock Held in “Street Name”
If your shares of GSE common stock are held by a broker, bank or other nominee on your behalf in “street name,” your broker, bank or other nominee will send you instructions as to how to provide voting instructions for your shares. Many brokerage firms and banks have a process for their customers to provide voting instructions by telephone or via the Internet, in addition to providing voting instructions by a voting instruction form.
In accordance with the rules of NASDAQ, brokers, banks and other nominees that hold shares of GSE common stock in “street name” for their customers do not have discretionary authority to vote the shares with respect to the Merger Proposal, the Compensation Proposal or the Adjournment Proposal, if necessary or appropriate, including to solicit additional proxies. Accordingly, if brokers, banks or other nominees do not receive specific voting instructions with respect to these proposals from the beneficial owner of such shares, they may not vote such shares with respect to these proposals. Therefore, unless you virtually attend the Special Meeting with a properly executed legal proxy from your broker, bank or other nominee, your failure to provide instructions to your broker, bank or other nominee will result in your shares of GSE common stock not being deemed present for purposes of determining whether a quorum is present at the Special Meeting and not being voted on any of the Merger Proposal, the Compensation Proposal or the Adjournment Proposal. However, if a beneficial owner of shares held in street name gives voting instructions to the broker, bank or other nominee with respect to at least one of the proposals, but gives no instruction as to one or more of the other proposals, then those shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to any proposal as to which instructions were given, and will not be voted with respect to any other proposal. Therefore, it is important that you instruct your broker, bank or other nominee on how you wish to vote your shares.

Revocation of Proxies
Any person giving a proxy pursuant to this solicitation has the power to revoke and change it at any time before it is voted. If you are a stockholder of record, you may revoke your proxy at any time before the vote is taken at the Special Meeting by:
•
submitting a new proxy dated after the date of the proxy being revoked, by using the telephone or Internet proxy submission procedures described above, or by completing, signing, dating and returning a new proxy card by mail to the Company, in each case, in accordance with the instructions on the enclosed proxy card;

•	virtually attending the Special Meeting and voting by virtual ballot; or
•
delivering a written notice of revocation dated after the date of the proxy being revoked by mail to the Company at GSE Systems, Inc., 6940 Columbia Gateway Drive, Suite 470, Columbia, Maryland 21046, Attention: Corporate Secretary in accordance with the instructions on the enclosed proxy card.

Please note, however, that only your last-dated proxy will count. Virtually attending the Special Meeting without taking one of the actions described above will not in itself revoke your proxy. Please note that if you want to revoke your proxy by mailing a new proxy card to the Company or by sending a written notice of revocation to the Company, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by the Company before the Special Meeting.
If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee in order to revoke your proxy or submit new voting instructions. If you hold your shares in “street name,” you may also revoke a prior proxy by voting virtually at the Special Meeting if you obtain a proxy executed in your favor from your broker, bank or other nominee in order to be able to vote virtually at the Special Meeting.
Abstentions
An abstention occurs when a stockholder attends a meeting, either virtually or represented by proxy, but abstains from voting. Abstentions will be included in the calculation of the number of shares of GSE common stock present or represented at the Special Meeting for purposes of determining whether a quorum has been achieved.
Abstaining from voting will have the same effect as a vote “AGAINST” the Merger Proposal, the Compensation Proposal or the Adjournment Proposal, as applicable. Assuming a quorum is present at the Special Meeting, the requisite number of shares to approve the other two proposals is based on the total number of votes properly cast for and against those proposals.
Solicitation of Proxies
The GSE Board is soliciting your proxy, and the Company will bear the cost of this solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of the Company’s outstanding GSE common stock. The Company has retained Innisfree M&A Incorporated, a proxy solicitation firm, to assist the GSE Board in the solicitation of proxies for the Special Meeting. Proxies may be solicited by mail, personal interview, e-mail, telephone, or via the Internet by Innisfree M&A Incorporated or, without additional compensation, by certain of the Company’s directors, officers and employees.
For questions regarding your stock ownership, if you hold shares in “street name” through a broker, you should contact your broker or, if you are a registered holder, you should contact Continental Stock Transfer & Trust Company, by email through its website at cstmail@continentalstock.com or by phone at (800) 509-5586. If you have any questions about submitting your proxy or require assistance, please contact our proxy solicitor, Innisfree M&A Incorporated (“Innisfree”) toll-free at (877) 750-5837 or collect at (212) 750-5833. Innisfree’s address is 501 Madison Avenue, 20th floor, New York, New York 10022.

VOTE ON ADOPTION OF THE MERGER AGREEMENT (PROPOSAL 1)
The description of the Merger in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached to this proxy statement as Annex A, and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Merger that is important to you. You are encouraged to read the Merger Agreement carefully and in its entirety.
Certain Effects of the Merger
Pursuant to the terms of the Merger Agreement, if the Merger Agreement is approved and adopted by the Company’s stockholders and the other conditions to the closing of the Merger are satisfied or waived, Merger Sub will be merged with and into GSE, with GSE surviving the merger as a direct, wholly owned subsidiary of Parent.
Upon the terms and subject to the conditions of the Merger Agreement, at the Effective Time, each share of GSE common stock issued and outstanding immediately before the Effective Time (other than shares owned by stockholders of the Company who, prior to the Effective Time, have complied with the applicable provisions of Section 262 of the DGCL with respect to appraisal rights) will be converted into the right to receive the Merger Consideration of $4.10 per share in cash, without interest. Parent, GSE, Merger Sub, the surviving corporation and the paying agent for the Merger Consideration will each be entitled to deduct and withhold any amounts due under applicable tax laws from the amounts that would otherwise be payable under the terms of the Merger Agreement.
The Company’s GSE common stock is currently registered under the Exchange Act and is listed on NASDAQ under the symbol “GVP.” As a result of the Merger, the Company will cease to be a publicly traded company and will be indirectly wholly owned by Parent. Following the completion of the Merger, the Company’s GSE common stock will be delisted from NASDAQ and deregistered under the Exchange Act, and the Company will no longer be required to file periodic reports with the SEC with respect to its GSE common stock in accordance with applicable law, rules and regulations.
Effect on GSE if the Merger is Not Completed
If the Merger Agreement is not adopted by the stockholders, or if the Merger is not completed for any other reason:
•	GSE stockholders will not be entitled to, nor will they receive, any payment for their respective shares of GSE common stock pursuant to the Merger Agreement;
•
GSE will remain an independent public company, GSE’s GSE common stock will continue to be listed and traded on NASDAQ and registered under the Exchange Act, and GSE will continue to file periodic reports under the Exchange Act with the SEC;

•	Beginning on August 1, 2024, GSE has elected to discontinue future pursuit of the Workforce Solutions business line and management will continue to winddown legacy relationships;
•
Subject to the foregoing, GSE anticipates that (a) management will operate the business in a manner substantially similar to that in which it is being operated today and (b) stockholders will be subject to similar types of risks and uncertainties as those to which they are currently subject, including, but not limited to, risks and uncertainties with respect to GSE’s business, prospects and results of operations, as such may be affected by, among other things, the highly competitive industry in which GSE operates and economic conditions;

•
the price of GSE common stock may decline significantly, and if that were to occur, it is uncertain when, if ever, the price of GSE common stock would return to the price at which it trades as of the date of this proxy statement;

•
the GSE Board will continue to evaluate and review GSE’s business operations, strategic direction and capitalization, among other things, and will make such changes as are deemed appropriate (irrespective of these efforts, it is possible that no other transaction acceptable to the GSE Board will be offered or that GSE’s business, prospects and results of operations will be adversely impacted);

•
the Parent Note will remain outstanding, and the Company will be obligated to repay the Parent Note with interest payments due and payable on the last business day of each calendar month and all remaining interest and principal due on the Maturity Date or August 9, 2025; and

•
under certain other specified circumstances, GSE will be required to pay Parent a termination fee in an amount equal to $600,000.00 concurrently with or following the termination of the Merger Agreement.

Background of the Merger
The following chronology summarizes the key meetings and events involving GSE Systems, Inc. (the “Company” or “GSE”), Pelican Energy Partners Base Zero LP (together with its affiliates, “Pelican”) and other persons that led to the signing of the Agreement and Plan of Merger, dated August 8, 2024 (the “Merger Agreement”), between the Company, Nuclear Engineering Holdings LLC (“Parent”), and Gamma Nuclear Merger Sub LLC (“Merger Sub”). This chronology does not purport to catalogue every conversation and correspondence among representatives of the Company and Pelican or other bidders and their representations, affiliates or advisors. All dates and times referred to in the following chronology are Eastern Time unless otherwise indicated. All references to the Company’s board of directors herein shall mean the board of directors as comprised of those directors of the Company sitting on the board of directors at the time of dates and times referenced herein.
Our board of directors (the “Board”), together with our senior management (“Management”), regularly reviews and, when advisable, revises our long-term strategies and objectives in light of developments in the power industry, debt financing and capital market conditions and our business. While reviewing our long-term strategies and objectives, the Board and Management have considered various potential strategic alternatives with the goal of maximizing stockholder value including potential debt and equity issuances, rights offerings, acquisitions and dispositions, and business combination transactions, and have recognized that the Company continues to face challenges as a small public company and that a potential sale of the Company may be in the best interest of stockholders. These challenges include the cost of being a public company, the long sales cycles in the nuclear power industry, the lingering impact of the COVID-19 pandemic – particularly on the Workforce Solutions segment of our business, the risk of another slowdown of the economy, the Company’s difficulty in obtaining short-term working capital or other debt on non-dilutive terms, the limited availability of financing and refinancing options, expected continuing high interest rates, the increased regulatory burden associated with doing business abroad (particularly the increased burden of delivering nuclear-related services in China), our smaller size relative to many of our competitors (most of whom are now affiliated with larger companies in the power industry), limited liquidity in our shares of common stock (“GSE common stock” or “Company common stock”), the volatility of the market price of GSE common stock, the ongoing challenges of recruiting and maintaining talent in the current environment, the Company’s challenges and disclosures related to its liquidity, cash flow and ability to continue as a going concern, and recent difficulty associated with maintaining compliance with the NASDAQ minimum bid price requirement in light of the limited liquidity in GSE common stock and the volatility in the price of GSE common stock.
In or about July 2019, the Board determined that it was in the best interest of the Company and its stockholders to explore potential strategic alternatives. On July 19, 2019, the Board formed a transaction committee comprised of two independent, non-employee directors (the “Initial Transaction Committee”). On July 22, 2019, after interviewing three financial advisors, the Company retained Investment Bank X. After due consideration, the Board determined that the exploration of a potential sale of the Company was in the best interest of the Company and its stockholders. In 2019 and 2020, the Board and the Initial Transaction Committee conducted regular meetings and vigorously pursued a sale process led by Investment Bank X. Investment Bank X contacted 286 potential bidders, 143 potential bidders entered into confidentiality agreements and received confidential information, and three bidders submitted indications of interest. Company A emerged as the strongest bidder with the highest bid, and, over the ensuing months, the Board and the Initial Transaction Committee made substantial progress negotiating the form and amount of merger consideration and other material business terms with Company A.
In March 2020, however, the World Health Organization declared the COVID-19 virus a global pandemic. The COVID-19 pandemic caused worldwide disruption. Parts of the Company’s business were adversely affected by the COVID-19 pandemic. In order to mitigate the financial damage caused by the COVID-19 pandemic and retain employees, on April 6, 2020, GSE submitted a loan application under the Small Business Administration Paycheck Protection Program of the Coronavirus Air, Relief and Economic Security Act of 2020. In order to move forward with the contemplated loan and focus on the business in light of the COVID-19 pandemic, on April 10, 2020, GSE requested a decision from Company A as to whether it intended to move forward with a transaction. On April 20, 2020, Company A notified GSE and Investment Bank X that, due in part to the uncertainty associated with the COVID-19 pandemic, Company A did not intend to move forward with a transaction. The Company disbanded the Initial Transaction Committee and, thereafter, terminated the engagement of Investment Bank X on or about June 29, 2020 (without payment of any success fee or other material fees). Investment Bank X continued to make introductions to the Company and Management from time to time.

The impact of the COVID-19 pandemic on the business of the Company was significant in both the short-term and long-term. Contracts for Workforce Solutions were paused, delayed, and/or reduced in scope. As a result, Workforce Solutions experienced a decline in billable employees and revenue. By the end of FY 2020, revenue had declined from approximately $83,000,000 in FY 2019 to $56,600,000 in FY 2020. This decline was attributable to multiple factors, but significantly exacerbated by the COVID-19 pandemic. While Management and the Board believed that, with the COVID-19 pandemic subsiding, spending on delayed contracts and projects would increase and the push for smaller modular reactors would open up new markets, neither potential scenario materialized.
The declines in revenue impacted the Company’s relationship with its lender. The Company and its lender held multiple discussions about refinancing the Company’s debt. By October 2020, Management and the Board began actively searching for new credit partners. From October 2020 through December 2021, Management and representatives of the Board met with at least four different commercial banks and two private credit lenders about refinancing the Company’s debt and replacing the Company’s revolving line of credit. Ultimately, none of these parties expressed interest in providing financing to the Company or proposed terms.
In or about September 2021, the Company attended an investment conference and met with six parties to explore options for equity transactions and new credit partners. Among other parties, Management was introduced to Lind Partners LLC. The Company negotiated term sheets with Lind and others. In February 2022, the Company refinanced a majority of its existing debt with Lind Global Fund II LP (“Lind”). The Company was unable to replace its revolving line of credit. Even after refinancing with Lind, Management continued to explore alternatives to replace Lind as its senior lender.
On November 4, 2022, the Company received a notice from NASDAQ that it had failed to satisfy the minimum bid requirements and was subject to delisting. By the Fourth Quarter of 2022, it had become clear that the Company’s revenue would decline in 2022.
In or about December 2022, a representative of Investment Bank X introduced then-Chief Executive Officer of the Company Kyle J. Loudermilk to Company B and its chief executive officer. On December 14, 2022, Company B and GSE entered into a confidentiality agreement and Mr. Loudermilk spoke with Company B’s chief executive officer the last week of December 2022. On or about January 11, 2023, Mr. Loudermilk and Mr. Pepe spoke with representatives of Company B regarding a possible combination.
On January 24, 2023, Company B submitted a non-binding indication of interest to the Board contemplating a stock-for-stock merger that purported to value GSE at $15,000,000 on a cash-free, debt-free basis (prior to all transaction expenses and related costs). The Company concluded that this represented an implied purchase price of approximately $14,300,000 less transaction expenses only if GSE was given credit for its restricted cash balances.
Following receipt of the indication of interest from Company B, the Board discussed the challenges facing GSE. Specifically, while there was positive news regarding nuclear energy, spending by nuclear power providers remained slow and both revenue and margins in the Workforce Solutions business line continued to decline following the COVID-19 pandemic. The Board believed that exploring a combination with Company B, which would spread public company costs across a larger revenue base, may be in the best interest of stockholders and worth pursuing.
On January 30, 2023, Mr. Loudermilk and Ms. Kathryn O’Connor Gardner, Chair of the Board, met virtually with Company B and conveyed that the Board believed the valuation of GSE was too low. On February 3, 2023, the Company followed up with Company B in writing indicating that GSE would be interested in moving forward with conversations about a stock for stock combination if GSE common stock was valued at $1.14 (on a pre-reverse stock split basis) in the potential combination, which approximately equaled to the trailing 12-month volume weighted average price (“VWAP”) and the then-current market price of GSE common stock.
On February 9, 2023, Company B responded with a proposed exchange ratio consisting of one share of Company B common stock for every 33 shares of GSE common stock, which would effectively value each share of GSE common stock at approximately $1.113 (on a pre-reverse stock split basis) in a stock-for-stock transaction.
On February 13, 2023, at a special meeting of the Board, the Board resolved to form a committee (the “Transaction Committee”) for the purpose of responding to and addressing the expression of interest received from Company B and any other inquiries. The Transaction Committee was comprised of Ms. Gardner, Mr. Loudermilk and William Corey. The Transaction Committee was delegated authority to engage counsel, if necessary, and conduct negotiations pertaining to a transaction involving the Company on behalf of the Company.

On March 17, 2023, the Company’s then largest stockholder sold approximately 740,000 shares of GSE common stock resulting in GSE losing approximately 33.3% of its market value in a single day.
On April 3, 2023, at a regular meeting of the Board, Management and the Board discussed both going concern and liquidity issues facing the Company. Management and the Board concluded that going concern and liquidity disclosures would be required in the upcoming Form 10-K for the year-ended December 31, 2022.
On April 25, 2023, Company B lowered its offer and proposed an exchange ratio to 1 share of Company B common stock for every 40 shares of GSE common stock, which would effectively value each share of GSE common stock at approximately $0.72 (on a pre-reverse stock split basis) in a stock for stock transaction.
In light of the limited progress being made with respect to developments with Company B, and in light of the challenges facing the Company, the Board and the Transaction Committee held numerous informal discussions with Management and a principal from the law firm Miles & Stockbridge P.C. (“Miles & Stockbridge”), legal counsel to the Company, as to the best course of action for the Company. The Board expressed concern that, while Company B had completed several private acquisitions, it had never acquired a public company. At the same time, the Board believed that it was a good time to revisit a potential sale of the Company and explore all strategic options for the Company.
On April 26, 2023, the Transaction Committee held a special meeting to discuss how to advance conversations with Company B and to pursue a broader strategic review process. The Transaction Committee determined that it would be in the best interest of the Company to interview and potentially engage a financial advisor to assist in negotiations with Company B and explore other strategic alternatives. Discussion ensued as to the best attributes for a financial advisor. Mr. Loudermilk stated that Investment Bank X had introduced Company B to GSE and Mr. Loudermilk believed it was appropriate to invite Investment Bank X to make a presentation to the Board. Mr. Loudermilk was also familiar with Robert W. Baird & Co. Incorporated (“Baird”) from recent nuclear-focused conferences and recommended that the Transaction Committee consider Baird as well. Members of the Transaction Committee then discussed anticipated fees that Investment Bank X and Baird may require and determined to solicit interest from regional investment banks with a lower minimum fee.
On May 5, 2023, Ms. Gardner, Mr. Loudermilk, Mr. Pepe and a representative of Miles & Stockbridge met with representatives of Company B in the executive offices of Company B. Attending on behalf of Company B were its chief executive officer, chief financial officer, various members of leadership and outside counsel. The parties discussed a potential transaction and next steps if the parties desired to move forward with more serious discussions. Ms. Gardner and Mr. Loudermilk reported to the Board on the tone and substance of this meeting. Beginning on or about May 5, 2023, the Company provided responses to due diligence requests from Company B.
On or about May 8, 2023, Investment Bank X declined to submit a proposal to represent the Company or interview with the Transaction Committee.
On May 9, 2023, Baird made a presentation to the Transaction Committee in connection with the potential pursuit of strategic alternatives. Baird discussed the overall market and interest in nuclear services providers and recommended that the Company consider a sale transaction in light of investor enthusiasm for nuclear service providers. Baird referenced (on a no-names basis) an ongoing process involving the sale of a privately held nuclear service business and the strong interest from potential acquirers. The Transaction Committee was impressed with Baird’s familiarity with the nuclear power industry, the range of potential buyers discussed, the reasons for pursuing a sale and other factors highlighted by representatives of Baird. Baird proposed a $2,000,000 minimum success fee, with no amount due or payable upfront, with an additional 5% of consideration on enterprise value above $22,500,000.
On May 9, 2023, and May 19, 2023, the Company, through Mr. Corey and Miles & Stockbridge, contacted two different regional investment banking firms regarding a potential engagement. The first quoted a $1,000,000 minimum fee, but noted that it believed that its engagement could be limited because it was not affiliated with a registered broker, would not be able to support any transaction other than a sale of the Company and lacked public company experience. The second investment bank declined to interview with the Transaction Committee because the investment bank believed any transaction pursued by the Company would be too small relative to the fees that the investment bank would require to support a public company transaction. The Transaction Committee did not meet with either investment bank.

On May 24, 2023, at the invitation of the Transaction Committee, Investment Bank Y made a presentation to the Company. Investment Bank Y was a regional investment bank that was not familiar with the power industry. Investment Bank Y demonstrated strength with regard to the sale of middle market businesses. Investment Bank Y proposed a $100,000 non-refundable, upfront fee and an additional 5% success fee (based upon the transaction value) with a $600,000 minimum fee.
On June 2, 2023, Ms. Gardner spoke with the chief financial officer of Company B regarding a possible transaction.
On or about June 6, 2023, Company B declined to move forward with further discussions with the Company. Company B cited the erosion of the gross margin in the Company’s business and other factors in determining not to move forward with a transaction.
On June 6, 2023, a special meeting of the Transaction Committee was held to consider the terms of engagement of Baird and Investment Bank Y. In the opinion of the Transaction Committee, Baird demonstrated familiarity and experience with the nuclear industry. The minimum fee requirements for Baird, however, were a significant drawback. Conversely, while Investment Bank Y demonstrated mergers and acquisitions experience, Investment Bank Y had no relevant experience with the nuclear power industry. Discussion turned to the fee structures proposed by Investment Bank Y and Baird. Ms. Gardner reported that she had been unable to negotiate a reduction in the minimum fee of $2,000,000 sought by Baird. The Transaction Committee discussed its preference for Baird given its industry expertise, ongoing sale of a business in the nuclear power industry and familiarity with likely buyers. The Transaction Committee also revisited the Company’s sale process from 2019-2020. The Transaction Committee concluded, based on all of the factors deemed relevant, that the higher minimum fee required by Baird was justified given its familiarity with the industry, its mergers and acquisitions expertise and a commitment by Baird to provide senior deal team oversight to the sale process. After reviewing and negotiating Baird’s proposed form of engagement letter, as well as conflicts disclosures provided by Baird, the Company engaged Baird on June 6, 2023.
On June 12, 2023, the Board held its annual meeting. Management presented to the Board on the state of the Company. While Management was optimistic about the recent hires and opportunities for cross-selling between the Company’s business lines, Management highlighted concerns related to the Company’s short-term cash needs and liquidity. Following questions from the independent members of the Board, Management disclosed that it anticipated a cash liquidity crisis by the end of the month absent further borrowings or an immediate equity infusion. The Board and Management discussed alternatives to Lind that would generate short-term working capital on non-dilutive terms. Management outlined previous efforts to find a commercial lender and the obstacles to obtaining debt in the current lending environment. Management and the Board discussed options for cost savings. Mr. Loudermilk volunteered to receive the majority of his salary in equity rather than cash to preserve cash in the Company. The non-employee directors agreed to accrue future board fees until the liquidity issues were resolved. In light of the short-term liquidity concerns of the Company, the Board authorized Management to pursue the best terms reasonably available with Lind as well as pursue other alternatives. Turning to the decision of the Transaction Committee to engage Baird to pursue strategic alternatives, Ms. Gardner summarized for the Board recent developments and outlined the Transaction Committee’s reasons for supporting Baird as financial advisor to lead the Company’s exploration of strategic alternatives. Ms. Gardner shared that the cash liquidity crisis was affirming of the Board decision to pursue strategic alternatives including a potential sale of the Company. The Board engaged in a discussion of long-term strategy and examined the sale process proposed by Baird. The Board then ratified Baird’s retention and process strategy, and expressed support for the exploration of a potential sale of the Company.
Beginning on June 13, 2023, the Transaction Committee began weekly informal meetings with Baird and Management to receive progress updates on the Baird-led process.
During the ensuing weeks, Management and the Board worked to address the impending liquidity crisis. Ultimately, amending and restating that certain Senior Convertible Promissory Note, dated February 22, 2022 (“Lind Note 1”), and entering into a new promissory note to obtain $1,500,000 proved to be the only viable option for the Company. At the direction of the independent members of the Board, Ms. Gardner negotiated business terms with Lind and supervised negotiation of the legal terms. On June 23, 2023, GSE entered into a Securities Purchase Agreement with Lind pursuant to which (a) the Company issued to Lind a new convertible promissory note in the amount of $1,800,000 (“Lind Note 2” and, together with Lind Note 1, the “Lind Notes”) and a common stock purchase warrant (“Lind Warrant 2” and, together with the prior warrant issued on February 22, 2022, the “Lind Warrants”). Additionally, the Company and Lind amended and restated Lind Note 1. Notably, the Company was unable to obtain the same terms on Lind Warrant 2 as the Company had received on Lind Warrant 1 and, in the event of a Fundamental Transaction (as defined in Lind Warrant 2 and including a change of control transaction), Lind would be entitled to cause the Company to repurchase the Lind Warrant 2 based upon a Black Scholes option pricing calculation. The Board then communicated to Management the expectation that the Board receive regular cash flow forecasts to avoid further liquidity challenges.
On July 28, 2023, GSE entered into a letter agreement (the “Loudermilk Letter Agreement”) with Mr. Loudermilk. The Loudermilk Letter Agreement (i) reduced Mr. Loudermilk’s annual salary for the period of June 1, 2023, to May 30, 2024 from $446,250.00 to $46,250.00, and (ii) in lieu thereof, granted Mr. Loudermilk certain restricted stock units (“RSUs”) on a quarterly basis beginning September 30, 2023.
On August 10, 2023, at a regularly scheduled meeting of the Audit Committee, Mr. Pepe informed the Audit Committee that approximately $5,000,000 of anticipated orders slipped from Q2 2023 to Q3 2023. Discussion turned to the Company’s recent financial performance and new orders received by the Company. Management and the Board discussed the Company’s cash position. At the conclusion of the meeting, during executive session, Mr. Loudermilk provided an update on the status of the joint efforts of Management and Baird to prepare the Company for a potential sale process. Given the going concern and liquidity challenges facing the Company, members of the Board directed Management to move ahead with the potential sale process under the ongoing supervision of the Transaction Committee.
On September 11, 2023, the Board held a regularly scheduled Board meeting and invited representatives of Baird and Miles & Stockbridge to join. Mr. Loudermilk provided an update on recent cost-cutting measures and reiterated to the Board that customer spend remained slow. A representative of Baird then reviewed the state of the nuclear energy market and the process that Baird recommended that the Company follow in a potential sale transaction. Discussion ensued regarding the process following the finalization of quality of earnings and the confidential information presentation (“CIP”) being prepared by Management and Baird. The Board asked questions concerning their role and stated an expectation that the Board would be actively involved, including participating in regular meetings, and that the process would continue to be managed by the Transaction Committee.
From September 11, 2023, through early October, representatives of Baird contacted 116 potential bidders. Of those potential bidders, 60 parties entered into confidentiality agreements with the Company. Representatives of Baird made over 30 calls with potential bidders during this initial period and at least six potential bidders requested additional materials beyond publicly available information and information made available to all bidders in the CIP. One party requested an early meeting with Management, and Management accommodated that request. Baird established a deadline of October 17, 2023 for indications of interest from interested bidders.
With respect to the form of confidentiality agreement, the Company included both a standstill provision and a prohibition restricting bidders from requesting that the Company or the Board amend or waive any provision in such standstill. Based upon discussions between the Transaction Committee and representatives of Miles & Stockbridge, the Transaction Committee believed that requiring prospective bidders to engage in the process through Baird and submit their best offers through Baird was the most effective way to maximize value for the stockholders.
On or about September 22, 2023, the Company’s then largest stockholder sold the remainder of its holdings on the open market and the market value of the Company fell approximately 33% by the close of market. The collapse of the Company’s stock price caused the Company’s market capitalization to fall below $7,000,000 – the minimum threshold required by the Lind Notes. By early October, the Company was approaching an event of default under the Lind Notes and began negotiating an amendment to the Lind Notes. On October 6, 2023, during the applicable cure period, Lind and the Company entered into amendments to both Lind Notes to provide the Company with relief relative to the market capitalization covenant until the end of January 2024.
On October 12, 2023, Spear Point Capital Management LLC (“Spear Point”) proposed an unsolicited binding term sheet to the Company that contemplated transactions leading to an acquisition of the stock or assets of the Company. Spear Point, an affiliate of stockholder Silverback United, Inc., had previously been a stockholder of the Company and, by and through previous calls with Management and the Board, advocated that a representative of Spear Point and/or Silverback United be appointed to the Board. Spear Point and/or Silverback United had advanced a theory that data possessed by GSE could be marketed and sold or utilized to secure a new line of credit. Spear Point and Silverback United, however, had been unable to describe (i) what data GSE could lawfully leverage or sell; or (ii) provide any examples where its proposed strategy had been implemented. As communicated to the Company, the binding term sheet was intended to advance this proposal and could serve as a stalking horse for the Company to solicit other offers.
Eight parties, inclusive of Spear Point (who had submitted an unsolicited offer for the Company via its binding term sheet), submitted bids by the October 17, 2023 deadline. The indications of interest evidenced a range of enterprise value from $7,000,000 to $18,000,000. Pelican submitted an indication of interest evidencing a range of $8,000,000 to $10,000,000 of enterprise value. Positive feedback on the Company included industry tailwinds favoring the nuclear sector; recent performance of the engineering business including trends and new business wins; highly-specialized service offering and workforce; and the leadership team and their vision. Negative feedback or reasons for not submitting a bid included the gross margin profile and recent financial performance; complex dynamics and costs associated with a take-private of a small public company; lack of confidence in the Company’s growth projections; lack of interest in Workforce Solutions; share price contraction; and the terms of the Lind Notes and Lind Warrants.
On October 20, 2023, the Board met with Management, representatives of Baird and representatives of Miles & Stockbridge to review indications of interest. A representative of Baird reviewed the process to date and directed the Board to prepared materials. Baird recommended that the Board advance all bidders that indicated a $12,000,000 enterprise value in order to maintain competitive tension. Following this presentation, the Board asked a number of questions. Ms. O’Connor asked for further commentary on Baird’s approach in seeking higher bid ranges. A representative of Baird described the anticipated process. Mr. Corey asked for further clarification on how transaction expenses and debt-like items were factored into Baird’s recommendation. Discussion ensued on the bids and process. Following this discussion, the Board discussed the proposal from Spear Point. The Board believed that it was important to notify Spear Point of the ongoing process and give Spear Point access to the virtual data room in order to respond to Spear Point’s binding term sheet. The Board authorized Miles & Stockbridge to respond to Spear Point and attempt to negotiate a confidentiality agreement, which would include a standstill. The Board directed Baird to advance Company A, Company D, Company F and Company G to the next round. The Board did not advance Pelican, which had indicated a value range of $8,000,000 to $10,000,000, to the next round.
On October 20, 2023, a representative of Miles & Stockbridge responded to Spear Point that the Company would engage with Spear Point if it entered into a confidentiality agreement that included a standstill provision. On October 24, 2023, Spear Point declined to enter into a confidentiality agreement that contained a standstill provision (among other things). On October 26, 2023, Spear Point emailed counsel to the Company that it would be open to a standstill for a limited period of time. On October 27, 2023, counsel to the Company responded that if Spear Point wanted to engage in further discussions, it should provide comments to the Company’s draft confidentiality agreement. Spear Point did not substantively respond.
A virtual data room was opened to the four second round bidders on or about October 30, 2023. During the months of October 2023 and November 2023, Baird, Management and outside counsel responded to written and oral due diligence requests from second round bidders. From October 30, 2023 through November 3, 2023, Management conducted in-person management presentations with each bidder.
In order to regain compliance with the NASDAQ minimum bid requirement, on October 30, 2023, the Company effected a reverse stock split with each ten issued and outstanding shares of GSE common stock exchanged for one newly-issued share of GSE common stock. On November 10, 2023, NASDAQ notified the Company that it had regained compliance with the NASDAQ minimum bid requirement.
On November 16, 2023, Management and Baird reviewed bidder feedback on per share pricing. A representative of Baird shared that early feedback was that the Company’s aged accounts payable would be treated as indebtedness by most, if not all, bidders, and that most, if not all, bidders intended to remove restricted cash from the Company’s cash balance sheet when assessing enterprise value. Management provided background and further thoughts related to restricted cash as well as how balance sheet improvements or a revolving line of credit could result in the release of over $1,000,000 of restricted cash. Baird conveyed these view-points to the potential bidders.
While Baird contemplated a separate agreement for a fairness opinion in its engagement letter, Baird had estimated that the cost of such opinion would be approximately $1,000,000 and the Transaction Committee had determined to consider alternatives. On November 21, 2023, through her professional contacts, Ms. Gardner had an introductory communication with representatives of Ankura Capital Advisors, LLC (“ACA”) to ascertain ACA’s capabilities and estimated cost in the event that the Transaction Committee required a fairness opinion.
From November 22, 2023, to December 1, 2023, Company A and Company D engaged in significant due diligence pertaining to GSE. On the December 1, 2023 bid deadline, the Company received updated bids from Company D and Company F. Company A, despite performing extensive due diligence, declined to submit a bid.
On December 4, 2023, a regularly scheduled meeting of the Board was held. Mr. Loudermilk described the state of the business and ongoing challenges. Mr. Loudermilk highlighted that the Workforce Solutions business line had become a significant drag on the financial performance of the Company and that spending by the nuclear industry remained stagnant. Representatives of Baird joined the meeting to discuss the two bids received by the Company. A representative of Miles & Stockbridge reviewed the applicable fiduciary duties governing the conduct and decision making of the Board under Delaware law and advised the Board that, if the Board resolved to sell the Company, the Board had a duty to maximize value to the stockholders. A representative of Baird directed the Board to the materials circulated prior to the call. The representative of Baird reviewed the process to date highlighting that 116 parties were contacted as potential acquirers in early-mid September, sixty parties entered into confidentiality agreements with the Company and received the CIP, eight parties submitted indications of interest by the mid-October bid deadline and four parties were advanced to management presentations, provided access to further due diligence and invited to submit updated bids by December 1, 2023. A representative of Baird reviewed in detail both of the offers to acquire the Company. As to Company F, which submitted a letter of intent reflecting an enterprise value of $10,000,000, Baird shared that, in addition reflecting a lower value, Company F had completed very little due diligence and likely had significant confirmatory due diligence to perform before it would be comfortable entering into a definitive agreement with GSE.
Turning to Company D and its offer, Baird indicated that it was the higher and stronger of the two bids. Baird conveyed that Company D, however, was concerned about escalating purchase price and, therefore, more focused on enterprise value than per share merger consideration. As a result, the bid from Company D included a number of assumptions contained in the offer to translate enterprise value into a per share price. Baird and the Board reviewed the offer in detail and Baird provided a financial analysis of the trailing average VWAP of the GSE common stock over various periods. Discussion ensued regarding the ability of the Company to improve the offering price in Company D’s bid. Ms. Gardner provided that while she believed a sale transaction represented the best option for the stockholders to maximize value, she wanted Baird to pursue various alternatives to improve the Company D bid. Mr. Corey asked Baird about the assumptions around cash in China. Discussion then turned to indebtedness and the fact that Company D was treating aged accounts payable as indebtedness. Ms. Gardner and Mr. Corey asked about the accounts payable underlying those assumptions and Mr. Pepe provided that the underlying accounts were aged payables that the Company had delayed paying to preserve cash. These accounts included a consulting invoice from 2022, a majority of the Company’s legal invoices from December 2022 to present and two settlement payments. Representatives of Baird shared that they did not believe that these assumptions could be improved unless the underlying facts changed. Mr. Pepe highlighted that his cash forecast included paying some amount of the aged accounts payable and discussion ensued as to how to share that information with Company D to improve the per share price of their offer. Finally, discussion turned to transaction expenses and the assumptions contained therein.
Discussion among members of the Board turned to whether to move forward with either offer. Ms. Gardner highlighted that the Board had previously run a full auction process in 2020 without any final offer and was running a full auction process in 2023 with two offers, one at approximately $14,600,000 of enterprise value and the other at approximately $10,000,000 of enterprise value. She believed that a sale transaction was the best option for the stockholders to maximize value with the anticipated cash flow challenges in the first quarter of 2024. Moreover, she believed that, consistent with the Board’s prior discussions, the Company’s revenue and short-term prospects made covering the public company expenses extremely difficult and the Company’s limited cash did not allow for a significant margin for error. Mr. Corey agreed, and discussion ensued regarding alternatives if the Company did not successfully complete a sale transaction. The Board asked questions of a representative from Miles & Stockbridge concerning Chapter 11 Bankruptcy and anticipated Q1 2024 liquidity issues. A representative of Miles & Stockbridge recommended that the Board of Directors consult with Bankruptcy counsel to gather more information and answers to their specific questions. Mr. Dougherty agreed that, while he believed that the Company D transaction would maximize stockholder value, he would like to understand what Chapter 11 Bankruptcy could involve. Discussion then resumed regarding Company D’s offer. Ms. Gardner and Mr. Corey asked whether the Board should require a fairness opinion and discussion ensued as to the benefits of a fairness opinion to the stockholders of GSE. Ms. Gardner then addressed her prior communications with ACA. Mr. Wilson shared the estimate that he had received from another investment bank and recommended that the Board move forward with ACA.
Following the Board meeting, in light of the Company’s cash position, Ms. Gardner contacted a professional contact at the law firm of Katten Muchin Rosenman LLP (“Katten”), and discussed with representatives of Katten whether the firm could advise the Board regarding potential restructuring or a Chapter 11 Bankruptcy proceeding. The Board then engaged Katten to advise on Bankruptcy and reorganization matters. On December 5, 2023, the independent directors of the Board met with a representative of Katten to understand the Bankruptcy process.
Between December 5, 2023 and December 13, 2023, representatives of Baird communicated with representatives of Company D to negotiate purchase price. On December 13, 2023, the Company entered into an exclusivity agreement with Company D, which provided Company D with exclusivity through December 23, 2023, with automatic extension to January 10, 2024, if Company D provided a revised version of the auction draft merger agreement (the “Company D Agreement”) on or before December 23, 2023. Finally, if the parties were continuing to work in good faith, exclusivity would extend to January 20, 2024.
On December 15, 2023, representatives of Miles & Stockbridge held a kick-off call with counsel to Company D to discuss the legal aspects of the transaction.
On December 18, 2023, Ms. Gardner met virtually with representatives of ACA and discussed the Company’s process and the Board’s desire to have an independent third party review the fairness of any resulting transaction.
On December 22, 2023, Company D submitted a revised Company D Agreement reflecting a one-step merger and variable merger consideration.
A meeting of the Transaction Committee was held on December 29, 2023, to review Company D’s comments to the draft Company D Agreement and an issues list prepared by Miles & Stockbridge in relation thereto. A representative of Miles & Stockbridge reviewed the background related to the Company D Agreement and prior informal discussions between members of the Board, Miles & Stockbridge and Baird. A representative of Miles & Stockbridge then reviewed the major structural changes reflected in Company D’s revisions to the draft Company D Agreement including a change in the proposed structure from a two-step merger to a one-step merger. Following this discussion the Transaction Committee agreed that a one-step process would be acceptable and likely preferrable for the Company and its stockholders. Following the discussion regarding structure, discussion turned to the proposal regarding merger consideration reflected in the Company D Agreement. A representative of Miles & Stockbridge then described for the Transaction Committee how the draft Company D Agreement did not contain a fixed per share price for merger consideration, but a variable price derived from enterprise value minus transaction expenses minus indebtedness to arrive at an adjusted aggregate equity value then divided by the fully-diluted share count. Members of the Transaction Committee asked questions as to this structure and how that would be received by stockholders. A representative of Miles & Stockbridge confirmed that neither it nor Baird was familiar with a similar cash-out merger structure where per share value was entirely variable and derived at closing. A representative of Miles & Stockbridge also provided that the Company’s Delaware counsel, Potter Anderson & Corroon LLP (“Potter Anderson”), had shared the point of view that, while it worked from a Delaware law perspective, it was highly unusual. Each of Mr. Loudermilk, Ms. Gardner and Mr. Corey expressed skepticism regarding the variable merger consideration and directed each of Miles & Stockbridge and Baird to press for greater certainty. The Transaction Committee authorized its advisors to move forward with a mark-up of the Company D Agreement.
Following this discussion, a representative of Miles & Stockbridge reviewed legal considerations with the Transaction Committee including, but not limited to, treatment of equity awards and the role of deal protection devices and the ability of the Company to receive topping bids and superior proposals. Discussion ensued regarding the mechanics available to the Board to accept and pursue a superior proposal and the importance of maintaining a termination fee that would not be a barrier to such a topping bid. Mr. Corey asked whether the Company should request a reverse termination fee and discussion ensued regarding whether the Company should introduce a reverse termination fee or if it would prefer specific performance. The Transaction Committee agreed that a customary reverse termination fee in the event of a breach or non-performance by Company D would be inadequate and that specific performance would be the preferred outcome.
On December 29, 2023, representatives of Miles & Stockbridge conveyed the Company’s positions on the draft Company D Agreement to counsel for Company D.

On December 29, 2023, the Transaction Committee reviewed the terms of ACA’s retention and received conflicts disclosures from ACA. Thereafter, the Company entered into an engagement letter with ACA and retained ACA as an additional financial advisor to consider the fairness of any transaction from a financial point of view.
On January 1, 2024, Miles & Stockbridge provided a revised draft Company D Agreement to counsel of Company D, which, among other things, proposed fixed merger consideration in a to be determined amount.
On January 6, 2024, counsel to Company D delivered a revised draft Company D Agreement, which accepted the Company’s requirement that merger consideration be fixed, but failed to include a per share price.
On January 8, 2024, the Transaction Committee met to consider the draft Company D Agreement proposed by Company D. A representative of Miles & Stockbridge shared that Miles & Stockbridge believed that Company D was looking for two items to fix the merger consideration: (a) an agreement from Lind that the two Lind Warrants be terminated/canceled without any payment; and (b) an agreement from Lind that it will not pursue any further conversion of the Lind Notes. Ms. Gardner posited that it would be premature to approach Lind at this point, but that it would be important to develop a plan on these conversations. The Transaction Committee then authorized Miles & Stockbridge to develop a strategy with counsel to Lind as to how Lind could enter into a confidentiality agreement and accept material non-public information.
From January 9, 2024 until January 24, 2024, representatives of Miles & Stockbridge and counsel to Company D exchanged versions of the draft Company D Agreement, negotiated various legal terms and facilitated legal and business due diligence.
On January 24, 2024, the Company held a regularly scheduled Board meeting. The Board discussed the current proposed terms of the transaction with Company D and the merger consideration that would be delivered to the GSE stockholders. Members of the Board asked a number of questions as to the closing condition related to net indebtedness and Management’s comfort with the cash flow projections underlying that proposed covenant.
On January 26, 2024, representatives of Baird and Miles & Stockbridge representatives of Company D and its counsel held a conference call to discuss enterprise value, closing conditions and merger consideration. Company D scrutinized transaction expenses, indebtedness (including accounts payable over 120 days) and projected cash flow.
On January 28, 2024, representatives of Baird and Miles & Stockbridge met virtually with representatives of Company D and its counsel. The parties discussed the Company’s cash forecast and terms of the draft Company D Agreement. Based upon those discussions, Company D advised that its offer was $13,200,000 or $2.51 per share of GSE common stock.
On January 28, 2024, the Board held a special meeting. Also in attendance were Mr. Pepe and representatives of Baird and Miles & Stockbridge. A representative of Baird reviewed recent events pertaining to the negotiations with Company D. Baird explained that Company D’s offer was $13,200,000 in enterprise value, which translated to per share merger consideration of $2.51 per share based upon net indebtedness and transaction expenses. A representative of Miles & Stockbridge then reviewed the legal terms of the draft Company D Agreement. Members of the Board discussed enterprise value, merger consideration and the assumptions underlying Company D’s calculation of proposed merger consideration. The Board concluded that continuing forward with Company D on these terms was in the best interest of the Company. Following this discussion, a representative of Baird reviewed two open issues: (i) the requirement that Lind agree to certain economic concessions; and (ii) the need for Company D to raise additional equity to facilitate the transactions. The Board agreed that a short extension to exclusivity to allow Company D to raise equity was in the best interest of the Company and its stockholders. The Board approved the extension and directed Baird and Miles & Stockbridge to negotiate the same in a form that would require focused action and efforts by Company D.
On February 5, 2024, counsel to Company D provided a revised draft Company D Agreement to Miles & Stockbridge. GSE and Company D then extended the terms of the exclusivity agreement through March 4, 2024; provided that, on a week by week basis, Company D demonstrated good faith efforts to raise equity capital it required to complete the transaction.
During the week of February 5, 2024, representatives of Miles & Stockbridge contacted counsel to Lind and requested that Lind enter into a confidentiality agreement in order to receive material non-public information.

Representatives of Miles & Stockbridge also requested that Lind agree to waive of the market capitalization covenant contained in the Lind Notes and otherwise agree to certain amendments to the Lind Notes that would only take effect in the event of a Fundamental Transaction (as defined in the Lind Notes).
In response to the foregoing requests, Mr. Loudermilk and Ms. Gardner met with representatives of Lind on February 9, 2024. Representatives of Lind notified GSE that Lind would have various options under the Lind Notes if the Company defaulted on the market capitalization covenant, which the Company anticipated would occur on February 11, 2024, and did not cure that event of default within the applicable ten business day cure period. Representatives of Lind notified the Company that Lind would not give the Company anything “for free” and that counsel to Lind would deliver a proposed amendment with the concessions that Lind required in order to defer the market capitalization covenant until June 1, 2024.
On February 11, 2024, counsel to Lind advised that Lind would not discuss a confidentiality agreement related to receipt of material non-public information until the amendment to the Lind Notes was agreed upon. On February 11 and 12, counsel to Lind and counsel to the Company negotiated the terms of the amendments to the Lind Notes. On February 12, 2024, the Board met to discuss Lind’s demands and the Company’s options related to the Lind Notes. The Board accepted the terms that Lind had proposed with respect to the amendments to the Lind Notes. The Company and Lind entered into such amendments on February 12, 2024.
Miles & Stockbridge and counsel to Lind then returned to discussions related to the terms of a confidentiality agreement pursuant to which Lind would be willing to receive material non-public information. Discussions with Lind related to providing material non-public information to Lind broke down in early March 2023 over Lind’s insistence that the duration of any confidentiality agreement, a prerequisite of the Company to providing material non-public information to Lind, expire and require curative disclosure at the earlier of two weeks or when the Company’s stock price equaled or exceeded $3.00 per share. After discussions with the Transaction Committee, Miles & Stockbridge notified counsel to Lind that these terms were not acceptable to the Company.
On March 4, 2024, GSE and Company D extended the terms of the exclusivity agreement through March 18, 2024.
On or about March 10, 2024, Baird communicated the Company’s financial results for Q4 2023 and January and February of 2024 to Company D. Company D was disappointed in the financial results. Company D further informed GSE that it did not intend to immediately conduct customer due diligence calls. Company D submitted a number of written questions to Management to understand the Company’s financial results.
On March 12, 2024, Company D notified Baird that Company D was revising its proposed gross purchase price or enterprise value downward from $13,200,000 to $11,200,000 due to the Company’s performance in Q4 2023 and January 2024.
On March 15, 2024, the Board held a meeting with Baird and Miles & Stockbridge to review the revised bid from Company D. The Board asked numerous questions of Baird and Miles & Stockbridge as to the nature of the changes and the ability of the Company to reduce indebtedness or transaction expenses or increase cash projections. A representative of Miles & Stockbridge then reviewed the position that Lind had taken with regard to the receipt of material non-public information. The Board then adjourned into executive session. During executive session, a representative of Baird provided that Company D was frustrated with recent financial performance and projections. Ms. Gardner shared that the Board did not believe that $11,200,000 or approximately $1.90 per share of GSE common stock was in the best interest of the Company or its stockholders. Ms. Gardner also shared her view that Lind was likely to make additional demands of the Company to agree to any of the concessions. The Board adjourned to consider all options.
On March 17, 2024, after due consideration, the Board held a meeting with Baird and Miles & Stockbridge and directed Baird to inform Company D that the Company was rejecting Company D’s revised offer.
On March 18, 2024, representatives of Baird notified Company D that the Board had rejected Company D’s revised purchase price.
On March 22, 2024, the Board held a meeting and invited Baird and Miles & Stockbridge to participate. Baird provided an update on communications with Company D and advised the Board that Company D was not willing to revise its bid. The Board asked questions about Company D’s position. The Board and representatives of Baird then discussed anticipated next steps. Given the comprehensiveness of the process, the Board and Baird agreed to terminate discussions with not only Company D but with any other parties proactively. The Board expressed an intent to direct management to focus their efforts on cash flow and improved business operations. The Board further expressed an interest in hearing unsolicited inbound buyer interest going forward. The Board informed Baird that it would be open to exploring unsolicited inquiries only after determining that an unsolicited party could put forward a credible proposal that was in the best interest of stockholders. The Board also determined to maintain the Transaction Committee in the event other, unsolicited bids emerged.
On April 8, 2024, on an unsolicited basis, Pelican contacted a representative of Baird to express interest in a potential acquisition of GSE. Baird informed Pelican that the Company was no longer in an ongoing process, and that the Board was not looking to reengage and wanted Management to focus on operations and cash flow. However, if Pelican was serious in its interest in the Company, then Pelican should submit a refreshed non-binding indication of interest using publicly available information.
On April 9, 2024, the Transaction Committee and Management met with Baird to discuss recent events. Baird mentioned the communication from Pelican. The Transaction Committee directed Baird to contact two potential acquirers, including Company A, to see if either had interest in discussions, or reopening discussions, pertaining to a sale of the Company, and to ascertain whether either expressed serious interest. At or about the same time, Mr. Loudermilk and Ms. Gardner were discussing Mr. Loudermilk’s future role with the Company.
On April 16, 2024, Pelican submitted an indication of interest to Baird based upon publicly available information indicating a range of value of $17,000,000 to $22,000,000 and informed Baird that it would be committed to pursuing a transaction. Baird contacted Ms. Gardner and Mr. Corey to notify them of receipt of an indication of interest from Pelican. At the request of Ms. Gardner and Mr. Corey, Baird did not notify Management of the interest from Pelican.
On April 17, 2024, Baird presented the Pelican indication of interest to Ms. Gardner and Mr. Corey who were joined by representatives of Miles & Stockbridge. Baird summarized recent communications between Baird and Pelican. Baird then directed the attention of Ms. Gardner and Mr. Corey to the indication of interest received from Pelican. Ms. Gardner and Mr. Corey reiterated to Baird that the Company was not interested in the distraction of reopening a process unless Pelican was serious about its offer and willing to commit to a firm price. Discussion ensued about the optimal process to get to that outcome, and it was agreed that Baird would grant Pelican access to the data room to conduct due diligence and develop a letter of intent with fixed, proposed economic terms. Following this discussion, Ms. Gardner and Mr. Corey inquired as to status of follow-up discussions with other potential bidders. Baird summarized recent outreach efforts and provided that no other party seemed motivated to engage or reengage.
On April 24, 2024, Mr. Loudermilk resigned from the Company as an officer, director and employee. On April 25, 2024, the Board held a special meeting to address succession planning in light of Mr. Loudermilk’s resignation. After extensive discussion, the Board appointed Mr. Khanna as Chief Executive Officer and President as well as a member of the Board. The Board further resolved to recommend Mr. Khanna’s election to the Board at the 2024 annual meeting of stockholders.
From approximately April 16, 2024, through the end of May 2024, Pelican conducted due diligence regarding the Company.
On May 15, 2024, Miles & Stockbridge produced a revised auction draft Merger Agreement. At the direction of the Transaction Committee, the auction draft reflected middle of the road terms, including customary deal protection devices; provided, however that GSE retained the ability to pursue a superior proposal or otherwise exercise a “fiduciary out,” should the facts warrant such action, in exchange for a termination fee equal to 2.0% of the aggregate merger consideration.
On May 24, 2024, Pelican submitted a non-binding letter of intent to acquire the Company for $17,000,000 and per share consideration of $3.52 per share.
On May 28, 2024, the Board met to consider the letter of intent submitted by Pelican. A representative of Baird summarized recent interactions between Baird and Pelican and then directed the Board’s attention to the letter of intent. Discussion ensued regarding the terms of the letter of intent. Following that discussion, members of the Board expressed support for moving forward with Pelican on the letter of intent, if Pelican improved the economic terms of the proposal. The Board requested that Baird direct Pelican to increase the enterprise value to $19,000,000, correct certain assumptions and update merger consideration such that stockholders would receive $4.12 per share. The Board provided that Baird should convey that the Company was not negotiating, and these were the revised terms that Pelican would need to accept for the Company to move forward.

A representative of Baird contacted representatives of Pelican to discuss the proposed terms. Baird conveyed that the Board was firm at $4.12 per share and that such price translated to approximately $19,000,000 of enterprise value. Baird also advised that, in light of the change in management at the Company, the Board wanted to move quickly to avoid undue distraction to Management.
On May 30, 2024, Pelican revised the non-binding letter of intent to propose a one-step merger at an enterprise value of approximately $19,000,000 with fixed merger consideration of $4.12 per share. On May 31, 2024, the Company and Pelican entered into a non-binding letter of intent, which granted exclusivity to Pelican initially until June 20, 2024, with potential automatic extensions to July 19, 2024, if certain milestones were met.
On June 6, 2024, representatives of Miles & Stockbridge and Locke Lord LLP (“Locke Lord”) counsel to Pelican, met to discuss the letter of intent and anticipated next steps.
On June 10, 2024, the Board held its regularly scheduled meeting. Management and representatives of Miles & Stockbridge reviewed the status of Pelican’s due diligence and approaching deadlines under the parties’ letter of intent. Mr. Khanna then presented on the status of the business and addressed the need to wind down the Workforce Solutions business line. Management then presented to the Board concerning an impending cash shortfall. Mr. Pepe highlighted first quarter orders, reviewed the history of the Lind debt and associated conversion values, and then turned to cash flow. On cash flow, Mr. Pepe highlighted that, absent changes to accounts payable and the acceleration of accounts receivable, the Company was likely to experience a cash shortfall in mid-July. Ms. Gardner directed pointed questions on the topic to Mr. Pepe and vigorous discussion ensued among Management and the Board.
On June 16, 2024, representatives of Baird met with representatives of Pelican to discuss the assumptions underlying Pelican’s bid of $4.12 per share of GSE common stock. Pelican advised that it intended to control the enterprise value paid for the Company, so that if the assumptions associated with indebtedness or transaction expenses changed, Pelican’s view on merger consideration would change. The parties discussed how Lind converting the entirety of Lind Note 2 would result in significant dilution of other stockholders and a need to reduce the per share merger consideration. A representative of Baird conveyed it was important to the Board that merger consideration remain unchanged.
On June 18, 2024, Locke Lord transmitted a revised draft of the Merger Agreement to Miles & Stockbridge that, among other things, materially revised the representations and warranties in light of the desire of Pelican to pursue representation and warranty insurance, revised and restricted the ability of the Board to pursue a superior proposal, added a number of conditions to closing and increased the proposed termination fee associated with termination of the Merger Agreement by the Company from 2% of the aggregate merger consideration to 4% of transaction value.
On June 21, 2024, representatives of Miles & Stockbridge and Locke Lord met to discuss the legal issues pertaining to the draft Merger Agreement.
On June 24, 2024, Miles & Stockbridge provided the Transaction Committee with an issues list reflecting the legal and business issues related to the Merger Agreement and provided ACA with a copy of the parties’ letter of intent and the draft Merger Agreement.
On June 25, 2024, the Transaction Committee met with representatives of Baird and Miles & Stockbridge to discuss the draft Merger Agreement and previously circulated issues list. Among other directions, the Transaction Committee directed Miles & Stockbridge to reduce the proposed termination fee from 4% of enterprise value to approximately 3% of enterprise value (with authority to negotiate up to 3.25%), to require an equity commitment letter from Pelican and to revert to the Company’s initial proposal as it related to a superior proposal. The Transaction Committee directed Miles & Stockbridge to communicate to Locke Lord that the Company would not accept any third party commercial consents as a condition to close.
On June 25, 2024, representatives of Miles & Stockbridge and Locke Lord met to discuss the tax issues pertaining to the draft Merger Agreement and a potential combination of the Company and an affiliate of Pelican. Representatives of Locke Lord also raised concerns regarding Lind Note 2 and the potential for various outcomes and unexpected dilution. Locke Lord advised that Pelican was considering a structure where this additional dilution would reduce the per share merger consideration to the GSE stockholders.

On June 26, 2024, Miles & Stockbridge proposed to Locke Lord to reduce the termination fee to approximately 3% of enterprise value, eliminate a majority of the proposed closing conditions other than regulatory approvals and a stockholder vote, and revert to the construction proposed by the Company related to pursuit and acceptance of a superior proposal.
On June 27, 2024, representatives of Miles & Stockbridge proposed to Baird and the Transaction Committee that there were several possible alternatives or outcomes with respect to Lind Note 2. As an initial matter, Miles & Stockbridge recommended against contacting Lind and requesting that Lind enter into a confidentiality agreement. Therefore, assuming that the Company proceeded with the transaction with Pelican, Miles & Stockbridge described three possible outcomes: (i) full conversion of Lind Note 2, (ii) a change of control option (a section in Lind Note 2 that would increase the total balance due to Lind by 5% and require immediate payment at closing) and (iii) a so-called prepayment strategy whereby the Company would secure bridge financing of approximately $1,500,000 to prepay Lind Note 2 to minimize the dilution that would be experienced by other stockholders. Following discussion, the Transaction Committee agreed that the prepayment option was in the best interest of the stockholders, if achievable. At the recommendation of Mr. Corey, Ms. Gardner agreed to pursue bridge financing from an alternative private credit lender who had recently contacted the Company.
On the morning of June 28, 2024, Baird shared the Company’s perspective on the options related to Lind Note 2 with representatives of Pelican.
On June 28, 2024, representatives of Miles & Stockbridge and Locke Lord met to discuss Lind Note 2, the Lind Warrants and options that Lind would have in the event that the parties entered into the Merger Agreement. Representatives of Miles & Stockbridge shared with Locke Lord that the Board did not believe that negotiations with Lind would be productive. Representatives of Miles & Stockbridge further advised that the Company believed that the parties should assume that Lind would act in its own self-interest and was unlikely to compromise any economic rights in either the Lind Note or the Lind Warrants in order to facilitate a transaction or deliver additional consideration to the other GSE stockholders. Discussions ensued among Miles & Stockbridge and Locke Lord as to available options.
On July 1, 2024, Miles & Stockbridge transmitted a revised draft Merger Agreement to Locke Lord reflecting the positions addressed on June 26, 2024.
On July 3, 2024, Ms. Gardner, representatives of Baird and representatives of Miles & Stockbridge met with representatives of Pelican along with representatives of Locke Lord and, finance counsel to Pelican, Willkie Farr & Gallagher LLP (“Willkie”) to discuss merger consideration, treatment of Lind Note 2 and treatment of the Lind Warrants. A representative of Miles & Stockbridge reviewed the terms of Lind Note 2 and discussed how prepayment would benefit GSE stockholders. Pelican expressed willingness to loan the Company the cash required to prepay Lind Note 2 if legal terms could be agreed upon. Ms. Gardner advised that she intended to call other potential private credit sources to understand terms or options that could be made available from alternative sources.
On July 5, 2024, the Company proposed terms of employment to Mr. Khanna following inquiries by Mr. Khanna as to such terms. The Board believed that any compensation paid to Mr. Khanna must take into account the fact that the Company and Pelican had entered into a letter of intent. The Board proposed a $55,000 transaction bonus and an arrangement in which any RSUs being awarded would be forfeited if a change in control happened prior to January 1, 2025. Over the ensuing weeks, the Company and Mr. Khanna negotiated terms.
On July 17, 2024, Willkie provided a draft promissory note and certain ancillary documents to Miles & Stockbridge reflecting the terms on which an affiliate of Pelican would loan funds to the Company to prepay Lind Note 2.
On July 17, 2024, Miles & Stockbridge provided the Transaction Committee with a list of issues pertaining to the proposed promissory note and loan from Pelican.
On July 17, 2024, a representative of Miles & Stockbridge notified Locke Lord about the anticipated terms of employment for Mr. Khanna as well as the contemplated transaction bonus.
On July 18, 2023, Miles & Stockbridge provided the Company’s requested revisions to the Pelican note to Willkie. Representatives of Miles & Stockbridge and Willkie discussed treatment of the note in the event of a superior proposal to Pelican’s offer and Miles & Stockbridge requested that the maturity of the note automatically accelerate on a change in control such that a superior proposal would replace the note and Pelican could not exercise the discretion to permit or refuse to consent to a change in control. Willkie agreed to the proposal and later that day circulated the requested change.
On July 19, 2024, members of the Transaction Committee met with representatives of Baird and Miles & Stockbridge to discuss the potential impact of Pelican providing financing to prepay Lind Note 2. Members of the Transaction Committee observed that there were several concerns. First, the Company would be issuing a prepayment notice without a legal obligation for Pelican to fund the prepayment. Second, the Company would be subject to the proposed Pelican note and loan even if the merger with Pelican ultimately was terminated to pursue a superior proposal or did not close. Ms. Gardner observed that, even if the merger did not close, the contemplated terms of the Pelican note were superior to those reflected in Lind Note 2 and replacement of Lind Note 2 with the proposed Pelican note would still be in the best interests of the Company and its stockholders. The Transaction Committee authorized its advisors to move ahead with the Lind Note 2 prepayment.
On July 19, 2024, representatives of Baird and Miles & Stockbridge and representatives of Locke Lord and Pelican participated in a virtual meeting to discuss the status of negotiations pertaining to the contemplated transaction. A representative of Baird pressed Pelican to commit to a date on which GSE could issue a prepayment notice to Lind. Pelican advised that it required finalization of the Merger Agreement and material advancement of the disclosure letter before Pelican was willing to commit to funding the payoff of Lind Note 2.
On July 20, 2024, Locke Lord transmitted a revised Merger Agreement to Miles & Stockbridge.
On July 21, 2024, the Transaction Committee met with representatives of Miles & Stockbridge to review the terms of the Merger Agreement and a closing checklist addressing material pre-signing and post-signing action items.
On July 22, 2024, Mr. Khanna and the Company entered into an employment agreement (the “Employment Agreement”) whereby, among other things, if the Company undergoes a Change in Control (as defined in the Employment Agreement) on or prior to December 31, 2024, Mr. Khanna is entitled to a payment of $100,000 upon such Change of Control event, but will forfeit any unvested RSUs awarded pursuant to the RSU Agreement (defined below). In connection with the Employment Agreement, the Company and Mr. Khanna also entered into a restricted share unit agreement (the “RSU Agreement”). In accordance with the terms of the RSU Agreement, Mr. Khanna received 100,000 restricted stock units vesting as follows: (i) 5,000 vesting immediately on the grant date; (ii) 25,000 vesting quarterly in four equal installments during the fiscal year ending December 31, 2025; (iii) 25,000 vesting quarterly in four equal installments during the fiscal year ending December 31, 2026; (iv) 25,000 vesting quarterly in four equal installments during the fiscal year ending December 31, 2027; and (v) 20,000 vesting quarterly in four equal installments during the fiscal year ending December 31, 2028.
On July 22, 2024, Mr. Pepe and representatives of Baird met with representatives of Pelican to discuss Q2 2024 financial results.
On July 23, 2024, Management reviewed all representations and warranties contained in the Merger Agreement with representatives of Miles & Stockbridge.
On or about July 24, 2024, the Company made its second payment with respect to Lind Note 2 in shares of GSE common stock in order to conserve cash.
On July 24, 2024, a representative of Baird discussed Pelican’s due diligence efforts with representatives of Pelican, as well as Company transaction expenses, indebtedness and cash flow. Baird and representatives of Pelican discussed an increase in the repurchase value of the Lind Warrant 2. Baird asked representatives of Pelican to confirm that Pelican was willing to pursue a merger with the Company at $4.12 per share. A representative of Pelican provided that, after reviewing the revised indebtedness and transaction expense figures, Pelican would accept the revised indebtedness and transaction expense figures, which increased enterprise value to nearly $20,000,000, but required that the Company reduce its anticipated legal fees or otherwise obtain a discount. Later that same day, a representative of Baird advised Pelican that the Company was not inclined to request that any transaction fee be reduced and Pelican then agreed to maintain merger consideration fixed at $4.12 per share.

On July 25, 2024, the Company delivered a notice of prepayment to Lind notifying Lind that the Company intended to prepay Lind Note 2 in full. This notice triggered an option whereby Lind had five business days to notify the Company whether Lind would elect to convert up to 1/3 of the outstanding balance of Lind Note 2 into shares of GSE common stock.
On July 29, 2024, the Board held a special meeting. Mr. Pepe and representatives of Baird, Miles & Stockbridge, Potter Anderson (the Company’s Delaware counsel) and ACA also joined the meeting. A representative of Baird summarized the key milestones in the deal process. A representative of Baird then reviewed the price per share negotiations between the Company and Pelican, and the Board’s insistence on a $4.12 per share price. Baird noted that Pelican had reaffirmed its bid of $4.12 per share. A representative of Miles & Stockbridge then addressed the status of the draft Merger Agreement and corresponding disclosure letter. The representative of Miles & Stockbridge reviewed all material terms of the Merger Agreement, including the Merger Consideration, treatment of equity awards, deal protection devices, the ability of the Board to terminate and pursue a superior proposal, the termination fee, and the mechanics that would be associated with specific performance, if necessary. Finally, the representative of Miles & Stockbridge noted that Pelican would deliver a customary equity commitment letter simultaneously with the Merger Agreement. The Board asked questions about third party consents and approvals. The representative of Miles & Stockbridge noted for the Board that, like Company D, Pelican sought certain contractual and regulatory consents and notices as a condition to the closing of the merger, but that after continued negotiation with Pelican and its counsel, the parties had agreed that the Company would only be obligated use “best efforts” to obtain certain customer consents. Further, the Company had agreed to provide third party notices required under its various government contracts. The representative of Miles & Stockbridge then reminded the Board of the terms of the draft note between the Company and Pelican, which would allow the Company to pay in full its outstanding indebtedness with Lind (both of which were topics of a prior Board meeting and already approved by the Board).
A representative of Potter Anderson shared a presentation with the Board on its fiduciary duties under Delaware law and discussed the duties of care and loyalty (including an obligation to act in good faith) and the inherent duty of the Board to disclose full and accurate information regarding the terms of the merger and the process. Potter Anderson then presented on certain deal protective devices included in the Merger Agreement. Potter Anderson addressed the “don’t ask, don’t waive” provisions included in the Company’s form of non-disclosure agreement and how such terms can have a potential preclusive effect on topping bids by losing bidders. Miles & Stockbridge then noted its recommendation for the Board to waive such provisions of the standstill for the losing bidders in connection with the Board’s approval of the Merger Agreement. Potter Anderson concurred with this view After this presentation, Mr. Corey asked whether the current proposed termination fee of $600,000 was fair and reasonable under the circumstances. Both Potter Anderson and Miles & Stockbridge answered in the affirmative, agreeing that a termination fee would be considered non-preclusive for a deal of this size. Ms. Gardner asked what types of deal terms a topping bidder would need to submit in order for the bid to be considered a superior proposal under the draft Merger Agreement. Discussion ensued regarding the mechanics through which a third party could submit a topping bid.
At the invitation of the Chair, representatives of ACA summarized its diligence process to date, including review of (a) the Company’s audited and unaudited financials and other financial models, projections and forecasts, (b) the Company’s share trading price history, (c) the economic terms of the Merger Agreement, and (d) review of industry specific reports. Using this information, a representative of ACA stated that ACA utilized three separate methodologies to evaluate the proposed merger consideration: discounted cash flow method, guideline public company method and merger and acquisition method. The representatives of ACA presented additional details on each method and its review of the diligence information provided to date. ACA noted for the Board that the Company would be considered higher risk given its recent cash flow concerns, the volatility of the Company’s common stock, the Company’s recent failure to meet the minimum price per share requirement and the “going concern” accounting disclosures in the Company’s financial statements. At present, ACA noted that merger consideration of $4.12 per share would, based on ACA’s review to date, be considered fair from a financial point of view to the Company’s stockholders. The representatives of ACA noted that they would finalize their analysis once the terms of the Merger Agreement and payoff of Lind were final. Following these presentations and discussions, the Board discussed the status of the Lind payoff and Pelican note.
On July 30, 2024, Lind exercised its option to convert a portion of Lind Note 2 and notified the Company that Lind was electing to convert $342,000 of the balance of Lind Note 2 into shares of GSE common stock. Lind also stated that the remaining balance due was $1,518,000. A representative of Miles & Stockbridge notified Lind that both its conversion calculation and its stated balance due were in error. Specifically, Lind was directed to the Second Amendment to Lind Note 2, which cured the event of default by amendment during the applicable cure period.
On July 31, 2024, a representative of Lind notified the Company that the Second Amendment to Lind Note 2 entitled Lind to payment of the mandatory default amount of 20% of the then-current balance on Lind Note 2 or $360,000. Lind also reduced its requested conversion amount to $314,000. A representative of Miles & Stockbridge provided counsel to Lind with a detailed summary related to the Second Amendment and stated that the Company disagreed that Lind was entitled to such amounts.
On July 31, 2024, the Board held a special meeting to discuss the award of equity to the non-employee directors of the Board for their service from the 2024 annual stockholder meeting until the 2025 annual stockholder meeting. Representatives of Miles & Stockbridge and Potter Anderson joined the meeting. Ms. Gardner referred to earlier email correspondence concerning the historical annual award of $65,000 worth of RSUs to the non-employee directors of the Board. Ms. Gardner summarized prior discussions on the topic and confirmed that the Board had not authorized an award of RSUs following the annual stockholder meeting on July 1, 2024. Ms. Gardner noted that the Board and counsel had been in discussions as to how to address the annual RSU award in light of the fact that the Company and Pelican had entered into a letter of intent at $4.12 per share. Discussion ensued among members of the Board regarding prior practices, prior disclosure and fairness to both the non-employee directors and stockholders. Representatives of Miles & Stockbridge and Potter Anderson answered questions and addressed the fiduciary duties of the Board. Following these discussions, the Board determined that it was appropriate that, in light of the status of ongoing discussions with Pelican, the Board should take action to alter the historical terms of their annual RSU awards to avoid the standard acceleration upon a change in control of the Company and in order to act in the best interest of the stockholders, consistent with the directors’ fiduciary duties. The members of the Board present at the meeting unanimously agreed that the RSUs award should be bifurcated such that the non-employee directors would only receive approximately half of the usual allotment of RSUs in the event that the sale transaction closed prior to year-end. Following the meeting, further discussions among members of the Board and representatives of Miles & Stockbridge and Potter Anderson identified the difficulty in valuing the RSUs at any amount below $4.12 and that any award at $4.12 would need to be disclosed on Form 4s. Following such discussions, the Board resolved in a written consent to increase the amount of cash compensation payable to the non-employee directors of the Board for Q3 and Q4 of 2024 by $32,500 per director (in the aggregate) and require the acceleration of such amounts upon a change of control. All other equity awards would only occur on January 1, 2025, in the event that the merger had not closed as of such date and be consistent with the Company’s past practices.
On July 31, 2024, representatives of Baird and Miles & Stockbridge and representatives of Pelican, Willkie and Locke Lord met to discuss the status of the transaction including the position taken by Lind in relation to the payoff of Lind Note 2. A representative of Miles & Stockbridge also communicated that the Board intended to award cash payment equal to 50% of the usual equity awards to non-employee directors and that the Board had requested, and Miles & Stockbridge had agreed, that in the event that the transaction between GSE and Pelican were to close, Miles & Stockbridge would discount its legal fees by a commensurate amount such that Pelican would not be impacted by the award and the Merger Consideration payable to the Company’s stockholders should not be reduced. Pelican agreed to this proposal and confirmed the Merger Consideration of $4.12 per share.
On August 1, 2024, Miles & Stockbridge transmitted a revised Merger Agreement to Locke Lord, which accepted the proposed termination fee of $600,000 and requested certain revisions to the representations and warranties.
On August 3, 2024, a representative of Lind advised Ms. Gardner that Lind would obtain a second opinion from outside counsel as to whether it was entitled to receive the mandatory default amount in light of the Second Amendment to Lind Note 2. Lind advised that it would have the outside firm engaged by August 9, 2024 and receive its advice thereafter. In the meantime, Lind requested that any legal analysis performed by Miles & Stockbridge be shared with Lind.
On August 4, 2024, members of the Transaction Committee met to discuss options with respect to Lind. The Transaction Committee discussed the possibility of a declaratory judgment action and other claims with respect to Lind. The Transaction Committee discussed the delay with respect to the Merger Agreement if the parties waited for

Lind to obtain a second opinion from outside counsel. Following these discussions, the Transaction Committee resolved that Ms. Gardner would have the authority to negotiate a resolution of the dispute with Lind up to $180,000, and Baird was directed to ask Pelican to absorb half of the financial impact of any settlement with Lind.
On August 4, 2023, Ms. Gardner emailed the Company’s analysis of the dispute to a representative of Lind and a representative of Miles & Stockbridge advised counsel to Lind that the Company had established a 2:00 pm deadline on August 5, 2024.
On August 4, 2024, representatives of Baird and Miles & Stockbridge met with representatives of Pelican along with representatives of Locke Lord and Willkie to discuss Lind’s position. Pelican notified the Company that, in Pelican’s view, Lind’s position was not supported by the amendment to Lind Note 2, but that resolving the dispute was a Company issue. Pelican clarified that while it was willing to fund the additional amount claimed by Lind, that amount would be deducted from the Merger Consideration that Pelican was willing to pay for the Company and per share merger consideration would be reduced to $4.03 per share.
On August 5, 2024, a representative of Lind and Ms. Gardner met to discuss the parties’ dispute. Lind advised that while it intended to engage counsel, it was willing to settle the dispute for $180,000. Ms. Gardner accepted the offer.
On August 5, 2024, representatives of Baird and Miles & Stockbridge met with representatives of Pelican, along with representatives of Locke Lord and Willkie, to discuss Lind’s position. Baird conveyed that Lind had reduced its demand to $180,000 and that the Company had accepted the proposal. Baird requested that Pelican share the financial impact with the GSE stockholders. The parties determined that the financial impact was approximately $0.053 per share, but Baird advocated that, because Lind had only elected to convert $314,000 of Lind Note 2 into shares of GSE common stock, the impact was somewhat mitigated. Thereafter, the parties discussed a reduction of the merger consideration from $4.12 per share to $4.10 per share, and representatives of Baird and Miles & Stockbridge agreed to share that proposal with the Board.
On August 6, 2024, a representative of Miles & Stockbridge provided an updated total number of shares outstanding based upon the partial conversion of Lind Note 2 and, on August 7, 2024, a representative of Baird and a representative of Pelican met to review the total number of shares outstanding.
On August 7, 2024, the Company repaid in full, in cash and through the delivery of 114,976 shares of Company Common Stock, all outstanding indebtedness owed to Lind, which satisfied Lind Note 2.
Also on August 7, 2024, the Company and Parent entered into that certain Senior Secured Promissory Note in the principal amount of $1,398,447.50 (the “Parent Note”). Pursuant to the terms of the Parent Note, interest accrues at a rate per annum equal to 12.50%. Interest payments under the Parent Note are due and payable on the last business day of each calendar month and on the Maturity Date (as defined below). Interest shall be paid, at the option of the Company, (x) in kind by capitalizing such interest and adding the unpaid amount thereof on each such payment date or (y) in cash. Upon an event of default, interest shall accrue at 14.50%. The Company shall pay the outstanding principal amount on the earlier to occur of (x) August 6, 2025 and (y) the occurrence of a Change of Control (the “Maturity Date”).The Company may prepay the Parent Note upon five business days’ notice to Parent provided that the Company must pay a prepayment premium in connection with such voluntary prepayment equal to the amount of interest which would accrue from the date of prepayment through the Maturity Date. The Company shall be obligated to prepay the Parent Note (a) in the event the Company or its subsidiaries sells, transfers or otherwise disposes of its respective assets outside of the ordinary course of business or (b) in connection with a casualty event in respect of the Company’s or its subsidiaries’ respective real property or other assets, subject to customary reinvestment rights. Upon the occurrence of an event of default as described in the Parent Note, Parent has the right to require the Company to prepay the outstanding principal amount of the Parent Note, plus accrued interest. The Company’s obligations under the Parent Note are secured by a first priority lien on substantially all of the Company’s and its subsidiaries’ assets pursuant to the terms of a Security Agreement by and among Parent, the Company and the Company’s subsidiaries (the “Parent Security Agreement”) and a security interest in the equity securities of the Company’s subsidiaries pursuant to the terms of a Pledge Agreement by and among Parent, the Company and GSE Performance Solutions, Inc. (the “Parent Pledge Agreement”). The Parent Note is guaranteed by each of the Company’s subsidiaries pursuant to a Guaranty by and among Parent and each of the Company’s subsidiaries.
On August 7, 2024, the Board held a special meeting to consider the proposed merger and Merger Agreement. A representative of Baird reviewed the events leading up to the Merger Agreement beginning with the initiation of the process in September 2023. A representative of Miles & Stockbridge then reviewed material terms of the Merger

Agreement and the contemporaneous equity commitment letter that would be delivered by affiliates of Pelican. Representatives of Miles & Stockbridge and Potter Anderson reviewed the fiduciary and other duties of the Board with respect to the proposed merger and the maximization of stockholder value. Representatives of ACA then presented their analysis of the proposed merger. Following numerous questions by members of the Board, and at the request of the Board, a representative of ACA advised that, in the opinion of ACA, the merger consideration to be received by the GSE common stockholders was fair from a financial point of view. The representative of ACA advised that its written fairness opinion would be provided to the Board immediately after the meeting. The Board reviewed its reasons for the merger and why it believes that the merger and the Merger Agreement are in the best interest of the Company and its stockholders. Thereafter, the Board determined that the Merger Agreement and the transactions described therein, upon the terms and subject to the conditions set forth therein, are fair and reasonable to and in the best interests of the Company and its stockholders, and declared the advisability of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement . The Board approved the Merger and the Merger Agreement together with certain customary actions and approvals. The Board directed that the Merger and the other transactions contemplated by the Merger Agreement be submitted to the stockholders of the Company for consideration and recommended that the stockholders of the Company vote their shares in favor of the adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger. The Board appointed the Chair as a Meeting Committee and designated certain authority to the Meeting Committee to establish a record date and set the special meeting date for the stockholders meeting. Additionally, in order to facilitate any topping bids by third parties, the Board waived the portion of the standstill applicable to all 60 bidders containing a prohibition against requesting an amendment or waiver of such standstill.
On August 8, 2024, the Company filed a Form 8-K announcing the entry by the parties into the Merger Agreement and summarizing the material terms of the merger transaction, including the Merger, and the Board’s waiver, applicable to all 60 bidders, of the portion of the standstill containing the prohibition against requesting an amendment or waiver of such standstill.
Reasons for the Merger; Recommendation of the GSE Board of Directors
The GSE Board unanimously recommends that GSE stockholders vote “FOR” the proposal to approve and adopt the Merger Agreement with Parent and Merger Sub at the Special Meeting.
The GSE Board, with the assistance of its independent financial and legal advisors, evaluated the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, unanimously determined that the Merger is advisable and in the best interests of the Company and its stockholders, unanimously approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and authorized the Company to enter into the Merger Agreement. Accordingly, on August 7, 2024, the GSE Board unanimously resolved to recommend that the stockholders of GSE approve and adopt the Merger Agreement (the “Company Recommendation”).
In the course of reaching its recommendation, the Transaction Committee met formally at least 12 times (and informally on a regular basis) and the GSE Board met at least 19 times, in each case the between February 13, 2023 and August 7, 2024 in relation to the exploration of strategic alternatives and the Merger Agreement, including, as needed, with GSE’s legal and financial advisors, and considered the following material factors relating to the Merger Agreement and the Merger, each of which the GSE Board believes supported its decision:
•
the fact that the $4.10 per share cash price (the “Per Share Price”) or equity value of approximately $14.25m provides stockholders with value and liquidity and relative certainty for their shares of GSE common stock;

•
the fact that the Per Share Price represents a premium of approximately 50% over the closing price of GSE common stock as of August 7, 2024, the last trading day on NASDAQ prior to public announcement of the Merger Agreement;

•
the fact that the Per Share Price represents a premium of approximately 15% over the average 30-day volume weighted average price per share as of August 7, 2024, the last trading day on NASDAQ prior to public announcement of the Merger Agreement;

•
the fact that, given the size of the Company, Parent and other bidders focused on enterprise value and the enterprise value offered by Parent, totaling approximately $19.5m (the “Offer Price”), exceeded the next closest offer for the Company,

•
the GSE Board’s belief that, based on the nature of the auction process pursued by the Company with Robert W. Baird & Co. Incorporated, negotiations with Company D, and negotiations with Parent, the Per Share Price is the highest price per share that Parent was willing to pay and that the terms and conditions of the Merger Agreement were, in the GSE Board’s view, the most favorable to which Parent was willing to agree;

•	the belief that entering into the Merger Agreement with Parent would be more favorable to Company stockholders than the other alternatives reasonably available to the Company, including:
○	the continued operation of the Company on a standalone basis and the pursuit of other potential actionable strategic or financial transactions, considering, among other things:
•	the nature of GSE’s industry, including competition from current domestic and foreign industry participants;
•	the markets in which GSE operates, the potentially growing and intensifying challenges faced by the Company and the attendant risks attributable to continuing as an independent public company;
•	the increased cost of compliance as a provider of services to the nuclear power industry;
•
the increased cost of compliance with the Securities Exchange Act of 1934, as amended, and its implementing regulations as a public company including, but not limited to, costs associated with audit, finance and legal matters;

•	the increased cost and difficulty of providing nuclear power services in foreign countries including, but not limited to, the People’s Republic of China;
•	the difficulty associated with attracting and retaining management and technical talent in light of the failure to pay bonuses in either fiscal year 2022 or 2023;
•	the difficulty associated with attracting and retaining management and technical talent as a result of the performance of the GSE common stock;
•
the challenges associated with maintaining compliance with Nasdaq’s listing requirements and the potential adverse impact on the GSE common stock should the Company be unable to maintain such compliance and be delisted from Nasdaq;

•
the potential rewards of the Company’s standalone long-term plan, analyzing the value enhancement that could be achieved if the risks described above were to be overcome, but also recognizing that substantial investments, expenditures, assumptions of risk and time would be required in connection with the long-term plan;

•
the cessation of the Company’s work force solutions business line and both the short-term impact of such action on the Company’s financial performance and the long-term impact of such action on the Company’s cash flow;

•	the difficulty in obtaining financing for short-term working capital needs on competitive, non-dilutive terms;
•	the difficulty in maintaining covenant compliance with respect to the Lind Note; and
•	the potential for material suppliers and vendors to require prepayment for goods and services in light of the Company’s going concern status.
○
possible strategic transactions with third parties other than Parent, taking into account the financial capacity, regulatory considerations and other execution risks associated with potential alternative bidders and the evaluation provided by the Company’s financial advisor;

•
the fact that the Company would have certain rights in accordance with the terms of the Merger Agreement if there was a potential buyer that presented a Superior Proposal prior to the stockholder vote to approve the Merger;

•	the GSE Board’s assessment of the terms of the Merger Agreement relating to the Company’s ability to respond to unsolicited acquisition proposals, including:
○
the Company’s right to provide non-public information in response to, and to discuss and negotiate, certain unsolicited acquisition proposals made before Company stockholder approval of the Merger Agreement is obtained; and

○
the Company’s ability to terminate the Merger Agreement prior to obtaining Company stockholder approval of the transaction in specified circumstances relating to a Superior Proposal, subject to payment of a termination fee which the GSE Board believes to be reasonable under the circumstances and not an impediment to a competing transaction. For more information, please see the section of this proxy captioned “The Merger Agreement — Adverse Recommendation Change; Alternative Transaction Agreement.”

•	the GSE Board’s assessment of additional terms of the Merger Agreement, including:
○	GSE’s right to specific performance to prevent breaches of the Merger Agreement;
○
the fact that the consummation of the Merger on terms and conditions as contemplated by the Merger Agreement is subject to the approval of Company stockholders, who will have the opportunity to adopt or reject the Merger Agreement;

○
the availability of appraisal rights under Section 262 of the DGCL to Company stockholders or beneficial owners who continuously hold or continuously own, as applicable, their shares of GSE common stock through the effective date of the Merger, who do not vote in favor of the Merger on terms and conditions as contemplated by the Merger Agreement, who properly demand in writing an appraisal of their shares delivered to the Company prior to the taking of the vote on the proposal to approve and adopt the Merger Agreement and who comply with, and do not validly withdraw their demands or otherwise lose their appraisal rights under, Section 262 of the DGCL, which provides those eligible stockholders and beneficial owners with an opportunity to seek an appraisal by the Delaware Court of Chancery of the “fair value” of their shares of GSE common stock (exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid on the amount determined to be fair value) which may be determined by the court to be more than, less than, or the same as the Merger Consideration;

○	the initial outside date of February 8, 2025, allowing for time that the GSE Board believed to be sufficient to complete the Merger;
○
the fact that, taken as a whole, the comprehensive terms of the Merger Agreement, including the respective representations, warranties, covenants and termination rights and fees of the parties, as finally negotiated are reasonable and customary; and

○
the fact that the GSE Board and GSE management, in coordination with GSE’s independent legal and financial advisors, negotiated with Parent on an arms-length basis, including with respect to price and other terms and conditions of the Merger Agreement.

•
the fact that the proposed Merger Consideration is all cash, thereby providing Company stockholders with certainty of value and liquidity for their shares, especially when viewed against the above-noted risks and uncertainties inherent in the Company’s business and current and foreseeable industry, market and macroeconomic conditions;

•	the fact that, after the announcement of the signed Merger Agreement, the Company did not receive any Takeover Proposals;
•
the GSE Board’s assessment that the likelihood of completion of the transaction and the protections provided by the Merger Agreement are significant factors in support of the transaction, in light of, among other things:

○	the absence of a financing condition in the Merger Agreement and the fact that Parent has access to sufficient capital to fund the transactions;

○	the business reputation and capabilities of Parent, and the GSE Board’s belief that Parent is highly likely to complete the Merger; and
○
the conditions to closing contained in the Merger Agreement, which the GSE Board believes are reasonable and customary, and which, in the case of the conditions related to the accuracy of the Company’s representations and warranties, are generally qualified by a traditional public company “material adverse effect” standard.

The GSE Board considered the oral opinion of Ankura Capital Advisors, LLC, subsequently confirmed in writing, to the effect that, as of August 7, 2024, and based upon and subject to the various assumptions, qualifications, limitations and other matters set forth in such written opinion, the merger consideration of $4.10 per share of GSE common stock in cash, without interest thereon, to be received pursuant to, and in accordance with, the terms of the Merger Agreement by the holders of shares of GSE common stock, was fair, from a financial point of view, to such holders. See “Vote on Adoption of the Merger Agreement (Proposal 1) — Opinion of Ankura Capital Advisors, LLC.”
In the course of reaching its recommendation, the GSE Board also considered the risks and potentially negative factors relating to the Merger Agreement and the Merger, including:
•
the fact that Company stockholders will have no ongoing equity participation in the Company following the Merger, and therefore will cease to participate in the future earnings of growth that the Company may achieve, or to benefit from increases, if any, in the value of the Company’s GSE common stock as a result of the Merger;

•
the fact that the transaction has an outside date as late as six months from the signing date of the Merger Agreement, that stockholders could be asked to vote on approval and adoption of the Merger Agreement well in advance of the completion of the transaction and that there is no interest payable on the Merger Consideration or adjustment for inflation, and the purchase price is fixed regardless of any macroeconomic and/or tech sector recovery during the pendency of the transaction;

•
the fact that the Company is not entitled to any reverse termination fee to compensate the Company for the damage caused by a termination of the Merger Agreement, and that, if available, other rights and remedies may be expensive and difficult to enforce and the success of which may be uncertain;

•	the risk and costs of stockholder or third-party litigation relating to the Merger;
•	the risks and costs to the Company if the Merger is not completed;
•
the potential uncertainty about the likelihood, timing or effects of completion of the Merger, including on the Company’s stockholders, employees, potential and existing customers and suppliers and other parties, and the risk that such uncertainty may impair the Company’s ability to motivate key personnel and could cause third parties to seek to change or not enter into a business relationship with the Company;

•	the risk of Company management distraction as a result of the Merger;
•
the restrictions on the conduct of the Company’s business before completion of the Merger, generally requiring the Company to use reasonable best efforts to conduct its business in the ordinary course and prohibiting the Company from taking specified actions, which may delay or prevent the Company from undertaking business opportunities, anticipated or not, that may arise;

•	the possibility that the Company may be required to pay a termination fee of $600,000.00 to Parent under certain circumstances;
•
the fact that the receipt of cash by Company stockholders in exchange for their shares of GSE common stock will generally be a taxable transaction to Company stockholders for U.S. federal income tax purposes; and

•
other risks and uncertainties of the nature identified in the section of this proxy statement captioned “Cautionary Statement Concerning Forward-Looking Statements” and in GSE’s filings with the SEC, including the risks set forth in “Item 1A. Risk Factors” in GSE’s Annual Report on Form 10-K for the year ended December 31, 2023, and GSE’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2024, and June 30, 2024. For more information, see section of this proxy statement captioned “Where You Can Find More Information.”

After taking into account all of the factors set forth above, as well as others, the GSE Board concluded that the risks, uncertainties, restrictions and potentially negative factors associated with the Merger Agreement and transactions contemplated thereby were outweighed by the positive factors and potential benefits associated with the Merger Agreement and the transactions contemplated thereby that supported its determination and recommendation. Accordingly, the GSE Board determined that the Merger Agreement and the transactions contemplated thereby are advisable and in the best interests of GSE and its stockholders.
The foregoing discussion of the information and factors considered by the GSE Board includes the material factors considered by the GSE Board but does not necessarily include all of the factors considered by the GSE Board. The members of the GSE Board evaluated the various factors listed above, among other things, in light of their knowledge of the business, financial condition and prospects of GSE and considered the advice of GSE’s independent financial and legal advisors. In view of the complexity and variety of factors considered in connection with its evaluation of the Merger Agreement and the Merger, the GSE Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. Rather, in considering the information and reasons described above, individual members of the GSE Board each applied his or her own personal business judgment to the process and may have given different weights to different factors. The GSE Board did not undertake to make any specific determinations as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determinations. The GSE Board unanimously resolved to recommend that the stockholders of GSE approve the Merger, and the Merger Agreement based upon the totality of information it considered.
When considering the foregoing recommendation of the GSE Board that you vote to approve the Merger Proposal, stockholders should be aware that some of GSE’s directors and executive officers may have interests in the Merger that are different from, or in addition to, the interests of stockholders more generally. The GSE Board was aware of and considered these interests, among other matters, to the extent that they existed at the time, in reaching the determination that the Merger Agreement and the transactions contemplated thereby were advisable and in the best interests of GSE and its stockholders, in reaching its decision to approve and declare advisable the execution, delivery and performance of the Merger Agreement and the consummation of the transactions, in making its recommendation that the stockholders vote in favor of the adoption of the Merger Agreement and approval of the transactions, and in directing that the adoption of the Merger Agreement be submitted to a vote of the stockholders. For more information, please see the section of this proxy statement captioned “Vote on Adoption of the Merger Agreement (Proposal 1) — Interests of the Company’s Directors and Executive Officers in the Merger.”
The explanation of the reasons and reasoning set forth above contain forward-looking statements that should be read in conjunction with the section of this proxy statement captioned “Cautionary Statement Concerning Forward-Looking Statements.
Opinion of Ankura Capital Advisors, LLC
The Company retained ACA to act as financial advisor to the GSE Board solely to evaluate whether, as of August 7, 2024, the Merger Consideration was fair, from a financial point of view, to the holders of GSE common stock. The Company selected ACA to act as the Company’s financial advisor based on ACA’s extensive expertise, knowledge of the industry in which the Company operates and experience advising companies in connection with potential strategic transactions. ACA has provided its written consent to the reproduction of the Opinion in this proxy statement. At the meeting of the GSE Board on August 7, 2024, ACA rendered to the GSE Board its oral opinion, subsequently confirmed in writing, to the effect that, as of August 7, 2024 and based upon and subject to the various assumptions, qualifications, limitations and other matters set forth therein, the Merger Consideration was, was fair, from a financial point of view, to the holders of GSE common stock. Following the meeting, ACA delivered its written opinion, dated August 7, 2024 (the “Opinion”), to the GSE Board.
The full text of the Opinion, dated as of August 7, 2024, is attached to this proxy statement as Annex B and is incorporated into this proxy statement by reference. The Opinion sets forth, among other things, the assumptions made, procedures followed, matters considered, and limitations and qualifications of the review undertaken by ACA in rendering its Opinion. You should read the Opinion carefully in its entirety. The Opinion was provided to the GSE Board to aid in its consideration of the Merger and did not address the relative merits of the transactions contemplated by the Merger Agreement as compared to any alternative transaction or opportunity that might be available to the Company, nor did the Opinion address the underlying business decision by GSE to engage in the Merger or address the terms of the Merger Agreement (except with respect to the Merger Consideration specifically referenced therein). The Opinion does not address any other aspect of the Merger, does not constitute a recommendation to any GSE stockholder as to how to vote with respect to the Merger or any other matter, and does not express any opinion as to the trading price of GSE common stock at any point in time. The summary of the Opinion set forth herein is qualified in its entirety by reference to the full text of the Opinion, which is attached to this proxy statement as Annex B.
For purposes of rendering its Opinion, ACA reviewed a draft of the Merger Agreement dated as of August 7, 2024 (the “Draft Merger Agreement”) and certain related documents, certain publicly available financial statements and financial information relating to the Company, certain historical financial information and other data that were provided by management of the Company, and other business and financial information of the Company. ACA also reviewed certain forward-looking information prepared by the management of the Company, including Company projections and financial forecasts, backlog and pipeline analyses, quality of earnings reports and other documents relating to the business and operations of the Company, and discussed the past and current operations and financial condition and the prospects of the Company with senior management of the Company. Additionally, ACA reviewed the historical market prices and trading activity for the Company’s common stock and compared the financial performance of the Company and the prices and trading activity of the Company’s common stock with that of certain other selected publicly traded companies and their securities. ACA also reviewed certain Company financial and share trading information and compared that data with the financial and stock trading data of other publicly traded companies that have been subject to change of control corporate transactions. Additionally, ACA also performed such other valuation and comparative financial analyses, reviewed such other information and considered such other factors as it deemed appropriate.
In arriving at its Opinion, ACA assumed and relied upon, with the knowledge and consent of the Company and without independent verification, the following: (i) the accuracy, completeness and reasonableness of the financial, legal, tax and other information that was publicly available, supplied or otherwise made available to ACA, or discussed between ACA and Company management; (ii) the representations from the Company and its management that they were unaware of any facts that would make the information provided to ACA be incomplete or misleading for the purpose of rendering ACA’s Opinion; (iii) that all financial forecasts and projections provided to ACA by the Company were reasonably prepared in good faith on a basis reflecting the best contemporaneous estimates and judgments of the management of the Company as to the future financial performance of the Company and the other matters covered thereby; (iv) that the Draft Merger Agreement reviewed by ACA would not differ materially from the final, executed Merger Agreement, and that the Merger would be consummated in accordance with the terms set forth in the Merger Agreement and in a timely manner compliant in all respects with applicable law; (v) that in connection with the receipt of all the necessary approvals of the transactions contemplated by the Merger Agreement, no delays, limitations, conditions or restrictions would be imposed that could have an adverse effect on the Company or the contemplated benefits expected to be derived in the Merger; and (vi) that there had been no material change in the assets, liabilities, business, condition (financial or otherwise), results of operations, or prospects of the Company since the date of the most recent financial statements made available by the Company to ACA, other than changes already anticipated by or reflected in the Company’s financial projects and forecasts.
The Opinion is necessarily based on financial, economic, market and other conditions as existed on, and the information made available to it as of, the date of the Opinion. Although events occurring after the date of the Opinion may affect the Opinion and the assumptions used in preparing it, ACA did not assume or undertake, and disclaims any obligation to, update, revise, reaffirm or withdraw its Opinion. In addition, the Opinion did not address the underlying business decision of the Company to engage in the Merger, consider any indications of interest from third parties in connection with the proposed sale of the Company, or evaluate the relative merits of the Merger as compared to any strategic alternatives that have been or may be available to the Company. The Opinion is limited to the fairness, from a financial point of view, of the Merger Consideration to the holders of GSE common stock. ACA’s Opinion did not, nor does ACA now, express any opinion as to the market price or value of the Company’s GSE common stock after the date of the opinion. ACA’s Opinion does not constitute a recommendation to the GSE Board or the Company stockholders to approve the Merger, and the Opinion does not create, nor should it be construed to create any fiduciary duty on the part of ACA to any person. ACA was not requested to, nor did ACA participate in, the negotiation or structuring of the Merger Agreement. Furthermore, ACA did not evaluate the solvency of the Company and did not make an independent appraisal or physical inspection of the Company’s assets or liabilities. The Opinion has been approved by ACA’s fairness opinion committee in accordance with its customary practice.

The following is a summary of the material analyses performed by ACA in connection with its Opinion dated August 7, 2024. The analyses and factors described below must be considered as a whole. The tables are not intended to stand alone must be read together with the full text of each summary. Considering any portion of the analyses, factors and data set forth below without considering the full narrative description of all the financial analyses and factors, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of ACA’s financial analyses and Opinion.
Selected Public Companies Analysis
ACA performed a selected public companies analysis for the Company. Although none of the selected public companies is directly comparable to the Company, ACA selected the public companies for its analysis based on their degree of similarity to the Company, primarily in terms of operations, geographic footprint, size, and historical and projected financial performance as compared to the Company. ACA analyzed the selected public companies listed below:
•	Plurilock Security, Inc.
•	ENGlobal Corporation
•	Mistras Group, Inc.
•	Babcock & Wilcox Enterprises, Inc.
•	Perma-Fix Environmental Services, Inc.
•	GEE Group Inc.
•	Hudson Global, Inc.
None of the selected public companies were directly comparable to GSE, and certain of these companies may have characteristics that are materially different from GSE and its business. However, these companies were selected, among other reasons, because they are publicly-traded companies that operate in the Staffing and Nuclear Services industry sectors, and are somewhat comparable to GSE primarily in terms of their size, historical and projected revenue growth, historical and projected profitability, net working capital requirements, geographic business mix and customer / channel concentrations. However, given the Company’s liquidity and other financial challenges, ACA’s analysis necessarily involved additional considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies differently than they would affect GSE.
The table below summarizes observed historical and projected multiples of enterprise value to last 12 months (“LTM”) revenue, LTM earnings before interest, taxes, depreciation and amortization (“EBITDA”), for the selected public companies, in each case as of August 7, 2024.
The results of this analysis were as follows:
Selected Public Companies Analysis

	Enterprise Value as a Multiple of
Company Name	LTM Revenue	LTM EBITDA
Plurilock Security Inc.	0.25	NMF
ENGlobal Corporation	0.23	NMF
Mistras Group, Inc.	0.62	6.46
Babcock & Wilcox Enterprises, Inc.	0.58	48.34
Perma-Fix Environmental Services, Inc.	1.94	NMF
GEE Group Inc.	0.09	3.11
Hudson Global, Inc.	0.18	NMF

Note: LTM EBITDA figures were not meaningful for Plurilock Security, Inc., ENGlobal Corporation, Perma-Fix Environmental Services, Inc., and Hudson Global, Inc.
To determine the range of implied enterprise values for the Company, ACA multiplied the selected 2024 LTM Revenue and 2024 LTM Adj. EBITDA multiples of 0.25x and 6.46x, respectively, with the Company’s 2024 LTM

Revenue and 2024 LTM Adj. EBITDA based on the Company’s financial forecasts and projections. This analysis resulted in a range of implied enterprise values for the Company of approximately $11.26 million to $15.50 million. ACA then calculated an estimated range of equity value for the Company by adding the amount of the Company’s cash and cash equivalents and subtracting the amount of the Company’s long-term debt obligations. The resulting estimated equity value range was then divided by the number of shares of GSE common stock outstanding to derive a range of equity values per share of $3.24 to $4.45, as compared to the Merger Consideration of $4.10 per share to the holders of GSE common stock pursuant to the Merger Agreement.
Selected M&A Transactions Analysis
ACA reviewed publicly available information related to selected mergers and acquisition transactions based on, among other things, the target company’s industry and operational similarity, the relative size of the transaction, and the availability of public information related to the selected transactions. Using publicly available information, ACA identified the following nine transactions involving the acquisitions of engineering and consulting firms who provide services to the energy and power, utilities, and environmental services markets deemed, based on ACA’s experience and evaluation, comparable to the Company.
The results of this analysis were as follows:
Selected M&A Transactions Analysis

Target Name	Buyer Name	Announcement	Enterprise Value as a multiple of LTM Revenue
EXCEL Services Corporation	Pelican Energy Partners LP	2/20/2024	N/A
Williams Industrial Services Group	Energy Solutions	7/24/2023	0.20x
DP Engineering Ltd. Co.	GSE Systems, Inc.	2/19/2019	0.58x
TTi (Europe) Limited	GP Strategies Corporation	10/2/2018	0.60x
All Assets of Huen Electric	MYR Group Inc.	7/3/2018	0.29x
True North Consulting, LLC	GSE Systems, Inc.	5/14/2018	0.89x
Absolute Consulting, Inc.	GSE Systems, Inc.	9/20/2017	0.22x
Labor Smart, Inc., Staffing business unit	Energy Staffing Solutions, Inc.	8/18/2016	0.35x

The LTM revenue multiples for the selected target companies were calculated based on certain publicly available historical financial data for the selected M&A transactions. ACA considered seven of the nine selected transactions, as one of the transactions lacked publicly available financial information and the other transaction was not a transaction involving a change of control. No company or transaction utilized in the selected M&A transactions analysis was identical or directly comparable to the Company or the Merger.
To determine the range of implied enterprise values of the Company, ACA multiplied the selected 2024 LTM Revenue multiples of 0.26x and 0.35x, respectively, by the Company’s 2024 LTM Revenue. This analysis resulted in a range of implied enterprise values for the Company of approximately $11.49 million to $15.72 million. ACA then calculated an estimated equity value range of the Company by adding the amount of Company’s cash and cash equivalents and subtracting the amount of Company’s long-term debt obligations. The resulting estimated equity value range was then divided by the number of shares of GSE common stock outstanding to derive a range of equity values per share of $3.30 to $4.50, as compared to the Merger Consideration of $4.10 per share to the holders of GSE common stock pursuant to the Merger Agreement.
Discounted Cash Flow Method
In addition, ACA performed a discounted cash flow analysis of the Company, which is a valuation methodology used to derive an intrinsic valuation of a company by calculating the present value of its estimated future cash flows. ACA performed a discounted cash flow analysis of the projected unlevered free cash flows of the Company for the fiscal year ending December 31, 2024. Free cash flow was based on the forecasted unlevered after-tax net operating profits adjusted for non-cash charges, working capital investments, and capital expenditures. The tax rate utilized in the discounted cash flow analysis was 26.0%, as provided by GSE management. ACA calculated the net present value of the projected unlevered free cash flows utilizing an estimate of the Company’s weighted average cost of capital. For purposes of its discounted cash flow analysis, ACA utilized and relied upon the projections provided by GSE management, which provided a financial forecast for the fiscal year ending December 31, 2024, and other financial information.

In calculating the net present value of the unlevered free cash flows in the discounted cash flow analysis, ACA utilized a weighted average cost of capital range of 33.0% to 36.0%. The discount rate range was selected giving consideration to market-based and company-specific risks and was based on ACA’s professional judgment and experience. ACA calculated the Company’s terminal value by applying an assumed perpetuity growth rate of 3.0% to the Company’s terminal year unlevered free cash flows. ACA discounted the indicated terminal value to present value using the selected range of discount rates and added the present value of the unlevered free cash flows. Based on these assumptions, and after rounding, ACA’s discounted cash flow analysis indicated an estimated enterprise value range for the Company of $13.17 million to $14.33 million. ACA then calculated an estimated equity value range for the Company by adding the amount of the Company’s cash and cash equivalents, and subtracting the amount of the Company’s debt obligations, as provided by GSE management. The resulting estimated equity value range was then divided by the number of shares of GSE Common Stock outstanding, as provided by GSE management, to derive a range of equity values per share of $3.78 to $4.12, as compared to the Merger Consideration of $4.10 per share to the holders of GSE common stock pursuant to the Merger Agreement.
Volume Weighted Average Price Analysis
ACA performed a volume weighted average price analysis (“VWAP”) of the Company by obtaining from Bloomberg the historical price and trading volume within GSE’s common stock over the following periods: 30 days, 45 days, 90 days, and one year. ACA observed that the average price for each of these trading periods were below the Merger Consideration of $4.10 per share. ACA also noted that the trading volume was low, indicating fewer buyers and sellers, and high volatility due to the illiquidity of GSE common stock. Based on such information, the Merger Consideration of $4.10 per share is a 46% premium on a per share basis to the market close per share price of $2.80 as of August 6, 2024.
Miscellaneous
ACA and its affiliates provide a range of investment banking and financial services and, in that regard, ACA and its affiliates may in the future provide investment banking and other financial services to the Company, Parent, or each of their respective affiliates, for which ACA and its affiliates would expect to receive compensation. ACA was engaged by the Company pursuant to an engagement letter between ACA and the Company executed on July 17, 2024 (the “Engagement Letter”), to render an opinion to the GSE Board as to whether the Merger Consideration to be received by Company stockholders in the Merger Agreement was fair, from a financial point of view, to such stockholders.
ACA received fees for its services of approximately $120,000, of which $35,000 became payable upon execution of the Engagement Letter, and the remainder became payable upon ACA informing the GSE Board that it was prepared to deliver its Opinion as requested. The Company also agreed to reimburse ACA for expenses incurred in performing its services and agreed to indemnify ACA and its affiliates, their respective members, directors, officers, partners, agents and employees and any person controlling ACA or any of its affiliates against certain liabilities, including liabilities under federal securities law, and certain expenses related to or arising out of ACA’s engagement. No portion of ACA’s fee in connection with the delivery of its Opinion is contingent upon either the conclusion reached in its Opinion or the consummation of the Merger.
Disclosure of Prior Relationships
ACA was previously engaged by the Company in December 2023 paid approximately $75,000 in connection with financial advisory services provided to the Company in January 2024. See the section entitled “Vote on Adoption of the Merger Agreement (Proposal 1) — Background of the Merger.” No other fees have been paid to ACA and its affiliates by the Company, Parent or their respective affiliates during the past two years.
Treatment of Company Equity Awards
The Company has issued both restricted stock units that vest over time based upon the continued service of employees or directors of the Company (“RSUs”) and performance-based restricted stock units that vest based upon defined performance criteria provided that the employee continues to be employed by the Company (“PSUs”).
Stock Options. The Company has no outstanding stock options. The Company has not issued any stock options since January 1, 2016, and does not intend to issue any stock options prior to the Effective Time.

Restricted Stock Unit Awards. At the Effective Time, each outstanding Company RSU award will, automatically and without any required action on the part of the holder thereof, be converted into the right to receive the RSU payment. The RSU payment will be subject to the same time-based vesting and forfeiture provisions as were applicable to the corresponding Company RSU award immediately prior to the Effective Time. The Company believes that (i) 22,857 RSUs will either vest prior to the closing of the Merger or be accelerated and vest upon the closing of the Merger and result in the issuance of a commensurate number of shares of GSE common stock; and (ii) 95,000 RSUs issued to Ravi Khanna earlier this year will be forfeited at the closing.
Performance-Based Restricted Stock Unit Awards. At the Effective Time, each outstanding PSU for which the applicable performance period HAS ended at or prior to the Effective Time (each, a “Vested PSU”) will be cancelled and converted automatically into the right of the holder to receive a cash payment (without interest), if any, equal to (i) the Merger Consideration multiplied by (ii) the number of shares of GSE common stock subject to such Vested PSU earned based on actual performance during the applicable performance period (subject to applicable tax withholdings). Each then-outstanding PSU for which the applicable performance period HAS NOT ended prior to the Effective Time, will be cancelled and converted automatically into the right of the holder to receive a cash payment (without interest), if any, equal to (i) the Merger Consideration multiplied by (ii) the number of shares of GSE common stock subject to such PSU earned based on actual performance achieved as of immediately prior to the Effective Time (subject to applicable tax withholdings). Pursuant to the terms of the Merger Agreement, the Company does not believe that any PRSUs will vest and receive Merger Consideration.
Quantification of Payments for Executive Officers. For an estimate of the amounts that would be payable to each of the Company’s named executive officers on settlement of their unvested Company equity awards, see “Quantification of Payments and Benefits to the Company’s Named Executive Officers” below. The estimated aggregate amount that would be payable to the Company’s other executive officer who is not a named executive officer in settlement of his unvested equity-based awards if the Effective Time occurred on October 31, 2024 is approximately $2,050.
Quantification of Payments for Non-Employee Directors. As of the Effective Time and the record date, non-employee directors held no unvested RSUs. In light of the Company’s non-binding letter of intent with Pelican Energy Partners Base Zero LP (“Pelican Energy Partners”), the non-employee directors chose not to award themselves RSUs following the 2024 annual meeting of stockholders and, instead, increased their quarterly cash compensation by $16,250 for the third and fourth quarter of 2024.
Interests of the Company’s Directors and Executive Officers in the Merger
In considering the recommendations of the GSE Board with respect to the Merger, Company stockholders should be aware that the directors and executive officers of GSE have certain interests, including financial interests, in the Merger that may be different from, or in addition to, the interests of Company stockholders generally. The GSE Board was aware of these interests and considered them, among other matters, in adopting the Merger Agreement, and in making its recommendation that Company stockholders approve and adopt the Merger Agreement. See the section entitled “Vote on Adoption of the Merger Agreement (Proposal 1) — Background of the Merger” and the section entitled “Vote on Adoption of the Merger Agreement (Proposal 1) — Reasons for the Merger; Recommendation of the GSE Board of Directors.” These interests are described in more detail below.
Transaction Bonus Payments
Pursuant to the terms of that certain Employment Agreement, dated July 22, 2024 (the “Khanna Employment Agreement”) between Ravi Khanna and the Company, in the event of a Change in Control (as defined in the Khanna Employment Agreement) prior to December 31, 2024, in lieu of the accelerated vesting of any RSUs, Mr. Khanna will be entitled to a cash bonus payment in the amount of $100,000. The closing of the Merger will constitute a Change in Control and, if it occurs prior to December 31, 2024, entitle Mr. Khanna to the foregoing payment.
In addition to the foregoing, the Company has notified Parent that it intends to make two transaction bonus payments in light of the extraordinary work performed by two employees in relation to the Merger and in support thereof. Mr. Damian Delongchamp will receive a cash bonus payment of $50,000 upon the closing of the Merger and a non-executive employee will receive a cash bonus payment of $25,000 upon the closing of the Merger.
Named Executive Officer Agreements
Khanna Employment Agreement - On July 22, 2024, the Company entered into a new employment agreement with Mr. Khanna (the “Khanna Employment Agreement”). At the time of the Khanna Employment Agreement, the

Company had entered into a letter of intent with Pelican Energy Partners and, therefore, took the letter of intent into consideration. Under the Khanna Employment Agreement, Mr. Khanna serves for an initial term beginning on July 22, 2024, and ending on December 31, 2024. The term will then automatically renew for one-year periods until either the Company or Mr. Khanna notifies the other of an intent to terminate the Employment Agreement at least thirty days prior to December 31st of the then-current year. Mr. Khanna’s Base Salary is $350,000 and subject to annual review by the GSE Board. Mr. Khanna is eligible for a bonus of up to 100% of his Base Salary subject to the achievement of annual performance goals determined by the GSE Board. Mr. Khanna is entitled to participate in all employee benefits available to senior executives or employees of the Company. During the term of the Khanna Employment Agreement, and for a 12-month period following termination of the Khanna Employment Agreement, Mr. Khanna shall not compete with the Company or solicit employees or customers of the Company. If the Company terminates Mr. Khanna’s employment for a reason other than Death, Disability or Cause (as defined in the Khanna Employment Agreement), or if Mr. Khanna terminates his employment for Good Reason (as defined in the Khanna Employment Agreement), then Mr. Khanna will (subject to certain conditions) receive his Base Salary and Benefits (as defined in the Khanna Employment Agreement) for a period of 12 months, each running from the date of termination of his employment, payable as and when salaries are generally paid to executive officers of the Company, and Mr. Khanna will also receive, on the date that annual bonuses are paid to similarly situated employees but no later than 120 days following the end of the calendar year in which the termination occurs, a bonus equal to the sum of his bonus if he had been employed for the full year and the pro-rated amount through his date of termination.
If the Company undergoes a Change in Control (as defined in the Khanna Employment Agreement and including the Merger) on or prior to December 31, 2024, Mr. Khanna is entitled to a payment of $100,000 upon such Change of Control event. In light of the pendency of the Pelican Energy Partners non-binding letter of intent, the GSE Board of Directors believed that maintaining transparency and not diluting the stockholders of the Company was in the best interest of the stockholders and the Company and, therefore, insisted upon a structure that would not result in the acceleration of a material number of RSUs in the event that a transaction with Pelican Energy Partners or its affiliates was entered into on or before December 31, 2024.
In connection with the Khanna Employment Agreement, the Company and Mr. Khanna also entered into a restricted share unit agreement (the “RSU Agreement”). In accordance with the terms of the RSU Agreement, Mr. Khanna received 100,000 restricted stock units vesting as follows: (i) 5,000 vesting immediately on the grant date; (ii) 25,000 vesting quarterly in four equal installments during the fiscal year ending December 31, 2025; (iii) 25,000 vesting quarterly in four equal installments during the fiscal year ending December 31, 2026; (iv) 25,000 vesting quarterly in four equal installments during the fiscal year ending December 31, 2027; and (v) 20,000 vesting quarterly in four equal installments during the fiscal year ending December 31, 2028. If the Company undergoes a Change in Control (including the Merger) prior to December 31, 2024, Mr. Khanna will forfeit 95,000 unvested RSUs.
Pepe Employment Agreement - Mr. Pepe entered into an employment agreement with the Company, dated July 1, 2016, as amended June 12, 2017, and January 11, 2019 (the “Pepe Employment Agreement”), which provides that he will serve as the Chief Financial Officer of the Company for a term that ended on December 31, 2018. The term was extended, and will automatically extend, for additional one-year periods unless either Mr. Pepe or the Company decides not to extend the term. Under the Pepe Employment Agreement, Mr. Pepe is entitled to a base salary of at least $250,000, which may be increased (but not decreased) by the GSE Board of Directors. For the year ended December 31, 2022, the Compensation Committee increased Mr. Pepe’s base salary to $315,000 and Mr. Pepe was eligible to earn a bonus of up to $315,000; based on the Company’s financial performance, however, the Compensation Committee determined that no executive bonus or other non-equity incentive compensation was payable to Mr. Pepe for 2022. For the year ended December 31, 2023, the Compensation Committee increased Mr. Pepe’s base salary to $315,000 and Mr. Pepe was eligible to earn a bonus of up to $189,000; based on the Company’s financial performance, however, the Compensation Committee determined that no executive bonus or other non-equity incentive compensation was payable to Mr. Pepe for 2023. Mr. Pepe is entitled to participate in all employee benefits available to senior executives or employees of the Company.
The Pepe Employment Agreement will terminate prior to the end of its term if certain events occur. If the Pepe Employment Agreement terminates due to Mr. Pepe’s death, disability, or for, the Company will pay him through the date of termination. Termination for “Cause” includes: willful and continued failure by Mr. Pepe to perform his duties (other than as a result of disability) after 30 days’ notice and opportunity to cure; his willful engaging in misconduct that materially adversely affects the Company’s business or prospects; his felony conviction or plea of no contest to a crime of moral turpitude; abuse of alcohol or drugs affecting his performance; or material breach of a material term of the Pepe Employment Agreement. If the Company terminates the Pepe Employment Agreement for any reason other than death, disability, or Cause, or if Mr. Pepe terminates the Pepe Employment Agreement for Good Reason, the Company will pay Mr. Pepe twelve months’ salary, payable as and when salaries are generally paid to executive officers, and he will continue to be eligible to participate in all medical, dental, life insurance, and 401(k) plan benefits for that 12-month period. He will also receive a prorated bonus to the extent he otherwise would have earned one had he remained employed through the end of the year of termination, payable within the first quarter of the following year. Mr. Pepe’s unvested restricted stock units are forfeited upon his termination of employment, except that some of the RSUs previously granted to him may vest if his employment is terminated by the Company without Cause or by him for Good Reason. Mr. Pepe may terminate the Pepe Employment Agreement for “Good Reason” if: his duties, responsibilities or authority are materially reduced without his consent; his base salary and bonus opportunity are reduced; his benefits are discontinued or materially reduced, in the aggregate; his primary office is moved more than fifty (50) miles from his current office; or the Company materially breaches the Pepe Employment Agreement.
The Pepe Employment Agreement provides Mr. Pepe with benefits in the event of a Change in Control that are different from those described above. Those benefits are triggered if he terminates his employment for Good Reason (defined above) or the Company terminates his employment for any reason other than Cause (defined above), in each case within one year following the effective date of a Change of Control. Those benefits are payable in lieu of any other termination benefits and consist of the following: Mr. Pepe will receive his base salary and benefits for a period of 12 months from the date of termination of his employment, payable as and when salaries are generally paid to executive officers of the Company, and he will also receive, on the date of termination, a lump sum equal to greater of (i) the actual amount of bonus earned as of the date of termination or (ii) the target amount of bonus for the period during which his employment terminates.
Mr. Pepe agreed during the term of the Pepe Employment Agreement, and for a one-year period following termination of the Pepe Employment Agreement, not to compete with Company or solicit employees or customers of the Company.
Meyssami Employment Agreement - Dr. Meyssami originally entered into an employment agreement with the Company, dated December 1, 2015. This employment agreement was then amended and restated as of January 1, 2019 (the “Meyssami Employment Agreement”). The Meyssami Employment Agreement provides that he will serve as the Chief Technology Officer of the Company for a term ending on December 31, 2019. The term automatically extends for one year periods on each December, unless either Dr. Meyssami or the Company decides not to extend the term. Under the Meyssami Employment Agreement, Dr. Meyssami is entitled to a base salary of $255,000, which will be reviewed annually by the GSE Board of Directors. In 2022, Dr. Meyssami’s base compensation was increased to $265,200. In addition, Dr. Meyssami was eligible for a bonus of up to 80% of his base salary, subject to the achievement of certain performance goals, however, the Compensation Committee determined that no executive bonus or other non-equity incentive compensation was payable to Dr. Meyssami for 2022. In 2023, Dr. Meyssami’s base compensation was increased to $265,200. In addition, Dr. Meyssami was eligible for a bonus of up to 80% of his base salary, subject to the achievement of certain performance goals, however, the Compensation Committee determined that no executive bonus or other non-equity incentive compensation was payable to Dr. Meyssami for 2023.
Dr. Meyssami is entitled to participate in all employee benefits available to senior executives or employees of the Company, as described above with respect to Mr. Meyssami. Each fiscal year Dr. Meyssami will have the potential to earn 25% of his Base Salary in RSUs and will also be eligible to receive additional grants of performance vesting RSUs that, if granted, will vest based upon metrics determined by the Compensation Committee and approved by the GSE Board. The Meyssami Employment Agreement will terminate prior to the end of its term if certain events occur. If the Meyssami Employment Agreement terminates due to Dr. Meyssami’s death, disability or for “Cause” (as defined above for Mr. Pepe), the Company will pay him through the date of termination.
If the Company terminates the Meyssami Employment Agreement for any reason other than death, disability or Cause, or if Dr. Meyssami terminates the Meyssami Employment Agreement for “Good Reason” (as defined above for Mr. Pepe), the Company will pay Dr. Meyssami 12 months’ salary, payable as and when salaries are generally paid to executive officers, and he will continue to be eligible to participate in all medical, dental, life insurance and 401(k) plan benefits for six months. He will also receive a prorated bonus to the extent he otherwise would have earned one had he remained employed through the end of the year of termination, payable within the first quarter of the following year. Dr. Meyssami’s unvested restricted stock units are forfeited upon his termination of employment, except that some of the RSUs previously granted to him may vest if his employment is terminated by the Company without Cause or by him for Good Reason.
The Meyssami Employment Agreement provides Dr. Meyssami with benefits in the event of a Change in Control that are different from those described above. Those benefits are triggered if he terminates his employment for Good Reason (defined above) within one year following the effective date of a Change of Control. Those benefits are payable in lieu of any other termination benefits and consist of the following: Dr. Meyssami will receive his base salary and benefits for a period of 12 months from the date of termination of his employment, payable as and when salaries are generally paid to executive officers of the Company, and he will also receive, on the date of termination, a lump sum equal to the greater of (i) the actual amount of bonus earned as of the date of termination or (ii) the target amount of bonus for the period during which his employment terminates. In addition, upon a Change of Control, some of Dr. Meyssami’s PRSUs may vest based on whether the specified performance conditions are satisfied at that time.
Dr. Meyssami agreed during the term of the Meyssami Employment Agreement, and for a one year period following termination of the Meyssami Employment Agreement, not to compete with Company or solicit employees or customers of the Company.
Other Arrangements with GSE Executive Officers
Damien DeLongchamp, recently named Chief Operating Officer of the Company, is party to that certain employment agreement with the Company, dated April 1, 2023, as well as a letter agreement, dated May 8, 2024.
In addition to the foregoing, although the Company has not entered into a written agreement with Mr. DeLongchamp, in connection with the Merger the Company intends to pay Mr. DeLongchamp a cash bonus of $50,000.
Indemnification; Directors’ and Officers’ Insurance
The Merger Agreement provides that after the Effective Time, Parent will cause the surviving corporation to indemnify and hold harmless the individuals who on or prior to the Effective Time were officers or directors of the Company or its subsidiaries or were serving at the request of the Company as an officer, director, member, trustee or fiduciary of any other corporation, partnership or joint venture, trust, employee benefit plan or other enterprise with respect to all acts or omissions by them in their capacities as such or taken at the request of the Company or any of its subsidiaries at any time prior to the Effective Time to the fullest extent permitted by applicable law (including with respect to advancement of expenses and attorneys’ fees and advancing such expenses and fees without requiring any preliminary determination of entitlement subject to such individual’s affirmation or undertaking if required under the DGCL).
Parent has agreed that all rights to exculpation or indemnification for acts or omissions occurring prior to the Effective Time existing as of August 8, 2024 in favor of the current and former directors and officers of the Company or any of its subsidiaries or any of their predecessors and the heirs, executors, trustees, fiduciaries and administrators of such officer or director, as provided in the Company’s or each of its subsidiaries’ respective certificates of incorporation or bylaws (or similar organizational documents) or in any agreement, will survive the merger and the transactions contemplated by the Merger Agreement and will continue in full force and effect in accordance with their terms. The Merger Agreement provides that after the Effective Time, Parent and the surviving corporation will (and Parent will cause the surviving corporation to) fulfill and honor such obligations to the maximum extent that the Company or the applicable subsidiary would have been permitted to fulfill and honor them by applicable law.
In addition, for a period of six years following the Effective Time, the Merger Agreement provides that Parent will, and will cause the surviving corporation and its subsidiaries to, cause the certificates of incorporation and bylaws (and other similar organizational documents) of the surviving corporation and its subsidiaries to contain provisions with respect to indemnification and exculpation that are at least as favorable as the indemnification and exculpation provisions contained in the certificates of incorporation and bylaws (or similar organizational documents) of the Company and its subsidiaries immediately prior to the Effective Time, and during such six-year period, such provisions may not be amended, repealed or otherwise modified in any respect, except as required by applicable law.
In addition, the Company will obtain for a period of six years from and after the Effective Time, “tail” insurance policies for the extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies, with terms, conditions, retentions and limits of liability that are at least as favorable to the insured parties as the Company’s existing policies with respect to matters existing or occurring at or prior to the Effective Time, subject to certain qualifications and provided that in no event will the annual cost of such insurance coverage exceed during such period 300% of the current aggregate annual premium paid by the Company for such purpose and, if the cost of the insurance coverage exceeds such amount, the surviving corporation will obtain a policy with the greatest coverage available for a cost not exceeding such amount.
Quantification of Payments and Benefits to the Company’s Named Executive Officers; Golden Parachute Compensation
The table below entitled “Golden Parachute Compensation,” along with its footnotes, shows the compensation that may be paid or may become payable in connection with, or following, the consummation of the merger to the Company’s named executive officers identified in the Company’s most recent proxy statement, filed in connection with the Company’s 2024 annual meeting of Company shareholders (i.e., the Company’s principal executive officer, principal financial officer, and one other most highly compensated executive officer as determined for purposes of such annual proxy statement), as required by Item 402(t) of Regulation S-K, which compensation is subject to an advisory vote of the Company’s shareholders, as described below. Please note that the amounts indicated below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described below, and do not reflect certain compensation actions that may occur before the completion of the merger and, as a result, the actual amounts, if any, to be received by a named executive officer may differ in material respects from the amounts set forth below. The amounts indicated below do not attempt to quantify any reduction that may be required as a result of the Code Section 280G modified cutback included in the named executive officers’ severance arrangements (as described above); therefore, actual payments to the named executive officers may be less than the amounts indicated below. In addition, the table below does not include amounts that the Company’s named executive officers were already entitled to receive or vested in as of the date hereof.
For purposes of calculating the amounts indicated in the table below, unless otherwise noted, we have assumed:
•	the Effective Time is October 31, 2024, which is the assumed date of the closing of the merger solely for purposes of this transaction-related compensation disclosure;
•	the relevant price per share of GSE common stock is equal to the Merger Consideration;
•
each named executive officer’s employment is terminated by the Company or its successor without “cause” or resigns for “good reason” (as such terms are defined in the relevant plans and agreements), in each case, immediately following the effective time (each, referred to as a “qualifying termination”);

•
quantification of outstanding equity awards is calculated based on the outstanding equity awards held by each named executive officer as of September 13, 2024, the latest practicable date before the filing of this proxy statement;

•	all unvested equity awards held by each named executive officer as of September 16, 2024 remain unvested as of the effective time;
•
in accordance with the terms of the executive officer’s employment agreement, each named executive officer will receive a bonus payment, assuming the maximum payout amount, for the year of termination of employment following the merger if he is terminated; and

•
for purposes of the agreements and plans described below, the consummation of the merger as contemplated by the merger agreement constitutes a “change in control” or “change of control” (as defined under the Company’s applicable compensation plans) at the effective time.

Golden Parachute Compensation

Name	Cash(1) ($)	Equity(2) ($)	Perquisites/Benefits(3) ($)	Total ($)
Khanna, Ravi	$800,000	$713	$58,777	$859,490
Pepe, Emmett	$504,000	$4,555	$42,421	$550,976
Meyssami, Bahram	$477,360	$1,099	$31,519	$509,978

(1)
Consists of amounts payable under the executive officer’s employment agreements with the Company (described above) that provide for enhanced severance benefits (excluding the value of continuation of benefits, which is included under the column titled Perquisites/Benefits)

following a Change in Control in the event that the employment of the executive officer is terminated without cause and, for Mr. Khanna, a $100,000 cash bonus payment, in lieu of the acceleration for any RSUs issued to Mr. Khanna on or about August 2, 2024, in the event of a Change in Control (as defined in his employment agreement, which would include the closing of the Merger) prior to December 31, 2024 (described above). The cash portion of the executive officers’ enhanced severance consists of the following: (a) Mr. Khanna: 12-month severance in the amount of $350,000 and 2024 bonus in the amount of $350,000; (b) Mr. Pepe: 12-month severance in the amount of $315,000 and 2024 bonus in the amount of $189,000; (c) Dr. Meyssami: 12-month severance in the amount of $265,000 and 2024 bonus in the amount of $82,875. The parties to the Merger do not anticipate that the employment of the executive officers will be terminated without cause within one year following the Merger, so payment of the cash portion of the enhanced severance benefits is being estimated solely for purposes of this Golden Parachute Compensation Table.
(2)
Consists of the value of each executive officer’s RSUs that are outstanding and unvested as of the Effective Time and that will automatically become fully vested and be canceled and converted automatically into the right to receive a cash payment (without interest), as described above.

(3)
Consists of the portion of the enhanced severance benefits under the executive officer’s employment agreements with the Company (described above) attributable to continuation of benefits for 12 months. As with the cash payments, 12 months’ continuation of benefits assumes, solely for purposes of this Golden Parachute Compensation Table, that the executive officers will be terminated without cause within one year following the Merger. Assumptions used for financial reporting purposes under generally accepted accounting principles were made for purposes quantifying health and welfare benefits.

Material U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of material U.S. federal income tax consequences of the Merger that may be relevant to U.S. Holders and Non-U.S. Holders (each as defined below). This summary is general in nature and does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations promulgated under the Code (the “Treasury Regulations”), court decisions, published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations at any time, possibly with retroactive effect. This discussion does not address any tax consequences arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010, the alternative minimum tax, the rules pertaining to “qualified small business stock” or “Section 1244 stock”, nor does it address any tax consequences arising under state, local or non-U.S. tax laws or U.S. federal tax laws other than those pertaining to the U.S. federal income tax.
This discussion is limited to stockholders who hold their shares of GSE common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes). Further, this discussion is for general information only and does not address all of the tax consequences that may be relevant to stockholders in light of their particular circumstances. For example, this discussion does not address the tax consequences that may be relevant to stockholders who may be subject to special treatment under U.S. federal income tax laws, such as insurance companies, dealers or brokers in securities or foreign currencies, traders in securities who elect the mark-to-market method of accounting, U.S. Holders that have a functional currency other than the U.S. dollar, stockholders who hold shares of GSE common stock through an individual retirement or other tax-deferred account, tax-exempt organizations, governmental agencies or instrumentalities, tax-qualified retirement plans, banks and other financial institutions, mutual funds, certain former citizens or former long-term residents of the United States, partnerships (or other entities or arrangements treated as partnerships for U.S. federal income tax purposes), S corporations or other pass-through entities and investors in such pass-through entities, real estate investment trusts, regulated investment companies, stockholders who hold shares of GSE common stock as part of a hedge, straddle, constructive sale, conversion or other integrated transaction, stockholders who will hold (actually or constructively) an equity interest in the Company immediately after the Merger, stockholders who own or have owned (directly, indirectly or constructively) five percent (5%) or more of Company’s GSE common stock (by vote or value); stockholders who hold their GSE common stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the U.S.; stockholders subject to special tax accounting rules as a result of any item of gross income with respect to the shares of GSE common stock being taken into account in a “applicable financial statement” (as defined in the Code); stockholders who are controlled foreign corporations, passive foreign investment companies or corporations that accumulate earnings to avoid U.S. federal income tax; and stockholders who acquired their shares of GSE common stock through the exercise of employee stock options or other compensation arrangements. This discussion also does not address the U.S. federal income tax consequences to (i) holders of options, restricted stock units (including specifically Company RSUs or Company PSUs) or other equity securities or (ii) holders of shares of GSE common stock who exercise appraisal rights in connection with the Merger under the DGCL.

If a partnership (including an entity or arrangement, domestic or non-U.S., treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of GSE common stock, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding shares of GSE common stock and partners therein should consult their tax advisors regarding the consequences of the Merger.
We have not sought, and do not intend to seek, any ruling from the IRS with respect to the statements made and the conclusions reached in the following summary, and no assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation.
THE FOLLOWING SUMMARY IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND IS NOT TAX PLANNING. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU IN CONNECTION WITH THE MERGER IN LIGHT OF YOUR OWN PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY AND EFFECT OF THE ALTERNATIVE MINIMUM TAX, THE UNEARNED INCOME MEDICARE CONTRIBUTION TAX, QUALIFIED SMALL BUSINESS STOCK, AND FEDERAL ESTATE, GIFT AND OTHER NON-INCOME TAX CONSEQUENCES, AND TAX CONSEQUENCES UNDER STATE, LOCAL OR NON-U.S. TAX LAWS.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of GSE common stock that is for U.S. federal income tax purposes:
(i)	an individual who is (or is treated as) a citizen or resident of the U.S.;
(ii)	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia;
(iii)	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
(iv)
a trust (1) that is subject to the primary supervision of a court within the U.S. and the control of one or more U.S. persons as defined in Section 7701(a)(30) of the Code; or (2) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner of GSE common stock that is, for U.S. federal income tax purposes, (i) a foreign corporation, (ii) a nonresident alien individual, or (iii) a foreign estate or trust that in each case is not subject to U.S. federal income tax on a net-income basis on income or gain from GSE common stock.
U.S. Holders
The receipt of cash by a U.S. Holder in exchange for shares of GSE common stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder’s gain or loss will be equal to the difference, if any, between the amount of cash received by such U.S. Holder and the U.S. Holder’s adjusted tax basis in the shares surrendered pursuant to the Merger. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the Merger. Long-term capital gains of non-corporate taxpayers, including individuals, are generally taxed at preferential U.S. federal income tax rates. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of GSE common stock at different times or different prices, such U.S. holder must determine its adjusted tax basis and holding period separately with respect to each block of GSE common stock.
Non-U.S. Holders
Any gain realized by a Non-U.S. Holder pursuant to the Merger generally will not be subject to U.S. federal income tax unless:
(i)
the gain is effectively connected with a trade or business of such Non-U.S. Holder in the U.S. (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base maintained by such Non-U.S. Holder in the U.S.), in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S. Holders, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of thirty percent (30%) (or a lower rate under an applicable income tax treaty); or

(ii)
such Non-U.S. Holder is an individual who is present in the U.S. for 183 days or more in the taxable year of the Merger, and certain other requirements are met, in which case such gain will be subject to U.S. federal income tax at a rate of thirty percent (30%) (or a lower rate under an applicable income tax treaty), which gain may be offset by certain U.S. source capital losses of such Non-U.S. Holder if the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

Information Reporting and Backup Withholding
Information reporting and backup withholding (currently, at a rate of twenty-four percent (24%)) may apply to the proceeds received by a stockholder pursuant to the Merger. Backup withholding generally will not apply to (1) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that the taxpayer identification number provided is correct and that such stockholder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form) or (2) a Non-U.S. Holder that (i) provides a certification of such stockholder’s foreign status on the appropriate series of IRS Form W-8 (or a substitute or successor form) or (ii) otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the stockholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.
Withholding on Foreign Entities
Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly known as “FATCA”), impose a U.S. federal withholding tax of thirty percent (30%) on certain payments made to a “foreign financial institution” (as specially defined under these rules) unless such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding certain U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners) or an exemption applies. FATCA also generally will impose a U.S. federal withholding tax of thirty percent (30%) on certain payments made to a non-financial foreign entity unless such entity provides the withholding agent with either a certification that it does not have any substantial direct or indirect U.S. owners or provides information regarding substantial direct and indirect U.S. owners of the entity. An intergovernmental agreement between the U.S. and an applicable foreign country may modify these requirements. FATCA withholding currently applies to payments of dividends. The Treasury Department has released proposed regulations which, if finalized in their present form, would eliminate the federal withholding tax of thirty percent (30%) applicable to the gross proceeds of a sale or other disposition of our GSE common stock. In its preamble to such proposed regulations, the Treasury Department stated that taxpayers may generally rely on the proposed regulations until final regulations are issued.
Stockholders are encouraged to consult with their own tax advisors regarding the possible implications of FATCA on the disposition of GSE common stock pursuant to the Merger.
Accounting Treatment
The Merger will be accounted for as a “purchase transaction” for financial accounting purposes.
Regulatory Clearances
The Transactions contemplated by the Merger Agreement and the Merger are not subject to any material regulatory clearances. Notwithstanding the foregoing, the Company operates in a highly regulated environment and cannot predict whether its regulators may take action to delay or prevent the closing of the Merger.
Delisting and Deregistration of GSE common stock
If the Merger is completed, the GSE common stock will be delisted from NASDAQ and deregistered under the Exchange Act.
The GSE Board unanimously recommends that the stockholders of GSE vote “FOR” the Merger Proposal.

THE MERGER AGREEMENT
The following is a summary of the material provisions of the Merger Agreement. This summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A, and is incorporated by reference into this proxy statement. This summary may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read carefully the Merger Agreement in its entirety, as the rights and obligations of the parties thereto are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement.
Explanatory Note Regarding the Merger Agreement
The representations, warranties, covenants and agreements described below and included in the Merger Agreement (a) were made only for purposes of the Merger Agreement and as of specific dates; (b) were made solely for the benefit of the parties to the Merger Agreement; and (c) may be subject to important qualifications, limitations and supplemental information agreed to by GSE, Parent and Merger Sub in connection with negotiating the terms of the Merger Agreement and contained in the confidential disclosure schedules thereto. In addition, the representations and warranties have been included in the Merger Agreement for the purpose of allocating contractual risk between GSE, Parent and Merger Sub rather than to establish matters as facts, and may be subject to standards of materiality applicable to such parties that differ from those applicable to investors. Stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of GSE, Parent or Merger Sub or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement. In addition, you should not rely on the covenants in the Merger Agreement as actual limitations on the respective businesses of GSE, Parent and Merger Sub, because the parties may take certain actions that are either expressly permitted in the confidential disclosure schedules to the Merger Agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. The Merger Agreement is described below, and Merger Agreement is attached to this proxy statement as Annex A, only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding GSE, Parent, Merger Sub or their respective businesses. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding GSE and its business.
Additional information about GSE may be found elsewhere in this proxy statement and GSE’s other public filings. See the section entitled “Where You Can Find Additional Information.”
Structure of the Merger; Certificate of Incorporation; Bylaws; Directors and Officers
At the Effective Time, Merger Sub will merge with and into the Company, and the separate corporate existence of Merger Sub will cease. The Company will be the surviving corporation in the Merger and will continue its corporate existence as a Delaware corporation and a wholly owned subsidiary of Parent. The certificate of incorporation of the Company that is in effect immediately before the Effective Time will be amended and restated as of the Effective Time to be in a form mutually acceptable to the parties, and as so amended will become the certificate of incorporation of the surviving corporation. At the Effective Time, the bylaws of the Company as in effect immediately prior to the Effective Time will be amended and restated in a form acceptable to Parent, and as so amended will become the bylaws of the surviving corporation.
Parent and the Company will take all actions necessary for the individuals holding positions as directors of the Company immediately prior to the Effective Time to be appointed as the initial directors of the surviving corporation and for the individuals specified by Parent prior to the Effective Time to be appointed as the initial officers of the surviving corporation.
When the Merger Becomes Effective
The closing of the Merger will take place on the third business day following the day on which the last to be satisfied or waived of the conditions set forth in the Merger Agreement (other than those conditions that by their nature are to be satisfied at the closing of the Merger, but subject to the satisfaction or waiver of those conditions), unless otherwise mutually agreed in writing between the Company and Parent. For purposes of the Merger Agreement, “business day” refers to any day, other than a Saturday or Sunday or any other day on which commercial banks in the City of Houston, Texas are authorized or required by applicable law to be closed for business.
On the closing date, the Company and Parent will file a certificate of merger with the Secretary of State of the State of Delaware. The Merger will become effective at the time when the certificate of merger has been duly filed with and accepted by the Secretary of State of the State of Delaware, or at such later time as may be agreed by the parties in writing and specified in the certificate of merger.
We are working toward completing the Merger as promptly as possible, but as of the date of this proxy statement we cannot accurately estimate the closing date of the Merger because the Merger is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the conditions to Parent, Merger Sub and the Company’s respective obligations to consummate the Merger, some of which are not within the parties’ control. There may be a substantial amount of time between the Special Meeting and the completion of the Merger, and it is possible that the Merger will not be completed at all. After the requisite stockholder approval of the Merger Agreement is obtained, the GSE Board will not have the right to terminate the Merger Agreement in order to accept any alternative acquisition proposal. We expect to complete the Merger promptly after the requisite stockholder approval of the Merger Agreement is obtained.
Effect of the Merger on the GSE common stock; Merger Consideration
At the Effective Time, each issued and outstanding share of GSE common stock (other than shares owned by the Company, Parent or Merger Sub or any direct or indirect wholly owned subsidiary of Parent or Merger Sub or by stockholders of the Company who have neither voted in favor of the Merger nor consented to the Merger in writing and who have properly and validly exercised their statutory rights of appraisal in respect of such shares of GSE common stock in accordance with Section 262 of the General Corporation Law of the State of Delaware) will be cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to $4.10 per share (the “Merger Consideration”), and subject to applicable tax withholdings.
At the Effective Time, each holder of dissenting shares will be entitled to only such rights as are granted to a holder of dissenting shares pursuant to Section 262 of the DGCL. If any such holder fails to comply with the provisions of Section 262 of the DGCL or effectively withdraws or loses such right, such dissenting shares will be treated as if they had never been dissenting shares and instead had been converted at the Effective Time into the right to receive the Merger Consideration.
At the Effective Time, each unit of Merger Sub issued and outstanding immediately prior to the Effective Time, shall automatically be converted into one (1) validly issued, fully paid and nonassessable share of GSE common stock, par value $0.01 per share, of the surviving corporation and shall constitute the only outstanding shares of capital stock of the surviving corporation.
Payment for GSE common stock in the Merger
At or prior to the Effective Time, Parent will deposit, or cause to be deposited, with a paying agent cash sufficient to pay the aggregate Merger Consideration (other than in respect of excluded shares and dissenting shares).
Promptly (and no later than the third business day) after the Effective Time, Parent will instruct the paying agent to mail to each holder of a Company stock certificate whose shares were converted into the right to receive Merger Consideration the following: (a) a letter of transmittal in form mutually acceptable to the parties and (b) instructions for instructions for effecting the surrender of certificates or book-entry shares to the paying agent in exchange for payment of the Merger Consideration. Upon surrender to the paying agent of certificates or book-entry shares, as applicable, together with, in the case of share certificates, the letter of transmittal, duly completed and validly executed, or, in the case of book-entry shares, receipt of an “agent’s message” by the paying agent, and such other documents as may be reasonably required, the holder of such certificates or book-entry shares will be entitled to receive payment of the Merger Consideration which the holder is entitled to pursuant to the Merger Agreement (after giving effect to any required tax withholding).
Treatment of Company Equity Awards
Company Restricted Stock Units (“RSUs”) and Performance-Based Restricted Stock Units (“PRSUs”)
The Company has issued both restricted stock units that vest over time based upon the continued service of employees or directors of the Company (“RSUs”) and performance-based restricted stock units that vest based upon defined performance criteria provided that the employee continues to be employed by the Company (“PSUs”). None of the Company’s outstanding RSU or PRSUs granted pursuant to the Company’s Long-Term Incentive Plan (as amended and restated) (the “LTIP”) will be continued or replaced in connection with the Merger. At the Effective Time:
•
each then-outstanding RSU, whether vested or unvested, will automatically become fully vested and be canceled and converted automatically into the right of the holder to receive a cash payment (without interest and subject to applicable tax withholdings) equal to the product of (i) the Merger Consideration multiplied by (ii) the number of shares GSE common stock subject to such RSU as of immediately prior to the Effective Time;

•
each then-outstanding PRSU granted under the LTIP for which the applicable performance period HAS ended at or prior to the Effective Time (each, a “Vested PSU”) will be cancelled and converted automatically into the right of the holder to receive a cash payment (without interest and subject to applicable tax withholdings), if any, equal to the product of (i) the Merger Consideration multiplied by (ii) the number of shares of GSE common stock subject to such Vested PSU earned based on actual performance during the applicable performance period; and

•
each then-outstanding PRSU granted under the LTIP for which the applicable performance period has not ended prior to the Effective Time, will be cancelled and converted automatically into the right of the holder to receive a cash payment (without interest and subject to applicable tax withholdings), if any, equal to the product of (i) the Merger Consideration multiplied by (ii) the number of shares of GSE common stock subject to such PSU earned based on actual performance achieved as of immediately prior to the Effective Time.

Pursuant to the terms of the Merger Agreement, the Company does not believe that any PRSUs will vest and receive Merger Consideration. The Company believes that 22,857 RSUs will either vest prior to the closing of the Merger or be accelerated and vest upon the closing of the Merger and result in the payment of Merger Consideration to the holders thereof. If the Merger closes on or before December 31, 2024, Mr. Khanna will forfeit 95,000 RSUs.
Company Warrants
With respect to that certain GSE common stock Purchase Warrant No. 1 issued by the Company to Lind Global Fund II LP (“Lind Global”) dated February 23, 2022 (the “First Warrant”), if the First Warrant is outstanding immediately prior to the Effective Time (whether or not such First Warrant is then exercisable), Lind Global will receive, in accordance with the terms of the First Warrant, a payment in cash of an amount equal to the product of (i) the total number of shares of GSE common stock subject to the First Warrant, and (ii) the excess, if any, of the Merger Consideration over the exercise price per share of GSE common stock subject to the First Warrant. Based upon the terms of the Merger Agreement, the Company believes that the foregoing payment will be zero dollars. The First Warrant will then be cancelled.
With respect to that certain GSE common stock Purchase Warrant issued by the Company to Lind Global and dated June 23, 2023 (the “Second Warrant”), if the Second Warrant is outstanding immediately prior to the Effective Time (whether or not such Second Warrant is then exercisable), Lind Global will receive a cash payment, either (i) in accordance with the terms of the Second Warrant, in an amount equal to the product of (x) the total number of shares of GSE common stock subject to the Second Warrant, and (y) the excess, if any, of the Merger Consideration over the exercise price per share of GSE common stock subject to the Second Warrant, or (ii) in an amount calculated in accordance with the terms of the Second Warrant if Lind Global exercises its option (the “Repurchase Option”) under the terms of the Second Warrant to require the Company to purchase the Second Warrant for cash (which such option is exercisable at any time concurrently with or within thirty (30) days of the closing of the Merger). The Second Warrant will be cancelled immediately upon the issuance of such payment. The Company believes that Lind Global will exercise its repurchase option in connection with the Second Warrant and the Company estimates that it will be obligated to pay approximately $1,180,000 to Lind Global in connection with the exercise of that Repurchase Option.
Representations and Warranties
The Merger Agreement contains representations and warranties made by the Company to Parent and Merger Sub and by Parent and Merger Sub to the Company. Certain of the representations and warranties in the Merger Agreement are subject to materiality or material adverse effect qualifications (that is, they will not be deemed to be inaccurate or incorrect unless their failure to be true or correct (a) is material or (b) would result in a material adverse effect on the party making such representation or warranty). In addition, certain of the representations and warranties in the Merger Agreement are subject to knowledge qualifications, which means that those representations and warranties would not be deemed untrue, inaccurate or incorrect as a result of matters of which certain individuals from the party making the representation (who are specified in qualifying the “knowledge” of such party for purposes of the Merger Agreement) did not have actual knowledge after reasonable due inquiry of their respective direct reports. Furthermore, each of the Company’s representations and warranties is subject to the qualifications set forth on the disclosure letter delivered by the Company to Parent in connection with the Merger Agreement (the “Disclosure Letter”) and in certain of the Company’s public filings with the SEC.
In the Merger Agreement, the Company made representations and warranties to Parent and Merger Sub as to, among other things:
•	organization, good standing, authority and qualification to conduct its business and that of its subsidiaries;
•	organizational documents;
•	capitalization;
•	corporate authority and power with respect to the execution, delivery and performance of the Merger Agreement;
•
the consent of and filings with governmental entities needed in connection with the Company’s execution, delivery and performance of the Merger Agreement or the consummation of the Merger and the other transactions contemplated by the Merger Agreement;

•
the absence of violations of, or conflicts with, the Company’s or its subsidiaries’ organizational documents, applicable law and certain contracts as a result of the execution, delivery and performance of the Merger Agreement and the consummation of the Merger and the other transactions contemplated by the Merger Agreement;

•	information supplied by the Company in connection with the proxy statement issued in connection with the Special Meeting;
•
the proper filing of reports with the SEC since August 8, 2019 (including the accuracy of the information contained in those reports) and the compliance with applicable listing and corporate governance rules and regulations of NASDAQ;

•	the compliance with GAAP with respect to financial statements included in or incorporated by reference in its SEC filings;
•	certain disclosure controls and procedures and internal controls over financial reporting;
•	the absence of certain undisclosed liabilities or “off balance sheet arrangements”;
•
conduct of business in the ordinary course since January 1, 2024, and the absence of any event that has had or would be reasonably expected to have, individually or in the aggregate, a material adverse effect on the Company since January 1, 2024;

•	absence of certain litigation and governmental orders;
•	compliance with certain laws and regulations (including possession of, and compliance with, licenses required to conduct the Company’s business);
•	intellectual property, data and information security and data privacy;
•	labor and employment matters affecting the Company or its subsidiaries, including the Company’s benefit plans;
•	environmental matters;
•	real and personal property;
•	tax matters;
•	certain material contracts;

•	transactions with Company affiliates;
•	insurance matters;
•	material customer and suppliers;
•	government contracts and associated regulatory matters;
•	brokers and finders;
•	the opinion of the Company’s financial advisor (Ankura); and
•	the absence of other representations and warranties by the Company.
In the Merger Agreement, Parent and Merger Sub made representations and warranties to the Company as to, among other things:
•	organization, good standing, authority and qualification to conduct its business;
•	capitalization;
•	corporate authority and power with respect to the execution, delivery and performance of the Merger Agreement;
•
the consent of and filings with governmental entities needed in connection with Parent’s and Merger Sub’s respective execution, delivery and performance of the Merger Agreement or the consummation of the Merger and the other transactions contemplated by the Merger Agreement;

•
the absence of violations of, or conflicts with, Parent’s or its Merger Sub’s respective organizational documents, applicable law and certain contracts as a result of the execution, delivery and performance of the Merger Agreement and the consummation of the Merger and the other transactions contemplated by the Merger Agreement;

•	information supplied by Parent and Merger Sub in connection with the proxy statement issued in connection with the Special Meeting;
•	absence of certain litigation and governmental orders;
•
the availability of sufficient funds to make all payments contemplated by the Merger Agreement and pay all fees and expenses incurred in connection with the transactions contemplated by the Merger Agreement that are payable by Parent or Merger Sub;

•	Parent’s ownership of GSE common stock;
•	Absence of foreign control or ownership in Parent;
•	Brokers and finders;
•	Independent investigation and non-reliance;
•	the absence of other representations and warranties by Parent and Merger Sub.
For purposes of the Merger Agreement, a “material adverse effect” as to the Company means any event, change, effect, development, state of facts, condition (financial or otherwise), circumstance or occurrence that, individually or in the aggregate with all other events, changes, effects, developments, states of facts, conditions, circumstances and occurrences (a) would, or would reasonably be expected to, prevent, materially delay or materially impede the ability of the Company to consummate the Merger and the other Transactions or (b) is, or would reasonably be expected to be, materially adverse to the business, results of operations, properties, assets, liabilities, operations or financial condition of the Company and its subsidiaries, taken as a whole. However, no change, effect, event, occurrence or development to the extent resulting from the following will constitute or be taken into account in determining whether there is a material adverse effect that results or arises from or relates to:
•	any changes or developments in general United States or global economic conditions;
•	any changes or developments in the general conditions of the industries in which the Company and/or its subsidiaries operate;

•
any decline in the market price or trading volume of the GSE common stock, in and of itself (it being understood that the underlying events, changes, effects, developments, states of facts, conditions, circumstances and occurrences giving rise to or contributing to such decline may be deemed to constitute, or be taken into account in determining whether there has been, a material adverse effect);

•
any failure by the Company to meet any internal or published projections, forecasts, estimates, or predictions in respect of revenues, earnings or other financial or operating metrics for any period (it being understood that the underlying events, changes, effects, developments, states of facts, conditions, circumstances, and occurrences giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been, a material adverse effect);

•	the execution and delivery of this Agreement or the public announcement or pendency of the transactions contemplated by the Merger Agreement or transaction litigation;
•	any action taken expressly required by the Merger Agreement;
•	any change in applicable Law or GAAP (or authoritative interpretations thereof) after August 8, 2024;
•	the outbreak or escalation of hostilities, any acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism; or
•	earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or natural disasters, pandemics, epidemics, or other widespread health crises or weather conditions.
However, with respect to the matters described in the foregoing first, second, sixth, seventh and eighth bullet points above, such change, effect, occurrence or development may be taken into account to the extent that it has a disproportionate adverse effect on the Company and its subsidiaries, taken as a whole, as compared to other companies operating in the industries in which the Company and its subsidiaries conduct business, in which case only the incremental disproportionate adverse effect may be taken into account in determining whether or not there has been a material adverse effect.
For purposes of the Merger Agreement, a “material adverse effect” as to Parent or Merger Sub means any event, change, effect, development, state of facts, condition, circumstance or occurrence that, individually or in the aggregate with all other events, changes, effects, developments, states of facts, conditions, circumstances and occurrences, would, or would reasonably be expected to, prevent, materially delay, or materially impede the ability of Parent or Merger Sub to consummate the Merger and the other transactions contemplated by the Merger Agreement.
None of the representations and warranties set forth in either the Merger Agreement or in any schedule, instrument, or other document delivered pursuant to the Merger Agreement or otherwise in connection with the transactions contemplated by the Merger Agreement shall survive the Effective Time.
Conduct of Business Pending the Merger
The Merger Agreement provides that, after August 8, 2024 and prior to the closing of the Merger, except as expressly permitted or required by the Merger Agreement, with the prior written approval of Parent, or as expressly set forth in the Disclosure Letter, the Company will, and will cause its subsidiaries to, conduct their businesses in all material respects in the ordinary course of business consistent with past practice and to use its and their reasonable efforts to preserve their present business organizations, operations, goodwill and assets intact, maintain all necessary and material business licenses and permits, maintain its and their relationships with employees, customers, customers, suppliers and other persons with whom the Company and its subsidiaries have significant relationships, and keep and maintain the records of the Company and its subsidiaries in the ordinary course consistent with past practice. Additionally, the Company will not, and will not permits its subsidiaries to:
•	adopt any amendments to the Company’s or its subsidiaries’ respective organizational documents;
•	make any stockholder dividend or other distribution;
•
merge or consolidate the Company or any of its subsidiaries with any other person, liquidate, dissolve, wind-up or adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its subsidiaries;

•
make any acquisition of (whether by merger, consolidation, acquisition of stock, acquisition of all or substantially all of the assets, formation of a joint venture or otherwise), or make any investment in any interest in, any person except in the ordinary course of business;

•
sell, lease, license, encumber, subject to a lien or otherwise surrender, relinquish, dispose of, transfer, swap, exchange, abandon, allow to lapse or expire any assets or property of the Company or any of its subsidiaries, other than (i) disposals of assets or properties in the ordinary course of business consistent with past practice having a fair market value in an amount not in excess of $100,000 in the aggregate or (ii) disposals of any assets or property between or among the Company and its subsidiaries;

•
issue, sell, grant, pledge or otherwise encumber any shares of its capital stock or other securities (including any options, warrants, RSUs, PSUs or any similar security exercisable for, or convertible into, such capital stock or other security) or enter into any amendment of any term of any of its outstanding securities, (ii) adjust, split, reverse split, combine or reclassify any shares of capital stock or any other equity interests of the Company or any Company subsidiaries or (iii) purchase or redeem any shares of capital stock or any other equity interests of the Company or any Company subsidiaries or any rights, warrants or options to acquire any such shares or interests;

•
incur, guarantee, endorse or assume or otherwise become liable for (whether directly, contingently or otherwise) any indebtedness, enter into financial swaps, futures or options involving an interest rate, foreign exchange or commodity or issue or sell any debt securities or any rights to acquire any debt securities, or make any loans, advances or capital contributions to, or investments in, any person;

•	enter into, amend or modify any collective bargaining agreement or other agreement with a labor union, works council or similar organization;
•
except as required pursuant to the terms of any of the Company’s benefit plans in effect as of August 8, 2024, or as otherwise required by applicable law, (A) grant or provide, or commit to grant or provide, any bonuses, incentive compensation, severance or termination payments or transaction or change of control bonuses or benefits to any current or former director, officer, employee, consultant or independent contractor of the Company or its subsidiaries, (B) increase the compensation or benefits of any (x) current or former director or officer of the Company or its subsidiaries, or (y) employee, consultant or independent contractor of the Company or its subsidiaries, (C) establish, adopt, terminate, supplement or amend any of the Company’s benefit plans, (D) amend the terms of any outstanding RSUs or PSUs or other Company equity or equity-based awards, (E) take any action to accelerate the vesting or payment under any of the Company’s benefit plans, (F) change any actuarial or other assumptions used to calculate funding obligations with respect to any of the Company’s benefit plans or change the manner in which contributions to such plans are made or the basis on which such contributions are determined, except as may be required by U.S. GAAP, (G) forgive or grant any loans to directors, officers, employees, consultants, or independent contractors of the Company or any of its subsidiaries, or (H) hire or terminate (other than for cause) any (x) director or officer of the Company or any of its subsidiary or (y) any employee, consultant or independent contractor of the Company or any of its subsidiaries, other than employees, consultants or independent contractors hired in the ordinary course of business with an annual base salary or fee that is no greater than $150,000;

•	materially change any historical working capital practice, including accelerating any collections of cash or accounts receivables or deferring or delaying accounts payable;
•
change any method of accounting or accounting principles or practices followed by the Company or any of its subsidiaries, except for any such change required by a change in U.S. GAAP or applicable law;

•
make, change or revoke any tax election, change any material method of tax accounting, change any tax accounting period, file any material amended tax return, settle or compromise any proceeding or audit relating to taxes; enter into any closing agreement within the meaning of Section 7121 of the Code (or any similar provision of state, local or foreign Law) with respect to any amount of tax, surrender or allow to expire any claim for a refund of a material amount of taxes, or consent to any extension or waiver of any limitation period with respect to any material claim or assessment for taxes;

•
settle, release, waive or compromise any existing or pending legal proceeding, unless such settlement, release, waiver or compromise (i) involves solely monetary payments that do not exceed $100,000, (ii) does not impose any material restriction on the business of the Company or any of its subsidiaries, (iii) does not involve an admission of guilt or liability by the Company or any of its subsidiaries, (iv) does not relate to any litigation by the Company’s stockholders in connection with the Merger Agreement or the transactions contemplated by the Merger Agreement, and (v) is not with respect to a proceeding in which a governmental entity is adverse to the Company or any of its subsidiaries;
•
disclose or permit to disclose any trade secrets or confidential information of the Company or any of its subsidiaries to any person, other than in the ordinary course of business consistent with past practice to persons who are under a contractual obligation to maintain the confidentiality of such information;

•
terminate, modify in any material respect, cancel or fail to renew, other than in the ordinary course of business, any material Company insurance policy without replacing such coverage with a comparable amount of insurance coverage to the extent available on commercially reasonable terms;

•	terminate, suspend, fail to renew or allow to lapse any of the Company’s or any of its subsidiaries’ material permits or amend any material permit;
•	enter into any new material contracts;
•	enter into any new line of business;
•
enter into, amend or modify the terms of any Company affiliate contract or any contract with any person covered under Item 404 of Regulation S-K under the Securities Act or make any payment to any person covered under Item 404 of Regulation S-K under the Securities Act;

•	cancel any material indebtedness or material claim or waive any material claim or rights of the Company or any of its subsidiaries;
•	make or authorize any new capital expenditures; or
•	agree or commit to do any of the foregoing.
Takeover Proposals; No Solicitation
Except as permitted by the Merger Agreement, the Company shall not, and must cause its subsidiaries not to, and must instruct and use its reasonable best efforts to cause its and its subsidiaries’ directors, officers, agents, control persons, employees, consultants, professional advisers, including attorneys, accountants, and financial advisors, not to, directly or indirectly:
•
solicit, initiate, or knowingly encourage, or take any other action designed to facilitate, any expression of interest, inquiry or the making of any offer or proposal which constitutes, or may reasonably be expected to lead to, any Takeover Proposal;

•
execute or enter into any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement, or other commitment, agreement, arrangement, or understanding relating to any Takeover Proposal;

•	enter into, continue, encourage or otherwise participate or engage in any discussions or negotiations regarding any Takeover Proposal;
•
(a) provide or afford access to its properties, assets, books and records, personnel, or (b) furnish to any person any material non-public information in connection with, or relating to, any Takeover Proposal, or the making thereof, or any inquiry or proposal with respect thereto;

•	approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any proposal that constitutes a Takeover Proposal;
•
fail to enforce or grant any waiver or release under any “standstill” or similar agreement with respect to any class of securities of the Company or any of its subsidiaries, or confidentiality agreement to the extent that such provision prohibits or purports to prohibit a confidential proposal being made to the GSE Board unless the GSE Board determines in good faith (after consultation with its outside legal advisors) that the failure to do so would be inconsistent with its fiduciaries duties pursuant to applicable law; or

•	authorize, agree or commit to do any of the foregoing.

For purposes of the Merger Agreement, a “Takeover Proposal” means any inquiry, proposal, or offer from any person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) (other than Parent and its subsidiaries or affiliates) relating to (a) any direct or indirect acquisition or purchase, in a single transaction or series of related transactions, of 15% or more of the consolidated assets (including equity interests in the Company’s subsidiaries) of the Company, or 15% or more of any class of equity securities of the Company, (b) any tender offer or exchange offer that if consummated would result in any person or “group” beneficially owning 15% or more of any class of equity securities of the Company, and (c) any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution, or similar transaction, or series of related transactions, involving the Company or any of its subsidiaries pursuant to which such person (or its stockholders) or “group” would own 15% or more of the consolidated assets of the Company or 15% or more of any class of equity securities of the Company or of any resulting parent company of the Company.
Receipt of Takeover Proposals
Notwithstanding certain provisions of the Merger Agreement described above, if, prior to receipt of the requisite stockholder approval of the Merger Agreement, the Company receives a written, unsolicited, bona fide Takeover Proposal that did not arise from a material breach of the Company’s non-solicitation obligations under the Merger Agreement, and the GSE Board determines in good faith, after consultation with outside legal counsel and financial advisors, based on information then available, that (1) such Takeover Proposal either constitutes a Superior Proposal (as defined below) or is reasonably expected to lead to a Superior Proposal, and (2) a failure to take action with respect to such Takeover Proposal would be inconsistent with its fiduciary duties to the Company and its stockholders under applicable law, then the Company may, in response to such Takeover Proposal, (A) furnish information with respect to the Company to the party making such Takeover Proposal pursuant to a confidentiality agreement, and (B) engage in discussions or negotiations with such party regarding such Takeover Proposal or Superior Proposal.
For purposes of the Merger Agreement, “Superior Proposal” means a bona fide written Takeover Proposal from any Person (other than Parent and its subsidiaries or affiliates) that was not solicited in violation of the Merger Agreement for a direct or indirect acquisition or purchase of 50% or more of the consolidated assets (including equity interests in the Company’s subsidiaries) of the Company, or 50% or more of any class of equity securities or voting power of the Company, any tender offer or exchange offer that if consummated would result in any person beneficially owning 50% or more of any class of equity securities or voting power of the Company, or any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution, or similar transaction involving the Company or any of its subsidiaries pursuant to which such person (or its stockholders) would own 50% or more of the consolidated assets of the Company or 50% or more of any class of equity securities of the Company or of any resulting parent company of the Company, (A) which is reasonably capable of being completed within a reasonable period of time on the terms set forth in such proposal, taking into account all financial, legal, regulatory, and other aspects thereof that the GSE Board in good faith deems relevant, (B) for which the third party has demonstrated that the financing for such offer is fully committed or is reasonably likely to be obtained, in each case as determined by the GSE Board in its good faith judgment (after consultation with the Company’s financial advisors and outside legal counsel), and (C) which the GSE Board has determined in its good faith judgment would, if consummated, result in a transaction more favorable to its stockholders from a financial point of view than the transactions contemplated by the Merger Agreement after taking into account all such factors and matters deemed relevant in good faith by the Company Board, including legal, financial (including the financing terms of any such proposal), regulatory, timing or other aspects of such proposal, the transactions contemplated hereby, and after taking into account any changes to the terms of the Merger Agreement offered in writing by Parent in response to such Superior Proposal.
Adverse Recommendation Change; Alternative Transaction Agreement
The GSE Board has unanimously recommended that the Company’s stockholders vote “FOR” the Merger Proposal. The Merger Agreement permits the GSE Board to effect an Adverse Recommendation Change (as defined below) only in certain limited circumstances, as described below.

Except as expressly permitted by the Merger Agreement, the GSE Board shall not:
•
withhold, withdraw, or modify or qualify, or propose publicly to withhold, withdraw, or modify or qualify its recommendation to the Company’s stockholders vote “FOR” the Merger Proposal (the “Company Recommendation”);

•	take any other action or make any other statement in connection with the transactions contemplated by the Merger Agreement inconsistent with the Company Recommendation;
•	approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any Takeover Proposal;
•
take any formal action or make any recommendation in connection with a tender or exchange offer, other than a recommendation against such offer or a “stop, look and listen” communication by the GSE Board to the Company’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); or

•	fail to include the Company Recommendation in this proxy statement
(any of the actions in the forgoing five bullets above, being referred to as an “Adverse Recommendation Change” in the Merger Agreement).
Additionally, the GSE Board cannot adopt or approve, or publicly propose to adopt or approve, cause, authorize or allow the Company or its subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement, other agreement relating to any Takeover Proposal or other similar agreement, arrangement or understanding (each, an “Alternative Transaction Agreement”) (a) constituting or that could reasonably be expected to lead to or otherwise relates to any Takeover Proposal or (b) requiring it to abandon, terminate or fail to consummate the Merger and the other transactions contemplated by the Merger Agreement.
However, prior to receipt of the requisite Company stockholder approval of the Merger Agreement, the GSE Board may effect an Adverse Recommendation Change and terminate the Merger Agreement in order to enter into a binding agreement for a Superior Proposal if it pays to Parent a termination fee of $600,000 and:
•
a written, unsolicited, bona-fide Takeover Proposal is or has been made to the Company by a third party that was not related to or arising from a breach by the Company of its non-solicitation obligations, and such Takeover Proposal is not withdrawn;

•	the GSE Board determines in good faith, after consultation with the Company’s outside financial advisors and outside legal counsel, that such Takeover Proposal constitutes a Superior Proposal;
•
the GSE Board determines in good faith, after consultation with the Company’s outside legal counsel, that the failure to make an Adverse Recommendation Change or terminate the Merger Agreement would be inconsistent with its fiduciary duties to the Company and its stockholders;

•	the GSE Board provides Parent at least five business days’ prior written notice of its intention to make an Adverse Recommendation Change;
•
during the five business days following such written notice, the GSE Board and its representatives have negotiated in good faith with Parent regarding any revisions to the terms of the transactions contemplated by the Merger Agreement proposed by Parent in response to such Superior Proposal; and

•
at the end of the five business day period described in the foregoing bullet, the GSE Board determines in good faith, after consultation with the Company’s (x) outside legal counsel and financial advisors (and taking into account any adjustment or modification of the terms of the Merger Agreement proposed in writing by Parent), that the Takeover Proposal continues to be a Superior Proposal and (y) outside legal counsel, that the failure to make such Adverse Recommendation Change or terminate this Agreement would be inconsistent with the exercise by the GSE Board of its fiduciary duties to the Company and its stockholders.

The Merger Agreement does not prohibit the Company or the GSE Board from (a) taking and disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, (b) making any disclosure to the stockholders of the Company that is required by applicable law, or (c) making any “stop, look and listen” or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act.
Employee Matters
The Merger Agreement provides that Parent shall provide, or cause the surviving corporation to:
•
provide, to each employee of the Company and its subsidiaries who remains employed by the surviving corporation and its subsidiaries (the “Continuing Employees”) an annual rate of salary or wages that is no less favorable than the annual rate of salary or wages, as applicable, provided to such employee by the Company and its subsidiaries as of immediately prior to the Effective Time;

•	honor certain active employment agreements with Continuing Employees;
•
waive all limitations as to any pre-existing condition or waiting periods in its applicable welfare plans with respect to participation and coverage requirements applicable to each Continuing Employee under any welfare plans that such employees may be eligible to participate in after the Effective Time to the extent such limitation would have been waived or satisfied under the applicable welfare plan in which such Continuing Employee participated immediately prior to the Effective Time, and shall credit each Continuing Employee for any copayments, deductibles, offsets, or similar payments made under any employee benefit plan of the Company or its subsidiaries during the plan year which includes the Closing Date for purposes of satisfying any applicable copayment, deductible, offset, or similar requirements under the comparable plans of Parent, surviving corporation, or any of their respective subsidiaries; and

•
give Continuing Employees full credit for purposes of eligibility, vesting, and determination of level of benefits under any employee benefit and compensation plans or arrangements maintained by Parent or an applicable Parent subsidiary that such employees may be eligible to participate in after the Effective Time for such Continuing Employees’ service with the Company or any of its subsidiaries to the same extent that such service was credited for purposes of any comparable employee benefit plan immediately prior to the Effective Time; provided that doing so does not result in the duplication of benefits or to benefit accruals under any severance, post-retirement or other post-employment health, life or welfare benefits or pension plan.

Financing
The Merger is not subject to any financing contingency. Simultaneously with the execution of the Merger Agreement, Pelican Energy Partners Base Zero LP and Pelican Energy Partners Base Zero (Parallel) entered into an equity commitment letter with Parent obligating the foregoing Pelican parties to fund the Merger Consideration to Parent required by the Merger Agreement (the “Financing”). The Company is a third party beneficiary of the forgoing equity commitment letter. Pursuant to the Merger Agreement, Parent must use its commercially reasonable efforts to take all actions necessary or advisable to consummate and obtain the Financing on the terms and subject to the conditions described in the equity commitment letter. Parent cannot amend, modify or waive of any provisions under the equity commitment letter without the prior written consent of the Company if such amendment, modification, or waiver (a) reduces the aggregate amount of the Financing to an amount below the amount required to consummate the transactions contemplated by the Merger Agreement, (b) imposes additional conditions or any contingencies or otherwise expands upon, amends, or otherwise modifies any of the conditions to the receipt of any portion of the Financing in a manner that would or would reasonably be expected to make any portion of the funding of the Financing (or satisfaction of the conditions to obtaining the Financing) less likely to be obtained, or (c) materially adversely impacts the ability of Parent to consummate the transactions contemplated by the Merger Agreement.
Other Covenants and Agreements
The Merger Agreement also contains additional covenants, including covenants relating to (1) the filing of this proxy statement, (2) the delisting and deregistration of the GSE common stock, (3) public announcements with respect to the transactions contemplated by the Merger Agreement, (4) other actions related to takeover statutes and reporting requirements under Section 16 of the Exchange Act, (5) Parent’s access to information of the Company and its subsidiaries prior to the closing of the Merger, and (6) handling of litigation brought or threatened by the Company’s stockholder prior to the Effective Date in connection with the Merger and the transactions contemplated by the Merger Agreement.
Parent will obtain a buyer-side representations and warranties insurance policy (the “R&W Policy”) to be bound as of the closing of the Merger. The Company must, and must cause its subsidiaries to, use commercially reasonable efforts to cooperate with Parent’s efforts to obtain the R&W Policy with respect to the transactions contemplated by the Merger Agreement and must not take, or omit to take, any actions that would, or would reasonably be expected to have a material adverse impact on Parent’s ability to obtain the R&W Policy. Following the closing, Parent must not amend the R&W Policy in any manner that would reasonably be expected to result in a materially adverse impact on the Company in connection with any amendment to the subrogation provisions therein without the prior written consent of the Company.
At the Effective Time, Parent is obligated to pay or cause the Company to retain (i) certain indebtedness, including but not limited to, the Parent Note, various legal expenses over 120 days and the remaining amounts due with respect to third party legal settlements; and (ii) transaction expenses of the Company including a success fee of $2,000,000 that will be owed to Baird, legal fees, the cost of a six-year tail with respect to the Company’s directors and officers insurance and certain other transaction expenses.
Conditions to the Merger
Each party’s obligation to complete the Merger is subject to the satisfaction or waiver at or prior to the closing of the following conditions:
•
no court or other governmental entity shall have promulgated, entered, enforced, entered or issued any law or order that (i) prohibits, prevents, makes illegal, restrains or enjoins the consummation of the Merger, or (ii) would prevent, materially impede or materially delay the consummation of the Merger and no governmental entity shall have instituted any proceeding seeking such law or order; and

•	the adoption of the Merger Agreement by holders of a majority of all outstanding shares of GSE common stock entitled to vote on such matter at the Special Meeting.
The Company’s obligation to complete the Merger is subject to the satisfaction or waiver by the Company at or prior to the closing of the following conditions:
•
the truth and accuracy of the representations and warranties of Parent and Merger Sub contained in the Merger Agreement as of August 8, 2024, and as of the closing date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), generally subject to a “material adverse effect” or other qualification provided in the Merger Agreement;

•	the performance by each of Parent and Merger Sub in all material respects of all obligations required to be performed by it under the Merger Agreement at or prior to the closing date; and
•	the receipt by the Company at closing of a certificate signed on behalf of Parent and Merger Sub certifying that conditions set forth in the two preceding bullet points are satisfied.
The respective obligations of Parent and Merger Sub to complete the Merger are subject to the satisfaction or waiver by the Parent at or prior to the closing of the following additional conditions:
•
the truth and accuracy of specified representations and warranties of the Company contained in the Merger Agreement as of August 8, 2024, and as of the closing date (except to the extent expressly made as of an earlier date, in which case as of such earlier date);

•
the truth and accuracy of all other representations and warranties of the Company contained in the Merger Agreement as of August 8, 2024, and as of the closing date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), generally subject to a “material adverse effect” or other qualification provided in the Merger Agreement;

•	the performance by the Company in all material respects of all obligations required to be performed by it under the Merger Agreement at or prior to the closing date;

•
the receipt or filing of certain specified consents, clearances, permits, amendments, notices, approvals or authorizations with or from a third party shall have been made, obtained or given in connection with the Merger and any applicable waiting periods shall have expired;

•	there not having occurred and there not being continuing any change, effect, event, occurrence or development that has had a “material adverse effect” as to the Company;
•	the receipt by Parent of a certificate signed on behalf of the Company certifying that conditions set forth in the five preceding bullet points are satisfied; and
•	the receipt by Parent of payoff letters with respect to the Company’s indebtedness and transaction expenses in connection with the Merger and other customary closing deliverables.
Termination
The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time in the following circumstances:
•	by the mutual written consent of Parent and the Company;
•	by either Parent or the Company, if:
○
a governmental entity of competent jurisdiction has issued an order permanently restraining, enjoining, or otherwise prohibiting or making illegal the Merger and such order shall have become final and non-appealable (provided, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to any party that has breached in any material respect its obligations under the Merger Agreement in any manner that was the proximate cause of a governmental entity issuing such an order);

○
the Merger has not been consummated by six months after August 8, 2024 (the “outside date”) (provided, that the right to terminate the Merger Agreement pursuant to this bullet will not be available to any party that has breached in any material respect its obligations under the Merger Agreement in any manner that was the proximate cause of the Merger failing to consummate by the outside date); or

○	if the requisite stockholder approval of the Merger Agreement is not obtained at the Special Meeting or any adjournment or postponement thereof;
•	by the Company, if:
○
prior to the time the requisite stockholder approval of the Merger Agreement is obtained and for so long as the Company is in compliance with its non-solicitation obligations under the Merger Agreement, the Company terminates the Merger Agreement in connection with entering into an Alternative Transaction Agreement providing for a Superior Proposal in accordance with the terms described in the section entitled “The Merger Agreement — Adverse Recommendation Change; Alternative Transaction Agreement” and, concurrently with the termination, GSE pays to Parent the Company Termination Fee (as defined below); or

○
Parent or Merger Sub has materially breached or failed to perform any of its representations, warranties, or covenants which (a) would result in a failure of a condition precedent to the Company’s obligation to complete the Merger and (b) is not curable by Parent by the outside date or, if curable, is not cured by Parent within thirty calendar days following receipt of written notice from the Company of such breach or failure to perform;

•	by Parent, if:
○
prior to the time the requisite stockholder approval of the Merger Agreement is obtained, (a) the GSE Board effects an Adverse Recommendation Change or (b) the Company pursues or agrees to pursue a definitive agreement with respect to a Superior Proposal; or

○
the Company has materially breached or failed to perform any of its representations, warranties, or covenants which (a) would result in a failure of a condition precedent to Parent’s obligation to complete the Merger and (b) is not curable by the Company by the outside date or, if curable, is not cured by the Company within thirty calendar days following receipt of written notice from the Company of such breach or failure to perform.

The Company will be required to pay Parent a termination fee in an amount equal to $600,000.00 (the “Company Termination Fee”) in the following circumstances:
•
if Parent terminates the Merger Agreement under specified circumstances where the GSE Board has made an Adverse Recommendation Change or where the Company pursues or agrees to pursue a definitive agreement with respect to a Superior Proposal;

•
if the Company terminates the Merger Agreement in order to enter into an Alternative Transaction Agreement providing for a Superior Proposal in accordance with the terms described in the section entitled “The Merger Agreement — Takeover Proposals; No Solicitation”; or

•
if prior to the Effective Time, (a) a Takeover Proposal has been publicly disclosed or announced by any person (other than Parent) (a “Company Takeover Proposal”); (b) a Takeover Proposal remains outstanding and at such time: (i) the Merger Agreement is terminated because the Merger had not occurred by the outside date, (ii) the requisite Company stockholder approval of the Merger Agreement is not obtained at the Special Meeting or at any postponement or adjournment thereof, or (iii) the Company has breached any of its representations, warranties, or covenants which would result in a failure of a condition precedent to Parent’s obligation to complete the Merger and is not cured or curable by the Company; and (c) within twelve months after the termination referred to in the preceding sub-clause (b), the Company enters into a definitive agreement with respect to the Takeover Proposal.

The Termination Fee is the sole and exclusive remedy of Parent and Merger Sub against the Company under the Merger Agreement, except in the event of fraud or a willful breach by the Company of its obligations under the Merger Agreement. However, in no event will the Company’s liability for monetary damages to Parent or Merger Sub arising under the Merger Agreement exceed $600,000.00 and in no event will the Company be obligated to pay the Company Termination Fee more than once.
In the event the Merger Agreement is terminated, the Merger Agreement will become void and have no effect and there shall not be any liability or obligation on the part of any party thereto, other than specific provisions of the Merger Agreement which survive such termination.
Amendment and Modification
Subject to the provisions of applicable law, at any time prior to the Effective Time, the Merger Agreement may be further amended, modified or waived if the amendment, modification or waiver is in writing and signed, in the case of an amendment or modification by the Company, Parent and Merger Sub, or in the case of a waiver, by the party against whom the waiver is to be effective. However, after the receipt of the requisite Company stockholder approval of the Merger, no amendment may be made which by applicable law requires further approval by the holders of GSE common stock without obtaining that further approval.
Jurisdiction; Specific Performance
Under the Merger Agreement, each of the parties has agreed that it will not bring any claim, action or proceeding against any other parties relating to the Merger Agreement or the transactions contemplated by the Merger Agreement in any court other than the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (unless the Delaware Court of Chancery shall not have subject matter jurisdiction over a particular matter, in which case, in any state or federal court within the State of Delaware).
Each of the parties has agreed that if for any reason any of the provisions of the Merger Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or damage would be caused for which money damages may not be an adequate remedy. Accordingly, in addition to any other available remedies a party may have in equity or at law, each party will be entitled to enforce specifically the terms and provisions of the Merger Agreement and to obtain an injunction restraining any breach or violation or threatened breach or violation of the provisions of the Merger Agreement, including in each case Parent’s and Merger

Sub’s obligation to effect the closing, on the terms of, and subject to the conditions set forth in, the Merger Agreement and in each case without necessity of posting a bond or other form of security.

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER MERGER-RELATED COMPENSATION (PROPOSAL 2)
As required by Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, GSE is providing its stockholders with a separate advisory (non-binding) vote to approve certain compensation that may be paid or become payable to its named executive officers in connection with the Merger, as described in the table entitled “Quantification of Payments and Benefits to the Company’s Named Executive Officers” under “Vote on Adoption of Merger Agreement (Proposal 1) — Interests of the Company’s Directors and Executive Officers in the Merger.”
The GSE Board unanimously recommends that the stockholders of GSE approve the following resolution:
“RESOLVED, that the compensation that may be paid or become payable to GSE’s named executive officers in connection with the Merger, and the agreements or understandings pursuant to which such compensation may be paid or become payable, in each case as disclosed pursuant to Item 402(t) of Regulation S-K in the table in the section entitled “Vote on Adoption of Merger Agreement (Proposal 1) — Interests of the Company’s Directors and Executive Officers in the Merger — Quantification of Payments and Benefits to the Company’s Named Executive Officers,” including the footnotes to the table and the related narrative discussion, is hereby APPROVED.”
The vote on the named executive officer Merger-related compensation proposal is a vote separate and apart from the vote on the proposal to approve and adopt the Merger Agreement. Accordingly, you may vote to approve and adopt the Merger Agreement and vote not to approve the named executive officer Merger-related compensation proposal and vice versa. Because the vote on the named executive officer Merger-related compensation proposal is advisory only, it will not be binding on either GSE or Parent. Accordingly, if the Merger Agreement is approved and adopted and the Merger is completed, the compensation will be payable, subject only to the conditions applicable thereto under the applicable compensation agreements and arrangements, regardless of the outcome of the non-binding, advisory vote of GSE stockholders.
The above resolution approving the Merger-related compensation of GSE’s named executive officers on an advisory basis requires the affirmative vote of a majority of the votes properly cast for and against with respect to this proposal.
Approval of the Compensation Proposal requires the affirmative vote of a majority of shares present in person or represented by proxy at the Special Meeting and entitled to vote on the compensation proposal, assuming a quorum is present at the Special Meeting. A failure to vote your shares of GSE common stock (including a failure of your broker, bank or other nominee to vote shares held on your behalf) will have no effect on the compensation proposal (assuming that a quorum is present). An abstention will have the same effect as a vote “AGAINST” the Compensation Proposal.
The GSE Board unanimously recommends that the stockholders of GSE vote “FOR” the Compensation Proposal.

VOTE ON ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING (PROPOSAL 3)
The Company’s stockholders are being asked to approve a proposal that will give the GSE Board authority to adjourn from time to time the Special Meeting, if necessary or appropriate, including to solicit additional proxies in favor of the proposal to approve and adopt the Merger Agreement, if there are insufficient votes at the time of the Special Meeting to approve the proposal to approve and adopt the Merger Agreement. If this adjournment proposal is approved, the Special Meeting could be adjourned on one or more occasions by the GSE Board to any date or dates. Pursuant to the Merger Agreement, GSE is permitted to postpone or adjourn the Special Meeting if there will be insufficient shares of GSE common stock represented to constitute a quorum necessary to conduct the business of the GSE stockholders’ meeting or to obtain the necessary approval of the Merger Agreement. GSE may also postpone or adjourn the Special Meeting to allow additional time for the filing and distribution of any amendment or supplement to this proxy statement which the GSE Board has determined in good faith, after consultation with outside legal counsel, is necessary under law, and will ensure that any such amendment or supplement to this proxy statement is provided to GSE stockholders for the amount of time required by law in advance of the GSE stockholders’ meeting. Any other postponement or adjournment would require the consent of Parent. Unless agreed in writing by Parent, the Special Meeting will not be postponed or adjourned by more than ten calendar days at a time or more than thirty calendar days after the date on which the Special Meeting was originally scheduled as set forth in this proxy statement.
If the Special Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time before their use. If you sign and return a proxy and do not indicate how you wish to vote on any proposal, or if you sign and return a proxy and you indicate that you wish to vote in favor of the Merger Proposal but do not indicate a choice on the adjournment proposal, your shares of GSE common stock will be voted in favor of the adjournment proposal.
The Company does not anticipate calling a vote on this proposal if the Merger Proposal is approved by the requisite number of shares of GSE common stock at the Special Meeting.
The vote on the adjournment proposal is a vote separate and apart from the vote on the proposal to approve and adopt the Merger Agreement. Accordingly, you may vote to approve the proposal to approve and adopt the Merger Agreement and vote not to approve the adjournment proposal and vice versa.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of shares present in person or represented by proxy at the Special Meeting and entitled to vote on the adjournment proposal, regardless of whether a quorum is present at the Special Meeting. If no quorum is present or represented at the Special Meeting, the chairman of the Special Meeting or stockholders entitled to vote at the Special Meeting (acting by the affirmative vote of a majority in voting power at the Special Meeting), may adjourn the Special Meeting from time to time, without further notice other than announcement at the Special Meeting of the time and place of the adjourned meeting. A failure to vote your shares of GSE common stock (including a failure of your broker, bank or other nominee to vote shares held on your behalf) will have no effect on the Adjournment Proposal. An abstention will have the same effect as a vote “AGAINST” the Adjournment Proposal.
The GSE Board unanimously recommends that the stockholders of the Company vote “FOR” the Adjournment Proposal, if a vote on the Adjournment Proposal is called.

APPRAISAL RIGHTS
If the Merger is consummated and certain conditions are met, GSE stockholders or beneficial owners who continuously hold or own, as applicable, their applicable shares of GSE common stock through the effective date of the Merger, who do not vote in favor of the Merger Proposal, who properly demand in writing an appraisal of their shares, who otherwise comply with the requirements of Section 262 of the DGCL (as in effect at the time of the parties’ entry into the Merger Agreement, “Section 262”), and who do not do not validly withdraw their demands or otherwise lose their appraisal rights, will be entitled to seek an appraisal by the Delaware Court of Chancery of the fair value of their shares and to receive the fair value of their shares of GSE common stock in cash as determined by the Delaware Court of Chancery. The following discussion is a summary of appraisal rights under Section 262 and is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, a copy of which is attached to this proxy statement as Annex C and is incorporated herein by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that GSE stockholders exercise their appraisal rights under Section 262. All references in Section 262 and in this summary to a “stockholder” are to the record holder of shares of GSE common stock unless otherwise expressly noted herein, and all such references to a “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person unless otherwise expressly noted herein.
Under Section 262, if the Merger is completed, GSE stockholders and beneficial owners holding or owning, as applicable, GSE common stock who: (i) deliver a written demand for appraisal of their shares to GSE prior to the taking of the vote on the Merger Proposal; (ii) do not vote in favor of the Merger Proposal; (iii) continuously hold of record (in the case of stockholders) or beneficially own (in the case of beneficial owners), as applicable, such shares through the effective date of the Merger; and (iv) otherwise comply with, and do not validly withdraw their demands or otherwise lose their appraisal rights under, the applicable provisions set forth in Section 262, may be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of the shares of GSE common stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid on the amount determined to be “fair value.” However, assuming shares of GSE common stock remain listed on a national securities exchange immediately before the Merger (which we expect to be the case), after an appraisal petition has been filed, the Delaware Court of Chancery will dismiss appraisal proceedings as to all GSE stockholders and beneficial owners otherwise entitled to appraisal rights unless (a) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of GSE common stock eligible for appraisal or (b) the value of the consideration provided in the Merger for such total number of shares entitled to appraisal exceeds $1 million (conditions (a) and (b), and the assumption that shares of GSE common stock remain listed on a national securities exchange immediately before the merger, are referred to in this summary as the “ownership thresholds”).
Under Section 262, where a merger is to be submitted for approval at a meeting of stockholders, the corporation, not less than twenty (20) days prior to the meeting, must notify each of its stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available that appraisal rights are available and include in the notice either a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes GSE’s notice to GSE stockholders that appraisal rights are available in connection with the Merger, and attached hereto as Annex C is the full text of Section 262 as in effect at the time of the parties’ entry into the Merger Agreement, which is the version of Section 262 applicable to the exercise of appraisal rights in connection with the Merger. In connection with the Merger, any GSE stockholder or beneficial owner who wishes to exercise appraisal rights, or who wishes to preserve his, her or its right to do so, should review Section 262 carefully. Failure to comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A GSE stockholder or beneficial owner who loses his, her or its appraisal rights will be entitled to receive the merger consideration described in the Merger Agreement. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of GSE common stock, GSE believes that GSE stockholders and beneficial owners considering exercising such rights should seek the advice of legal counsel.

A GSE stockholder or beneficial owner wishing to exercise the right to seek an appraisal of that person’s shares of GSE common stock must do ALL of the following:
•	the person must not vote in favor of the Merger Proposal;
•	the person must deliver to GSE a written demand for appraisal of such person’s shares before the vote is taken on the Merger Proposal; and
•
the person must continuously hold or beneficially own, as applicable, the shares from the date of making the demand through the effective date of the Merger (if a stockholder or beneficial owner transfers the shares before the effective date of the Merger, such person will lose appraisal rights with respect to the shares so transferred).

Any person who has complied with the applicable requirements of Section 262 and is otherwise entitled to appraisal rights or the surviving corporation may file a petition in the Delaware Court of Chancery demanding a determination of the value of the stock of all such persons within one hundred twenty (120) days after the effective date of the Merger. The surviving corporation is under no obligation to file any petition and has no intention of doing so.
In addition, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who asserted appraisal rights unless one of the ownership thresholds is met.
Making a Written Demand
Any GSE stockholder or beneficial owner wishing to exercise appraisal rights must deliver to GSE, before the vote is taken on the Merger Proposal, a written demand for the appraisal of the GSE stockholder’s or beneficial owner’s shares; provided that a demand may be delivered to GSE by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal. The person making the written demand must be a stockholder of record or a beneficial owner, as applicable, on the date the written demand for appraisal is made, and such person must continue to hold or beneficially own, respectively, the shares as to which such demand relates through the effective date of the Merger.
A person wishing to exercise appraisal rights must not vote or submit a proxy in favor of the Merger Proposal. In the case of a holder of record of GSE common stock, a proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the approval and adoption of the Merger Agreement, and it will constitute a waiver of the GSE stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a GSE stockholder who submits a proxy and who wishes to exercise appraisal rights must ensure that the proxy submitted contains instructions to vote against the approval and adoption of the Merger Agreement or abstain from voting on that proposal. In the case of a beneficial owner, brokers, banks and other nominees that hold shares of GSE common stock in “street name” for their customers do not have discretionary authority to vote those shares on the Merger Proposal without specific voting instructions from the beneficial owner on such proposal, but such brokers, banks or other nominees will vote such shares as instructed if the beneficial owner provides such instructions. If a beneficial owner of shares held in “street name” instructs such person’s broker, bank or other nominee to vote such person’s shares in favor of the Merger Proposal, and does not revoke such instruction prior to the vote on the Merger Proposal, then such shares will be voted in favor of the approval and adoption of the Merger Agreement, and it will constitute a waiver of such beneficial owner’s right of appraisal and will nullify any previously delivered written demand for appraisal.
Therefore, a beneficial owner who wishes to exercise appraisal rights must either not provide any instructions to such person’s broker, bank or other nominee how to vote on the Merger Proposal or must instruct such broker, bank or other nominee to vote against the approval and adoption of the Merger Agreement or abstain from voting on such proposal.
Neither voting against the Merger Proposal nor abstaining from voting on such proposal (or, in the case of a beneficial owner, providing instructions to the record owner of the shares beneficially owned to vote against or to abstain from voting on such proposal) will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the Merger Proposal. A GSE stockholder’s or beneficial owner’s failure to make the written demand prior to the taking of the vote on the Merger Proposal will constitute a waiver of appraisal rights.

A demand for appraisal made by a GSE stockholder or beneficial owner must be executed by or on behalf of the holder of record or beneficial owner, as applicable, and must reasonably inform GSE of the identity of such stockholder or beneficial owner. In addition, in the case of a demand for appraisal made by a GSE beneficial owner, the demand must also reasonably identify the holder of record of the shares for which the demand is made, be accompanied by documentary evidence of the beneficial owner’s ownership of stock (such as a brokerage or securities account statement containing such information or a letter from the broker or other record holder of such shares confirming such information) and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provide an address at which such beneficial owner consents to receive notices given by the surviving corporation under Section 262 and to be set forth on the verified list required by subsection (f) of Section 262 (discussed further below).
Whether made by a GSE stockholder or a beneficial owner, a written demand for appraisal must state that the person intends thereby to demand appraisal of the holder’s shares in connection with the Merger. If the shares are held of record or beneficially owned by more than one (1) person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all such joint holders of record or beneficial owners. An authorized agent, including an authorized agent for two (2) or more joint stockholders or beneficial owners, as applicable, may execute a demand for appraisal on behalf of a holder of record or beneficial owner; however, the agent must identify the record holder or holders or beneficial owner or owners, respectively, and should expressly disclose that, in executing the demand, the agent is acting as agent for such record holder or holders or beneficial owner or owners, as applicable. If shares are held through a broker who in turn holds the shares through a central securities depository nominee, a demand for appraisal of such shares must identify the depository nominee as record holder. A record holder such as a broker, bank or other nominee who holds shares as a nominee for others may exercise appraisal rights on behalf of one or more beneficial owners with respect to the shares held for such beneficial owner or owners while not exercising such rights with respect to the shares held for other beneficial owners. In such case, the written demand for appraisal must set forth the number of shares covered by such demand. Unless a demand for appraisal specifies a number of shares, such demand will be presumed to cover all shares held in the name of such record holder.
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
GSE Systems, Inc.
6940 Columbia Gateway Drive, Suite 470
Columbia, Maryland 21046
Attention: Corporate Secretary
At any time within sixty (60) days after the effective date of the Merger, any GSE stockholder or beneficial owner who has delivered a written demand to GSE and who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal in respect of some or all of such person’s shares and accept the merger consideration offered pursuant to the Merger Agreement with respect to the shares subject to the withdrawal by delivering to GSE a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than sixty (60) days after the effective date of the Merger will require written approval of the surviving corporation. An appraisal proceeding in the Delaware Court of Chancery will not be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction for any application to the Delaware Court of Chancery under Section 262(j) of the DGCL (a “reservation”); provided, however, that this will not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal in respect of some or all of such person’s shares and to accept the merger consideration with respect to the shares subject to the withdrawal within sixty (60) days after the effective date of the Merger. Except with respect to any person who withdraws such person’s demand in accordance with the provisions of the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a person, the person will be entitled to receive only the appraised value determined in such appraisal proceeding, which value could be less than, equal to or more than the merger consideration being offered pursuant to the Merger Agreement.
Notice by the Surviving Corporation
If the Merger is consummated, within ten (10) days after the effective date of the Merger, the surviving corporation will notify each GSE stockholder who has properly made a written demand for appraisal pursuant to Section 262 and has not voted in favor of the merger, and any beneficial owner who has demanded appraisal in such person’s name pursuant to Section 262, that the Merger has become effective and the effective date thereof.

Filing a Petition for Appraisal
Within one hundred twenty (120) days after the effective date of the Merger, the surviving corporation or any GSE stockholder or beneficial owner who has complied with Section 262 and who is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the surviving corporation in the case of a petition filed by a GSE stockholder or beneficial owner, demanding a determination of the value of the shares held by all persons entitled to appraisal. The surviving corporation is under no obligation, and has no present intention, to file a petition, and GSE stockholders and beneficial owners should not assume that the surviving corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of GSE common stock. Accordingly, any GSE stockholder or beneficial owner who desires to have their shares appraised by the Delaware Court of Chancery should initiate all necessary action to perfect their appraisal rights in respect of their shares of GSE common stock within the time and in the manner prescribed in Section 262. The failure of a GSE stockholder or beneficial owner to file such a petition within the period specified in Section 262 could nullify the person’s previous written demand for appraisal.
Within one hundred twenty (120) days after the effective date of the Merger, any person who has complied with the requirements of Section 262 will be entitled, upon written request (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), to receive from the surviving corporation a statement setting forth the aggregate number of shares not voted in favor of the Merger Proposal and with respect to which GSE has received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, in the case of a demand made by a beneficial owner in such person’s name, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). The surviving corporation must send to the requesting person within ten (10) days after receipt by the surviving corporation of the written request for such a statement or within ten (10) days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by any person other than the surviving corporation, service of a copy thereof must be made upon the surviving corporation, and the surviving corporation will then be obligated within twenty (20) days after such service to file in the office of the Delaware Register in Chancery in which the petition was filed a duly verified list (which we refer to in this summary as the “verified list”) containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. Upon the filing of any such petition, the Delaware Court of Chancery may order that notice of the time and place fixed for the hearing on the petition be given to the surviving corporation and all persons shown on the verified list at the addresses stated therein. The forms of the notices by mail and by publication will be approved by the Delaware Court of Chancery, and the costs of these notices will be borne by the surviving corporation. At the hearing on such petition, the Delaware Court of Chancery will conduct a hearing on the petition to determine those persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded an appraisal for their shares to submit their stock certificates (if any) to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings and, if any person fails to comply with the direction, the Delaware Court of Chancery may dismiss the proceedings as to such person.
Determination of “Fair Value”
After the Delaware Court of Chancery determines the persons entitled to an appraisal, the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of GSE common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the “fair value.” Unless the court in its discretion determines otherwise for good cause shown, and except as provided in Section 262(h) of the DGCL, interest from the effective date of the Merger through the date of payment of the judgment will compound quarterly and accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date the judgment is paid. However, at any time before the Delaware Court of Chancery enters judgment in the appraisal proceedings, the surviving corporation may pay to each person entitled to appraisal an amount in cash, in which case such interest will accrue after the time of such payment only on an amount that equals the sum of (1) the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Delaware Court of Chancery, and (2) any interest accrued prior to the time of such voluntary payment, unless paid at such time. The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
In determining “fair value,” the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining “fair value” in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Supreme Court of Delaware stated that, in making this determination of “fair value,” the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. The Delaware Supreme Court has recently indicated that transaction price is one of the relevant factors the Delaware Court of Chancery may consider in determining fair value and that absent deficiencies in the sale process the transaction price should be given “considerable weight.” Section 262 provides that “fair value” is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Supreme Court of Delaware stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware construed Section 262 to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
GSE stockholders and beneficial owners considering seeking appraisal should be aware that the “fair value” of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the merger consideration they would receive pursuant to the merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the merger consideration payable in a merger is not an opinion as to, and does not in any manner address, “fair value” under Section 262. No representation is made as to the outcome of the appraisal of “fair value” as determined by the Delaware Court of Chancery, and GSE stockholders and beneficial owners should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the merger consideration. Neither GSE nor Parent anticipates offering more than the merger consideration to any person exercising appraisal rights, and each of GSE and Parent reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of GSE common stock is less than the merger consideration. If a petition for appraisal is not timely filed, or if neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights, then the right to an appraisal will cease.
Upon application by the surviving corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights. When the fair value of the shares is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon, if any, to the persons entitled thereto and upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in the Delaware Court of Chancery may be enforced. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and charged upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the verified list who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal not dismissed by the Delaware Court of Chancery pursuant to Section 262(k). In the absence of such determination or assessment, each party bears its own expenses.
From and after the effective date of the Merger, no person who has demanded appraisal rights with respect to some or all of such person’s shares in compliance with Section 262 will be entitled to vote such shares of GSE common stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the holder’s shares of GSE common stock, if any, payable to GSE stockholders as of a time prior to the Effective Time. If neither of the ownership thresholds above has been satisfied in respect of the persons seeking appraisal rights, the Delaware Court of Chancery will dismiss appraisal proceedings as to all persons who are otherwise entitled to appraisal rights. If a petition for an appraisal is not filed within one hundred twenty (120) days after the effective date of the Merger, the right to appraisal with respect to all shares will cease. If a person who has made a demand for an appraisal in accordance with Section 262 delivers to the surviving corporation a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with Section 262(e) of the DGCL, either within sixty (60) days after such effect date of the Merger or thereafter with the written approval of the surviving corporation, then the right of such person to an appraisal of the shares subject to the withdrawal will cease. Notwithstanding the foregoing, an appraisal proceeding in the Delaware Court of Chancery will not be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation; provided, however, that the foregoing will not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the Merger within sixty (60) days after the effective date of the Merger. If any GSE stockholder or beneficial owner who demands appraisal of his, her or its shares of GSE common stock under Section 262 validly withdraws, fails to perfect, or otherwise loses, such holder’s or beneficial owner’s right to appraisal, such person’s shares of GSE common stock will be deemed to have been converted at the effective date of the Merger into the right to receive the merger consideration.
Failure to comply with all of the procedures set forth in Section 262 will result in the loss of statutory appraisal rights. Consequently, any GSE stockholder or beneficial owner wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
STOCKHOLDERS WHO VOTE SHARES IN FAVOR OF THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT WILL NOT BE ENTITLED TO EXERCISE APPRAISAL RIGHTS WITH RESPECT THERETO BUT, RATHER, WILL RECEIVE THE MERGER CONSIDERATION.
The foregoing summary of the rights of the GSE stockholders and beneficial owners to seek appraisal rights under Delaware law does not purport to be a complete statement of the procedures to be followed by such persons to exercise any appraisal rights available thereunder and is qualified in its entirety by reference to Section 262 of the DGCL, a copy of which is attached to this proxy statement as Annex C. The proper exercise of appraisal rights requires adherence to the applicable provisions of the DGCL.

MARKET PRICES OF GSE COMMON STOCK
Market Information
GSE common stock trades on Nasdaq under the symbol “GVP”. The following table shows the high and low closing sales price of GSE common stock for GSE’s third fiscal quarter of 2024 (through September 13, 2024, the latest practicable date before the printing of this proxy statement) and each of GSE’s preceding fiscal quarters in 2024, 2023, 2022 and 2021.

Fiscal Year	High	Low
2024
First Quarter	$2.71	$1.26
Second Quarter	$4.63	$2.35
Third Quarter (through September 13, 2024)	$4.36	$2.73
2023
First Quarter	$10.70	$6.50
Second Quarter	$7.70	$3.40
Third Quarter	$4.90	$2.00
Fourth Quarter	$4.15	$1.50
2022
First Quarter	$20.80	$12.10
Second Quarter	$20.60	$11.80
Third Quarter	$12.90	$9.30
Fourth Quarter	$9.30	$5.70
2021
First Quarter	$26.80	$13.00
Second Quarter	$19.20	$12.40
Third Quarter	$17.00	$11.40
Fourth Quarter	$17.30	$12.70

The closing sales price of GSE common stock on September 13, 2024, the latest practicable date before the printing of this proxy statement, was $4.03 per share. The closing sales price of GSE common stock on NASDAQ on August 7, 2024, the last trading day prior to the announcement of the execution of the Merger Agreement, was $2.73 per share. You are urged to obtain current market quotations for GSE common stock when considering whether to approve the Merger Agreement.
Holders
At the close of business on September 16, 2024, the record date for the Special Meeting, 3,471,677 shares of GSE common stock were issued and outstanding, held by approximately 377 holders of record.
Dividends
In 2021, 2022 and 2023, GSE did not pay any dividends or other distributions to its stockholders. GSE does not intend to pay cash dividends to GSE stockholders for the foreseeable future and intends to retain earnings, if any, for future operation of GSE’s business and repayment of debt obligations. Under the terms of the Merger Agreement, from the date of the Merger Agreement until the earlier of the Effective Time of the Merger or the valid termination of the Merger Agreement, GSE may not declare or pay dividends to GSE stockholders without Parent’s prior written consent.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents the beneficial ownership of GSE’s GSE common stock for (1) each person beneficially owning more than five percent (5%) of the outstanding shares of any class of our voting securities, (2) each director of the Company, (3) our named executive officers and (4) all of our current directors and executive officers as a group.
Percentage ownership of GSE common stock is based on 3,471,677 shares of our GSE common stock outstanding on September 13, 2024. Information given below regarding beneficial owners of more than five percent (5%) of the outstanding shares of any class of our voting securities is based solely on information provided by such persons in filings with the SEC on Schedules 13D, 13G and other filing made with the SEC on or before September 13, 2024. GSE has determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed shares of our GSE common stock subject to options that are currently exercisable or exercisable within sixty (60) days of September 13, 2024, and the shares subject to restricted stock unit awards that will be released within sixty (60) days of September 13, 2024, to be outstanding and to be beneficially owned by the person holding the option and the restricted stock unit award for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise noted below, the address of each of the individuals and entities named in the table below is c/o GSE Systems, Inc., 6940 Columbia Gateway Drive, Suite 470, Columbia, Maryland 21046. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

Name of Beneficial Owner	GSE common stock Amount and Nature of Beneficial Ownership (A)(1)	Percent of Class (B)(1)

Lind Global Fund II LP 444 Madison Ave, Floor 41 New York, NY 10022	300,568(2)	8.26%

Kyle J. Loudermilk c/o GSE Systems, Inc. 6940 Columbia Gateway Drive, Suite 470, Columbia, MD 21046	183,963(3)	5.30%

Board and Management

Ravi Khanna	11,476(4)	*
William S. Corey, Jr.	26,421	*
Thomas J. Dougherty	19,624	*
Kathryn O’Connor Gardner	27,780	*
Bahram Meyssami, Ph.D.	23,220	*
Emmett A. Pepe	42,000	1.21%

Directors and Executive Officers as a group (6 persons)	148,021	4.262%
Notes
*	Less than one percent.
(A)	This table is based on information supplied by officers, directors, and principal stockholders of the Company and on any Schedules 13D or 13G and Forms 4 filed with the SEC.
(B)	Applicable percentages are based on was 3,471,677 shares outstanding on September 13, 2024, adjusted where applicable for each owner as required by rules promulgated by the SEC.
(1)	Includes all time-restricted stock units, which will have vested or accelerate upon the closing of the Merger.
(2)	Based on a Schedule 13G/A filed with the SEC on February 13, 2024, by Lind Global Fund II LP, Lind Global Partners II LLC, and Jeff Easton.
(3)	Based on a Schedule 13D filed with the SEC on May 6, 2024 by Kyle J. Loudermilk.
(4)	Mr. Khanna was also awarded 95,000 RSUs that will not vest and will be void in the event the Merger closes prior to December 31, 2024.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS
In accordance with Rule 14a-3(e)(1) under the Exchange Act, one proxy statement will be delivered to two or more stockholders who share an address, unless the Company has received contrary instructions from one or more of the stockholders. Each stockholder will receive a separate proxy card. The Company will deliver promptly upon written or oral request a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the proxy statement was delivered. Requests for additional copies of the proxy statement should be directed to the Company at GSE Systems, Inc., 6940 Columbia Gateway Drive, Suite 470, Columbia, Maryland 21046, Attention: Corporate Secretary. In addition, stockholders who share a single address, but receive multiple copies of the proxy statement, may request that in the future they receive a single copy by contacting the Company at the address and phone number set forth in the prior sentence.

OTHER MATTERS
The sole business that may be considered at the Special Meeting are the matters set forth in the Notice of Special Meeting accompanying this Proxy Statement.
FUTURE STOCKHOLDER PROPOSALS
If the Merger is completed, we will have no public stockholders, and there will be no public participation in any future meetings of Company stockholders. However, if the Merger is not consummated, Company stockholders will continue to be entitled to attend and participate in Company stockholders’ meetings. GSE would expect to hold the 2025 annual meeting of stockholders only if the Merger is not consummated. To be considered for inclusion in the Company’s proxy materials for next year’s annual meeting (if the Merger is not completed and such meeting is held) in accordance with Rule 14a-8 under the Exchange Act, a stockholder proposal must be submitted in writing by January 24, 2025, to the Company’s principal executives offices c/o Corporate Secretary at 6940 Columbia Gateway Drive, Suite 470, Columbia, Maryland 21046, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.
In addition, the Company’s Third Amended and Restated Bylaws (as amended, the “Bylaws”) establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders without including those matters in the Company’s proxy statement. Such proposals, if the Merger is not completed and such meeting is to be held, including the information required by the Bylaws, must be received at the Company’s principal executive offices c/o Corporate Secretary, 6940 Columbia Gateway Drive, Suite 470, Columbia, Maryland 21046, no earlier than March 3, 2025, and no later than April 2, 2025. If the date of the 2025annual meeting of stockholders is moved more than 30 days before or 60 days after the anniversary of the 2024 Annual Meeting (July 1, 2024), stockholders must give notice on or before the close of business on the 10th day following the day on which the Company’s notice of the date of the meeting was mailed or other public disclosure of the annual meeting date is first made. A stockholder’s notice to the Company must set forth, as to each matter the stockholder proposes to bring before an annual meeting, the information required by the Bylaws, which have been publicly filed with the SEC. If a stockholder fails to give notice of a stockholder proposal as required by the Bylaws or other applicable requirements (including those attendant to the Exchange Act), then the proposal will not be included in the proxy statement for our 2025 annual meeting of stockholders (if the Merger is not completed and such meeting is held) and the proposal will not be presented to the stockholders for a vote at the 2025 annual meeting of stockholders.
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders that intend to solicit proxies in support of director nominees other than the Company’s nominee(s) must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 2, 2025. If the date of the annual meeting of stockholders is more than 30 days before or after the anniversary date of the prior year’s annual meeting, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide such notice by the later of 60 days prior to the meeting or the tenth day after the day on which public announcement of the date of such meeting is first made by the Company.
A copy of the full text of the bylaws provisions governing the notice requirements set forth above may be obtained by writing to our Corporate Secretary. In order to curtail controversy as to the date on which we received a proposal, it is suggested that proponents submit stockholders’ proposals by Certified Mail, Return Receipt Requested, to GSE Systems, Inc., 6940 Columbia Gateway Drive, Suite 470, Columbia, Maryland 21046, Attention: Corporate Secretary.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
The Company files annual, quarterly, and other reports and other information with the SEC under the Exchange Act. You may read and copy any reports, statements or other information filed by the Company at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such materials can be obtained by mail at prescribed rates from the Public Reference Room of the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our filings with the SEC are also available to the public from commercial document retrieval services and at the SEC’s web site at http://www.sec.gov.
The SEC’s rules allow the Company to “incorporate by reference” information into this prospectus, which means that the Company can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, and subsequent information that we file with the SEC will automatically update and supersede that information. Any statement contained in this proxy statement, or a previously filed document incorporated by reference will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement or a subsequently filed document incorporated by reference modifies or replaces that statement.
This proxy statement incorporates by reference the documents set forth below that have previously been filed with the SEC (other than those documents or the portions of those documents not deemed to be filed):
•	Our Amended Annual Report on Form 10-K/A, for the year ended December 31, 2023, as filed with the SEC on April 2, 2024 (as amended on April 2, 2024, and April 29, 2024).
•	Our Quarterly Reports on Form 10-Q, for the quarters ended March 31, 2024, as filed with the SEC on May 15, 2024, and June 30, 2024, as filed with the SEC on August 14, 2024.
•	Our Current Reports on Form 8-K filed with the SEC on February 13, 2024, April 1, 2024, April 30, 2024, May 14, 2024, May 15, 2024, July 2, 2024, July 26, 2024, August 8, 2024, and August 14, 2024.
In addition, we incorporate by reference into this proxy statement any filings we make with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act from the date of this proxy statement until the date of the Special Meeting. We are not, however, incorporating, in each case, any documents or information that the Company is deemed to have furnished and not filed in accordance with SEC rules.
Copies of the documents incorporated by reference in this proxy statement may be obtained on written or oral request without charge from GSE’s Corporate Secretary at 6940 Columbia Gateway Drive, Suite 470, Columbia, Maryland 21046 (telephone: (410) 970-7800). The Company maintains an internet site at www.gses.com. Such website and the information contained on or connected to it shall not be deemed to be incorporated into this proxy statement.
THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY US OR ANY OTHER PERSON. THIS PROXY STATEMENT IS DATED SEPTEMBER 16, 2024. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT AND WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A
AGREEMENT AND PLAN OF MERGER

BY AND AMONG

NUCLEAR ENGINEERING HOLDINGS LLC,

GAMMA NUCLEAR MERGER SUB LLC,

AND

GSE SYSTEMS, INC.

Dated as of August 8, 2024
A-1

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of August 8, 2024 (the “Execution Date”), is made and entered into by and among (i) Nuclear Engineering Holdings LLC, a Delaware limited liability company (“Parent”), (ii) Gamma Nuclear Merger Sub LLC, a Delaware limited liability company and a direct, wholly-owned Subsidiary of Parent (“Merger Sub”), and (iii) GSE Systems, Inc., a Delaware corporation (the “Company”). Parent, Merger Sub, and the Company are referred to individually as a “Party” and collectively as the “Parties.”
RECITALS
WHEREAS, as of the Execution Date, excluding shares held in treasury, the Company has authorized (i) 60,000,000 shares of common stock, par value $0.01 per share, of which 3,471,677 shares are issued and outstanding (such common stock, the “Company Common Stock”), and (ii) 2,000,000 shares of preferred stock, par value $0.01 per share, of which zero shares are issued and outstanding (such preferred stock, the “Company Preferred Stock” and, together with Company Common Stock, the “Company Capital Stock”);
WHEREAS, the Parties intend that, on the terms and subject to the conditions set forth in this Agreement, and in accordance with the General Corporation Law of the State of Delaware (as amended, the “DGCL”) and the Delaware Limited Liability Company Act (as amended, the “DLLCA”), Merger Sub shall merge with and into the Company (the “Merger” and together with any other transactions contemplated in connection with this Agreement, the “Transactions”) in accordance with the DGCL and the DLLCA, with the Company surviving the Merger, and each of the Company’s issued and outstanding shares of Company Capital Stock (collectively, the “Shares” and each, a “Share”) (other than Excluded Shares and Dissenting Shares), will convert into the right to receive the Merger Consideration;
WHEREAS, the Board of Directors of the Company (the “Company Board”) has unanimously (a) determined that this Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders, (b) approved and declared advisable this Agreement and consummation of the Transactions, including the Merger, by the Company, (c) approved the execution, delivery, and performance of this Agreement by the Company and the consummation of the Transactions, including the Merger; (d) directed that this Agreement be submitted to the stockholders of the Company for their adoption, and (e) resolved to recommend that the stockholders of the Company adopt this Agreement (such recommendation, the “Company Recommendation”);
WHEREAS, the manager of Parent (the “Parent Manager”) has, on the terms and subject to the conditions set forth herein, unanimously (a) determined that the Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of Parent and its sole member, (b) approved and declared advisable this Agreement and the consummation of the Transactions, including the Merger, by Parent, and (c) approved the execution, delivery, and performance of this Agreement by Parent and the consummation of the Transactions, including the Merger;
WHEREAS, Parent, as the sole member of Merger Sub has (a) determined that the Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of Merger Sub and Parent (as its sole member), (b) approved and declared advisable this Agreement and the consummation of the Transactions, including the Merger, by Merger Sub, and (c) approved the execution, delivery, and performance of this Agreement by Merger Sub and the consummation of the Transactions, including the Merger;
WHEREAS, immediately prior to the Parties’ entry into and execution of this Agreement, the Lind Note was paid off in full and/or converted into certain Shares in accordance with its terms and evidence of such payoff and conversion and the termination of the Lind Note was provided to Parent and Merger Sub;
WHEREAS, simultaneously with the execution of this Agreement, certain Affiliates of Parent and Merger Sub entered into an equity commitment letter with Parent, pursuant to which the Company is an intended third party beneficiary;
WHEREAS, each Party desires to make certain representations, warranties, covenants, and agreements in connection with this Agreement and the Transactions contemplated hereby and to prescribe certain conditions to this Agreement and the Transactions, in each case, as specified herein; and
WHEREAS, capitalized terms used, but not otherwise defined, in this Agreement are defined in Section 8.16.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants, and agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:
ARTICLE I

THE MERGER
Section 1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the DGCL and the DLLCA, at the Effective Time, Merger Sub shall be merged with and into the Company, whereupon the separate existence of Merger Sub will cease and the Company shall continue its corporate existence under Delaware Law as the surviving corporation in the Merger (the “Surviving Corporation”). As a result of the Merger, the Surviving Corporation shall become a direct, wholly owned Subsidiary of Parent.
Section 1.2 Closing. Unless this Agreement shall have been validly terminated pursuant to Article VII, the closing of the Merger (the “Closing”) shall take place at the offices of Miles & Stockbridge P.C., 100 Light Street, Baltimore, Maryland 21202 (or, if agreed by the Parties, by conference call and electronic or facsimile exchange of executed documents, with the exchange of any necessary original signatures to follow by overnight mail, if applicable), no later than the third (3rd) Business Day after all of the conditions set forth in Article VI have been satisfied or waived (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at the Closing), or at such other place, at such other time or on such other date as Parent and the Company may mutually agree in writing, which shall be the end of a calendar month if requested by Parent. The actual date on which the Closing occurs is referred to herein as the “Closing Date.”
Section 1.3 Effective Time. Subject to the provisions of this Agreement, on the Closing Date, the Company and Merger Sub shall file a certificate of merger, in form and substance mutually acceptable to the Parties (which such approval shall not be unreasonably withheld, conditioned or delayed) (the “Certificate of Merger”), with the Secretary, in accordance with the relevant provisions of the DGCL and the DLLCA and shall make all other filings, recordings, or publications required by Delaware Law in connection with the Merger. The Merger shall become effective upon the date and time the Certificate of Merger is filed with the Secretary on the Closing Date, or at such other, later date and time as Parent and the Company shall agree and specify in the Certificate of Merger in accordance with the relevant provisions of the DGCL and DLLCA (the time the Merger becomes effective, the “Effective Time”).
Section 1.4 Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in this Agreement and the applicable provisions of the DGCL and the DLLCA. Without limiting the generality of the foregoing, and subject thereto, from and after the Effective Time, all property, rights, privileges, immunities, powers, franchises, licenses, and authority of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, and duties of each of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions, and duties of the Surviving Corporation.
Section 1.5 Charter; Bylaws. At the Effective Time and by virtue of the Merger, the certificate of incorporation of the Company as in effect immediately prior to the Effective Time shall be amended and restated in form and substance mutually acceptable to the Parties (which such approval shall not be unreasonably withheld, conditioned or delayed) (the “Second Amended Certificate of Incorporation”), and, as so amended, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof, the bylaws and applicable Law, subject to Section 5.9(a). At the Effective Time, the bylaws of the Company as in effect immediately prior to the Effective Time shall be amended and restated in form and substance acceptable to Parent and as so amended and restated shall be the bylaws of the Surviving Corporation, until thereafter amended in accordance with the terms thereof, the Second Amended Certificate of Incorporation, or applicable Law, subject to Section 5.9(a) (the “Surviving Bylaws”).
Section 1.6 Directors and Officers of the Surviving Corporation. The Parties shall take all requisite action such that, from and after the Effective Time: (a) the directors of the Surviving Corporation immediately prior to the Effective Time shall be the directors of the Surviving Corporation, until the earlier of their death, resignation, or removal or until their respective successors are duly elected or appointed and qualified, as the case may be, in accordance with the Second Amended Certificate of Incorporation, the Surviving Bylaws and the DGCL; and (b) each of (i) the officers of the Company as of immediately prior to the Effective Time indicated on Section 1.6 of the Company Disclosure Letter and (ii) the officers of Merger Sub shall, in each case, be the initial officers of the Surviving Corporation, until the earlier of their death, resignation, or removal or until their respective successors are duly elected or appointed and qualified, as the case may be, in accordance with the Second Amended Certificate of Incorporation, the Surviving Bylaws and the DGCL.
ARTICLE II

EFFECT OF THE MERGER; EXCHANGE OF CERTIFICATES
Section 2.1 Effect on Securities of the Company and Merger Sub. At the Effective Time, by virtue of the Merger and without any action on the part of the Parties or any holder of any Securities of the Company or Merger Sub:
(a) Each Share held in the treasury of the Company and all Shares that are owned, directly or indirectly, by Parent, Merger Sub, or any Subsidiary of the Company (collectively, the “Excluded Shares”), immediately prior to the Effective Time shall no longer be outstanding and shall be automatically cancelled and shall cease to exist, and no consideration shall be delivered in exchange therefor.
(b) Each Share issued and outstanding immediately prior to the Effective Time (other than Excluded Shares to be cancelled in accordance with Section 2.1(a) and Dissenting Shares) shall automatically be converted into the right to receive, without interest, an amount equal to $4.10 per Share in cash, subject to any withholding of Tax pursuant to Section 2.4(g) (the “Merger Consideration”).
(c) All Shares converted into the right to receive the Merger Consideration pursuant to Section 2.1(b) shall automatically be cancelled and shall cease to exist as of the Effective Time, and each holder of (i) a certificate (a “Certificate”) that immediately prior to the Effective Time represented any such Shares (“Certificated Shares”), (ii) each uncertificated Share registered to a holder in the Company’s electronic direct registration system immediately prior to the Effective Time (an “Uncertificated Share”), or (iii) each book-entry account that immediately prior to the Effective Time represented uncertificated Shares held of record by The Depository Trust Company (“Book-Entry Shares”) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration, as applicable, without interest, upon surrender of any such Certificate (or affidavits of loss in lieu thereof as provided in Section 2.4(b)) representing such Certificated Shares or transfer of any such Uncertificated Shares or any such Book-Entry Shares, subject to compliance with the procedures set forth in Section 2.4.
(d) Each unit of Merger Sub issued and outstanding immediately prior to the Effective Time, shall automatically be converted into one (1) validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.
Section 2.2 Certain Adjustments. Notwithstanding anything in this Agreement to the contrary, if, from the date of this Agreement until the earlier of (a) the Effective Time or (b) any termination of this Agreement in accordance with Article VII, the outstanding Shares shall have been changed into a different number of Shares or a different class by reason of any reclassification, stock split (including a reverse stock split), recapitalization, subdivision, split-up, combination, exchange of shares, merger, issuer tender offer, readjustment, or other similar transaction, or a stock dividend or distribution thereon shall be declared with a record date within said period, then the Merger Consideration, and any other similarly dependent items, as the case may be, shall be equitably adjusted, without duplication, to provide the holders of Company Common Stock (including Company RSUs and Company PSUs) the same economic effect as contemplated by this Agreement prior to such event; provided that nothing in this Section 2.2 shall be construed to permit the Company to take any action with respect to its Securities that is prohibited by the terms of this Agreement.
Section 2.3 Appraisal Rights. Notwithstanding anything to the contrary in this Agreement, Shares issued and outstanding immediately prior to the Effective Time, and held by holders (or, as the case may be, that are owned by beneficial owners) who have not voted in favor of the Merger or consented thereto in writing and who have properly demanded appraisal of such Shares in accordance with, and who have otherwise properly complied with, Section 262 of the DGCL (the “Dissenting Shares”), shall not be converted into the right to receive Merger Consideration unless and until such time as such holder (or, as the case may be, beneficial owner) fails to perfect or otherwise withdraws, waives or loses such holder’s (or beneficial owner’s) appraisal rights under Section 262 of the DGCL with respect to such Shares, but instead, effective as of the Effective Time, shall represent only the right to receive those rights granted by Section 262 of the DGCL; provided, however, that if, following the Effective Time, any such holder (or, as the case may be, beneficial owner) of Dissenting Shares withdraws, waives, loses or fails to perfect such holder’s (or beneficial owner’s) rights to appraisal under Section 262 of the DGCL or a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, such holder’s (or beneficial owner’s) Shares shall be deemed to have been converted as of the Effective Time into, and to have become exchangeable solely for, the right to receive the Merger Consideration without interest thereon as provided in Section 2.1(b) (upon, as applicable, the surrender of the Certificates, Uncertificated Shares, or Book-Entry Shares previously representing such Dissenting Shares, and less any amounts entitled to be deducted or withheld pursuant to Section 2.4(g)), and such Shares shall thereafter not be deemed to be Dissenting Shares. From and after the Effective Time, a holder (or beneficial owner) of Dissenting Shares shall not have and shall not be entitled to exercise any of the voting rights or other rights of a stockholder (or beneficial owner) of the Surviving Corporation. The Company shall give prompt written notice to Parent of any demands received by the Company for appraisal of any Shares, withdrawals of such demands, and any other instruments served on the Company pursuant to Section 262 of the DGCL, and Parent shall have the right to direct all negotiations and Proceedings with respect to such demands; provided, that prior to the Effective Time, Parent shall reasonably consult with the Company and consider using good faith efforts the Company’s advice with respect to such negotiations. Prior to the Effective Time, the Company shall not, without the prior written consent of Parent (which consent shall not to be unreasonably withheld, conditioned or delayed), make any payment with respect to, or settle or offer to settle, any such demands, waive any failure to timely deliver a written demand for appraisal under the DGCL, approve any withdrawal of any such demands or propose or otherwise agree to do any of the foregoing. Prior to the Effective Time, Parent shall not, except with the prior written consent of the Company, require the Company to make any payment with respect to any demands for appraisal or offer to settle or settle any such demands. Solely for purposes of this Section 2.3, the term “beneficial owner” shall have the meaning given to such term in Section 262(a) of the DGCL.
Section 2.4 Exchange of Company Common Stock.
(a) At or prior to the Effective Time, Parent shall enter into a customary exchange agreement (the “Exchange Agreement”) with a nationally recognized financial institution designated by Parent and reasonably acceptable to the Company (the “Paying Agent”). At or prior to the Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent cash in an aggregate amount necessary to pay the Merger Consideration that is payable with respect to all of the Shares (excluding the Excluded Shares and Dissenting Shares) represented by the Certificates, Uncertificated Shares, and the Book-Entry Shares and other eligible Persons (such cash provided to the Paying Agent is hereinafter referred to as the “Exchange Fund”). In the event the Merger is not consummated and this Agreement is terminated for any reason and any cash has been transmitted to the Paying Agent, such cash shall be promptly returned to Parent. The Paying Agent shall deliver the Merger Consideration to be issued pursuant to Section 2.1 out of the Exchange Fund in accordance with the terms of this Agreement and the Exchange Agreement. The Exchange Fund shall not be used for any other purpose other than to fund payments pursuant to this Article II.
(b) Exchange Procedures.
(i) Certificates. Parent shall instruct the Paying Agent to mail, as soon as reasonably practicable after the Effective Time, but in no event later than the third (3rd) Business Day after the Effective Time, to each holder of record of a Certificate whose Shares were converted into the right to receive the Merger Consideration pursuant to Section 2.1, (A) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent and shall be in in form and substance mutually acceptable to the Parties (which such approval shall not be unreasonably withheld, conditioned or delayed) (the “Letter of Transmittal”)) and (B) instructions for use in effecting the surrender of the Certificates (or an affidavit of loss in lieu thereof) in exchange for the Merger Consideration. Upon surrender of a Certificate (or an affidavit of loss in lieu thereof) for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Parent (together with such Letter of Transmittal, duly executed, and such other documents as may reasonably be required by the Paying Agent), the holder of such Certificate shall be entitled to receive in exchange therefor, and Parent shall direct the Paying Agent to pay and deliver in exchange thereof as promptly as practicable, cash in an amount equal to (x) the Merger Consideration multiplied by (y) the number of Shares previously represented by such Certificate, and the Certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, payment may be made to a Person other than the Person in whose name the

Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of Parent that such Tax has been paid or is not applicable. No interest shall be paid or accrue on any cash payable upon surrender of any Certificate.
(ii) Uncertificated Shares and Book-Entry Shares. Notwithstanding anything to the contrary contained in this Agreement, any holder of Uncertificated Shares or Book-Entry Shares shall not be required to deliver a Certificate to the Paying Agent to receive the Merger Consideration that such holder is entitled to receive pursuant to this Article II. In lieu thereof, each holder of record of one (1) or more Uncertificated Shares or Book-Entry Shares whose Shares were converted into the right to receive the Merger Consideration pursuant to Section 2.1 shall, upon receipt by the Paying Agent of an “agent’s message” in customary form (it being understood that holders of Uncertificated Shares or Book-Entry Shares shall be deemed to have surrendered such Shares upon receipt by the Paying Agent of such “agent’s message” or such other evidence, if any, as the Paying Agent may reasonably request), together with a duly completed and validly executed Letter of Transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Uncertificated Shares or Book-Entry Shares shall pass, only upon receipt of the “agent’s message” or such other evidence as the Paying Agent may reasonably request), and other required documents, in each case in accordance with the terms of the Letter of Transmittal and instructions thereto, be entitled to receive, and Parent shall cause the Paying Agent to pay and deliver as promptly as practicable after the Effective Time, cash in an amount equal to (A) the Merger Consideration multiplied by (B) the number of Shares previously represented by such Uncertificated Shares or Book-Entry Shares, and the Uncertificated Shares or Book-Entry Shares of such holder shall forthwith be cancelled. No interest shall be paid or accrue on any cash payable upon conversion of any Uncertificated Shares or Book-Entry Shares. Exchange of any Uncertificated Shares or Book-Entry Shares shall be effected in accordance with the Paying Agent’s customary procedures with respect to Shares represented by book entry.
(c) The Merger Consideration issued and paid in accordance with the terms of this Article II upon the surrender of the Certificates or upon receipt by the Paying Agent of such “agent’s message” (together with a duly completed and validly executed Letter of Transmittal) shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such Shares. After the Effective Time, there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of Shares that were outstanding immediately prior to the Effective Time.
(d) Any portion of the Exchange Fund that remains undistributed to the former holders of Shares and other eligible Persons in accordance with this Article II (including any interest received with respect thereto) following the one (1) year anniversary of the Effective Time shall be delivered to the Surviving Corporation (or an Affiliate thereof as designated by the Surviving Corporation), upon demand, and any former holder of Shares or other eligible Persons who have not theretofore complied with such holder’s Letter of Transmittal shall, thereafter, look only to the Surviving Corporation (and not to Parent or any Affiliate of Parent) for payment of such holder’s portion of the Merger Consideration, without interest and net of any applicable withholding Taxes as provided in Section 2.4(g). Any portion of the Merger Consideration made available to the Paying Agent pursuant to this Section 2.4 to pay for Shares for which appraisal rights have been perfected shall be returned to the Surviving Corporation, upon demand.
(e) None of Parent, Merger Sub, the Company, the Surviving Corporation or the Paying Agent shall be liable to any Person in respect of any cash from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat, or similar Law. Any Merger Consideration remaining unclaimed by former holders of Shares or other eligible Persons five (5) years after the Effective Time, or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to or become property of any Governmental Entity, shall, to the fullest extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of any claims or interest of any Person previously entitled thereto.
(f) In the event any Certificate shall have been lost, stolen, or destroyed, upon the making of an affidavit, in form and substance reasonably acceptable to Parent, of that fact by the Person claiming such Certificate to be lost, stolen, or destroyed and, if required by Parent or the Paying Agent, the posting by such Person of a bond in reasonable amount and upon such other terms as may be required by Parent, as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen, or destroyed Certificate, the Merger Consideration payable with respect to such Certificate hereunder (after giving effect to any required Tax withholdings as provided in Section 2.4(g)) had such lost, stolen, or destroyed Certificate been surrendered as provided in this Article II.
(g) Parent, the Surviving Corporation, or the Paying Agent, as applicable shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such amounts as may be required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of state, local, or foreign tax Law. Any amount deducted or withheld pursuant to this Section 2.4(g) shall be treated as having been paid to the Person in respect of which such deduction or withholding was made. Parent or the applicable withholding agent shall pay, or shall cause to be paid, all amounts so deducted or withheld to the appropriate taxing authority within the period required under applicable Law.
Section 2.5 Treatment of Company RSUs and Company PSUs.
(a) No Assumption of Awards. No Company RSUs, or Company PSUs shall be continued, converted, assumed, or replaced by the Surviving Corporation in connection with the transactions contemplated hereby.
(b) Company RSUs. At the Effective Time, each then-outstanding Company RSU, whether vested or unvested, shall, by virtue of the Merger and without any action on the part of Parent, the Surviving Corporation the holder thereof or any other person, automatically become fully vested, and be canceled and converted automatically into the right to receive a cash payment (without interest) from the Surviving Corporation payable as soon as practicable following the Effective Time (but not later than the first regular payroll date to occur following the fifteenth (15th) day after the Closing Date) equal to (A) the product of (i) the Merger Consideration multiplied by (ii) the number of Shares subject to such Company RSU as of immediately prior to the Effective Time, less (B) any applicable withholding for Taxes. All such payments shall be subject to all applicable Tax withholding requirements in accordance with Section 2.4(g).
(c) Company PSUs.
(i) At the Effective Time, each then-outstanding Company PSU for which the applicable performance period has ended at or prior to the Effective Time in accordance with the terms of the applicable award agreement and the Company Long-Term Incentive Plan (the “Performance-Vested Company PSUs”), shall, by virtue of the Merger and without any action on the part of Parent, the Surviving Corporation, the holder thereof or any other person, be cancelled and converted automatically into the right to receive a cash payment (without interest), if any, from the Surviving Corporation payable as soon as practicable following the Effective Time (but not later than the first regular payroll date to occur following the fifteenth (15th) day after the Closing Date) equal to the product of (A)(i) the Merger Consideration multiplied by (ii) the number of Shares subject to such Performance-Vested Company PSU earned based on actual performance during the applicable performance period (i.e. if the performance criteria is satisfied during the applicable performance period), less (B) any applicable withholding for Taxes. All such payments shall be subject to all applicable Tax withholding requirements in accordance with Section 2.4(g).
(ii) Each then-outstanding Company PSU for which the applicable performance period has not ended prior to the Effective Time, shall, without any action on the part of Parent, the Surviving Corporation, the holder thereof, or any other person, be cancelled and converted automatically into the right to receive a cash payment (without interest), if any, from the Surviving Corporation payable as soon as practicable following the Effective Time (but not later than the first regular payroll date to occur following the fifteenth (15th) day after the Closing Date) equal to the product of (A) (i) the Merger Consideration multiplied by (ii) the number of Shares subject to such Company PSU earned based on actual performance achieved as of immediately prior to the Effective Time (i.e. if the performance criteria is satisfied prior to the Effective Time), less (B) any applicable withholding for Taxes. All such payments shall be subject to all applicable Tax withholding requirements in accordance with Section 2.4(g).
(d) Section 409A. To the extent that any award described in this Section 2.5 constitutes nonqualified deferred compensation subject to Section 409A of the Code, such cash payment shall be paid in accordance with this Agreement and the applicable award’s terms or, if later, at the earliest time permitted under the terms of such award that will not result in the application of a Tax or penalty under Section 409A of the Code.

(e) Board Actions. Prior to the Effective Time, the Company Board (or, if appropriate, any duly authorized committee thereof administering any Company Benefit Plan) shall take all such actions as are necessary to approve and effectuate the foregoing provisions of this Section 2.5, including making any determinations and/or adopting resolutions of the Company Board or a committee thereof or any administrator of a Company Benefit Plan as may be necessary.
Section 2.6 Treatment of Warrants. At the Effective Time, by virtue of the Merger and without any action on the part of the Parties or any holder of any Securities of the Company or Merger Sub (including any holder of any Warrants, subject to Section 5.6(b) of the Second Warrant), (a) any holder of the First Warrant if outstanding immediately prior to the Effective Time (whether or not such First Warrant is then exercisable) shall receive, in accordance with Section 5.3 of the First Warrant, a payment in cash of an amount equal to the product of (i) the total number of Shares subject to the First Warrant, and (ii) the excess, if any, of the Merger Consideration over the exercise price per Share subject to the First Warrant (such amounts payable hereunder, the “First Warrant Payment”), and the First Warrant shall be subsequently cancelled, and (b) any holder of the Second Warrant if outstanding immediately prior to the Effective Time (whether or not such Second Warrant is then exercisable) shall receive a cash payment (the “Second Warrant Payment”), either (i) in accordance with Section 5.3 of the Second Warrant, in an amount equal to the product of (x) the total number of Shares subject to the Second Warrant, and (y) the excess, if any, of the Merger Consideration over the exercise price per Share subject to the Second Warrant, or (ii) in an amount calculated in accordance with Section 5.6(b) of the Second Warrant if the holder of the Second Warrant exercises its option to require the Company to purchase the Second Warrant for cash in accordance with Section 5.6(b) of the Second Warrant (which such option is exercisable at any time concurrently with or within thirty (30) days of Closing), and such Second Warrant shall be cancelled immediately upon the issuance of the Second Warrant Payment. From and after the Effective Time, any Warrant shall no longer be exercisable by the former holder thereof, but shall only entitle such holder to the payment of the First Warrant Payment or Second Warrant Payment, as applicable.
Section 2.7 Further Assurances. If, at any time after the Effective Time, Parent or the Surviving Corporation reasonably believes that any actions are necessary or desirable to vest, perfect, or confirm of record or otherwise in the Surviving Corporation its right, title, or interest in, to or under any of the rights, properties, or assets of either of the Company or Merger Sub acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, then Parent, Merger Sub, the Company and the Surviving Corporation and each of their respective officers and directors shall be authorized to take all such actions as may be necessary or desirable to vest all right, title, or interest in, to and under such rights, properties, or assets in the Surviving Corporation or otherwise to carry out this Agreement.
Section 2.8 Company Indebtedness and Transaction Expenses. On the Closing Date, in addition to all other payments required to be made pursuant to this Agreement, Parent shall make (or cause to be made) the following payments:
(a) all amounts required to be paid pursuant to the Payoff Letters delivered in accordance with Section 5.16(a), by wire transfer of immediately available funds to the accounts designated by such holders of Indebtedness; and
(b) all amounts required to be paid in order to discharge the Transaction Expenses of the Company required to be paid pursuant to the Transaction Expense invoices delivered in accordance with Section 5.16(b), by wire transfer of immediately available funds to the accounts designated by the service providers of the Company.
ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except as otherwise disclosed in (a) the Company SEC Documents filed or furnished with the U.S. Securities and Exchange Commission (“SEC”) during the period beginning January 1, 2022, and ending at least four (4) Business Days prior to the date of this Agreement, the relevance of such documents being reasonably apparent on its face, but excluding any “risk factor” disclosure and disclosure of risks included in any “forward looking statements” disclaimer, “quantitative and qualitative disclosures about market risk” or other general statements included in such Company SEC Documents to the extent they are predictive or forward looking in nature, or (b) the disclosure letter delivered to Parent by the Company concurrently with the execution of this Agreement

(the “Company Disclosure Letter”) (which Company Disclosure Letter shall, in each case, specifically identify by reference to sections of this Agreement any exceptions to each of the representations, warranties, and covenants contained in this Agreement; provided, however, that any information set forth in one section of such Company Disclosure Letter shall be deemed to apply to each other section or subsection thereof or hereof to which its relevance is reasonably apparent on its face), the Company represents and warrants to Parent and Merger Sub as of the Execution Date and as of the Closing Date as follows:
Section 3.1 Organization and Corporate Power.
(a) The Company is a corporation duly incorporated and validly existing under the Laws of the State of Delaware, is in good standing under the Laws of the State of Delaware, and has all requisite corporate power and authority to own, lease, and operate its properties and assets and to carry on its business as now being conducted. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing, or operation of its properties makes such qualification or licensing necessary, except for those jurisdictions in which the failure to be so qualified or licensed or to be in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. Schedule 3.1(a) of the Company Disclosure Letter sets forth a true, correct and complete list of each jurisdiction in which the Company is qualified or authorized to do business as a foreign company.
(b) The Constituent Documents of the Company filed as an exhibit to the Company SEC Documents are true, accurate and complete, and are in full force and effect and have not been amended, restated or otherwise modified in any material respect as of the date hereof. The Company is not in violation of any of its Constituent Documents. The Company has delivered or made available to Parent copies of the minutes (to the extent prepared by the Company) of all meetings of the stockholders, the Company Board and each committee of the Company Board held since the Look-Back Date, other than any such minutes relating to this Agreement or the transactions contemplated hereby, or any alternatives to this Agreement or the transactions contemplated hereby, including the process for considering this Agreement and any such alternatives, or any other similar transaction or process with any other party or parties, or containing competitively sensitive information.
(c) Section 3.1(c) of the Company Disclosure Letter sets forth a true, accurate and complete list of (i) each Subsidiary of the Company (each individually, a “Company Subsidiary” and collectively, the “Company Subsidiaries”) and (ii) each Company Subsidiary’s jurisdiction of formation. Each Company Subsidiary is duly formed and is validly existing and in good standing, if applicable, under the Laws of the jurisdiction of its formation, as the case may be. Each Company Subsidiary has all requisite corporate or company power and authority, as the case may be, to own, lease, and operate its properties and assets and to carry on its business as now being conducted, except where the failure to be so duly formed, validly existing or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. Each Company Subsidiary is duly qualified or licensed to do business and is in good standing, if applicable, in each jurisdiction in which the nature of its business or the ownership, leasing, or operation of its properties makes such qualification or licensing necessary, except for those jurisdictions in which the failure to be so qualified or licensed or to be in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. Schedule 3.1(c) of the Company Disclosure Letter sets forth a true, correct and complete list of each jurisdiction in which each Company Subsidiary is qualified or authorized to do business as a foreign company. None of the Company Subsidiaries is in violation of its Constituent Documents.
(d) The Company has delivered or made available to Parent or Merger Sub true, accurate and complete copies of Constituent Documents for each Company Subsidiary, including all amendments and modifications thereto. The Constituent Documents of each Company Subsidiary are in full force and effect and have not been amended, restated or otherwise modified in any respect as of the date hereof.
(e) Except as set forth in Section 3.1(e) of the Company Disclosure Letter, the Company is, directly or indirectly, the record and Beneficial Owner of all of the outstanding Securities of each Company Subsidiary, free and clear of any Liens and free of any other limitation or restriction (including any limitation or restriction on the right to vote, sell, transfer, or otherwise dispose of the Securities). All such Securities owned by the Company have been duly authorized, validly issued, fully paid, are nonassessable, and were not issued in violation of any applicable preemptive rights. Except for the Securities of the Company Subsidiaries and investments in marketable securities and cash equivalents, the Company does not own, directly or indirectly, any Securities or other ownership interests in any Person. Except for Securities in other Company Subsidiaries, no Company Subsidiary owns, directly or indirectly, any Securities or other ownership interests in any other Person.
Section 3.2 Capitalization.
(a) The authorized capital stock of the Company consists of (i) 60,000,000 shares of Company Common Stock and (ii) 2,000,000 shares of Company Preferred Stock.
(b) As of the close of business on the last Business Day immediately prior to the Execution Date (the “Company Capitalization Date”), there were (i) 3,471,677 shares of Company Common Stock issued and outstanding (not including shares held in treasury) and no shares of Company Preferred Stock issued and outstanding; (ii) no shares of Company Common Stock issuable upon the exercise of outstanding Company Stock Options (whether or not presently vested or exercisable); (iii) 22,857 shares of Company Common Stock issuable upon the exercise of, and the vesting of, outstanding Company RSUs (whether or not presently vested); (iv) 95,000 shares of Company Common Stock issuable upon the exercise of, and the vesting of, outstanding Company RSUs (whether or not presently vested), which will forfeit upon a Change in Control (as defined in the Company Long-Term Incentive Plan) prior to December 31, 2024; (v) 26,131 shares of Company Common Stock issuable upon the exercise of, and the vesting of, outstanding Company PSUs (whether or not presently vested) and (vi) 159,891 shares of Company Common Stock held in treasury. In addition to the foregoing, the Company previously issued that certain Lind Note, First Warrant and Second Warrant. Except as set forth above, and for shares of Company Common Stock reserved for issuance under Company Benefit Plans or as described in Section 3.2(b) of the Company Disclosure Letter, as of the Company Capitalization Date, no other Securities of the Company are issued, reserved for issuance, or outstanding. All of the issued and outstanding Shares have been, and any shares of Company Common Stock issued upon the settlement of Company RSUs and Company PSUs will be, duly authorized and validly issued and are or will be fully paid, nonassessable and free of preemptive rights or other preferential rights of subscription or purchase of any Person.
(c) Each outstanding Company Equity Award was granted under the Long-Term Incentive Plan in accordance therewith. Section 3.2(c) of the Company Disclosure Letter sets forth a true and complete list, as of the Company Capitalization Date, with respect to each outstanding Company Equity Award, of (i) the employee ID (or other identification reference) of the holder, (ii) the type of award, (iii) the number of unvested shares of Company Common Stock underlying such Company Equity Award, (iv) the date of grant, (v) the vesting schedule of such Company Equity Award and, if applicable, (vi) the exercise price of the Company Equity Award.
(d) Except as set forth in Section 3.2(b) and Section 3.2(c) (including Section 3.2(b) and Section 3.2(c) of the Company Disclosure Letter), and with respect to each of the Company and each Company Subsidiary, there are no outstanding (i) securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company or any Company Subsidiary, (ii) options, stock appreciation rights, warrants, restricted stock units, subscriptions, convertible securities, calls, puts, rights, commitments, agreements, derivative contracts, forward sale contracts, or undertakings of any kind to which the Company or any Company Subsidiary is a party, or by which the Company or any Company Subsidiary is bound, obligating the Company or any Company Subsidiary to (A) issue, deliver or sell, or cause to be issued, delivered or sold, in each case, additional Securities of the Company or of any Company Subsidiary or (B) issue, grant, extend, or enter into any such security, option, stock appreciation right, warrant, restricted stock unit, subscription agreement, call, put, right, commitment, agreement, derivative contract, forward sale contract, or other similar undertaking, (C) make any payment based on or resulting from the value or price of Company Common Stock or of any such security, option, stock appreciation right, warrant, restricted stock unit, subscription, call, put, right, commitment, agreement, derivative contract, forward sale contract, or undertaking or (D) grant any preemptive (other than, solely with respect to the Company Subsidiaries’, statutory preemptive rights), antidilutive, rights of first refusal or similar rights with respect to any Security issued by the Company or any Company Subsidiary. Except for acquisitions, or deemed acquisitions, of Company Common Stock or other equity Securities of the Company in connection with (x) required Tax withholding in connection with vesting and settlement of Company RSUs and Company PSUs, and (y) forfeitures of Company RSUs and Company

PSUs with respect to Company Common Stock, there are no outstanding contractual obligations of the Company or any Company Subsidiary to repurchase, redeem, or otherwise acquire any Shares or any Securities of any Company Subsidiary or to make any material investment (in the form of a loan, capital contribution or otherwise) in, any other Person.
(e) Except as set forth on Section 3.2(e) of the Company Disclosure Letter, as of the Execution Date, neither the Company nor any Company Subsidiary has any (i) outstanding bonds, debentures, notes, or other Indebtedness of the Company or any Company Subsidiary having the right to vote (or convertible into, or exchangeable for, Securities having the right to vote) on any matters on which stockholders of the Company may vote or (ii) outstanding warrants granted by the Company or any Company Subsidiaries to any other Person that are convertible into, or exchangeable for, Securities having the right to vote.
(f) There are no stockholder agreements, voting trusts, or other agreements or understandings to which the Company or any Company Subsidiary is a party with respect to the holding, voting, registration, redemption, repurchase, or disposition of, or that restricts the transfer of, any Securities of the Company or any Company Subsidiary.
Section 3.3 Authority; Execution and Delivery; Enforceability; State Takeover Statutes.
(a) The Company has full corporate power and authority to execute and deliver this Agreement, to perform its obligations under this Agreement, and, subject to the adoption of this Agreement by the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote thereon (in person or by proxy) in accordance with the DGCL (the “Company Stockholder Approval”), to consummate the Transactions. The execution and delivery by the Company of this Agreement, the performance and compliance by the Company with each of its obligations herein, and the consummation by the Company of the Transactions have been duly authorized by all necessary corporate action on the part of the Company, subject, only with respect to the consummation of the Merger, to the Company Stockholder Approval and the filing of the Certificate of Merger with the Secretary. The Company has duly executed and delivered this Agreement and, assuming the due authorization, execution, and delivery by Parent and Merger Sub of this Agreement, this Agreement constitutes the Company’s legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as limited by Laws affecting the enforcement of creditors’ rights generally or by general equitable principles (whether considered in a proceeding at law or in equity). The Company Stockholder Approval is the only vote of the holders of any class or series of Company Capital Stock necessary to approve or adopt this Agreement, the Merger and the other Transactions contemplated hereby.
(b) The Company Board, at a meeting duly called and held at which all directors of the Company Board were present, unanimously (i) determined that this Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders, (ii) approved and declared advisable this Agreement and consummation of the Transactions, including the Merger, by the Company, (iii) approved the execution, delivery, and performance of this Agreement and all covenants and agreements contained herein by the Company and the consummation of the Transactions, including the Merger, (iv) directed that this Agreement be submitted to the stockholders of the Company for their adoption, and (v) resolved to make a Company Recommendation. Subject to Section 5.2(c), the Company Board has not rescinded, modified, or withdrawn such resolutions in any way.
Section 3.4 Consents and Approvals; No Conflicts.
(a) Except as set forth on Section 3.4(a) of the Company Disclosure Letter, the execution, delivery, and performance by the Company of this Agreement and the consummation by the Company of the Transactions do not and will not require any consent, approval, waiver, license, Permit, franchise, authorization or Order (“Consent”) of, or registration, declaration, notice, report, submission or other filing (“Filing”) with, any federal, state, local or foreign government, political subdivision or governmental or regulatory authority, agency, board, bureau, commission, court, or other quasi-governmental authority or instrumentality, domestic or foreign (each a “Governmental Entity”), other than (i) the filing and recordation of the Certificate of Merger with the Secretary, (ii) filings, permits, authorizations, consents, notice to and approvals as may be required under (A) the Exchange Act, (B) the Securities Act, and (C) the rules and regulations of the NASDAQ, and (D) applicable requirements under foreign qualification, state securities or “blue sky” laws of various states, (iii) Consents or

Filings that become applicable solely as result of matters specifically related to Parent or any of its Affiliates, and (iv) such other Consents of, or Filings with, any Governmental Entity the failure of which to obtain or make has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b) Neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the Transactions, nor compliance by the Company with any of the terms or provisions hereof, will (i) contravene, conflict with or result in any violation or breach of any provision of the Constituent Documents of the Company or any Company Subsidiary, or (ii) assuming the receipt of any authorizations, consents and approvals referred to in Section 3.4(a), (x) contravene, conflict with or result in any violation or breach of any (1) Law or (2) Order, in either case, applicable to the Company or any Company Subsidiaries or any of their respective properties or assets, (y) require any Consent, notice or approval under, violate, conflict with, result in the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, give rise to any amendment rights, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of the Company or any Company Subsidiaries under, any of the terms, conditions, or provisions of any Contract to which the Company or any Company Subsidiary is a party, or by which they or any of their respective properties or assets may be bound or affected, except, in the case of the foregoing clause (y), for such violations as individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.
Section 3.5 SEC Documents; Financial Statements; Undisclosed Liabilities.
(a) The Company has timely filed or furnished all reports, schedules, forms, statements, registration statements, prospectuses and other documents (including exhibits and other information incorporated therein) required to be filed or furnished by the Company with the SEC under the Securities Act or the Exchange Act since the Look-Back Date (such documents, together with any documents filed or furnished during such period by the Company to the SEC on a voluntary basis, the “Company SEC Documents”). No Company Subsidiary is, or has at any time since the Look-Back Date, as the case may be, been subject to the periodic reporting requirements of the Exchange Act or is or has been otherwise required to file any form, report, statement, schedule, certificate or other document with the SEC, any foreign Governmental Entity that performs a similar function to that of the SEC, or any securities exchange or quotation system.
(b) As of its respective date, or, if amended prior to the date hereof, as of the date of the last such amendment, each of the Company SEC Documents complied when filed or furnished (or, if applicable, when amended) in all material respects with the requirements of the Securities Act, the Exchange Act, and the Sarbanes-Oxley Act of 2002, including the related rules and regulations promulgated thereunder (collectively, the “Sarbanes-Oxley Act”), in each case, to the extent applicable to such Company SEC Documents, and none of the Company SEC Documents when filed or furnished (or in the case of a registration statement under the Securities Act, at the time it was declared effective) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since the Look-Back Date, the Company has not received from the SEC (i) any written comments or questions with respect to any of the Company SEC Documents that are not resolved, or (ii) any written notice from the SEC that such Company SEC Documents are being reviewed or investigated, and to the Knowledge of the Company, no Company SEC Document is the subject of an ongoing SEC review. No executive officer of the Company required to make a certification under Sections 302 or 906 of the Sarbanes-Oxley Act has failed to make the certifications required of such executive officer under Sections 302 or 906 of the Sarbanes-Oxley Act with respect to the Company SEC Documents.
(c) The consolidated financial statements of the Company and its consolidated Company Subsidiaries included in the Company SEC Documents (including, in each case, any notes or schedules thereto) and all related compilations, reviews, and other reports issued by the Company’s accountants with respect thereto (the “Company SEC Financial Statements”), have been derived from the accounting books and records of the Company and the Company Subsidiaries and (i) as of their respective dates of filing with the SEC, complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto and except, in the case of the unaudited interim statements, as may be permitted by Form 10-Q and Regulation S-X of the Securities Act), and

(iii) fairly present, in all material respects, the consolidated financial position of the Company and the Company Subsidiaries, as of the respective dates thereof, and the consolidated results of their operations, and, where included, their consolidated stockholders’ equity and their consolidated cash flows for the respective periods indicated (subject, in the case of the unaudited statements, to normal year-end audit adjustments (which are not material in significance or amount) and the absence of notes). No financial statements of any Person other than the Company and the Company Subsidiaries are required by GAAP to be included in the Company SEC Financial Statements. Except as required by GAAP and disclosed in the Company SEC Documents, since the Look-Back Date, the Company has not made or adopted any material change in its accounting methods, practices or policies. To the Knowledge of the Company, as of the date of this Agreement, there are no pending SEC inquiries or investigations, or other inquiries by any Governmental Entities or internal investigations pending or threatened, in each case, regarding the accounting practices of the Company. To the Knowledge of the Company, there is no ongoing internal investigation of the Company regarding revenue recognition or other accounting or auditing issues.
(d) The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the NASDAQ.
(e) Section 3.5(e) of the Company Disclosure Letter sets forth the Indebtedness of the Company and each Company Subsidiary, other than Indebtedness included in the latest Quarterly Report on Form 10-Q in the Company SEC Documents.
(f) Since the Look-Back Date, except as disclosed in the Company SEC Documents, the Company has designed and maintained disclosure controls and procedures and “internal controls over financial reporting” (as such terms are defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) as required by Rules 13a-15 and 15d-15 under the Exchange Act. The Company’s disclosure controls and procedures are designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act. Since the Look-Back Date, the Company’s independent registered public accounting firm has not, and Company management has not, identified or been made aware of any (i) “significant deficiencies” or “material weaknesses” (each as defined in Rule 13a-15(f) of the Exchange Act) in the design or operation of internal controls over financial reporting utilized by the Company or any Company Subsidiary, (ii) any fraud, whether or not material, that involves management or other employees of the Company or any Company Subsidiary who have a significant role in the Company’s internal controls over financial reporting or disclosure controls and procedures or (iii) any claim or allegation regarding any of the foregoing. Since the Look-Back Date, except as disclosed in the Company SEC Documents, no material complaints, allegations, assertions, claims or notifications from any source regarding the Company’s accounting, internal accounting controls or auditing practices, procedures or methods have been reported in writing to the audit committee of the Company Board by the Company’s head of internal audit.
(g) The Company and the Company Subsidiaries do not have any liabilities or obligations of any nature (whether absolute or contingent, asserted or unasserted, known or unknown, primary or secondary, direct or indirect, and whether or not accrued), except (i) those that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect, (ii) as reflected or reserved against in the most recent audited balance sheet included in the Company SEC Financial Statements or the notes thereto, (iii) for liabilities and obligations incurred in the ordinary course of business since the date of the most recent audited balance sheet included in the Company SEC Financial Statements (none of which related to any breach of contract, breach of warranty, tort, infringement, misappropriation, dilution or any other action), and (iv) for liabilities and obligations arising out of or in connection with this Agreement or the Transactions. Neither the Company nor any of the Company Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership, or any similar Contract or arrangement (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any of the Company Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any material “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K of the Exchange Act)), where the result, purpose or intended effect of such Contract or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of the Company Subsidiaries in the Company SEC Financial Statements or other Company SEC Documents.
(h) Since the Look-Back Date, the Company has not dismissed any of its previous independent auditors, and no previous independent auditors of the Company have resigned and Forvis, LLP (formerly Dixon Hughes Goodman LLP) has not resigned or informed the Company that it intends to resign, as independent public accountants of the Company as a result of or in connection with any disagreements with the Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
(i) No attorney representing the Company or any Company Subsidiary, whether or not employed by the Company or any Company Subsidiary, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Company Board or any committee thereof or, to the Company’s Knowledge, to any director or officer of the Company.
Section 3.6 Absence of Certain Changes or Events. Since January 1, 2024, (a) the Company and the Company Subsidiaries have conducted their businesses in all material respects only in the ordinary course and in a manner consistent with past practice, (b) there has not been any Company Material Adverse Effect or any event, change, effect, development, state of facts, condition, circumstance, or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect and (c) except as set forth in Section 3.6 of the Company Disclosure Letter, neither the Company nor any Company Subsidiary has taken any actions which, had such actions been taken after the date of this Agreement and prior to the Closing, would have required the prior written consent of Parent pursuant to Section 5.1.
Section 3.7 Information Supplied. None of the documents required to be filed by the Company with the SEC or required to be distributed or otherwise disseminated to the Company’s stockholders by the Company in connection with the Transactions (the “Company Disclosure Documents”), including the Proxy Statement, if any, to be filed with the SEC in connection with the Merger, and any amendment or supplement thereto, (i) in the case of the Proxy Statement, as amended or supplemented, if applicable, at the date it or any amendment or supplement is mailed to holders of the shares of Company Common Stock and at the time of the Company Stockholders Meeting, if any, and (ii) in the case of any Company Disclosure Document (other than the Proxy Statement), at the time such Company Disclosure Document is filed with the SEC, at any time it is amended or supplemented and at the time of any distribution or dissemination thereof, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by the Company regarding such portions thereof that relate expressly to Parent, Merger Sub, or any of their Subsidiaries or to statements made therein based on information supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference therein). The Company Disclosure Documents and the Proxy Statement (if required to be filed with the SEC) will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.
Section 3.8 Legal Proceedings. Except as set forth on Section 3.8 of the Company Disclosure Letter, there are no, and since the Look-Back Date, there have been no, Proceedings pending, or to the Knowledge of the Company, threatened against the Company or any of the Company Subsidiaries or any of their respective assets, rights, or properties or any of the officers, directors or employees of the Company or Company Subsidiaries. Neither the Company nor any of the Company Subsidiaries nor any of their respective properties, rights, or assets is or are subject to any Order, judgments, or decrees of or settlement agreements with, any Governmental Entity that remain outstanding.
Section 3.9 Compliance with Laws.
(a) Except as set forth on Section 3.9(a) of the Company Disclosure Letter (i) the Company and the Company Subsidiaries are, and have been since the Look-Back Date, in compliance in all material respects with, and not in material default under or in material violation of, all Laws and Orders applicable to the Company, any Company Subsidiary, or any assets owned or used by any of them, (ii) since the Look-Back Date, neither the Company nor any Company Subsidiary has received any notice of, nor are any Proceedings pending or, to the Company’s Knowledge, threatened with respect to, any material violation of any applicable Law or Order, and (iii) since the Look-Back Date, to the Company’s Knowledge, no Governmental Entity has otherwise identified any instance in which the Company or a Company Subsidiary is or may be in violation of any applicable Law or Order.
(b) Except as set forth on Section 3.9(a) of the Company Disclosure Letter, the Company and the Company Subsidiaries are, and have been at all times since the Look-Back Date, in compliance with: (i) United States Foreign Corrupt Practices Act of 1977 (the “Foreign Corrupt Practices Act”), the Anti-Money Laundering Act of 2020, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001, Pub. L. No. 107-56 (2001), the Anti-Kickback Act of 1986 (“Anti-Kickback Act”), Proceeds of Crime Act 2002 (as amended by the Serious Organised Crime and Police Act 2005), the Money Laundering, Terrorist Financing and Transfer of Funds (Information on the Payer) Regulations 2017, the Terrorism Act 2000 (as amended by the Anti-Terrorism, Crime and Security Act 2001 and the Terrorism Act 2006), the U.K Bribery Act, People’s Republic of China Criminal Law and any other United States and foreign Laws concerning corrupt payments or money laundering (collectively, the “Anti-Corruption Laws”), (ii) Sanctions Laws, (iii) International Trade Laws and (iv) Anti-Slavery Laws. Since the Look-Back Date, no officer, employee, director or agent of the Company or any Company Subsidiary has violated any Anti-Corruption Laws, Sanctions Laws or International Trade Laws. Since the Look-Back Date, (i) no charge, Proceeding or investigation by any Governmental Entity with respect to a violation of any Anti-Corruption Laws, Sanctions Laws, International Trade Laws or Anti-Slavery Laws or other similar United States or foreign Law has been asserted or, to the Knowledge of the Company, threatened against the Company, and (ii) the Company has not made any voluntary, mandatory or other disclosure with respect to a possible violation of Anti-Corruption Laws, Sanctions Laws, International Trade Laws or Anti-Slavery Laws.
(c) Neither the Company nor any Company Subsidiaries, officer, manager, independent contractor, employee or other Person acting on behalf of the Company or any Company Subsidiary, is or has at any time since the Look-Back Date been (i) a Sanctioned Person; (ii) organized, resident, or located in a Sanctioned Country; or (iii) engaged in any transactions, dealings, or activities in violation of any Sanctions Laws, International Trade Laws or Anti-Slavery Laws. Except as set forth on Section 3.9(a) of the Company Disclosure Letter, the Company has not received from any Governmental Entity or any Person any notice or allegation, made any voluntary or involuntary disclosure to a Governmental Entity, or conducted any internal investigation or audit concerning any actual or potential violation or wrongdoing, in each case, related to Anti-Corruption Laws, Sanctions Laws, International Trade Laws or Anti-Slavery Laws.
(d) The Company and Company Subsidiaries have implemented, maintained, and adhered to a system of internal controls sufficient in all material respects to provide reasonable assurance that violations of Anti-Corruption Laws, Sanctions Laws, International Trade Laws or Anti-Slavery Laws will be prevented, detected, and deterred.
(e) The Company and Company Subsidiaries have maintained books, records and accounts in reasonable detail to accurately and fairly reflect transactions and disposition of assets in accordance with the Anti-Corruption Laws, Sanctions Laws, International Trade Laws and Anti-Slavery Laws.
(f) Except as set forth on Section 3.9(f) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary produces, designs, tests, manufactures, fabricates, or develops one or more critical technologies as defined at 31 C.F.R. § 800.215.
Section 3.10 Privacy and Data Protection.
(a) The Company and each Company Subsidiary is, and since the Look-Back Date has been, in material compliance with all applicable Laws, regulations, contractual obligations, privacy policies, and binding industry standards concerning the collection, processing, transmission, use, storage, and disposal of Personal Information (the “Privacy Requirements”). No claim, lawsuit, investigation or other formal Proceeding has been asserted or threatened in writing, or to the Knowledge of the Company, orally, alleging a violation of the Privacy Requirements by the Company, any Company Subsidiary or, to the Knowledge of Company, a service provider collecting, processing, storing or using Personal Information on behalf of the Company or any Company Subsidiary.

(b) The Company and each Company Subsidiary has established an information security program (or programs) that satisfies the Privacy Requirements in all material respects and includes not less than reasonable technical, administrative, and physical safeguards designed to: (a) protect the availability, integrity, security, and confidentiality of the Company Information Systems and the data and information stored on the Company Information Systems, including Personal Information (“Company Data”); and (b) protect against unauthorized access to or use or alteration of the Company Information Systems and the Company Data. The Company Information Systems (i) are reasonably sufficient for the immediate needs of the Company and Company Subsidiaries, (ii) operate and perform as required by the Company and Company Subsidiaries in all material respects, and have not suffered any material malfunctions, failures or extended outages since the Look-Back Date, and (iii) to the Knowledge of the Company, are free from any viruses, worms, Trojan horses, bugs, faults, errors, contaminants, spyware and any other disabling or malicious code. None of the material Company Information Systems are dependent upon Software that no longer has security updates available or that is engineered such that future security updates and patches cannot be applied. All available material security patches and updates have been applied to the Company Information Systems and the Company and Company Subsidiaries each have taken commercially reasonable steps to ensure that future security patches and updates will be made available to, and promptly applied to the Company Information Systems.
(c) Except as set forth in Section 3.10(c) of the Company Disclosure Letter, since the Look-Back Date, there have been no instances of unauthorized access, use or disclosure of Company Data in the possession or control of the Company, any Company Subsidiary or, to the Knowledge of Company, any of their respective service providers who process Company Data on behalf of the Company or any Company Subsidiary. Except as set forth in Section 3.10(c) of the Company Disclosure Letter, since the Look-Back Date, neither the Company nor any Company Subsidiary has provided notice to any customers or other Persons of any breach of security relating to, or unauthorized access to or acquisition of, Company Data. The consummation of the Transactions contemplated hereby will not breach or otherwise cause any violation of the Privacy Requirements.
Section 3.11 Permits. The Company and each of the Company Subsidiaries, and to the extent applicable, employees performing work for or on behalf of the Company or any Company Subsidiary with individual Permits, have obtained, and are, and since the Look-Back Date have been, in compliance with all material governmental licenses, grants, permits, variances, clearances, consents, commissions, franchises, exemptions, exceptions, orders, certificates, approvals, billing, and authorizations (“Permits”) necessary for the Company and the Company Subsidiaries to own, lease and operate their properties and assets or to carry on their business as presently conducted, and each of the Permits is valid, subsisting, and in full force and effect, except where the failure to have or maintain such Permit, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. Section 3.11 of the Company Disclosure Letter lists all material Permits used by the Company or any Company Subsidiary or held by the Company or any Company Subsidiary in connection with the ownership of their assets and the operation of their businesses, and each such material Permit is in full force and effect. The operation of the businesses of the Company and the Company Subsidiaries as currently conducted is not, and has not been since the Look-Back Date, in violation of, nor is the Company or any of the Company Subsidiaries in conflict with, or in default or violation under, any Permit, and, to the Knowledge of the Company, no event has occurred which, with notice or lapse of time or both, would constitute a default or violation of any terms, condition, or provision of any Permit, except where such default or violation of such Permit, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. There are no Proceedings pending or, to the Knowledge of the Company, threatened, that seek the revocation, cancellation, or adverse modification of any Permit, except where such revocation, cancellation or adverse modification, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. Since the Look-Back Date (or earlier if not yet fully and finally resolved), neither the Company nor any Company Subsidiaries have received or been subject to any written notice or, to the Knowledge of the Company, any charge, claim, or assertion, in each case alleging any violations of Permits, nor to the Knowledge of the Company, has any such notice, charge, claim, or assertion been threatened. The consummation of the Transactions (i) do not require any Consent of any Person under any material Permit or materially violate the terms of any material Permit and (ii) will not result in the termination or cancellation of any material Permit.
Section 3.12 Company Benefit Plans.
(a) Section 3.12(a) of the Company Disclosure Letter sets forth a true, accurate and complete list of each Company Benefit Plan. The Company has made available to Parent prior to the execution of this Agreement with respect to each Company Benefit Plan true, accurate and complete copies of the following, as relevant: (i) all plan documents and all amendments thereto (or, in the case of any unwritten Company Benefit Plan, a written description thereof), and all related trust or other funding documents; (ii) any currently effective determination letter or opinion letter received from the IRS; (iii) the most recent annual actuarial valuation and the most recent annual report on Form 5500; (iv) the most recent summary plan descriptions and any summaries of material modifications; (v) the most recent financial statements and actuarial or other valuation reports; and (vi) any non-routine correspondence with any Governmental Entity in the past three years.
(b) Except as otherwise set forth in Section 3.12(e) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary nor any ERISA Affiliate sponsors, maintains or contributes to, or during the past six (6) years, has sponsored, maintained, contributed to, or is required to maintain, sponsor or contribute to, or has any actual or contingent liability under: (i) a “multiemployer plan” (as defined in Section 3(37) or 4001(a)(3) of ERISA), (ii) a plan subject to Section 302 or Title IV of ERISA or Section 412 of the Code, including any “single employer” defined benefit plan, (iii) a multiple employer welfare arrangement (as defined in Section 3(40) of ERISA) or (iv) a multiple employer plan within the meaning of Section 4063 or Section 4064 of ERISA or Section 413 of the Code. No Company Benefit Plan is funded by a voluntary employees’ beneficiary association within the meaning of Section 501(c)(9) of the Code.
(c) Each Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified and the plan as currently in effect has received a favorable determination, advisory, or opinion letter to that effect from the Internal Revenue Service and the Company is not aware of any reason why any such determination, advisory, or opinion letter should be revoked or not be reissued.
(d) Each Company Benefit Plan has been maintained in material compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including ERISA and the Code, which are applicable to such Company Benefit Plan. There are no pending or, to the Knowledge of the Company, threatened Proceedings against any Company Benefit Plan, any fiduciary thereof, the Company or any Company Subsidiary. All contributions required to be made by the Company or any of its ERISA Affiliates to any Company Benefit Plan have been made on or before their applicable due dates or, to the extent required by GAAP, adequately reserved in the Company’s records. None of the Company, any of the Company Subsidiaries, any officer of the Company or of any Company Subsidiary or any of the Company Benefit Plans which are subject to ERISA, any trusts created thereunder or any trustee or administrator thereof, has engaged in a nonexempt “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) or any other breach of fiduciary responsibility that could subject the Company, any Company Subsidiary or any officer of the Company or of any Company Subsidiary to any Tax or penalty on prohibited transactions imposed by such Section 4975 of the Code or to any material liability under Section 502(i) or 502(1) of ERISA. Each Company Benefit Plan that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A(d)(1) of the Code is and has been maintained and operated in documentary and operational compliance with Section 409A of the Code or an available exemption therefrom.
(e) Except as otherwise set forth in Section 3.12(e) of the Company Disclosure Letter, there is no current or projected liability in respect of post-employment or post-retirement health or medical or life insurance benefits for retired, former, or current employees of the Company or the Company Subsidiaries, except as required to avoid excise tax under Section 4980B of the Code. Except as otherwise set forth in Section 3.12(e) of the Company Disclosure Letter, no condition exists that would prevent the Company or any of its ERISA Affiliates from amending or terminating any Company Benefit Plan providing health or medical benefits in respect of any current or former employees of the Company or the Company Subsidiaries.
(f) Except as set forth in Section 3.12(f) of the Company Disclosure Letter, neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby shall, whether alone or in combination with any other action of the Company or any of its ERISA Affiliates, (i) result in the accelerated vesting or payment of, or any increase in, or in the funding (through a grantor trust or otherwise) of, any compensation or benefits to any present or former employee, consultant, or director of the Company or any of the Company Subsidiaries, (ii) result in the entitlement of any present or former employee, consultant, or director of the Company or any of the Company Subsidiaries to severance or termination pay or benefits, (iii) limit or restrict the right of the Company to merge, amend, or terminate any of the Company Benefit Plans or (iv) result in any payment, right or benefit that could, individually or in combination with any other such payment, right or benefit constitute an “excess parachute payment”, as defined in Section 280G(b)(1) of the Code. No director, officer, employee, or independent contractor of the Company or any Company Subsidiary is entitled to receive or will receive any gross-up or additional payment for any reason, including but not limited to by reason of the “additional tax” or “excise tax” required by Section 105(h), 409A or 4999 of the Code or otherwise being imposed on such Person.
(g) Each Company Benefit Plan that is a “group health plan” as defined in Section 733(a)(1) of ERISA complies, in all material respects, with the Patient Protection and Affordable Care Act (“PPACA”), the Health Care and Education Reconciliation Act of 2010 (“HCERA”), and all regulations and guidance issued thereunder (collectively, with PPACA and HCERA, the “Healthcare Reform Laws”), and no event has occurred, and no condition or circumstance exists, that could reasonably be expected to subject the Company or any of the Company Subsidiaries or any Company Benefit Plan to any penalties or excise taxes under Sections 4980D or 4980H, of the Code or any other provision of the Healthcare Reform Laws.
Section 3.13 Employee and Labor Matters.
(a) Neither the Company nor any of the Company Subsidiaries is a party to, bound by, or negotiating any collective bargaining agreement, agreement with any works council, or labor contract. Since the Look-Back Date, no labor union, labor organization, trade union, works council, or group of employees of the Company or any of the Company Subsidiaries has made a pending demand for recognition or certification relating to any individuals employed by or otherwise performing services for the Company or any of the Company Subsidiaries (“Company Business Personnel”) and there are no labor union organizing attempts, card signing activity, representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Knowledge of the Company, threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority involving the Company, any Company Subsidiary, or any Company Business Personnel.
(b) Neither the Company nor any Company Subsidiary has engaged in any unfair labor practice with respect to any Company Business Personnel, and there is no unfair labor practice charge, grievance, or other material labor-related or employment-related administrative, arbitral, or judicial complaint, action, investigation, or Proceeding pending or, to the Knowledge of the Company, threatened against the Company or any of the Company Subsidiaries by the National Labor Relations Board, any arbitration body or any other Governmental Entity with respect to the Company Business Personnel. No labor strike, lockout, slowdown, stoppage, picketing, boycott, handbilling, demonstration, leafletting, sit-in, sick-out, lockout, or other form of organized labor disruption affecting the Company or any Company Subsidiary has occurred since the Look-Back Date and, to the Knowledge of the Company, none of the foregoing activities have been threatened against the Company or any Company Subsidiary since the Look-Back Date.
(c) Except as set forth on Section 3.13(c) of the Company Disclosure Letter, the Company and the Company Subsidiaries are and, since the Look-Back Date, have been in compliance with all applicable Laws respecting employment and employment practices, including, without limitation, all Laws respecting terms and conditions of employment, health and safety, equal pay, payment of wages, hours of work, leave, child labor, immigration, employment discrimination, harassment, retaliation, disability rights or benefits, equal opportunity, worker classification, background checks, immigration, collective bargaining, occupational safety and health, hiring, firing, plant closures and layoffs, affirmative action, workers’ compensation, labor relations, unemployment insurance, and employment taxes and withholdings.
(d) Section 3.13(d)(i) of the Company Disclosure Letter sets forth a true, accurate and complete list of each individual employed by the Company or any of the Company Subsidiaries, setting forth the following information for each such employee of the Company or any of the Company Subsidiaries: name or unique identifier, job title or function, date of hire, employing entity, location of employment, annual base salary or hourly wage rate, full-time or part-time status, and exempt or non-exempt status. Section 3.13(d)(ii) of the Company Disclosure Letter sets forth a true, accurate and complete list of each individual engaged by the Company or any of the Company Subsidiaries as an individual independent contractor (as opposed to a third-party vendor that is classified as a 1099 contractor), setting forth the following information for each such contractor of the Company or any of the Company Subsidiaries: the name of such individual, whether such individual has entered into a written agreement regarding their contractor engagement, and, to the extent such individual has not entered into a written agreement regarding their contractor engagement, such individual’s compensation arrangement with the Company or any of the Company Subsidiaries.
(e) Except as set forth on Section 3.13(e) of the Company Disclosure Letter, (i) the employment of each U.S.-based employee of the Company or any of the Company Subsidiaries is terminable by the Company or the applicable Company Subsidiary without any material penalty, severance obligation or other liability incurred by the Company or any of the Company Subsidiaries; and (ii) the engagement of each individual independent contractor of the Company or any of the Company Subsidiaries is terminable by the Company or the applicable Company Subsidiary upon not more than sixty (60) days’ notice without material penalty, severance obligation, or other liability incurred by the Company or any of the Company Subsidiaries.
(f) Each of the Company Business Personnel have all work permits, immigration permits, visas, or other authorizations required by applicable Law for such individual given the duties and nature of such individual’s employment, and the Company or the Company Subsidiaries have on file for each employee of the Company or Company Subsidiaries a Form I-9 that is validly and properly completed in accordance with applicable Law.
(g) Since the Look-Back Date, (i) no Company Business Personnel have been or are being investigated in connection with any misconduct, nor are subject to any disciplinary action in connection with any misconduct, that could reasonably be expected to cause any material damage or harm to the reputation or business of the Company or any of the Company Subsidiaries; and (ii) to the Knowledge of the Company, no Company Business Personnel have engaged in any conduct or cover-up of such conduct, or aided or assisted any other person or entity to engage in any conduct that could cause or has caused any material damage or harm to the reputation or business of the Company, the Company Subsidiaries, or any Company Business Personnel, including but not limited to any conduct constituting sexual misconduct, harassment (including sexual harassment), discrimination, or retaliation.
(h) The Company and the Company Subsidiaries have not failed to provide advance notice of layoffs or terminations of Company Business Personnel as required by the Worker Adjustment and Retraining Notification Act and any comparable state or local law, as amended (“WARN”), nor have the Company or any Company Subsidiaries incurred any material liability or material obligation under WARN.
Section 3.14 Environmental Matters. Except as set forth in Section 3.14 of the Company Disclosure Letter:
(a) (i) Since the Look-Back Date, the Company and each Company Subsidiary is and has been in compliance with all Environmental Laws in all material respects, which compliance includes, but is not limited to, the possession of all Permits and other governmental authorizations under all Environmental Laws (“Environmental Permits”) to operate as currently operated, and compliance with the terms and conditions thereof (and all such Environmental Permits are in full force and effect and will not be adversely affected by the Transactions), (ii) neither the Company nor any of the Company Subsidiaries has received any written communication alleging that the Company or any Company Subsidiary is not in such compliance or is subject any liabilities arising under Environmental Laws, and (iii) there is no reasonable basis for the revocation, adverse modification, or non-renewal of any Environmental Permits held by the Company or any Company Subsidiary, or for the denial of any pending application for, or modification of the proposed terms of, any Environmental Permit necessary for the Company or any Company Subsidiary to operate as currently conducted or planned.
(b) There is no Environmental Claim pending or, to the Knowledge of the Company, threatened against the Company or the Company Subsidiaries, or to the Knowledge of the Company against any Person whose liability for any Environmental Claim the Company or any Company Subsidiary has retained or assumed either contractually or by operation of law.
(c) Neither the Company nor any Company Subsidiary has handled, stored, transported, disposed of, arranged for or permitted the disposal of, Released, or exposed any person to, any Materials of Environmental Concern, or owned or operated any property or facility (and no such property or facility is contaminated by Materials of Environmental Concern), in each case, in a manner that has given or would reasonably be expected rise to any liabilities under Environmental Laws.

(d) Neither the Company nor any Company Subsidiary has, either expressly or by operation of Law, assumed or undertaken any liability, including any obligation for corrective or remedial action, of any other Person relating to Environmental Laws.
(e) To the Knowledge of the Company, there are no past or present actions, activities, circumstances, facts, conditions, events or incidents, including, without limitation, the presence, Release or threatened Release of any Material of Environmental Concern, that would reasonably be expected to form the basis of any Environmental Claim against the Company or any Company Subsidiaries, or against any Person whose liability for such Environmental Claim the Company or any Company Subsidiary has retained or assumed either contractually or by operation of law.
(f) The Company has made available to Parent complete and accurate copies of all material environmental reports, audits, investigations, data, monitoring results, and all other material documents regarding the Company’s or a Company Subsidiary’s, or any of their respective facilities’ or properties’, compliance with, or liabilities or potential liabilities under Environmental Laws, or regarding Environmental Claims pending against any of them.
Section 3.15 Real Property; Assets.
(a) Neither the Company nor any Company Subsidiaries owns, nor has owned any real property since the Look-Back Date.
(b) The Company or Company Subsidiaries, as the case may be, holds a valid and existing leasehold interest in the real property that is leased, subleased, or sub-subleased by the Company or any Company Subsidiary from another Person (the “Leased Real Property”), free and clear of all Liens other than Permitted Liens. The Company has delivered to or made available to Parent a true and complete copy of each lease, sub-lease or other agreement relating to the Leased Real Property, together with all amendments or guarantees related thereto (each, a “Company Lease”). Section 3.15(b) of the Company Disclosure Letter sets forth a true, correct and complete list of all Company Leases, the parties thereto and the expiration dates thereof. Each Company Lease is in full force and effect and is a valid, binding and legally enforceable obligation of the Company or Company Subsidiary, and to the Company’s Knowledge, the applicable landlord or other counterparty of such Company Lease.
(c) The Leased Real Property constitutes all of the real property interests which are (i) currently used in connection with the ownership and operations of the Company and Company Subsidiaries and (ii) necessary and sufficient for the conduct of the business as currently conducted. Other than the Company or Company Subsidiary, as applicable, there are no parties in possession of, or with rights to use or occupy, any portion of any Leased Real Property as lessees, subtenants, tenants at sufferance, or, to the Knowledge of the Company, as trespassers or otherwise. Subject to the terms of the Company Leases, the Company or Company Subsidiary, as applicable, has full right and authority to occupy, use and operate all of the improvements located on such Leased Real Property (such improvements located on such Leased Real Property, the “Facilities”), subject to applicable Law and the Permitted Liens. The Facilities are being used, occupied, and maintained in all material respects by the Company and Company Subsidiaries in accordance with all applicable easements, matters of record, Contracts, Permits, certificates of occupancy, licenses, insurance requirements, restrictions, building setback lines, covenants and reservations, except where the failure to use, occupy or maintain such Facilities in accordance with the foregoing would not reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect. No material casualty, damage or loss has occurred with respect to the Facilities which has not been fully repaired. There is no pending or, to the Knowledge of the Company, threatened condemnation, eminent domain or similar Proceeding or special assessment affecting any of the Leased Real Property, nor has the Company received written notification that any such Proceeding or assessment is being contemplated. Neither the Company nor any Company Subsidiary has received any written correspondence from a Governmental Entity, landlord, or counterparty to a Company Lease that any Leased Real Property (or portion thereof) is in violation of applicable Law or requires any repairs or improvements. The Company has not received any written notice regarding any violation or breach or default pertaining to any Leased Real Property or Company Lease that has not since been cured. Except as set forth Section 3.15(c) of the Company Disclosure Letter, the Transactions contemplated by this Agreement do not require the consent of or notice to any other party to a Company Lease, will not result in a breach of or default under such Company Lease, will not give rise to any recapture or similar rights, and will not otherwise cause such Company Lease to cease to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing.
(d) Except as set forth on Section 3.15(d) of the Company Disclosure Letter, the Company or a Company Subsidiary owns, and has good and marketable title to, or in the case of assets (other than Leased Real Property) leased by the Company or a Company Subsidiary, leases and has a valid and enforceable leasehold interest in, each of the tangible assets owned or leased by the Company or a Company Subsidiary (together, the “Personal Property”), free and clear of all Liens (other than Permitted Liens), except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Personal Property owned or leased by the Company or Company Subsidiaries constitute all of the tangible personal property necessary for the continued operation of the business as currently conducted. Except for normal wear and tear, the Personal Property of the Company and Company Subsidiaries necessary for the continued conduct of their respective businesses are in good operating condition and in a state of reasonable maintenance and repair, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.16 Taxes. Except as set forth in Section 3.16 of the Company Disclosure Letter:
(a) The Company and the Company Subsidiaries have each timely filed (or, as to the Company Subsidiaries, the Company has filed on behalf of such Company Subsidiaries) all Tax Returns required to be filed by it, and all such Tax Returns are true, accurate and complete in all material respects.
(b) The Company and the Company Subsidiaries have paid (or, as to the Company Subsidiaries, the Company has paid on behalf of such Company Subsidiaries) all Taxes required to be paid, whether or not shown to be due on any Tax Returns or has provided (or, as to the Company Subsidiaries, the Company has made provision on behalf of such Company Subsidiaries) adequate reserves in its financial statements (in accordance with GAAP) for any Taxes that have not been paid, whether or not shown as being due on any Tax Returns. Neither the Company nor any of the Company Subsidiaries has incurred any material liability for Taxes since the date of the Company’s most recent financial statement outside of the ordinary course of business or otherwise inconsistent with past practice.
(c) The Company has made available to Parent complete and accurate copies of all federal, state, local, and foreign income, franchise, and other material Tax Returns filed by or on behalf of the Company or any of the Company Subsidiaries for any Tax period ending after December 31, 2020.
(d) The Company and each of the Company Subsidiaries have withheld and timely paid each material Tax required to have been withheld and paid in connection with amounts paid or owing to any Company Business Personnel, creditor, customer, stockholder, or other party (including, without limitation, withholding of Taxes pursuant to Sections 1441 and 1442 of the Code or similar provisions under any state, local, and foreign Laws), and materially complied with all information reporting and backup withholding provisions of applicable Law.
(e) Neither the Company nor any of the Company Subsidiaries has granted any request that remains in effect for waivers of the time to assess any Taxes. Neither Company nor any of the Company Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return other than extensions of time to file Tax Returns obtained in the ordinary course of business consistent with past practice.
(f) No claim for unpaid Taxes has been asserted against the Company or any of the Company Subsidiaries by a Governmental Entity.
(g) There are no Liens for Taxes upon the assets of the Company or any Company Subsidiary, except for Liens for Taxes not yet due and payable or for Taxes that are being disputed in good faith by appropriate Proceedings and with respect to which adequate reserves have been taken.
(h) No audits, suits, Proceedings, investigations, claims, examinations, or other administrative or judicial proceedings are ongoing or pending with respect to any material Taxes of the Company or any of Company Subsidiaries by any Governmental Entity.
(i) Neither the Company nor any of the Company Subsidiaries (A) is or has been a member of a group (other than a group the common parent of which is the Company and/or any Company Subsidiary and includes only the Company and/or Company Subsidiaries) filing a consolidated, combined, affiliated, unitary or similar income Tax Return or (B) has any liability for Taxes of any Person (other than the Company or any Company Subsidiary) arising from the application of Treasury Regulation Section 1.1502-6 (or any analogous provision of state, local or foreign Law) as a transferee or successor, by Contract or otherwise.
(j) Neither the Company nor any of the Company Subsidiaries is a party to or bound by or has any obligation under any Tax sharing or similar agreement or arrangement with any third-parties (other than commercial agreements the primary subject matter of which is not Tax matters) and no Person has raised in writing, or to the Knowledge of the Company, threatened to raise, a claim against the Company or any of the Company Subsidiaries for any breach of any Tax sharing or similar agreement or arrangement.
(k) No written claim has been made by any Governmental Entity in a jurisdiction where the Company or any of the Company Subsidiaries has not filed a Tax Return that it is or may be subject to Tax by such jurisdiction.
(l) Neither the Company nor any of the Company Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (A) change in method of accounting for a taxable period ending on or prior to the Closing Date; (B) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) executed on or prior to the Closing Date; (C) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law); (D) installment sale or open transaction disposition made on or prior to the Closing Date; (E) prepaid amount received on or prior to the Closing Date; or (F) as a result of Section 108(i) of the Code.
(m) Neither the Company nor any of the Company Subsidiaries has requested or is the subject of or bound by any private letter ruling, technical advice memorandum, or similar ruling or memorandum with any Governmental Entity with respect to any material Taxes, nor is any such request outstanding.
(n) None of the Company or any Company Subsidiaries has been a party to any “listed transaction” within the meaning of Section 6011 of the Code and the regulations thereunder or any “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code and Section 1.6011-4(b) of the regulations thereunder.
(o) Neither the Company nor any or any Company Subsidiaries is or has been a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.
(p) Without regard to this Agreement, neither the Company nor any of the Company Subsidiaries has undergone an “ownership change” within the meaning of Section 382 of the Code.
(q) Since the Look-Back Date, none of the Company or any Company Subsidiaries has distributed stock of another Person or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code.
(r) To the Knowledge of the Company, the Company and each Company Subsidiary is in compliance in all material respects with all terms and conditions of any Tax exemption, Tax holiday or other Tax reduction agreement or order (each, a “Tax Incentive”) and to the Knowledge of the Company, the Merger will not have any adverse effect on the continued validity and effectiveness of any such Tax Incentive.
Section 3.17 Company Material Contracts.
(a) Section 3.17(a) of the Company Disclosure Letter sets forth a complete list, as of the date of this Agreement, of each Contract (but excluding any (x) Company Benefit Plan addressed in Section 3.12, (y) Company Lease addressed in Section 3.15(b), and (z) Contract or group of related Contracts that involve expenditures or receipts by the Company or any Company Subsidiary that require payments or yield receipts of less than $250,000 in any twelve (12) month period to which the Company or any Company Subsidiary is a party, or by which they or any of their respective properties or assets may be bound or affected (the Contracts listed on Schedule 3.17(a), the “Company Material Contracts”), that:
(i) is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC);

(ii) imposes any material restriction on the right or ability of the Company or any Company Subsidiary to compete with any other Person or compete in any geographical area or solicit any client or customer;
(iii) imposes any material obligation on the Company or any Company Subsidiary to conduct business with any third party on a preferential or exclusive basis, or that contains a “most favored nation” or similar covenant that, in each case, are material to the business of the Company and the Company Subsidiaries, taken as a whole;
(iv) contains any commitment to make any capital expenditure or to purchase a capital asset in excess of $200,000 per annum;
(v) creates a partnership or joint venture or similar arrangement;
(vi) grants any right of first refusal, right of first offer or similar right with respect to any material assets, rights or properties of the Company or Company Subsidiaries;
(vii) is with a Material Customer or Significant Supplier;
(viii) is a broker, distributor, dealer, manufacturer’s representative, franchise, agency, sales promotion, market research, marketing consulting or advertising Contract;
(ix) constitutes a Government Contract;
(x) is a collective bargaining agreement, employee association agreement or other agreement with any labor union, employee representative group, works council or similar collection of employees;
(xi) constitutes an IP License Agreement or that involves the sale, development or use of any Intellectual Property material to the business, other than any nondisclosure agreements, services agreements with incidental license provisions, in bound commercially available Software-as-a-Service offerings, in bound off-the-shelf software licenses, or non-exclusive Out Bound Licenses to customers entered into in the ordinary course of business and assignments of Intellectual Property to the Company or a Company Subsidiary from an employee or individual independent contractor;
(xii) (A) relates to Indebtedness or to mortgaging, pledging or otherwise placing a Lien on any material portion of the Company’s or any Company Subsidiary’s assets, (B) relates to any factoring, supplier, trade or vendor financing or (C) the Company or any Company Subsidiary has made any loan, advance or capital contribution to another Person under;
(xiii) (A) provided for the acquisition or disposition of any assets (other than acquisitions or dispositions in the ordinary course of business) or business (whether by merger, sale of stock, sale of assets or otherwise) or capital stock or other equity interests of any Person and (B) which contains any outstanding material obligations, including indemnification, guarantee, “earn-out” or other contingent payment obligations, as of the date of this Agreement;
(xiv) is a settlement agreement or similar Contract restricting in any respect the operations or conduct of the Company or any Company Subsidiary;
(xv) constitutes a Company Affiliate Contract or is (A) by and between the Company and any Company Subsidiary, or (B) is by and between the Company or any Company Subsidiary, on the one hand, and any Affiliate of the Company or any Company Subsidiary, on the other hand;
(xvi) is a Contract for the employment of any executive, director, officer or consultant of the Company or Company Subsidiary that provides for compensation in excess of $150,000 per annum;
(xvii) is a Contract for employment between the Company or any Company Subsidiary and any of its or their employees (other than offer letters to “at will” employees issued in the ordinary course of business that do not provide any severance-type benefits);
(xviii) is a Contract that provides for any change of control, severance, transaction bonus or any other post-termination payments or benefits including any that could become payable as a result of the Transactions contemplated hereby; or

(xix) is a Contract between the Company or any Company Subsidiary and any employee leasing agency or professional employer organization for the engagement of employees or other service providers.
(b) All Contracts required to be filed as exhibits to the Company SEC Documents have been so filed in a timely manner.
(c) As of the date hereof, the Company has provided to Parent a true, correct and complete copy of each Company Material Contract and any and all material amendments, modifications and supplements thereto. Each of the Company Material Contracts is valid, binding, and in full force and effect, and in accordance with their terms, constitute a legal, valid, binding and enforceable obligation of the Company or the applicable Company Subsidiary and, to the Knowledge of the Company, each of the other parties thereto, except as limited by Laws affecting the enforcement of creditors’ rights generally or by general equitable principles (whether considered in a proceeding at law or in equity). Except as, individually or in the aggregate, has not had and would not reasonably be expected to have an Company Material Adverse Effect, the Company, or the applicable Company Subsidiary, has performed all obligations required to be performed by it under the Company Material Contracts, and it is not (with or without notice or lapse of time, or both) in breach or default thereunder and, to the Knowledge of the Company, no other party to any Company Material Contract is (with or without notice or lapse of time, or both) in breach or default thereunder. Except as set forth on Section 3.17(c) of the Company Disclosure Letter and for customary commercial discussions occurring in the ordinary course of business consistent with past practice, neither the Company nor any Company Subsidiary is currently participating in any active discussions or negotiations regarding modification of or amendment to any Company Material Contract. Except as set forth on Section 3.17(c) of the Company Disclosure Letter, in the past twelve (12) months preceding the date of this Agreement, no counterparty to a Company Material Contract has (a) cancelled or otherwise terminated or threatened in writing, or, to the Knowledge of the Company, threatened orally, to cancel or otherwise to terminate its relationship with the Company or the Company Subsidiaries, or (b) materially decreased its business with, or threatened in writing to, or to the Knowledge of the Company, threatened orally to, materially decrease its business with the Company or Company Subsidiaries, in each case, except as permitted by the terms of such Company Material Contract or for which such decrease or threatened decrease has not had and would not reasonably be expected to have a Company Material Adverse Effect.
Section 3.18 Intellectual Property.
(a) Section 3.18(a) of the Company Disclosure Letter identifies (i) the name of the applicant/registrant, (ii) the jurisdiction of application/registration, (iii) the application, patent, or registration number, and (iv) any other co-owners, for each item of registered Intellectual Property owned in whole or in part or exclusively licensed by the Company or any Company Subsidiary (each item of registered Intellectual Property hereinafter referred to as the “Registered IP”), along with any material common law trademarks and Software within the Company Intellectual Property. As of the Execution Date, no interference, opposition, reissue, reexamination, or other Proceeding of any nature is pending, threatened in writing or, to the Knowledge of the Company, threatened orally, in which the scope, validity, enforceability, or ownership of any Company IP is being or has been contested or challenged.
(b) The Company or a Company Subsidiary (i) owns all right, title, and interest in and to all Company IP (other than as disclosed on Section 3.18(b) of the Company Disclosure Letter), free and clear of all Liens other than Permitted Liens, and (ii) have the right, pursuant to valid agreements to use all other material Intellectual Property used by the Company or Company Subsidiaries in their respective businesses as currently conducted. The Company and each Company Subsidiary has executed valid and enforceable written agreements with each of its former directors, officers, employees, consultants, and independent contractors who were or are, as applicable, engaged in creating or developing any Company IP, including the Registered IP, for the Company or any Company Subsidiary, pursuant to which each such Person has: (i) agreed to hold all Trade Secrets and confidential information of the Company and Company Subsidiaries in confidence both during and after (subject to the terms of the applicable agreement) such Person’s employment or retention, as applicable; and (ii) presently assigned to the Company or applicable Company Subsidiary all of such Person’s rights, title, and interest in and to all material Intellectual Property, created or developed for the Company or Company Subsidiaries in the course of such Person’s employment or retention thereby. To the Knowledge of the Company, no party thereto is in default or breach of any such agreements.

(c) Except as set forth in Section 3.18(c) of the Company Disclosure Letter, no funding, facilities, or personnel of any Governmental Entity or any university, college, research institute, or other educational institution is being used to create material Intellectual Property used by the Company or Company Subsidiaries in their respective businesses as currently conducted.
(d) Section 3.18(d) of the Company Disclosure Letter sets forth each license agreement pursuant to which the Company or a Company Subsidiary (i) is granted a license under any Intellectual Property owned by any third party that is used by the Company in its business as currently conducted (each, an “In-Bound License”), other than any nondisclosure agreements, services agreements with incidental license provisions, commercially available Software-as-a-Service offerings, or off-the-shelf software licenses, or (ii) grants to any third party a license under any Company IP or Intellectual Property licensed to the Company under an In-Bound License (each, an “Out-Bound License” and together with the In-Bound License, collectively, the “IP License Agreements”), other than any nondisclosure agreements, service agreements with incidental license provision, or non-exclusive Out-Bound Licenses to customers entered into in the ordinary course of business.
(e) The operation of the business of the Company as currently conducted does not infringe any valid and enforceable registered Intellectual Property owned by any other Person, misappropriate or otherwise violate any other Intellectual Property owned by any other Person, or constitute unfair competition, and to the Knowledge of the Company, no Person is infringing, misappropriating, or otherwise violating any Company IP or any Intellectual Property exclusively licensed to the Company. No Proceeding is pending, threatened in writing (or, to the Knowledge of the Company, is threatened in orally) (A) against the Company alleging that the operation of the businesses of the Company infringes or constitutes the misappropriation or other violation of any Intellectual Property of another Person, or unfair competition and (B) by the Company that another Person has infringed, misappropriated, or otherwise violated any of the Company IP or any Intellectual Property exclusively licensed to the Company. Since the Look-Back Date, the Company has not received any written notice or other written communication, or to the Knowledge of the Company, any oral notice or communication, alleging that the operation of the business of the Company or any Company Subsidiary infringes or constitutes the misappropriation or other violation of any Intellectual Property of another Person or constitutes unfair competition.
(f) The Company has taken reasonable security and other measures, including measures against unauthorized disclosure, to protect the secrecy, confidentiality, and value of its Trade Secrets and other confidential technical information. No Trade Secret, know-how, or proprietary information material to the business (with respect to know-how or proprietary information, that has not been publicly disclosed) of the Company as presently conducted has been authorized to be disclosed or, to the Knowledge of the Company, has been actually disclosed by the Company to any Person other than pursuant to a non-disclosure agreement or other agreement restricting the disclosure and use of such Intellectual Property or information.
(g) None of the Company IP or, to the Knowledge of the Company, any material Intellectual Property exclusively licensed to the Company, is subject to any pending or outstanding injunction, directive, order, judgment, or other disposition of dispute that adversely and materially restricts the use, transfer, registration, or licensing by the Company of any such Company IP or material Intellectual Property exclusively licensed to the Company, other than patent prosecution activities being conducted before a Governmental Entity in the ordinary course of business.
(h) None of the Software within the Company IP (“Company Software”) (A) contains any bug, defect, or error (including any bug, defect, or error relating to or resulting from the display, manipulation, processing, storage, transmission, or use of date data) that materially adversely affects the use, functionality, or performance of such Software or any product or system containing or used in conjunction with such Software; or (B) fails to materially comply with any applicable warranty or other contractual commitment relating to the use, functionality, or performance of such Software or any product or system containing or used in conjunction with such Software. No Company Software has incorporated any Open Source Software in a manner that would, or would reasonably be expected to, in any way limit the Company’s or Company Subsidiary’s ability to make, use, distribute and sell such Company Software, require the disclosure of source code to, or require the license on a royalty-free basis of such Company Software. Other than as disclosed on Section 3.18(h) of the Company Disclosure Letter, no source code for any Company Software has been delivered, licensed or made available to any escrow agent or other Person and the Company and Company Subsidiaries are not under any duty or obligation (whether present, contingent or otherwise) to do so in the future.

Section 3.19 Transactions With Affiliates. Except for Company Benefit Plans, Section 3.19 of the Company Disclosure Letter sets forth a true and complete list of the Contracts (each, a “Company Affiliate Contract”) that are in existence as of the date of this Agreement between the Company or any of the Company Subsidiaries, on the one hand, and, on the other hand, any (i) present executive officer or director of the Company or any of the Company Subsidiaries or any person that has served as such an executive officer or director since the Look-Back Date or, to the Knowledge of the Company, any of such officer’s or director’s “immediate family members” (as defined under Item 404 of Regulation S-K), (ii) record or beneficial owner of more than five percent (5%) of the Shares as of the date of this Agreement or (iii) to the Knowledge of the Company, any Affiliate of any such officer, director or owner (other than the Company or any of the Company Subsidiaries), in each case that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act. Any Company Affiliate Contract, as of the time it was entered into and as of the time of any amendment or renewal thereof, contained such terms, provisions and conditions as were at least as favorable to the Company or any of the Company Subsidiaries as would have been obtainable by the Company or the Company Subsidiaries in a similar transaction with an unaffiliated third party.
Section 3.20 Insurance. All of the insurance policies (except those insurance policies constituting Company Benefit Plans) currently maintained by or on behalf of the Company or any Company Subsidiaries with respect to the business and assets of the Company and the Company Subsidiaries (the “Policies”) and all insurance Contracts of the Company and Company Subsidiaries are in full force and effect and are valid and enforceable, and all premiums due thereunder have been paid. The Policies are sufficient for compliance with all applicable Laws and Company Material Contracts, and are, to the Company’s Knowledge, in character and amount similar to that carried by Persons engaged in similar businesses and subject to the same or similar perils or hazards as the Company and the Company Subsidiaries. True and complete copies of all such Policies in effect as of the date hereof have been made available to Parent. Neither the Company nor any of the Company Subsidiaries is in material breach or default, and neither the Company nor any of the Company Subsidiaries have taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a material breach or default, or permit termination or modification of any Policies. Neither the Company nor any Company Subsidiary has made any claim under any such Policy during the two-year period prior to the date of this Agreement, with respect to which an insurer has, in a written notice to the Company or any Company Subsidiary, denied coverage. The Company and the Company Subsidiaries have not received any written notice of cancellation of any of the Policies or insurance Contracts, except for such cancellations that, individually or in the aggregate, have not had and would not reasonably be expected to have, a Company Material Adverse Effect. Except as set forth on Section 3.20 of the Company Disclosure Letter, there are no material outstanding claims under any Policy.
Section 3.21 Customers and Suppliers. Section 3.21 of the Company Disclosure Letter sets forth the ten (10) largest customers (by total aggregate annual revenue received by the Company and the Company Subsidiaries) of the Company and the Company Subsidiaries for each of the (A) twelve (12)-month period ending on December 31, 2023 and (B) the six (6)-month period ending on June 30, 2024 (the “Material Customers”) and the ten (10) largest suppliers (by total aggregate annual spend amounts paid to such suppliers by, or on behalf of, the Company and Company Subsidiaries) (the “Significant Suppliers”) of the Company and Company Subsidiaries for each of (A) the twelve (12)-month period ending on December 31, 2023 and (B) the six (6)-month period ending on June 30, 2024. In the past twelve (12) months preceding the date of this Agreement, no Material Customer or Significant Supplier has (a) cancelled or otherwise terminated or threatened in writing, or, to the Knowledge of the Company, threatened orally, to cancel or otherwise to terminate its relationship with the Company or the Company Subsidiaries, or (b) materially decreased its business with, or threatened in writing to, or to the Knowledge of the Company, threatened orally to, materially decrease its business with the Company or Company Subsidiaries, in each case, except as permitted by the terms of such Contract or for which such decrease or threatened decrease has not had and would not reasonably be expected to have a Company Material Adverse Effect.
Section 3.22 Government Contracts.
(a) Section 3.22(a) of the Company Disclosure Letter sets forth a complete and accurate list of each Contract between the Company or any Company Subsidiary, on the one hand, and any Governmental Entity or any Person that is, to the Company’s Knowledge, a subcontractor of any Governmental Entity, on the other hand, in each case that yields receipts by the Company or any Company Subsidiary of more than $250,000 in any twelve (12) month period (each such Contract, a “Government Contract”).
(b) The Company and each Company Subsidiary has complied in all material respects with (i) all statutory and regulatory requirements where and as applicable to each of the Company’s and each Company

Subsidiary’s Government Contracts and each of the Company’s and each Company Subsidiary’s quotations, bids and proposals for Government Contracts; (ii) all terms and conditions, including all clauses, provisions, specifications, and quality assurance, testing and inspection requirements of the Company’s or Company Subsidiary’s Government Contracts, whether incorporated expressly, by reference or by operation of Law; and (iii) all applicable representations, certifications and disclosure requirements under each of the Company’s and such Company Subsidiary’s Government Contracts and each of the Company’s and such Company Subsidiary’s quotations, bids and proposals for Government Contracts.
(c) (i) Neither the Company, nor any Company Subsidiary, nor any of their respective managers or officers is/are (or since the Look-Back Date has/have been) under administrative, civil or criminal investigation, indictment or information or audit (other than routine audits) with respect to any alleged irregularity, misstatement or omission arising under or relating to any Government Contract, quotation, bid, or proposal that would, individually or in the aggregate, reasonably be expected to result in liability or expense; (ii) within the past three (3) years, neither the Company nor any Company Subsidiary has entered into any consent order or administrative agreement, or undertaken any internal investigation or audit relating directly or indirectly to any Government Contract, quotation, bid, or proposal that has had or would, individually or in the aggregate, reasonably be likely to result in liability or expense; (iii) neither the Company, nor any Company Subsidiary, nor any of their respective managers or officers has/have since the Look-Back Date made any voluntary or involuntary disclosure, including without limitation pursuant to the Department of Defense Fraud Voluntary Disclosure Program or Mandatory Disclosure Rule with respect to any alleged irregularity, misstatement or omission arising under or relating to any Government Contract quotation, bid, or proposal; and (iv) neither the Company, nor any Company Subsidiary has taken any action or failed to take any action that would reasonably be expected to give rise to liability under the Civil or Criminal False Claims Act, the Truth in Negotiations Act, or common law claims based on misrepresentation or unjust enrichment.
(d) None of the Company’s nor any Company Subsidiary’s Government Contracts has been terminated for default.
Section 3.23 Section 203 of the DGCL. Assuming the accuracy of the representations and warranties set forth in Section 4.8, the Company Board has taken all actions so that the restrictions applicable to business combinations contained in Section 203 of the DGCL shall be inapplicable to the execution, delivery, and performance of this Agreement and to the consummation of the Merger, and the other Transactions. No other “control share acquisition,” “fair price,” “moratorium” or other anti-takeover laws (collectively, “Takeover Laws”) enacted under U.S. state or federal laws apply to this Agreement or any of the transactions contemplated hereby.
Section 3.24 Broker’s Fees. Except for Robert W. Baird & Co. Incorporated and Ankura Capital Advisors, LLC, neither the Company nor any of the Company Subsidiaries nor any of their respective officers or directors on behalf of the Company or such Company Subsidiaries has engaged any financial advisor, broker or finder or incurred any liability for any financial advisory fee, broker’s fees, commissions or finder’s fees in connection with any of the transactions contemplated hereby.
Section 3.25 Opinion of Financial Advisors. The Company Board has received the opinion from Ankura Capital Advisors, LLC to the effect that, subject to the assumptions, qualifications, and other matters set forth therein, as of the date thereof, the consideration to be payable to holders of Company Common Stock in the Merger pursuant to this Agreement is fair, from a financial point of view, to such holders.
Section 3.26 No Other Representations or Warranties. Except for the representations and warranties expressly contained in this Article III and the Company Disclosure Letter, each of Parent and Merger Sub acknowledges and agrees that neither the Company nor any Person acting on its behalf made or is making any other express or any implied representations or warranties with respect to (i) the Company or any Company Subsidiaries, any of their businesses, operations, assets, liabilities, condition (financial or otherwise) or prospects, or any other matter relating to the Company or the Company Subsidiaries, or (ii) the accuracy or completeness of any documentation, forecasts, or other information provided by the Company or any Person acting on any of its behalf to Parent or Merger Sub, any Affiliate of Parent, or any Person acting on any of their behalf, and neither Parent nor Merger Sub has relied on any representation or warranty not expressly set forth in this Article III.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Except as otherwise disclosed in a letter (the “Parent Disclosure Letter”) delivered to the Company by Parent on the Execution Date (which Parent Disclosure Letter shall, in each case, specifically identify by reference to sections of this Agreement any exceptions to each of the representations, warranties, and covenants contained in this Agreement; provided, however, that any information set forth in one section of such Parent Disclosure Letter shall be deemed to apply to each other section or subsection thereof or hereof to which its relevance is reasonably apparent on its face), Parent and Merger Sub represent and warrant to the Company as of the Execution Date and as of the Closing Date as follows:
Section 4.1 Organization and Corporate Power. Parent is a limited liability company duly formed and validly existing and in good standing under the Laws of Delaware, and has all requisite limited liability company power and authority to own, lease, and operate its properties and assets and to carry on its business as now being conducted. Merger Sub is a limited liability company duly formed, validly existing and in good standing under the Laws of Delaware and has all requisite limited liability company power and authority to own, lease, and operate its properties and assets and to carry on its business as now being conducted.
Section 4.2 Capitalization of Merger Sub.
(a) Since its date of incorporation, Merger Sub has not carried on any business or conducted any operations other than the execution of this Agreement, the performance of its obligations hereunder and matters ancillary thereto.
(b) Parent owns one hundred percent (100%) of the issued and outstanding equity interests of Merger Sub, free and clear of any Liens.
Section 4.3 Authority; Execution and Delivery; Enforceability; State Takeover Statutes.
(a) Each of Parent and Merger Sub has full limited liability company power and authority to execute and deliver this Agreement, to perform its obligations under this Agreement, and to consummate the Transactions. The execution and delivery by each of Parent and Merger Sub of this Agreement, the performance and compliance by Parent with each of its obligations herein, and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub. Each of Parent and Merger Sub has duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by the Company of this Agreement, this Agreement constitutes Parent’s and Merger Sub’s legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as limited by Laws affecting the enforcement of creditors’ rights generally or by general equitable principles (whether considered in a proceeding at law or in equity).
(b) The Parent Manager, at a meeting duly called and held or pursuant to valid written consent (i) determined that the Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of Parent and its sole member, (ii) approved and declared advisable this Agreement and consummation of the Transactions, including the Merger, by Parent, and (iii) approved the execution, delivery, and performance of this Agreement by Parent and the consummation of the Transactions, including the Merger. Parent, as the sole member of Merger Sub, (i) determined that the Agreement and the Transactions, including the Merger, are advisable, fair to and in the best interests of Merger Sub and its sole member, (ii) approved and declared advisable this Agreement and consummation of the Transactions, including the Merger, by Merger Sub, and (iii) approved the execution, delivery, and performance of this Agreement by Merger Sub and the consummation of the Transactions, including the Merger. Neither the Parent Manager nor Parent has rescinded, modified, or withdrawn such resolutions in any way. No Takeover Laws apply or will apply to Parent or Merger Sub pursuant to this Agreement, the Transactions or the other transactions contemplated hereby.
(c) No vote of holders of any class or series of capital stock of Parent is necessary to approve this Agreement or the Transactions.
Section 4.4 Consents and Approvals; No Conflicts.
(a) The execution, delivery, and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the Transactions do not and will not require any Consent of, or

Filing with, any Governmental Entity, other than (i) the filing and recordation of the Certificate of Merger with the Secretary, (ii) filings, permits, authorizations, consents, notice to and approvals as may be required under (A) the Exchange Act, (B) the Securities Act, (C) the rules and regulations of the NASDAQ, and (D) applicable requirements under foreign qualification, state securities or “blue sky” laws of various states, and (iii) such other Consents of, or Filings with, any Governmental Entity the failure of which to obtain or make has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(b) Neither the execution and delivery of this Agreement by Parent or Merger Sub nor the consummation by Parent or Merger Sub of the Transactions, nor compliance by Parent or Merger Sub with any of the terms or provisions hereof, will (i) contravene, conflict with or result in any violation or breach of the Constituent Documents of Parent or Merger Sub or (ii) assuming that the authorizations, consents and approvals referred to in Section 4.4(a) are duly obtained, (x) contravene, conflict with or result in any violation or breach of any (1) Law or (2) Order, in either case, applicable to Parent or Merger Sub or any of their respective properties or assets, (y) require any Consent, notice or approval under, violate, conflict with, result in the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, give rise to any amendment rights, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Parent or Merger Sub under, any of the terms, conditions or provisions of any material Contract to which Parent or any Parent Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected, except, in the case of the foregoing clause (y), for such violations as, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.
Section 4.5 Information Supplied. None of the information supplied or to be supplied by or on behalf of Parent or Merger Sub specifically for inclusion or incorporation by reference in any Company Disclosure Document (i) in the case of the Proxy Statement, as amended or supplemented, if applicable, at the date it or any amendment or supplement is mailed to holders of the Shares of the Company Common Stock and at the time of the Company Stockholders Meeting, if any, and (ii) in the case of any Company Disclosure Document (other than the Proxy Statement), at the time such Company Disclosure Document is filed with the SEC, at any time it is amended or supplemented and at the time of any distribution or dissemination thereof, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading.
Section 4.6 Legal Proceedings. As of the date hereof, there are no Proceedings pending, or to the Knowledge of Parent, threatened against Parent or Merger Sub or any of their respective assets, rights, or properties or any of the officers or directors of Parent, except, in each case, for those that, individually or in the aggregate, have not had and would not reasonably be expected to have, a Parent Material Adverse Effect. Neither Parent nor Merger Sub nor any of their respective properties, rights, or assets is or are subject to any Order, except for those that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.
Section 4.7 Financial Capability; Financing.
(a) As of the date hereof, Parent and/or its Affiliates have, through a combination of cash on hand, liquid securities, undrawn amounts, and available lines of credit or other committed financing, prior to the Effective Time, sufficient funds to pay the aggregate Merger Consideration contemplated by this Agreement and to perform the other obligations of Parent and Merger Sub contemplated by this Agreement.
(b) Parent has delivered to the Company a correct and complete fully executed copy of the commitment letter, dated as of the Execution Date, among Pelican Energy Partners Base Zero LP, Pelican Energy Partners Base Zero (Parallel) LP and Parent, including all exhibits, schedules, annexes, and amendments to such letter in effect as of the Execution Date (the “Commitment Letter”). Pursuant to, and subject to the terms and conditions of, the Commitment Letter, the lender(s) thereunder has committed to lend the amounts set forth therein, the “Financing”) for the purposes set forth in such Commitment Letter. The Commitment Letter has not been amended, restated, or otherwise modified or waived prior to the execution and delivery of this Agreement, and the respective commitments contained in the Commitment Letter have not been withdrawn, rescinded, amended, restated, or otherwise modified in any respect prior to the execution and delivery of this Agreement. As of the execution and delivery of this Agreement, the Commitment Letter is in full force and effect and constitutes the legal, valid, and binding obligation of each of Parent and each of the other parties thereto, enforceable in accordance with its terms against Parent and each of the other parties thereto, except as limited by Laws affecting the enforcement of creditors’ rights generally, by general equitable principles, or by the discretion of any Governmental Entity before which any Proceeding seeking enforcement may be brought. There are no conditions precedent or contingencies (including pursuant to any “flex” provisions) related to the funding of the full amount of the Financing pursuant to the Commitment Letter, other than as expressly set forth in the Commitment Letter. As of the Execution Date, (i) no event has occurred which would constitute a breach or default (or an event which with notice or lapse of time or both would constitute a default) or result in a failure to satisfy a condition precedent, in each case, on the part of Parent or any other party to the Commitment Letter, under the Commitment Letter, and (ii) Parent does not have any reason to believe that any of the conditions to the Financing will not be satisfied.
Section 4.8 Company Capital Stock. Neither Parent nor any of Parent’s controlled Affiliates directly or indirectly owns, and at all times since the Look-Back Date, neither Parent nor any of Parent’s controlled Affiliates has owned, beneficially or otherwise, any shares of Company Capital Stock or any securities, contracts, or obligations convertible into or exercisable or exchangeable for shares of the Company Capital Stock. Neither Parent nor Merger Sub has enacted or will enact a plan that complies with Rule 10b5-1 under the Exchange Act covering the purchase of any of the shares of the Company Capital Stock. As of the date hereof, none of Parent, Merger Sub or any of their respective “affiliates” or “associates” is, or has been since the Look-Back Date, an “interested stockholder” (as such terms are defined in Section 203 of the DGCL) of the Company. None of Parent, Merger Sub or any of their respective “affiliates” or “associates” “own” (or has “owned” since the Look-Back Date) any “voting stock” (as such terms are defined in Section 203 of the DGCL) or other securities of the Company or options, warrants or other rights to acquire “voting stock” or other securities of, or other economic interests in, the Company.
Section 4.9 No Foreign Control. No foreign Governmental Entity or representative of a foreign Governmental Entity; no business enterprise or other entity organized, chartered or incorporated under the Laws of any country other than the United States or its territories; nor any person who is not a citizen or national of the United States (each a “Foreign Interest”) (a) individually or in the aggregate with other Foreign Interests, owns or has a beneficial ownership of five percent (5%) or more of either Parent or Merger Sub or, if neither Parent nor Merger Sub issues stock or other equity interests, indirectly or directly, subscribed for five percent (5%) or more of either Parent’s and Merger Sub’s total capital commitment, or (b) has the power, direct or indirect, whether or not exercised, and whether or not exercisable through the direct or indirect ownership of either Parent or Merger Sub, by contractual arrangements or other means, to direct or decide matters affecting the management or operations of either Parent or Merger Sub. Neither Parent nor Merger Sub, directly or indirectly through subsidiaries, owns five percent (5%) or more of any Foreign Interest. Each of Parent and Merger Sub acknowledge that the Company shall not have liability for any breach of any representation or warranty to the extent such breach results from either Parent or Merger Sub having any direct or indirect foreign ownership of five percent (5%) or more.
Section 4.10 Broker’s Fees. Neither Parent nor Merger Sub nor any of their respective officers or directors, on behalf of Parent or Merger Sub, has engaged any financial advisor, broker or finder or incurred any liability for any financial advisory fee, broker’s fees, commissions or finder’s fees in connection with any of the transactions contemplated hereby.
Section 4.11 Independent Investigation; Non-Reliance.
(a) Each of Parent and Merger Sub (i) has conducted its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, the business, assets, condition, operations and prospects of the Company and the Company Subsidiaries, and (ii) has been furnished with or given access to such documents and information about the Company and the Company Subsidiaries and their respective businesses and operations as it and its Representatives and advisors have deemed necessary to enable it to make an informed decision with respect to the execution, delivery and performance of this Agreement and the transactions contemplated hereby. Each of Parent and Merger Sub acknowledges that it has received access to such materials relating to the business of the Company and the Company Subsidiaries that it has requested and has been afforded the opportunity to meet with the management of the Company and the Company Subsidiaries, to discuss the business and assets of the Company and the Company Subsidiaries and to otherwise evaluate the merits of the transactions contemplated by this Agreement.
(b) In entering into this Agreement, each of Parent and Merger Sub has relied solely upon its own investigation and analysis and the representations and warranties of the Company expressly contained in

Article III and the Company Disclosure Letter, and each of Parent and Merger Sub acknowledges and agrees that, other than as set forth in Article III of this Agreement and the Company Disclosure Letter, none of the Company or any of its directors, officers, employees, Affiliates, stockholders, consultant, advisor or other representative of such Person (including legal counsel, accountants and financial advisors) (each, a “Company Agent”) makes or has made any representation or warranty, either express or implied, (x) as to the accuracy or completeness of any of the information provided or made available to Parent, Merger Sub, and/or any of their respective directors, officers, employees, Affiliates, stockholders, members, consultant, advisor or other representative of such Person (including legal counsel, accountants and financial advisors) (each, a “Parent Agent”), lenders or Affiliates prior to the execution of this Agreement or (y) with respect to any projections, forecasts, estimates, plans or budgets of future revenues, expenses or expenditures, future results of operations (or any component thereof), future cash flows (or any component thereof) or future financial condition (or any component thereof) of the Company heretofore delivered to or made available to each of Parent and Merger Sub or any of their respective Parent Agents, lenders or Affiliates, and neither Parent nor Merger Sub has relied on any representation or warranty not expressly set forth in this Article III and the Company Disclosure Letter. Without limiting the generality of the foregoing, other than as set forth in this Agreement, none of the Company or any Company Agent has made, and shall not be deemed to have made, any representations or warranties in the materials relating to the business, assets or liabilities of the Company made available to each of Parent and Merger Sub, including due diligence materials, memorandum or similar materials, or in any presentation of the business of the Company by management of the Company or others in connection with the Transactions, and no statement contained in any such materials or made in any such presentation shall in and of itself be deemed a representation or warranty hereunder or otherwise or deemed to be relied upon by each of Parent and Merger Sub in executing, delivering and performing this Agreement and the Transactions. Without limiting the generality of the foregoing, each of Parent and Merger Sub acknowledges that no representations or warranties are made with respect to any projections, forecasts, future estimates, future budgets or forward-looking information about the Company that may have been made available to each of Parent and Merger Sub or any of its representatives, in each case, except for the representations and warranties of the Company.
Section 4.12 No Other Representations or Warranties. Except for the representations and warranties expressly contained in this Article IV, the Company acknowledges that neither Parent, Merger Sub, nor any Person acting on their behalf made or is making any other express or any implied representations or warranties in this Agreement with respect to (i) Parent or Merger Sub, any of their businesses, operations, assets, liabilities, condition (financial or otherwise) or prospects or any other matter relating to Parent or Merger Sub, or (ii) the accuracy or completeness of any documentation, forecasts, or other information provided by Parent or any Person acting on its behalf to the Company, any Affiliate of the Company, or any Person acting on any of their behalf, and the Company has not relied on any representation or warranty not expressly set forth in this Article IV.
ARTICLE V

COVENANTS
Section 5.1 Company Conduct of Business Prior to the Effective Time. Except as expressly contemplated by this Agreement, during the period from the Execution Date to the Closing or, in the event this Agreement is terminated earlier in accordance with Article VII, then the date of such termination (the “Interim Period”), unless Parent otherwise agrees in writing, the Company shall, and shall cause the Company Subsidiaries to, conduct its business in the ordinary course consistent with past practice and in material compliance with all applicable Laws and use reasonable best efforts to (i) preserve intact its present business organization, operations, goodwill and assets, including its Leased Real Property, Personal Property and Contracts, (ii) maintain in effect all necessary and material licenses, Permits, consents, franchises, approvals, and authorizations, (iii) maintain its relationships with its employees, customers, lenders, suppliers, vendors, licensors, licensees, Governmental Entities and others having material business or regulatory relationships with the Company or any Company Subsidiary, and (iv) keep and maintain the records of the Company and Company Subsidiaries in the ordinary course consistent with past practice. Without limitation of any provisions of this Section 5.1, nothing in this Agreement shall, directly or indirectly, give any Party control over any other Party’s operations, business, or decision-making before the Closing, and control over all such matters shall remain vested in the relevant Party, subject to the terms and conditions of this Agreement. In addition to and without limiting the generality of the foregoing, except (A) as listed on Section 5.1 of the Company Disclosure Letter, (B) as otherwise required by this Agreement, (C) as required by Law, from the date hereof until the earlier of the Closing or the termination of this Agreement in accordance with Article VII, without the prior written consent of Parent, the Company shall not, and shall not permit any Company Subsidiary to:
(a) amend, adopt any amendment or modification, or propose any amendment or modification to its or any Company Subsidiary’s Constituent Documents;
(b) make, declare, set aside or pay any stockholder dividend or other distribution, except for any dividend or distribution by a wholly owned Company Subsidiary to the Company or another wholly owned Company Subsidiary;
(c) merge or consolidate with any other Person, liquidate, dissolve, wind-up or adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization;
(d) make any acquisition of (whether by merger, consolidation, acquisition of stock, acquisition of all or substantially all of the assets, formation of a joint venture or otherwise), or make any investment in any interest in, any Person or division thereof or any property or assets of any Person, in each case except inventory, raw materials, equipment, spare parts and other business supplies, in each case, in the ordinary course of business;
(e) sell, lease, license, encumber, subject to a Lien (other than a Permitted Lien) or otherwise surrender, relinquish, dispose of, transfer, swap, exchange, abandon, allow to lapse or expire any assets or property of the Company or any Company Subsidiary, other than (i) disposals of assets or properties in the ordinary course of business consistent with past practice having a fair market value in an amount not in excess of $100,000 in the aggregate or (ii) disposals of any assets or property between or among (A) the Company and another wholly owned Company Subsidiary and (B) any wholly owned Company Subsidiary and another wholly owned Company Subsidiary;
(f) (i) issue, sell, grant, pledge or otherwise encumber any shares of its capital stock or other securities (including any options, warrants, Company RSUs, Company PSUs or any similar security exercisable for, or convertible into, such capital stock or other security) other than Permitted Liens or enter into any amendment of any term of any of its outstanding securities, (ii) adjust, split, reverse split, combine or reclassify any shares of capital stock or any other equity interests of the Company or any Company Subsidiary or (iii) purchase or redeem any shares of capital stock or any other equity interests of the Company or any Company Subsidiary or any rights, warrants or options to acquire any such shares or interests, other than (A) any such purchases or redemptions by a wholly owned Company Subsidiary with respect to such Company Subsidiary’s own capital stock or other equity interests or (B) in connection with the vesting of Company RSUs or Company PSUs described in Section 3.2(b) of the Company Disclosure Letter (including in connection with any required withholding Taxes related to such exercise or vesting);
(g) other than in connection with the payoff of the Lind Note, (i) incur, guarantee, endorse or assume or otherwise become liable for (whether directly, contingently or otherwise) any Indebtedness, (ii) enter into financial swaps, futures or options involving an interest rate, foreign exchange or commodity or (iii) issue or sell any debt securities or any rights to acquire any debt securities, or make any loans, advances or capital contributions to, or investments in, any Person;
(h) enter into, amend or modify any collective bargaining agreement or other agreement with a labor union, works council or similar organization;
(i) except as required pursuant to the terms of any Company Benefit Plan in effect as of the date hereof, or as otherwise required by applicable Law, (A) grant or provide, or commit to grant or provide, any bonuses, incentive compensation, severance or termination payments or transaction or change of control bonuses or benefits to any current or former director, officer, employee, consultant or independent contractor of the Company or any Company Subsidiaries, (B) increase the compensation or benefits of any (x) current or former director or officer of the Company or any Company Subsidiaries, or (y) employee, consultant or independent contractor of the Company or any Company Subsidiaries, (C) establish, adopt, terminate, supplement or amend any Company Benefit Plan or any plan, program, arrangement, practice or agreement that would be a Company Benefit Plan if it were in existence on the date hereof, (D) amend the terms of any outstanding Company RSUs or Company PSUs or other Company equity or equity-based awards, (E) take any action to accelerate the vesting or payment, or fund or in any other way secure the payment, of compensation or benefits under any Company Benefit Plan, (F) change any actuarial or other assumptions used to calculate funding obligations with respect to any Company Benefit Plan or change the manner in which contributions to such plans are made or the basis on which such contributions are determined, except as may be required by U.S. GAAP, (G) forgive or grant any loans to directors, officers, employees, consultants, or independent contractors of the Company or any Company Subsidiaries, or (H) hire or terminate (other than for cause) any (x) director or officer of the Company or any Company Subsidiary or (y) any employee, consultant or independent contractor of the Company or any Company Subsidiaries, other than employees, consultants or independent contractors hired in the ordinary course of business with an annual base salary or fee that is no greater than $150,000;
(j) materially change any historical working capital practice, including accelerating any collections of cash or accounts receivables or deferring or delaying accounts payable;
(k) change any method of accounting or accounting principles or practices followed by the Company or any Company Subsidiary, except for any such change required by a change in U.S. GAAP or applicable Law;
(l) (A) make, change or revoke any Tax election; (B) change any material method of Tax accounting; (C) change any Tax accounting period; (D) file any material amended Tax Return, (E) settle or compromise any Proceeding, audit, examination or investigation relating to Taxes; (F) enter into any closing agreement within the meaning of Section 7121 of the Code (or any similar provision of state, local or foreign Law) with respect to any amount of Tax (G) surrender or allow to expire any claim for a refund of a material amount of Taxes; or (H) consent to any extension or waiver of any limitation period with respect to any material claim or assessment for Taxes;
(m) settle, release, waive or compromise any existing or pending legal Proceeding, unless such settlement, release, waiver or compromise (i) involves solely monetary payments that do not exceed $100,000, (ii) does not impose any material restriction on the business of the Company or any Company Subsidiary, (iii) does not involve an admission of guilt or liability by the Company or Company Subsidiary, (iv) does not relate to any litigation by the Company’s stockholders in connection with this Agreement or the Transactions, and (v) is not with respect to a Proceeding in which a Governmental Entity is adverse to the Company or any Company Subsidiary;
(n) disclose or permit to disclose any Trade Secrets or confidential information of the Company and the Company Subsidiaries to any Person, other than in the ordinary course of business consistent with past practice to Persons who are under a contractual obligation to maintain the confidentiality of such information;
(o) (A) terminate, modify in any material respect, cancel or fail to renew, other than in the ordinary course of business, any insurance Policy set forth on Section 3.20 of the Company Disclosure Letter without replacing such coverage with a comparable amount of insurance coverage to the extent available on commercially reasonable terms;
(p) (A) terminate, suspend, fail to renew or allow to lapse any of the Company’s or Company Subsidiaries’ material Permits or (B) amend any material Permit if doing so would reasonably be expected to be materially adverse to the Company and the Company Subsidiaries, taken as a whole;
(q) (i) enter into any new Contract that would have been a Company Material Contract if it had been entered into prior to the date of this Agreement (other than purchase orders or service orders entered into in the ordinary course of business) or (ii) amend, supplement, cancel or terminate any Company Material Contract or waive or fail to enforce any of the terms thereof that are for the benefit of the Company or any Company Subsidiary;
(r) enter into any new line of business outside its existing lines of business as of the date hereof;
(s) enter into, amend or modify the terms of any Company Affiliate Contract or any Contract with any Person covered under Item 404 of Regulation S-K under the Securities Act or make any payment to any Person covered under Item 404 of Regulation S-K under the Securities Act (other than payments, transactions or benefits pursuant to Contracts of Company Benefit Plans made available to Parent prior to the date hereof), or otherwise permitted by Section 5.1(i);
(t) other than in connection with the payoff of the Lind Note, cancel any material Indebtedness or material claim or waive any material claim or rights of the Company or any of the Company Subsidiaries;
(u) make or authorize any new capital expenditures other than capital expenditures to the extent expressly set forth on Section 5.1(u) of the Company Disclosure Letter; or
(v) agree or commit to do any of the foregoing.

Section 5.2 No Solicitation.
(a) As of the Execution Date, the Company shall immediately cease, and shall cause the Company Subsidiaries to cease, and shall use its reasonable best efforts to cause its and their Representatives to immediately cease and cause to be terminated, any activities, solicitations, discussions or negotiations with any Person that may be ongoing with respect to a Takeover Proposal. The Company also agrees that it will promptly (and in any event within two (2) Business Days of the date hereof) (i) request each Person (other than Parent, Merger Sub and their respective Representatives and designees) that has prior to the date hereof executed a confidentiality agreement in connection with its consideration of acquiring the Company to return or destroy all confidential information furnished to such Person or any of its Affiliates or Representatives by or on behalf of it or any of its Subsidiaries prior to the date hereof and (ii) terminate any access to any data room (electronic or otherwise) previously provided to any such Person, its Affiliates or its or their respective Representatives, including but not limited to access to the Data Room. During the Interim Period, the Company shall not, nor shall it permit any Company Subsidiary to, nor shall it authorize or permit, and shall use its reasonable best efforts to cause its and their Representatives not to, directly or indirectly, (i) solicit, initiate, or knowingly encourage or knowingly facilitate (including by way of furnishing information), or take any other action designed to facilitate, any expression of interest, inquiry or the making of any offer or proposal which constitutes, or may reasonably be expected to lead to, any Takeover Proposal, (ii) execute or enter into any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement, or other commitment, agreement, arrangement, or understanding relating to any Takeover Proposal (other than an Acceptable Confidentiality Agreement), (iii) enter into, continue, encourage or otherwise participate or engage in any discussions or negotiations regarding any Takeover Proposal, (iv) (A) provide or afford access to its properties, assets, books and records, or personnel, or (B) furnish to any Person any material non-public information in connection with, or relating to, any Takeover Proposal, or the making thereof, or any inquiry or proposal with respect thereto, (v) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any proposal that constitutes a Takeover Proposal, (vi) fail to enforce or grant any waiver or release under any “standstill” or similar agreement with respect to any class of securities of the Company or any of the Company Subsidiaries, or confidentiality agreement to the extent that such provision prohibits or purports to prohibit a confidential proposal being made to the Company Board unless the Company Board determines in good faith (after consultation with its outside legal advisors) that the failure to do so would be inconsistent with its fiduciaries duties pursuant to applicable Law, or (vii) authorize, agree or commit to do any of the foregoing.
(b) Notwithstanding the foregoing Section 5.2(a), if, prior to receipt of the Company Stockholder Approval, the Company receives a written, unsolicited, bona fide Takeover Proposal that did not arise, directly or indirectly, from a material breach of this Section 5.2, and the Company Board (or a committee thereof) determines in good faith, after consultation with outside legal counsel and financial advisors, based on information then available, that (1) such Takeover Proposal either constitutes a Superior Proposal or is reasonably expected to lead to a Superior Proposal, and (2) a failure to take action with respect to such Takeover Proposal would be inconsistent with its fiduciary duties (it being understood that, for all purposes of this Agreement, references to fiduciary duties of the Company Board refers to the duties of directors) to the Company and its stockholders under applicable Law, then the Company may, in response to such Takeover Proposal, and subject to compliance with Section 5.2(e), (A) furnish information with respect to the Company to the party making such Takeover Proposal pursuant to a confidentiality agreement that contains provisions not less favorable to the Company in all material respects than those contained in the Confidentiality Agreement (an “Acceptable Confidentiality Agreement”); provided, that a copy of all such information not previously provided to Parent (or its Representatives) is provided to Parent as promptly as reasonably practicable (but in any event within forty-eight (48) hours) after such information has been furnished to such party (or its Representatives), and (B) engage in discussions or negotiations with such party regarding such Takeover Proposal or Superior Proposal; provided that, notwithstanding anything to the contrary in this Section 5.2, if the Company receives a Takeover Proposal or any inquiry, proposal or offer with respect to, or that could reasonably be expected to lead to, a Takeover Proposal, the Company may seek clarification of the terms and conditions thereof so as to determine whether such Takeover Proposal or any inquiry, proposal or offer with respect to, or that could reasonably be expected to lead, to a Takeover Proposal constitutes a Superior Proposal or is reasonably expected to lead to a Superior Proposal. It is agreed that any material violation of the restrictions set forth in this Section 5.2 by any officers, directors or employees or any Affiliate, investment banker, financial advisor, attorney, accountant, or other Representative of the Company or any of the Company Subsidiaries shall be deemed to be a breach of this Section 5.2 by the Company.
(c) Except as expressly permitted in this Section 5.2(c), neither the Company Board nor any committee thereof shall (i) (A) withhold, withdraw, or modify or qualify, or propose publicly to withhold, withdraw, or modify or qualify the Company Recommendation, (B) take any other action or make any other statement in connection with the Transactions inconsistent with the Company Recommendation, (C) approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any Takeover Proposal, (D) take any formal action or make any recommendation in connection with a tender or exchange offer, other than a recommendation against such offer or a “stop, look and listen” communication by the Company Board to the Company’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication), or (E) fail to include the Company Recommendation in the Proxy Statement (any action in this Section 5.2(c) being referred to as an “Adverse Recommendation Change”), or (ii) adopt or approve, or publicly propose to adopt or approve, cause, authorize or allow the Company or any Company Subsidiary to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement, other agreement relating to any Takeover Proposal or other similar agreement, arrangement or understanding other than an Acceptable Confidentiality Agreement in accordance with Section 5.2(b) (each, an “Alternative Transaction Agreement”) (A) constituting or that could reasonably be expected to lead to or otherwise relates to any Takeover Proposal or (B) requiring it to abandon, terminate or fail to consummate the Merger and the other Transactions contemplated by this Agreement.
(d) Notwithstanding the foregoing, prior to receipt of the Company Stockholder Approval, the Company Board may (in each case, subject to compliance with this Section 5.2(c) and to compliance with Section 5.2(a) and Section 5.2(e)) effect an Adverse Recommendation Change and, subject to compliance with Section 7.1(c)(i), terminate this Agreement in order to enter into a binding agreement for a Superior Proposal if it pays, or causes to be paid, to Parent the Company Termination Fee payable pursuant to Section 7.3(c) and: (A) a written, unsolicited, bona-fide Takeover Proposal is or has been made to the Company by a third party that was not related to or arising from, directly or indirectly, a breach of this Section 5.2 and such Takeover Proposal is not withdrawn; (B) the Company Board determines in good faith, after consultation with the Company’s outside financial advisors and outside legal counsel, that such Takeover Proposal constitutes a Superior Proposal; (C) the Company Board determines in good faith, after consultation with the Company’s outside legal counsel, that the failure to make an Adverse Recommendation Change or terminate this Agreement would be inconsistent with its fiduciary duties to the Company and its stockholders under applicable Law; (D) the Company Board provides Parent at least five (5) Business Days’ prior written notice of its intention to take such action, which notice shall include the information with respect to such Superior Proposal that is specified in Section 5.2(e), as well as a copy of such Takeover Proposal; (E) during the five (5) Business Days following such written notice (or such shorter period as is specified below), the Company Board and its Representatives have negotiated in good faith with Parent (to the extent Parent wishes to negotiate) regarding any revisions to the terms of the transactions contemplated hereby proposed by Parent in response to such Superior Proposal; and (F) at the end of the five (5) Business Day period described in the foregoing clause (E) (or such shorter period as is specified below), the Company Board determines in good faith, after consultation with the Company’s (x) outside legal counsel and financial advisors (and taking into account any adjustment or modification of the terms of this Agreement proposed in writing by Parent), that the Takeover Proposal continues to be a Superior Proposal and (y) outside legal counsel, that the failure to make such Adverse Recommendation Change or terminate this Agreement would be inconsistent with the exercise by the Company Board of its fiduciary duties to the Company and its stockholders under applicable Law. Any material amendment or modification to any Superior Proposal will be deemed to be a new Takeover Proposal for purposes of this Section 5.2; provided, however, that the notice period and the period during which the Company Board and its Representatives are required to negotiate in good faith with Parent (to the extent Parent wishes to negotiate) regarding any revisions to the terms of this Agreement proposed by Parent in response to such new Takeover Proposal pursuant to clauses (D)-(F) above shall expire on the later to occur of (x) two (2) Business Days after the Company Board provides written notice of such new Takeover Proposal to Parent or (y) the end of the original four (4) Business Day period described in clauses (D)-(F) above.

(e) In addition to the obligations of the Company set forth in Section 5.2(a), Section 5.2(b), and Section 5.2(c), the Company shall promptly, and in any event no later than twenty-four (24) hours after it receives any Takeover Proposal, advise Parent orally and in writing of any request for confidential information in connection with a Takeover Proposal or with respect to any Takeover Proposal, the material terms and conditions of such request or Takeover Proposal, and shall keep Parent promptly advised of all changes to the material terms of any such Takeover Proposal. The Company shall, prior to or concurrently with the time it is provided to any third Persons, provide to Parent any non-public information concerning the Company and the Company Subsidiaries that the Company provides (including through its Representatives) to any third Person in connection with any Takeover Proposal after the date hereof that was not previously provided to Parent. The Company shall promptly (but in no event later than forty-eight (48) hours after receipt) provide to Parent unredacted copies of all material correspondence and written materials (whether or not electronic) sent or provided to the Company or any of its Subsidiaries that describes any terms or conditions of such Takeover Proposal, including any proposed transaction agreements (along with all schedules and exhibits thereto and any financing commitments related thereto).
(f) Nothing contained in this Section 5.2 shall prohibit the Company from (i) taking and disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a), Rule 14d-9, or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, (ii) making any disclosure to the stockholders of the Company that is required by applicable Law, or (iii) making any “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the Exchange Act; provided that any such action that would otherwise constitute an Adverse Recommendation Change shall be made only in accordance with Section 5.2(c) (it being understood and agreed that any such communication that expressly reaffirms the Company Recommendation shall be deemed not to be an Adverse Recommendation Change).
(g) The Company agrees that it will take the necessary steps promptly to inform its Company Subsidiaries and its officers, directors, investment bankers, consultants, attorneys, accountants, and other representatives of the obligations undertaken in this Section 5.2.
Section 5.3 Proxy Statement.
(a) As promptly as reasonably practicable (and in any event within twenty (20) Business Days) following the date hereof, the Company shall, with the reasonable assistance of Parent, prepare, and the Company shall file with the SEC, a proxy statement relating to the adoption of this Agreement by the stockholders of the Company (as amended or supplemented from time to time, the “Proxy Statement”). The Proxy Statement shall include the written opinion of Ankura Capital Advisors, LLC, dated August 7, 2024 that as of the date of such opinion and based on and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken in preparing such opinion as set forth therein, the Merger Consideration is fair, from a financial point of view, to the holders of the Shares (other than Excluded Shares). The Company shall include the Company Recommendation in the Proxy Statement. Parent and the Company shall reasonably cooperate with one another in connection with the preparation of the Proxy Statement and Parent shall furnish all information concerning Parent and Merger Sub as the Company may reasonably request in connection with the preparation of the Proxy Statement that is required by the Exchange Act or other applicable Law to be set forth in the Proxy Statement. The Company shall use reasonable best efforts to resolve all SEC comments with respect to the Proxy Statement and have the Proxy Statement cleared by the SEC as promptly as reasonably practicable after such filing. The Company shall cause the Proxy Statement to be mailed to the stockholders of the Company as of the record date established for the Company Stockholders’ Meeting as promptly as reasonably practicable (but in any event no more than ten (10) Business Days) after the Proxy Statement is cleared by the SEC.
(b) Parent shall provide to the Company, as necessary, an amendment or supplement to Company of the information relating to Parent or Merger Sub supplied by it in writing specifically for inclusion in the Proxy Statement, at the time of the mailing of the Proxy Statement or any amendments or supplements thereto, and at the time of the Company Stockholders’ Meeting, to the extent necessary so that such information, as so amended or supplemented, does not contain any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) Assuming Parent’s compliance with its obligations pursuant to Section 5.3(b), the Company shall cause the Proxy Statement, at the time of the mailing of the Proxy Statement or any amendments or supplements thereto, and at the time of the Company Stockholders’ Meeting, (i) not to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading and (ii) to comply as to form and substance in all material respects with the Exchange Act.
(d) The Company shall promptly notify Parent of the receipt of any comments of the SEC with respect to the Proxy Statement and of any request by the SEC for any amendment or supplement thereto or for additional information and shall promptly provide Parent with copies of all correspondence between the Company and the SEC with respect to the Proxy Statement (including a summary of any oral conversations). The Company, Parent and Merger Sub shall each use their reasonable best efforts to promptly provide responses to the SEC with respect to all comments of the SEC received on the Proxy Statement. All filings by the Company with the SEC and all mailings to the stockholders of the Company in connection with the Merger and the other Transactions contemplated hereby, including the Proxy Statement and any amendment or supplement thereto, and any responses to any comments from the SEC with respect thereto, shall be subject to the reasonable prior review and comment of Parent and its counsel and the Company shall consider any comments from Parent in good faith.
(e) If at any time prior to the Effective Time any information relating to the Company, Parent or Merger Sub, or any of their respective Affiliates, directors or officers, is discovered by the Company, Parent or Merger Sub, which should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Parties and an appropriate amendment or supplement describing such information shall be prepared and promptly filed with the SEC and, to the extent required by applicable Law, disseminated to the stockholders of the Company, in each case, by the Company (with the reasonable assistance of Parent).
Section 5.4 Company Stockholders’ Meeting. The Company shall, in accordance with its Constituent Documents and applicable Law, promptly take all action required under the DGCL, the Company’s Constituent Documents and the applicable requirements of the NASDAQ to duly call, give notice of, convene and hold as promptly as reasonably practicable following the date upon which the Proxy Statement is cleared by the SEC, a meeting of the stockholders of the Company (the “Company Stockholders’ Meeting”) for the purpose of seeking the Company Stockholder Approval, with the record date and meeting date being selected after reasonable consultation with Parent; and, unless there has been an Adverse Recommendation Change in accordance with Section 5.3, shall (a) recommend adoption of this Agreement and include in the Proxy Statement such recommendation, (b) reaffirm the Company Recommendation (which Company Recommendation shall, for avoidance of doubt, be in respect of this Agreement and the Merger, as may be modified pursuant to any changes to the terms of this Agreement offered in writing by Parent pursuant to, and in accordance with Section 5.2) within five (5) Business Days after a request therefor by Parent following the date on which any Takeover Proposal or material modification thereto is received by the Company or is published, sent or communicated to the Company’s stockholders (or, if the Company Stockholders’ Meeting is scheduled to be held within five (5) Business Days, within one (1) Business Day, if possible, before the Company Stockholders’ Meeting), which request may not be made more than two times in respect of any specific Takeover Proposal, and (c) use reasonable best efforts to obtain the Company Stockholder Approval including soliciting such adoption. The Company may postpone, recess or adjourn the Company Stockholders’ Meeting (i) with the written consent of Parent, (ii) if as of the time for which the Company Stockholders’ Meeting is originally scheduled (as set forth in the Proxy Statement) the Company is unable to obtain a quorum of its stockholders at the Company Stockholders’ Meeting necessary to conduct the business of the Company Stockholders’ Meeting or if there are insufficient Shares represented (either in person or by proxy) to obtain the Company Stockholder Approval, or (iii) to allow additional time for the filing and distribution of any amended or supplemental disclosure which the Company Board has determined in good faith, after consultation with outside legal counsel, is necessary under Law and for such amended or supplemental disclosure to be reviewed by the stockholders of the Company prior to the Company Stockholders’ Meeting. Notwithstanding the foregoing, without the prior written consent of Parent, the Company Stockholders’ Meeting will not be postponed or adjourned (A) by more than ten (10) calendar days at a time without the prior written consent (which consent shall not be unreasonably withheld or delayed) of Parent by or (B) more than thirty (30) calendar days after the date on which the Company

Stockholders’ Meeting was (or was required to be) originally scheduled. In no event will the record date of the Company Stockholders’ Meeting be changed without Parent’s prior written consent (which consent shall not be unreasonably withheld or delayed), unless required by applicable Law.
Section 5.5 Publicity. The Company and Parent agree that the initial press release to be issued with respect to the execution and delivery of this Agreement shall be in a form agreed to by the Parties and that the Parties shall consult with each other prior to issuing any press release or making any public announcement with respect to this Agreement and the Transactions contemplated hereby and shall not issue any such press release or make any such public announcement without the prior consent of the other Party (which shall not be unreasonably withheld, delayed or conditioned) and shall give each other the opportunity to review and comment upon such press releases or public announcements; provided that a Party may, without the prior consent of the other Party, issue such press release or make such public statement (a) so long as such statements are consistent with previous public statements made jointly by or otherwise agreed between the Company and Parent, (b) after prior consultation, to the extent practicable in the circumstances, to the extent required by applicable Law or the applicable rules of rules of the NASDAQ (or any other securities market) or (c) in any case in which such disclosure is made in connection with a dispute between the Parties hereto regarding this Agreement or the Transactions contemplated hereby. Notwithstanding the foregoing, Parent, Merger Sub and their respective Affiliates, without consulting with the Company, may provide, in the ordinary course of business, confidential communications regarding this Agreement and the Transactions contemplated hereby to existing or prospective general and limited partners, equity holders, members, managers and investors of such Person or any Affiliates of such Peron, in each case, who are subject to customary confidentiality restrictions.
Section 5.6 Notification of Certain Matters. Parent and the Company shall each give prompt notice to the other Party if any of the following occur after the date of this Agreement: (i) receipt of any written notice to the receiving Party from any third Person alleging that the consent or approval of such third Person is or may be required in connection with the Merger and the other Transactions and such consent could (in the good faith determination of such Party) reasonably be expected to prevent or materially delay the consummation of the Merger or the other Transactions; (ii) receipt of any notice or other communication from any Governmental Entity or the NASDAQ (or any other securities market) in connection with the Transactions; or (iii) the occurrence of an event which would or would be reasonably likely to (A) prevent or materially delay the consummation of the Transactions or (B) result in the failure of any condition to the Merger set forth in Article VI, to be satisfied.
Section 5.7 Access to Information.
(a) During the Interim Period, and upon reasonable notice and subject to applicable Laws relating to the exchange of information, the Company shall afford to Parent and its Affiliates and its and their officers, directors, agents, control persons, employees, consultants, professional advisers (including attorneys, accountants, and financial advisors) (collectively, the “Representatives”), during normal business hours, reasonable access (including for the purpose of coordinating transition planning with employees) to all of its and the Company Subsidiaries’ properties, assets, books, Contracts, commitments, and records, and to its and the Company Subsidiaries’ officers, employees, accountants, counsel, and other Representatives and, during the Interim Period, the Company shall promptly make available to the Parent, subject, in the case of competitively sensitive information, to any “clean-room” arrangements agreed between the Parties, (i) a copy of each report, schedule, registration statement, and other document filed or received by it or any Company Subsidiary during such period pursuant to the requirements of federal securities Laws and (ii) all other information concerning its and the Company Subsidiaries’ businesses, assets, properties, and personnel as the Parent may reasonably request.
(b) No investigation by Parent or its Representatives shall affect the representations, warranties, covenants, or agreements of the Company set forth herein.
(c) This Section 5.7 shall not require the Company to permit any access, or to disclose any information, that in the reasonable, good faith judgment of the Company’s legal counsel would reasonably be expected to result in a material violation of any material Contract or Law to which the Company or any Company Subsidiaries are a party or are subject or cause any attorney-client privilege which the Company or any of its Company Subsidiaries would be entitled to assert to be undermined with respect to such information if such undermining of such privilege could in good faith judgment of the Company’s legal counsel adversely affect in any material respect the Company’s position in any pending or reasonably probable future litigation; provided, in the event the Company’s legal counsel makes such a determination, the Company shall reasonably promptly notify Parent, and the Parties shall cooperate in seeking to find a way to allow disclosure of such information, including by (i) using reasonable commercial efforts to seek consent from the applicable third party to any such material Contract with respect to the disclosures prohibited thereby, or (ii) use of a “clean-room” arrangement or other appropriate substitute arrangement to permit reasonable access or disclosure not in violation of such requirement.
(d) Unless and until the Closing occurs, the information provided pursuant to this Section 5.7 shall be kept confidential by the recipient thereof in accordance with, and shall otherwise abide by and be subject to the terms and conditions of, the Confidentiality Agreement, except that notwithstanding the Confidentiality Agreement, the Company and Parent may disclose any of the terms, conditions, or other facts of the Merger and the other Transactions if expressly permitted by the terms of this Agreement.
Section 5.8 Efforts; Cooperation. Subject to the terms and conditions of this Agreement, each of Parent and the Company shall, and shall cause their respective Subsidiaries to use reasonable best efforts (i) to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all Laws which may be imposed on such Party or its Subsidiaries with respect to the Transactions and, subject to the conditions set forth in Article VI hereof, to consummate the Transactions as promptly as practicable, (ii) to obtain (and to cooperate with the other Party to obtain) any consent, authorization, Order or approval of, or any exemption by, any Governmental Entity and any other third Person which is required to be obtained by Parent or the Company or any of their respective Subsidiaries in connection with the Transactions, and to comply with the terms and conditions of any such consent, authorization, order, or approval, and (iii) to cooperate with each other in connection with any filing or submission with a Governmental Entity in connection with the Transactions.
Section 5.9 Indemnification.
(a) Parent agrees that all rights to exculpation, indemnification, or advancement of expenses existing as of the date of this Agreement and arising from, relating to, or otherwise in respect of, acts or omissions occurring at or prior to the Effective Time existing in favor of any current or former directors or officers of the Company or the Company Subsidiaries as provided in (A) their respective Constituent Documents or (B) any indemnification or similar agreements set forth on Section 5.9(a) of the Company Disclosure Schedule (the “Indemnification Contracts”) shall, in each case, survive the Transactions and shall continue in full force and effect in accordance with their terms, and Parent shall and shall cause the Surviving Corporation to comply therewith. For a period of no less than six (6) years from the Effective Time, Parent shall cause the Surviving Corporation to maintain in effect the exculpation, indemnification, and advancement of expenses provisions of the Company’s Constituent Documents or Indemnification Contracts, in substantially the form that is in effect as of the Closing Date, and shall not amend, repeal, or otherwise modify any such provisions in any manner that would materially adversely affect the rights thereunder of any individuals who immediately before the Effective Time were current or former directors, officers, or employees of the Company; provided, however, that all rights to exculpation, indemnification, and advancement of expenses in respect of any Proceeding pending or asserted or any claim made within such period shall continue until the final disposition of such Proceeding.
(b) In the event that either Parent or the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties, rights, and other assets to any Person, then, and in each such case, Parent shall, and shall cause the Surviving Corporation to, cause proper provision to be made so that such successor or assign shall expressly assume the obligations set forth in this Section 5.9.
(c) Prior to the Effective Time, the Company shall obtain and fully pay for, at no expense to the beneficiaries, non-cancellable “tail” or “runoff” insurance policies with a claims period of at least six (6) years from and after the Effective Time from insurance carriers with the same or better credit ratings as the Company’s current insurance carriers with respect to directors’ and officers’ liability insurance policies and fiduciary liability insurance policies (collectively, “D&O Insurance”), for the persons who are covered by the Company’s existing D&O Insurance, with terms, conditions, retentions, and levels of coverage at least as favorable to the insured individuals as the Company’s existing D&O Insurance with respect to matters existing or occurring at or prior to the Effective Time (including in connection with this Agreement or the transactions contemplated hereby); provided, however, that in no event shall Parent or the Surviving Corporation pay, or be required to pay, for such “tail” insurance policies a one-time premium in excess of 300% of the Company’s current annual premium for D&O Insurance (the “Premium Cap”); provided, further, that if the cost of such insurance coverage exceeds such amount, the Company shall obtain a policy with the greatest coverage reasonably available for a cost not exceeding such amount; provided, further, that the Company shall give Parent a reasonable opportunity to participate in the selection of such tail policy and the Company shall give reasonable and good faith consideration to any comments made by Parent with respect thereto.
(d) The provisions of this Section 5.9 shall survive consummation of the Transactions, are intended to be for the benefit of, and will be enforceable by, each Person entitled to indemnification hereunder, together with such Persons heirs, legatees, personal representatives, legal representatives, executors, administrators, successors, and assigns, and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by Contract or otherwise.
Section 5.10 Employee Matters.
(a) At the Closing Date, Parent shall provide, or cause the Surviving Corporation to provide, to each employee of the Company and its Subsidiaries who remains employed by the Surviving Corporation and its Subsidiaries (the “Continuing Employees”) an annual rate of salary or wages that is no less favorable than the annual rate of salary or wages, as applicable, provided to such employee by the Company and the Company Subsidiaries as of immediately prior to the Effective Time.
(b) From and after the Effective Time, Parent shall cause the Surviving Corporation and its Subsidiaries to honor all “Employment Agreements” as defined and listed in Section 3.12(a) of the Company Disclosure Letter, in accordance with their terms.
(c) As of the Closing, Parent shall, or shall cause the Surviving Corporation, and any of its respective Company Subsidiaries or any of their respective third party insurance providers or third party administrators to, waive all limitations as to any pre-existing condition or waiting periods in its applicable welfare plans with respect to participation and coverage requirements applicable to each Continuing Employee under any welfare plans that such employees may be eligible to participate in after the Effective Time to the extent such limitation would have been waived or satisfied under the applicable welfare plan in which such Company Employee participated immediately prior to the Effective Time, and shall credit each Continuing Employee for any copayments, deductibles, offsets, or similar payments made under any employee benefit plan of the Company or any Company Subsidiary during the plan year which includes the Closing Date for purposes of satisfying any applicable copayment, deductible, offset, or similar requirements under the comparable plans of Parent, Surviving Corporation, or any of their respective Subsidiaries. In addition, as of the Effective Time, Parent shall, and shall cause the Surviving Corporation and any applicable Company Subsidiary to, give Continuing Employees full credit for purposes of eligibility, vesting, and determination of level of benefits under any employee benefit and compensation plans or arrangements maintained by Parent or an applicable Parent Subsidiary that such employees may be eligible to participate in after the Effective Time for such Continuing Employees’ service with the Company or any Company Subsidiaries to the same extent that such service was credited for purposes of any comparable employee benefit plan immediately prior to the Effective Time; provided that the foregoing shall not result in the duplication of benefits or to benefit accruals under any severance, post-retirement or other post-employment health, life or welfare benefits or pension plan.
(d) No provision of this Section 5.10 shall be construed as a limitation on the right of Parent, or to cause any Parent Subsidiary, to amend or terminate any specific employee benefit plan that Parent or a Parent Subsidiary would otherwise have under the terms of such employee benefit plan, nor shall any provision of this Section 5.10 be construed to require the continuation of the employment of any particular Continuing Employee. The provisions of this Section 5.10 are solely for the benefit of the Parties to this Agreement, and no current or former director, officer, employee, or independent contractor or any other Person shall be a third-party beneficiary of this Section 5.10 of this Agreement, and nothing herein shall be construed as an amendment to any Company Benefit Plan or employee benefit plan of Parent or any Parent Subsidiary or other compensation or benefit plan or arrangement for any purpose.
Section 5.11 Section 16 Matters. Prior to the Effective Time, the Company Board, or an appropriate committee of non-employee directors thereof, may adopt a resolution consistent with the interpretive guidance of the SEC, taking such steps as may be required to cause any dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by applicable Law.
Section 5.12 Security Holder Litigation. In the event that any litigation arising from or related to this Agreement or the Transactions is brought or threatened to be brought against the Company and/or its directors by security holders of the Company prior to the Effective Time (“Transaction Litigation”), the Company shall promptly notify Parent of such Transaction Litigation (but in any event within twenty-four (24) hours) and shall keep Parent reasonably informed on a current basis with respect to the status thereof, including by promptly informing Parent of all Proceedings and providing to Parent copies of all material correspondence and pleadings relating to such Transaction Litigation. The Company shall give Parent the opportunity to participate in the defense of any Transaction Litigation (and shall give due consideration to Parent’s advice with respect to the Transaction Litigation and shall provide Parent the opportunity to review and comment on all material filings or responses to be made by the Company in connection with the Transaction Litigation), and the Company shall not settle or agree to settle any Transaction Litigation without Parent’s prior written consent.
Section 5.13 NASDAQ Delisting; Deregistration. Prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and the rules and policies of the NASDAQ to enable the delisting by the Surviving Corporation of the Company Common Stock from NASDAQ and the deregistration of the Company Common Stock under the Exchange Act as promptly as practicable after the Effective Time, and in any event no more than ten (10) Business Days after the Effective Time.
Section 5.14 Merger Sub; Consent of Sole Member of Merger Sub. Parent and Merger Sub shall use commercially reasonable efforts to take all actions necessary to (a) cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement, and (b) ensure that, prior to the Effective Time, Merger Sub shall not conduct any business or make any investments or incur or guarantee any Indebtedness other than as specifically contemplated by this Agreement. Immediately following the execution of this Agreement (but in any event, no later than three (3) Business Days after the Execution Date), Parent, in its capacity as the sole member and manager of Merger Sub, shall duly adopt this Agreement in accordance with applicable Law and deliver to the Company evidence of its vote or action by written consent so adopting this Agreement.
Section 5.15 Financing. Parent shall use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and obtain the Financing on the terms and subject to the conditions described in the Commitment Letter and shall not permit any amendment or modification to be made to, and replacement of all or a portion of any commitments thereof described in, or any waiver of any provisions under, the Commitment Letter without the prior written consent of the Company (which shall not be unreasonably withheld, conditioned or delayed), if such amendment, modification, replacement, or waiver (a) reduces the aggregate amount of the Financing to an amount below the amount required to consummate the Transactions, (b) imposes additional conditions or any contingencies or otherwise expands upon, amends, or otherwise modifies any of the conditions to the receipt of any portion of the Financing in a manner that would or would reasonably be expected to make any portion of the funding of the Financing (or satisfaction of the conditions to obtaining the Financing) less likely to be obtained, or (c) materially adversely impacts the ability of Parent to consummate the transactions contemplated hereby.
Section 5.16 Treatment of Indebtedness; Lien Releases; Transaction Expenses.
(a) At least three (3) Business Days prior to the Closing Date, the Company shall deliver to Parent fully-executed payoff letters (the “Payoff Letters”) executed by the holders of Indebtedness set forth in Section 5.16(a)(i) of the Company Disclosure Letter and which such Payoff Letters shall, in each case (i) contain customary documentation providing for, upon receipt of such amounts, the automatic termination and release of all Liens (including any termination statements on Form UCC-3 or other customary releases) and be in form and substance reasonably satisfactory to Parent to evidence the full repayment and satisfaction of such Indebtedness, and (ii) provide instructions for the payment of all amounts necessary to cause the payment in full of such Indebtedness. The Company shall and shall cause its Company Subsidiaries and direct their respective representatives to, in each case, use their reasonable best efforts to (i) make arrangements reasonably satisfactory to Parent for such holders of Indebtedness to deliver all related Lien and guarantee releases to Parent on or prior to the Closing Date, and (ii) obtain the Lien releases set forth in Section 5.16(a)(ii) of the Company Disclosure Letter, effective on or prior to the Closing Date.
(b) The Company shall deliver to Parent, at least five (5) Business Days prior to the Closing Date, invoices from the vendors set forth in Section 5.16(b) of the Company Disclosure Letter to evidence the full payment and satisfaction of such Transaction Expenses as of the Closing, which shall in no event exceed the amounts set forth in Section 5.16(b) of the Company Disclosure Letter absent the prior written consent of Parent.
Section 5.17 R&W Insurance Policy; Data Room. The Parties acknowledge and agree that, as of or prior to the Execution Date, Parent has procured a R&W Conditional Binder in connection with the R&W Policy. During the Interim Period, the Company shall, and shall cause its Company Subsidiaries to, use commercially reasonable efforts to cooperate with Parent’s efforts to obtain the R&W Policy with respect to the Transactions and shall not take, or omit to take, any actions that would, or would reasonably be expected to have a material adverse impact on Parent’s ability to obtain the R&W Policy. Parent shall not amend the R&W Policy in any manner that would reasonably be expected to result in a materially adverse impact on the Company in connection with any amendment to the subrogation provisions therein without the prior written consent of the Company. Prior to the Closing, the Company shall arrange for the delivery, within five (5) Business Days following the Closing Date, to Parent, of two electronic discs or flash drives containing copies of the documents uploaded as of the Closing Date to the Data Room.
ARTICLE VI

CONDITIONS TO THE MERGER
Section 6.1 Conditions to Obligations of Each Party. The respective obligations of Parent, Merger Sub, and the Company to consummate the Merger are subject to the satisfaction, at or prior to the Closing, of the following conditions (which may be waived, in whole or in part, to the extent permitted by Law, by Parent, Merger Sub, or the Company, as applicable):
(a) Statutes and Injunctions. No Law or Order (whether temporary, preliminary, or permanent) shall have been promulgated, entered, enforced, enacted, or issued or be applicable to the Merger by any Governmental Entity that (i) prohibits, prevents, makes illegal, restrains or enjoins the consummation of the Merger or the other Transactions that is still be in effect or (ii) would prevent, materially impede or materially delay the consummation of the Merger and the other Transactions or the payment of the Merger Consideration, and no Governmental Entity shall have instituted any proceeding seeking such Laws or Orders.
(b) Company Stockholder Approval. The Company Stockholder Approval shall have been obtained.
Section 6.2 Conditions to Obligations of the Company to Effect the Merger. The obligation of the Company to consummate the Merger is further subject to the satisfaction, at or prior to the Closing, of the following conditions (which may be waived, in whole or in part, to the extent permitted by Law, by the Company):
(a) The representations and warranties of Parent and Merger Sub contained in this Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect” set forth in such representations and warranties) as of the date of this Agreement and as of the Closing, as though made on and as of the Closing (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect;
(b) Each of Parent and Merger Sub shall have performed or complied in all material respects with its obligations, agreements and covenants under this Agreement to be performed or complied with by it at or prior to the Effective Time; and
(c) Parent shall have delivered to the Company a certificate, dated as of the Closing Date, signed by a duly authorized officer of Parent and certifying as to the satisfaction of the conditions specified in Section 6.2(a) and Section 6.2(b).

Section 6.3 Conditions to Obligations of Parent and Merger Sub to Effect the Merger. The obligations of Parent and Merger Sub to consummate the Merger are further subject to the satisfaction, at or prior to the Closing, of the following conditions (which may be waived, in whole or in part, to the extent permitted by Law, by the Parent):
(a) (i) The representations and warranties of the Company contained in Section 3.1 (Organization and Corporate Power), Section 3.2 (Capitalization), Section 3.3 (Authority; Execution and Delivery; Enforceability; State Takeover Statutes), Section 3.4(b)(i) (Consents and Approvals; No Conflicts), Section 3.6(b) (No Company Material Adverse Effect), Section 3.23 (Section 203 of the DGCL), Section 3.24 (Broker’s Fees), and Section 3.25 (Opinion of Financial Advisors) shall be true and correct in all respects (except, with respect to Section 3.2, for de minimis inaccuracies) as of the date of this Agreement and as of the Closing, as though made on and as of the Closing (except to the extent expressly made as of an earlier date, in which case as of such earlier date), and (ii) each of the other representations and warranties of the Company contained in this Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” set forth in such representations and warranties (other than in the representation in Section 3.6(b))) as of the date of this Agreement and as of the Closing, as though made on and as of the Closing (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect;
(b) The Company shall have performed or complied in all material respects with its obligations, agreements and covenants under this Agreement to be performed or complied with by it at or prior to the Effective Time;
(c) Each of the consents, clearances, Permits, amendments, notices, waivers, approvals, authorizations or other filings to, with or from any applicable Governmental Entity shall have been made, obtained or given; any applicable actions of any Governmental Entity shall have been taken and any applicable waiting periods shall have expired, in each case as set forth on Section 6.3(c) of the Company Disclosure Letter;
(d) Since the date of this Agreement, no event, occurrence, fact, condition, change, development or effect shall have occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect;
(e) The Company shall have delivered to Parent the Payoff Letters and vendor invoices within the applicable time periods, in each case, in accordance with the provisions of Section 5.16(a) and 5.16(b);
(f) [Intentionally omitted]
(g) The Company shall have delivered a properly executed certification, in a form reasonably satisfactory to Parent and in form and substance required under the Treasury Regulations, stating that the Company is not and has not been a “United States real property holding corporation” (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code, and a copy of the notice of such certification to be sent to the IRS in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2), together with written authorization for Parent to deliver such notice and copy of the certificate to the IRS on behalf of the Company after Closing;
(h) A majority of the key officers of the Company set forth on Section 6.3(h) of the Company Disclosure Letter (the “Key Officers”) continue to be serving in the same capacity as such Key Officer was serving as of the date of this Agreement, and shall not have communicated to the Company verbally or in writing any intent to cease serving in such capacity after the Effective Time which has not been previously communicated to the Parent in writing;
(i) The Company shall have caused each director of the Company, and each officer, director or manager of each Company Subsidiary to, in each case, deliver a letter of resignation in form and substance reasonably satisfactory to Parent, terminating such Person’s position with the Company and/or applicable Company Subsidiaries, effective as of the Effective Time; and
(j) The Company shall have delivered to Parent a certificate, dated as of the Closing Date, signed by a duly authorized officer of the Company and certifying as to the satisfaction of the conditions specified in Section 6.3(a), Section 6.3(b), Section 6.3(c), and Section 6.3(d).

(k) Except with respect to GSE Systems Engineering (Beijing) Company, Ltd., the Company shall have taken (or caused to be taken) all actions necessary to terminate and eliminate all intercompany Indebtedness, liabilities and other debts and obligations within its control, including by, with or among any Company Subsidiaries or other Affiliates, and to pay, settle, cancel or release all such Indebtedness, liabilities and other debts and obligations in a manner such that none of the Company or any Company Subsidiary has any liability or obligation related thereto at or following the Closing and shall provide evidence of the same, in form and substance reasonably satisfactory to Parent, to Parent.
Section 6.4 Frustration of Closing Conditions. None of the Company, Parent or Merger Sub may rely, either as a basis for not consummating the Merger or terminating this Agreement and abandoning the Merger, on the failure of any condition set forth in Section 6.1, Section 6.2, or Section 6.3, as the case may be, to be satisfied if such failure was primarily due to the breach by such Party of any representation, warranty, covenant or other agreement of such Party set forth in this Agreement.
ARTICLE VII

TERMINATION
Section 7.1 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (except as otherwise stated below):
(a) By the mutual written consent of Parent and the Company;
(b) By either of Parent or the Company:
(i) if any Governmental Entity of competent jurisdiction shall have issued an Order permanently restraining, enjoining, or otherwise prohibiting or making illegal the Merger and such Order shall have become final and non-appealable; provided, that the right to terminate this Agreement pursuant to this Section 7.1(b)(i) shall not be available to any Party that has breached its obligations in any material respect under this Agreement in any manner that shall have primarily caused or resulted in (x) any Governmental Entity of competent jurisdiction issuing an Order permanently restraining, enjoining, or otherwise prohibiting the consummation of the Merger or the Transactions or (y) such Order becoming final and non-appealable;
(ii) if the Effective Time shall not have occurred by six (6) months after the Execution Date (the “Outside Date”); provided, that the right to terminate this Agreement pursuant to this Section 7.1(b)(ii) shall not be available to any Party that has breached its obligations in any material respect under this Agreement in any manner that shall have proximately caused or resulted in the failure of the Effective Time to have occurred by the Outside Date;
(iii) if the Company Stockholder Approval shall not have been obtained at the Company Stockholders’ Meeting or at any adjournment or postponement thereof;
(c) By the Company:
(i) if, prior to receipt of the Company Stockholder Approval, (i) the Company Board has received a Superior Proposal, (ii) the Company has complied in all material respects with Section 5.2(c), (iii) to the extent permitted by and effected in accordance with Section 5.2(c), the Company Board approves, and the Company concurrently with the termination of this Agreement enters into, an Alternative Transaction Agreement with respect to such Superior Proposal and (iv) the Company pays Parent the applicable termination fee set forth in and pursuant to the terms of Section 7.3 contemporaneously with such termination; or
(ii) if, prior to the Closing Date, either Parent or Merger Sub shall have breached or failed to perform any of its representations, warranties, covenants, or agreements contemplated by this Agreement, which breach or failure to perform (A) would give rise to either the failure to satisfy any condition set forth in Section 6.1 or Section 6.2 and (B) is incapable of being cured by Parent by the Outside Date or, if capable of being cured, shall not have been cured by Parent within thirty (30) calendar days following receipt of written notice of such breach or failure to perform from the Company.

(d) By Parent:
(i) if, prior to receipt of the Company Stockholder Approval, (A) an Adverse Recommendation Change shall have occurred, (B) the Company pursues or agrees to pursue a definitive agreement with respect to a Superior Proposal (other than an Acceptable Confidentiality Agreement), or (C) the Company shall have failed to include the Company Recommendation in the Proxy Statement; or
(ii) if the Company shall have breached or failed to perform any of its representations, warranties, covenants, or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.1 or Section 6.3 and (B) is incapable of being cured by the Company by the Outside Date or, if capable of being cured, shall not have been cured by the Company within thirty (30) calendar days following receipt of written notice of such breach or failure to perform from Parent.
Section 7.2 Effect of Termination. In the event this Agreement is terminated by either Parent or the Company in accordance with Section 7.1, as applicable, written notice thereof shall be given by the terminating Party to the other Party specifying the provision hereof pursuant to which such termination is made. In the event this Agreement is terminated in accordance with Section 7.1, this Agreement shall become void and have no effect and there shall not be any liability or obligation on the part of any Party hereto, other than this Section 7.2, Section 7.3, and Article VIII, which provisions shall survive such termination. Notwithstanding anything in this Article VII to the contrary, except as set forth in Section 7.3(e), no termination made in accordance with Section 7.1 shall relieve any Party from liability for any fraud or Willful Breach of any representation, warranty, covenant, or other agreement contained in this Agreement prior to the valid termination of this Agreement. No termination of this Agreement shall affect the obligations of the Parties that expressly survive termination of this Agreement or are contained in the Confidentiality Agreement, all of which obligations shall survive the termination of this Agreement in accordance with its terms.
Section 7.3 Termination Fee; Expenses.
(a) Except as otherwise provided in this Section 7.3 or otherwise as expressly provided in this Agreement, together with any fees for similar filings or notices under foreign Laws or regulations, all fees and expenses incurred by the Parties hereto shall be borne solely by the Party that has incurred such fees and expenses.
(b) In the event that this Agreement is terminated by Parent pursuant to Section 7.1(d)(i), then the Company shall pay to Parent a fee in the amount of $600,000 (the “Company Termination Fee”), on the third (3rd) Business Day following the termination effective date.
(c) In the event that this Agreement is terminated by the Company pursuant to Section 7.1(c)(i), then the Company shall pay to Parent the Company Termination Fee contemporaneously with such termination.
(d) In the event that after the Execution Date but prior to the Effective Time, (i) a Takeover Proposal shall have been publicly disclosed, announced or otherwise made public by any Person (other than Parent or any of its Affiliates) (a “Company Takeover Proposal”), (ii) this Agreement is terminated pursuant to Section 7.1(b)(ii), Section 7.1(b)(iii) or Section 7.1(d)(ii) or and, at the time of such termination, the Company Takeover Proposal has not been withdrawn and remains outstanding, and (iii) within twelve (12) months after the termination referred to in the preceding sub-clause (ii), the Company enters into a definitive agreement with respect to the transactions contemplated by such Company Takeover Proposal, then the Company shall pay to Parent the Company Termination Fee concurrently with the occurrence of the consummation of any Company Takeover Proposal; provided, however, that for purposes of the definition of “Takeover Proposal” in this Section 7.3(d), references to “15%” shall be replaced by “50%.”
(e) The Parties acknowledge that this Section 7.3 is an integral part of the Transactions and that, without the terms contemplated herein, the Parties would not enter into this Agreement. Accordingly, if the Company fails to promptly pay the Company Termination Fee pursuant to this Section 7.3, and Parent commences a lawsuit for the purpose of obtaining such payment, and such lawsuit results in a final, non-appealable judgment against the Company for any amount due pursuant to this Section 7.3, then the Company shall pay Parent all of its reasonable costs and expenses (including reasonable attorneys’ fees and expenses, provided that in no event shall attorneys’ fees that are based on a contingency fee, “success” fee or any other type of fee arrangement depending on the outcome of the lawsuit or Proceeding be deemed to constitute reasonable attorneys’ fees) arising from such lawsuit, together with interest accruing on the Company Termination Fee at the prime lending rate as published in The Wall Street Journal (compounded annually) in effect on the date the Company Termination Fee was required to be made with such interest accruing as of the date immediately following the date the Company Termination Fee was due in accordance with this Section 7.3. Notwithstanding anything to the contrary in this Agreement, but subject to Section 8.12, (i) if Parent receives or is entitled to receive the Company Termination Fee pursuant to this Section 7.3, such payment (plus any interest thereon pursuant to this Section 7.3(e)) shall be the sole and exclusive remedy of Parent and Merger Sub hereunder against the Company, except in the case of fraud or a Willful Breach of any covenant, agreement or obligation (in which case only the Company shall be liable for damages for such fraud or Willful Breach) and, upon payment of the Company Termination Fee, the Company shall have no further liability or obligation relating to or arising out of this Agreement or the Transactions (except for the liability of the Company in the case of fraud or a Willful Breach of any covenant, agreement or obligation), (ii) if Parent or Merger Sub receives any payments from the Company in connection with any breach of this Agreement (except for breaches of the Company in the case of fraud or a Willful Breach of any covenant, agreement or obligation) and, thereafter, Parent is also entitled to receive the Company Termination Fee, the Company’s obligation to pay the Company Termination Fee shall be reduced by the aggregate amount of such payments made by the Company to Parent or Merger Sub in respect of any such breaches, (iii) under no circumstances shall Parent or Merger Sub, taken together, be entitled to receive both a grant of specific performance in accordance with Section 8.12 and money damages (which, for the avoidance of doubt, includes all or any portion of the Company Termination Fee), in each case, for any matters arising out of or related to this Agreement or the Transactions, (iv) under no circumstances shall the Company be permitted or entitled to receive both a grant of specific performance in accordance with Section 8.12 and money damages, in each case, for any matters arising out of or related to this Agreement or the Transactions; (v) in no event shall the Company’s liability for monetary damages to Parent or Merger Sub arising under this Agreement exceed the Termination Fee. All payments under this Section 7.3 shall be made by wire transfer of immediately available funds to an account designated in writing by Parent. In no event shall the Company Termination Fee be payable more than once.
ARTICLE VIII

MISCELLANEOUS
Section 8.1 Amendment and Modification. This Agreement may be amended, modified, and supplemented in any and all respects by written agreement of the Parties hereto at any time prior to the Closing with respect to any of the terms contained herein; provided, further, that after receipt of the Company Stockholder Approval, no amendment, modification, or supplement of this Agreement shall be effective that is required by applicable Law, or the rules and regulations of the NASDAQ, to be approved by the stockholders of the Company or the sole member of Parent, as applicable, without such approval(s) having first been obtained.
Section 8.2 Expenses; Transfer Taxes.
(a) Except as otherwise provided in this Agreement, whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger, this Agreement and the Transactions contemplated hereby shall be paid by the Party incurring or required to incur such expenses.
(b) All transfer, documentary, sales, use, stamp, registration and other such Taxes imposed with respect to the transfer of Company Common Stock pursuant to the Merger shall be borne by the Company and expressly shall not be a liability of the holders of Shares.
Section 8.3 Extension; Waiver. At any time prior to the Effective Time, upon written consent, Parent and Merger Sub, on the one hand, and the Company, on the other hand, may (a) extend the time for the performance of any of the obligations or other acts of the other Party or Parties, (b) waive any inaccuracies in the representations and warranties of the other Party or Parties contained in this Agreement or in any document delivered pursuant to this Agreement, or (c) subject to Section 8.1, waive compliance of the other Party or Parties with any of the agreements or conditions contained in this Agreement. Except as required by applicable Law, no waiver of this Agreement shall require the approval of the stockholders of either Parent or the Company. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party. The failure of any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights, nor shall any single or partial exercise by any Party of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement.

Section 8.4 No Survival of Representations and Warranties. None of the representations and warranties set forth in either this Agreement or in any schedule, instrument, or other document delivered pursuant to this Agreement or otherwise in connection with the Transactions shall survive the Effective Time. The covenants and agreements of the Parties contained in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall not survive the Closing, except to the extent that any covenants and agreements by their terms are to be performed in whole or in part at or after the Closing, including those covenants and agreements set forth in this Article VIII, which shall, in each case, survive in accordance with their respective terms or until completed, as the case may be. Notwithstanding the foregoing, nothing in this Section 8.4 shall affect the time periods during which Parent may make a claim under, or otherwise limit any claim made by Parent under, the R&W Policy.
Section 8.5 Notices. All notices and other communications to any Party required hereunder or in connection with this Agreement shall be in writing and shall be deemed given if (i) delivered personally (providing proof of delivery), (ii) sent by a reliable overnight courier service, such as Federal Express (with confirmation of delivery), or (iii) sent by email (without receipt of a delivery failure notice) (if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient); provided that each Party shall use reasonable efforts to confirm receipt of such email correspondence promptly upon receipt. Such communications must be sent to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

(a)	if to Parent or Merger Sub, or the Surviving Corporation after the Effective Time to:

c/o Pelican Energy Partners III LP
2050 W. Sam Houston Pkwy.
S. #1550Houston, Texas 77042
Attention: Sam Veselka; Walter Weathers
Email: sveselka@pep-lp.com; WWeathers@pep-lp.com

with a copy (which shall not constitute notice) to:

Locke Lord LLP
600 Travis Street
Suite 2800
Houston, Texas 77002
Attention: Jennie Simmons
Email: jennie.simmons@lockelord.com

(b)	if to the Company prior to the Effective Time, to:

GSE Systems, Inc.
940 Columbia Gateway Drive
Suite 470
Columbia, Maryland 21046
Attention: Ravi Khanna
Email: ravi.khanna@gses.com

with a copy (which shall not constitute notice) to:

Miles & Stockbridge P.C.
100 Light Street
Baltimore, Maryland 21202
Attention: Scott R. Wilson
Email: swilson@mslaw.com

Section 8.6 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the Parties and delivered to the other Parties (including by facsimile or via portable document format (.pdf)), it being understood that all Parties need not sign the same counterpart. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.
Section 8.7 Entire Agreement; Third Party Beneficiaries. This Agreement (including the exhibits, schedules, and annexes attached hereto or referenced herein, together with the other documents, certificates, agreements, and/or instruments referenced herein), the Confidentiality Agreement, and any other agreements entered into contemporaneously herewith (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof and thereof and (b) are not intended to confer any rights, benefits, remedies, obligations, or liabilities upon any Person other than the Parties hereto and their respective successors and permitted assigns, except that, notwithstanding the foregoing sub-clause (b), (i) following the Effective Time, the provisions of Section 5.9 shall be enforceable by each Person entitled to indemnification hereunder and such Person’s heirs, legatees, personal representatives, legal representatives, executors, administrators, successors, and assigns, (ii) following the Effective Time, the provisions hereof shall be enforceable by each former stockholder of the Company and each holder of Company equity-based awards to the extent necessary to receive the Merger Consideration to which each such stockholder is entitled to pursuant to Article II.
Section 8.8 Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect. The Parties hereto further agree to replace such invalid, illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
Section 8.9 Assignment. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the Parties hereto in whole or in part (whether by operation of Law or otherwise) without the prior written consent of the other Parties, and any such assignment without such consent shall be null and void; provided that each of Parent and Merger Sub shall have the right, without the prior written consent of the Company, (i) to assign all or any portion of its respective rights, interests and obligations hereunder to a wholly owned direct or indirect Subsidiary of Parent or to any of its respective Affiliates, in each case, that is a “United States person” within the meaning of Section 7701(a)(30) of the Code or a domestic limited liability company treated as an entity disregarded as separate from such a “United States person” for U.S. federal income Tax purposes, or (ii) to any debt financing sources for purposes of creating a security interest herein or otherwise assigning as collateral in respect of any debt financing in accordance with the terms of such debt financing, but in each case no such assignment shall relieve Parent or Merger Sub of any of its obligations hereunder. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the Parties and their respective successors and permitted assigns.
Section 8.10 Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.
Section 8.11 Governing Law. This Agreement and all claims or causes of action (whether at Law, in contract or in tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the Transactions, or the negotiation, execution or performance of this Agreement or the Transactions shall be governed by, and construed in accordance with, the Laws of the State of Delaware without giving effect to any principles of conflicts of law thereof or of any other jurisdiction that would require the application of the Laws of any other jurisdiction.
Section 8.12 Enforcement; Exclusive Jurisdiction.
(a) The Parties agree that irreparable damage, for which monetary damage, even if available, may not be an adequate remedy, would occur and that the Parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached in any material respect. Accordingly, in the event of such breach or non-performance, the Parties shall be entitled to seek an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement. The Parties further agree not to assert that a remedy of specific performance is unenforceable, invalid, contrary to applicable Law or inequitable for any reason, nor to assert that a remedy of monetary damages or other remedy at law would provide an adequate remedy for any such breach. Each Party agrees that no other Party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8.12, and each Party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. If, on the Outside Date, there is a pending Proceeding that has been brought by a Party seeking the remedies provided for in this Section 8.12, then, without further action, the Outside Date shall be automatically extended until the date that is five (5) Business Days after the dismissal, settlement or entry of a final order with respect to such Proceeding.
(b) Each of the Parties irrevocably agrees that any Proceeding arising out of or relating to this Agreement or the Transactions brought by any other Party or its successors or assigns shall be brought and determined in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (unless the Delaware Court of Chancery shall not have subject matter jurisdiction over a particular matter, in which case, in any state or federal court within the State of Delaware). In furtherance of the foregoing, each Party hereby (a) irrevocably consents to submit itself and its properties, and hereby submits itself and its properties, to the personal jurisdiction of the courts contemplated under this Section 8.12, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and agrees not to plead or claim any objection to the laying of venue in any such court or that any Proceeding in any such court has been brought in an inconvenient forum, (c) agrees that it will not bring any action relating to this Agreement or any of the Transactions in any court other than the courts contemplated in this Section 8.12, and (d) consents to service of process being made through the notice procedures set forth in Section 8.5.
Section 8.13 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER, (III) IT MAKES THE FOREGOING WAIVER VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.13.
Section 8.14 Interpretation. When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. The words “include,” “includes,” and “including” shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of like import. The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, unless the context otherwise requires. The word “will” shall be construed to have the same meaning and effect as the word “shall.” The word “or” shall not be deemed to be exclusive. The words “the date hereof” shall mean the Execution Date. The word “extent” and the phrase “to the extent” when used in this Agreement shall mean the degree to which a subject or other thing extends, and such word or phrase shall not mean simply “if.” References to days mean calendar days unless Business Days are expressly specified. The terms “Dollars” and “$” mean United States Dollars. All terms defined in this Agreement shall have the defined meanings when used in any exhibit, schedule, document, agreement, certificate, or other instrument made or delivered pursuant hereto, unless such term is expressly defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any Contract, instrument, or Law defined or referred to herein means such Contract, instrument, or Law as from time to time amended, modified, or supplemented, including (in the case of Contracts or instruments) by waiver or consent and (in the case of Laws) by succession of comparable successor Laws and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns. This Agreement is the product of negotiations by the Parties having the assistance of counsel and other advisers. This Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. Whenever this Agreement requires any party hereto to take or not take any action, such requirement shall be deemed to include a requirement of such party to cause each of its Subsidiaries to take or not take such action, as applicable. Whenever this Agreement requires a Company Subsidiary to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Company Subsidiary to take such action. The words “made available to Parent” and words of similar import refer to documents (i) posted to the Data Room maintained by the Company or its Representatives in connection with the Transactions, (ii) delivered in person or electronically to Parent, Merger Sub or any of their respective Representatives or (iii) that are publicly available in the Electronic Data Gathering, Analysis and Retrieval (EDGAR) database of the SEC, in each case, at least two (2) Business Days prior to the Execution Date.
Section 8.15 Non-Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as Parties. Except to the extent named as a Party to or a third-party beneficiary of this Agreement, and then only to the extent of the specific obligations of such Parties set forth in this Agreement, no past, present or future shareholder, member, partner, manager, director, officer, employee, Affiliate, agent or Representative of any Party to this Agreement will have any liability (whether in contract, tort, equity or otherwise) for any of the representations, warranties, covenants, agreements or other obligations or liabilities of any of the parties to this Agreement or for any claim based upon, arising out of or related to this Agreement.
Section 8.16 Definitions.
(a) The following terms and those set forth in Section 8.16(b), when used in this Agreement, and the exhibits, schedules, and annexes and other documents delivered in connection herewith, shall have the meanings specified in this Section 8.16 or on the corresponding page number of the Index of Defined Terms:
“Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. “Control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by Contract or any other means.
“Anti-Slavery Laws” means, collectively, 19 U.S.C. 1307 and Uyghur Forced Labor Prevention Act, the Modern Slavery Act of 2015 and any other similar anti-slavery Law.
“Beneficial Owner” means, with respect to a Security, any Person who, directly or indirectly, through any contract, agreement, arrangement, understanding, relationship or otherwise, has or shares (i) the power to vote, or to direct the voting of, such Security, or (ii) the power to dispose of, or to direct the disposition of, such Security, or (iii) the ability to profit or share in any profit derived from a transaction in such Security, and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the SEC under the Exchange Act. The terms “Beneficially Own,” “Beneficially Owned,” and “Beneficial Ownership” shall have a correlative meaning.
“Business Day” means any day other than a Saturday or Sunday or any other day on which commercial banks in the City of Houston, Texas are authorized or required by applicable Law to be closed for business.
“Cash” means, as of the time of determination, (a) the aggregate amount of cash and cash equivalents held by the Company and the Company Subsidiaries including but not limited to money market accounts, marketable securities and other liquid assets, determined in accordance with GAAP, plus (b) deposits in transit and deposits not yet cleared, minus (c) the aggregate balance of all outstanding checks written against such accounts, minus (d) the amount of any cash or cash equivalents not freely usable by the Company and described on Section 8.16(a)-RC of the Company Disclosure Letter (“Restricted Cash”).
“Code” means the United States Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.
“Company Benefit Plan” means any employee benefit plan including any “employee benefit plan,” as defined in Section 3(3) of ERISA and each stock grant, stock purchase, stock option, restricted stock, other equity or equity-related, severance, employment, change-in-control, retention, fringe benefit, loan, collective bargaining, bonus, incentive, sabbatical, medical, dental, vision, disability, cafeteria benefit, dependent care, welfare benefit, life insurance or accident insurance, retirement, supplemental retirement, deferred compensation or other compensation or benefit plan, agreement, program, policy or other arrangement, whether or not subject to ERISA, maintained, entered into or contributed to by the Company or any of its ERISA Affiliates, or to which the Company or any of its ERISA Affiliates is a party, whether written or oral, for the benefit of any present or former employee, consultant or director of the Company or any of the Company Subsidiaries (including their dependents or beneficiaries) or with respect to which the Company or any of its ERISA Affiliates has any liability (contingent or otherwise) including any plan, program or agreement for the benefit of any service providers who perform services outside the United States.
“Company Information Systems” means all computer hardware, network, software, firmware, equipment which is reliant upon microchip technology, process automation, industrial and environmental control systems and telecommunications systems (including private branch exchanges) owned, leased or licensed by or on behalf of the Company and Company Subsidiaries.
“Company IP” means any Intellectual Property owned or purported to be owned, in whole or in part, by the Company or any Company Subsidiary.
“Company Long-Term Incentive Plan” means the GSE Systems, Inc. 1995 Long-Term Incentive Plan, amended and restated as of May 13, 2024.
“Company Material Adverse Effect” means any event, change, effect, development, state of facts, condition (financial or otherwise), circumstance or occurrence that, individually or in the aggregate with all other events, changes, effects, developments, states of facts, conditions, circumstances and occurrences (i) would, or would reasonably be expected to, prevent, materially delay or materially impede the ability of the Company to consummate the Merger and the other Transactions or (ii) is, or would reasonably be expected to be, materially adverse to the business, results of operations, properties, assets, liabilities, operations or financial condition of the Company and the Company Subsidiaries, taken as a whole; provided that no event, change, effect, development, state of facts, condition, circumstance or occurrence shall be taken into account, either alone or in combination, in determining whether a Company Material Adverse Effect has occurred for purposes of clause (ii) of this definition, resulting or arising from or relating to any of the following: (A) any changes or developments in general United States or global economic conditions, (B) any changes or developments in the general conditions of the industries in which the Company and/or the Company Subsidiaries operate, (C) any decline in the market price or trading volume of the Securities of the Company, in and of itself (it being understood that the underlying events, changes, effects, developments, states of facts, conditions, circumstances and occurrences giving rise to or contributing to such decline may be deemed to constitute, or be taken into account in determining whether there has been, a Company Material Adverse Effect), (D) any failure by the Company to meet any internal or published projections, forecasts, estimates, or predictions in respect of revenues, earnings or other financial or operating metrics for any period (it being understood that the underlying events, changes, effects, developments, states of facts, conditions, circumstances, and occurrences giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been, a Company Material Adverse Effect), (E) the execution and delivery of this Agreement or the public announcement or pendency of the Transactions or Transaction Litigation, (F) any action taken expressly required by this Agreement, (G) any change in applicable Law or GAAP (or authoritative interpretations thereof) after the date of this Agreement, (H) the outbreak or escalation of hostilities, any acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism, or (I) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or natural disasters, pandemics, epidemics, or other widespread health crises or weather conditions; except, in the cases of clauses (A), (B), (G), (H), and (I) to the extent that the Company and the Company Subsidiaries, taken as a whole, are disproportionately adversely affected thereby as compared to other participants in the industries in which the Company and the Company Subsidiaries operate (in which case, such adverse effects (if any) shall be taken into account when determining whether a “Company Material Adverse Effect” has or may occur only to the extent they are disproportionate).

“Company PSU” means each restricted share unit subject to performance-based or market-based vesting criteria payable in, or the value of which is determined with reference to the value of, shares of Company Common Stock granted pursuant to the Company Long-Term Incentive Plan.
“Company RSU” means each restricted share unit subject solely to time-based vesting and not performance-based or market-based vesting, payable in, or the value of which is determined with reference to the value of shares of Company Common Stock, granted by the Company pursuant to the Company Long-Term Incentive Plan.
“Company Stock Options” means any options to purchase Shares of Company Common Stock granted pursuant to the Company Long-Term Incentive Plan, and whether or not subject to performance vesting conditions.
“Confidentiality Agreement” means the confidentiality agreement, dated on or about September 13, 2023, between Pelican Energy Partners Base Zero LP and the Company, as the same may be further amended, supplemented, or otherwise modified by the Parties.
“Constituent Documents” means, with respect to any Person, the charter, the certificate of incorporation or formation, bylaws, limited liability company, partnership or operating agreement, or comparable organizational documents of such Person, as the same may be amended, supplemented, or otherwise modified from time to time.
“Company Equity Award” means any equity compensation award granted or awarded under the Company Long-Term Incentive Plan or otherwise by the Company, including but not limited to Company PSUs, Company RSUs, and Company Stock Options.
“Contract” means any contract, subcontract, note, loan, bond, debenture, mortgage, indenture, deed of trust, license, lease, agreement or other contract, agreement, commitment instrument or obligation, written or oral, in each case, including all amendments thereto.
“Data Room” means, the data site maintained by the Company and its Representatives in connection with the transactions completed by this Agreement hosted by “Datasite”.
“Environmental Claim” means any claim, action, cause of action, suit, Proceeding, investigation, order, demand, or notice (written or oral) by any Person alleging actual or potential liability (including, without limitation, actual or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, attorneys’ fees, or penalties) arising out of, based on, resulting from or relating to (a) the presence, Release of or exposure to any Materials of Environmental Concern, (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law, or (c) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Environmental Laws” means all Laws relating to pollution, the protection, restoration, or remediation of or prevention of harm to the environment or natural resources, or the protection of human health and safety from the presence of Materials of Environmental Concern, including Laws relating to: (a) the exposure to, or Releases or threatened Releases of, Materials of Environmental Concern; (b) the generation, manufacture, processing, distribution, use, treatment, containment, disposal, storage, transport, recycling, reclamation, re-use, or handling of Materials of Environmental Concern; or (c) recordkeeping, notification, disclosure, and reporting requirements respecting Materials of Environmental Concern.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
“ERISA Affiliate” means, with respect to any Person, each trade or business, whether or not incorporated, that, together with such Person, would be deemed a “single employer” within the meaning of Section 4001(b) of ERISA or Section 414 of the Code.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“First Warrant” means that certain Common Stock Purchase Warrant No. 1 issued by the Company to Lind Global and dated February 23, 2022.

“GAAP” means generally accepted accounting principles in the United States, as consistently applied by the Company.
“Indebtedness” means any of the following liabilities or obligations (i) any indebtedness or other obligation for borrowed money, whether current, short-term, or long-term, and whether secured or unsecured (including any principal, premium, accrued and unpaid interest, related expenses, prepayment penalties, commitment and other fees, sale or liquidity participation amounts, reimbursements, indemnities and all other amounts payable in connection therewith), (ii) any indebtedness evidenced by a note, bond, debenture, or other Security or similar instrument, (iii) any liabilities or obligations with respect to interest rate swaps, collars, caps, and similar hedging obligations or other financial agreements or arrangements entered into for the purpose of limiting or managing interest rate risks, (iv) any capitalized lease obligations, (v) amounts owing for any conditional sale, or other title retention Contract, or for the deferred purchase price related to past acquisitions, including but not limited to “earn-outs,” indemnities and “seller notes” payable with respect to the acquisition of any business, assets or securities, but excluding any trade payables or similar obligations to a trade creditor incurred in the ordinary course of business, (vi) liabilities secured by any Liens, (vii) all liabilities, contingent or otherwise, as an account party in respect of letters of credit, credit support arrangements, standby letters of credit, performance bonds, and letters of guarantee to the extent not otherwise secured by Restricted Cash, (viii) any unfunded pensions or deferred compensation obligations to any of the Company’s employees, and (ix) guaranties, endorsements, and assumptions in respect of any of the foregoing clauses (i) through (viii) and (x) any fees, accrued and unpaid interest, premiums or penalties on any of the foregoing, in each case whether or not accrued or required to be accrued on the balance sheet of the Company or any Company Subsidiary.
“Intellectual Property” means all intellectual property rights throughout the world, including all U.S. and foreign (i) patents, patent applications, invention disclosures, and all related continuations, continuations-in-part, divisionals, reissues, re-examinations, substitutions, and extensions thereof, (ii) trademarks, service marks, names, corporate names, trade names, domain names, social media addresses and handles, logos, slogans, trade dress, design rights, and other similar designations of source or origin, together with the goodwill symbolized by any of the foregoing (“Trademarks”), (iii) copyrights, works of authorship and copyrightable subject matter, (iv) rights in computer programs (whether in source code, object code, or other form), algorithms, compilations, technology supporting the foregoing, and all documentation, including user manuals and training materials, related to any of the foregoing (“Software”), (v) Trade Secrets, (vi) rights of publicity and privacy, and rights to personal information, (vii) moral rights and rights of attribution and integrity, (viii) all rights in the foregoing and in other similar intangible assets, and (ix) all applications and registrations for the foregoing.
“International Trade Laws” means all applicable (i) U.S. and non-U.S. export control laws and regulations, including but not limited to the United States Export Administration Act, International Emergency Economic Powers Act, the Export Control Reform Act of 2018, and their implementing Export Administration Regulations and the Arms Export Control Act and its implementing International Traffic in Arms Regulations; (ii) U.S. and non-U.S. laws, regulations or restrictive measures relating to economic or trade sanctions or embargoes, including those administered or enforced by the U.S. Department of Treasury Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, and the U.S. Department of Commerce, the United Nations Security Council, the European Union, an EU Member State, the United Kingdom, China or any other relevant Governmental Entity; (iii) U.S. foreign investment review regulations (31 C.F.R. Parts 800 and 801); and (iv) anti-boycott Laws and regulations, including the U.S. Anti-Boycott Act of 2018, Part II of the Export Control Reform Act of 2018, regulations administered by the U.S. Department of Commerce and the U.S. Department of Treasury and any other similar Laws or regulations administered by the European Union, an EU Member State, the United Kingdom, China or any other relevant Governmental Entity.
“Knowledge” means the actual knowledge of (a) with respect to the Company, the persons set forth in Section 8.16(a)-KP of the Company Disclosure Letter after reasonable due inquiry of their respective direct reports and (b) with respect to Parent, Sam Veselka and Walter Weathers, after reasonable due inquiry of their respective direct reports.
“Laws” means any and all federal, state, local foreign, national or supranational statute, law (in each case, statutory, common or otherwise), constitution, treaty, convention, ordinance, code, Order, rule, statute, injunction, ruling, award, decree, writ or other similar binding directive or guidance enacted, issued, adopted, promulgated, entered into or applied by a Governmental Entity having jurisdiction over a given matter, in each case as amended and in effect from time to time.
“Lien” means any lien (statutory or otherwise), pledge, hypothecation, mortgage, lease, restriction, covenant, title defect, assignment, charge, encumbrance, adverse right, claim, option, right of first refusal, preemptive right or security interest of any kind or nature whatsoever (including any restriction on the voting interest of any security, any restriction on the transfer of any security (other than those imposed by applicable securities Laws) or other asset or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).
“Lind Global” means Lind Global Fund II LP, a Delaware limited partnership.
“Lind Note” means that certain Senior Convertible Promissory Note dated June 23, 2023 and issued to Lind Global, as amended by that certain First Amended to Senior Convertible Promissory Note, dated October 6, 2023 and by that certain Second Amendment to Senior Convertible Promissory Note, dated February12, 2024.
“Look-Back Date” means a date that is five (5) years prior to the date of this Agreement.
“Materials of Environmental Concern” means (a) any material, substance, chemical, or waste (or combination thereof) that (i) is listed, defined, designated, regulated, or classified as hazardous, toxic, radioactive, dangerous, a pollutant, a contaminant, petroleum, oil, or words of similar meaning or effect under any Law relating to pollution, waste, the environment, natural resources, or the protection of human health and safety, or (ii) can form the basis of any liability under any Law relating to pollution, waste, the environment, natural resources or the protection of human health and safety, and (b) petroleum or any fraction thereof, petroleum products, natural gas, liquified natural gas, asbestos or asbestos-containing materials, radioactive materials, radon, toxic mold, urea formaldehyde, per- or polyfluoroalkyl substances, and polychlorinated biphenyls.
“NASDAQ” means the NASDAQ Stock Market.
“Open Source Software” means any Software that is subject to (a) the GNU General Public License, GNU Library General Public License, Artistic License, BSD license, Mozilla Public License, or any similar license, including, but not limited to, those licenses listed at www.opensource.org/licenses or (b) any agreement with terms requiring any Company IP to be (1) disclosed or distributed in source code form; (2) licensed for the purpose of making derivative works; or (3) redistributable.
“Order” means any charge, order, writ, injunction, decree, ruling, judgment, award, injunction, settlement, or stipulation issued, promulgated, made, rendered, or entered into by or with any Governmental Entity (in each case, whether civil, criminal or administrative and whether temporary, preliminary, or permanent).
“Parent Material Adverse Effect” means any event, change, effect, development, state of facts, condition, circumstance or occurrence that, individually or in the aggregate with all other events, changes, effects, developments, states of facts, conditions, circumstances and occurrences, would, or would reasonably be expected to, prevent, materially delay, or materially impede the ability of Parent or Merger Sub to consummate the Merger and the other Transactions.
“Permitted Lien” means (i) any Lien for Taxes not yet due and payable or which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established, (ii) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Liens, including statutory liens, in each case incurred in the ordinary course of business to secure claims which are not yet due and payable or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established, (iii) pledges or deposits in connection with workers’ compensation, unemployment insurance, and other social security legislation, (iv) easements, rights-of-way, covenants, restrictions, and other similar nonmonetary encumbrances, and other minor irregularities in title, minor encroachments, or similar items shown on an accurate survey of the applicable Leased Real Property typical for the applicable property type and locality, in each case that (A) do not materially impair the use or value of the property subject thereto and (B) do not otherwise materially impair the business operations of the Company and its Company Subsidiaries, (v) non-exclusive licenses to Intellectual Property in the ordinary course of business, (vi) zoning, building codes, and other land use Laws regulating the use or occupancy of such Leased Real Property or the activities conducted thereon which are imposed by any Governmental Entity having jurisdiction over such Leased Real Property which are not violated by the current use or occupancy of such Leased Real Property and (vii) Liens set forth on Section 8.16(a)-PL of the Company Disclosure Letter.
“Person” means any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including the media, a Governmental Entity or an agency or instrumentality thereof, and any of their permitted successors and assigns.
“Personal Information” means information that identifies or can be used to directly or indirectly identify, describe, contact, locate, or otherwise be related to or associated with an individual or household, including information considered personal information or personal data under applicable Law.
“Proceeding” means any suit, action, proceeding, arbitration, mediation, audit, hearing, inquiry or, to the Knowledge of the Person in question, investigation (in each case, whether civil, criminal, administrative, investigative, formal or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Entity, arbitrator or other tribunal.
“Release” means disposing, discharging, injecting, spilling, leaking, pumping, pouring, leaching, dumping, emitting, escaping, emptying, migrating, or other release into or upon the indoor or outdoor environment, including without limitation, any soil, sediment, subsurface strata, surface water, groundwater, ambient air, the atmosphere, or any other media.
“R&W Conditional Binder” means the conditional binder received by Parent on or immediately prior to the Execution Date.
“R&W Policy” means the buyer-side representations and warranties insurance policy to be purchased and bound by Parent, in accordance with the R&W Conditional Binder.
“Sanctioned Country” means any country or region that is the subject or target of economic sanctions or a comprehensive embargo under International Trade Laws (including Cuba, Iran, North Korea, Syria, and the Crimea, Donetsk, and Luhansk regions of Ukraine).
“Sanctioned Person” means any Person that is the target of Sanctions Laws, including (i) any Person listed in any list of designated or blocked Persons maintained by the U.S. Department of the Treasury’s Department’s Office of Foreign Assets Control or other U.S. or non-U.S. Governmental Authority under Sanctions Laws; (ii) any Person organized under the Laws of, part of the government of, or resident in a country or territory subject to comprehensive sanctions administered by OFAC or other applicable Governmental Entity or (iii) any Person 50% or more owned or, where relevant under applicable Sanctions Laws, controlled by any such Person or Persons or acting for or on behalf of such Person or Persons, or that is otherwise the target of asset-blocking sanctions maintained by the U.S. Treasury Department’s Office of Foreign Assets Control or other U.S. or non-U.S. Governmental Authority.
“Sanctions Laws” means applicable economic or financial sanctions or trade embargoes imposed, administered, or enforced by relevant Governmental Entities (to the extent consistent with U.S. law), including those administered by the U.S. government through the U.S. Treasury Department’s Office of Foreign Assets Control or the U.S. Department of State, the United Nations Security Council, the European Union or its Member States, or Her Majesty’s Treasury of the United Kingdom.
“Second Warrant” means that certain Common Stock Purchase Warrant issued by the Company to Lind Global and dated June 23, 2023.
“Secretary” means the Secretary of State of the State of Delaware.
“Securities Act” means, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security” means, with respect to any Person, any series of common stock, preferred stock, and any other equity securities or capital stock of such Person (including interests convertible into or exchangeable or exercisable for any equity interest in any such series of common stock, preferred stock, and any other equity securities or capital stock of such Person), however described and whether voting or non-voting.
“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership or other entity, whether incorporated or unincorporated, (i) of which at least a majority of the Securities or other interests having by their terms voting power to elect a majority of the board of directors (or other governing body or Person(s) performing similar functions) with respect to such corporation, limited liability company, partnership or other entity is directly or indirectly, though one or more intermediaries, Beneficially Owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, or (ii) that would be required to be consolidated in such Person’s financial statements under GAAP.
“Superior Proposal” means a bona fide written Takeover Proposal from any Person (other than Parent and its Subsidiaries or Affiliates) that was not solicited in violation of this Agreement for a direct or indirect acquisition or purchase of 50% or more of the consolidated assets (including equity interests in Subsidiaries) of the Company, or 50% or more of any class of equity securities or voting power of the Company, any tender offer or exchange offer that if consummated would result in any Person beneficially owning 50% or more of any class of equity securities or voting power of the Company, or any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution, or similar transaction involving the Company or any of the Company Subsidiaries pursuant to which such Person (or its stockholders) would own 50% or more of the consolidated assets of the Company or 50% or more of any class of equity securities of the Company or of any resulting parent company of the Company (in each case other than the Transactions), (A) which is reasonably capable of being completed within a reasonable period of time on the terms set forth in such proposal, taking into account all financial, legal, regulatory, and other aspects thereof that the Company Board in good faith deems relevant, (B) for which the third party has demonstrated that the financing for such offer is fully committed or is reasonably likely to be obtained, in each case as determined by the Company Board (or a committee thereof) in its good faith judgment (after consultation with the Company’s financial advisors and outside legal counsel), and (C) which the Company Board has determined in its good faith judgment would, if consummated, result in a transaction more favorable to its stockholders from a financial point of view than the Transactions after taking into account all such factors and matters deemed relevant in good faith by the Company Board, including legal, financial (including the financing terms of any such proposal), regulatory, timing or other aspects of such proposal, the transactions contemplated hereby, and after taking into account any changes to the terms of this Agreement offered in writing by Parent in response to such Superior Proposal pursuant to, and in accordance with, Section 5.2, as applicable.
“Takeover Proposal” means any inquiry, proposal, or offer from any Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) (other than Parent and its Subsidiaries or Affiliates) relating to (A) any direct or indirect acquisition or purchase, in a single transaction or series of related transactions, of 15% or more of the consolidated assets (including equity interests in Subsidiaries) of the Company, or 15% or more of any class of equity securities of the Company, (B) any tender offer or exchange offer that if consummated would result in any Person or “group” beneficially owning 15% or more of any class of equity securities of the Company, and (C) any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution, or similar transaction, or series of related transactions, involving the Company or any of its Subsidiaries pursuant to which such Person (or its stockholders) or “group” would own 15% or more of the consolidated assets of the Company or 15% or more of any class of equity securities of the Company or of any resulting parent company of the Company.
“Taxes” means any and all federal, state, local, foreign or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Entity, including taxes or other similar charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, capital, sales, use, transfer, inventory, license, capital stock, payroll, employment, unemployment, social security, workers’ compensation, severance, stamp, occupation, premium or net worth, and taxes or other similar charges in the nature of excise, withholding, ad valorem, value added, estimated taxes, or custom duties.

“Tax Return” means any report, return, document, declaration, or other information, schedule, statement, or filing required to be filed with respect to Taxes (whether or not a payment is required to be made with respect to such filing), including information returns, any documents with respect to or accompanying payments of estimated Taxes, or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information.
“Trade Secrets” means all trade secrets and all other confidential information, ideas, know-how, inventions, proprietary processes, product recipes, formulae, models, and methodologies.
“Transaction Expenses” means (a) all amounts payable by the Company for all out-of-pocket costs and expenses incurred in connection with the Transactions, including in connection with the preparation for, negotiation of or consummation of the Transactions contemplated herein, including fees, costs and expenses for legal counsel, accountants, investment banking firms, and other professional and third party advisors; and (b) severance payments, change of control, sales, transaction, or retention bonuses or similar compensatory payments or amounts and benefits payable (and in each case, including the employer-portion of any payroll Taxes arising in connection with any of the foregoing amounts) that become payable pursuant to any arrangement or agreement with the Company or any of their Affiliates as a result of the consummation of the Transactions.
“Warrants” means, collectively, the First Warrant and Second Warrant, and each, a “Warrant”.
“Willful Breach” means a material breach, or failure to perform, that is a consequence of an act or omission undertaken by the breaching Party with knowledge (or that should have been made with knowledge under the circumstances) that the taking of, or failure to take, such act would, or would be reasonably expected to, cause a material breach of this Agreement.
(b) Index of Defined Terms. In addition to the terms defined in Section 8.16(a), the following terms shall have the meanings ascribed to such terms in the Sections set forth below:

Term	Section
Acceptable Confidentiality Agreement	Section 5.2(b)
Adverse Recommendation Change	Section 5.2(c)
Affiliate	Section 8.16(a)
Alternative Transaction Agreement	Section 5.2(c)
Agreement	Preamble
Anti-Corruption Laws	Section 3.9(b)
Anti-Kickback Act	Section 3.9(b)
Beneficial Owner	Section 8.16(a)
Book-Entry Shares	Section 2.1(c)
Business Day	Section 8.16(a)
Cash	Section 8.16(a)
Certificate	Section 2.1(c)
Certificated Shares	Section 2.1(c)
Certificate of Merger	Section 1.3
Closing	Section 1.2
Closing Date	Section 1.2
Code	Section 8.16(a)
Company	Preamble
Company Affiliate Contract	Section 3.19
Company Agent	Section 1.01(b)
Company Benefit Plan	Section 8.16(a)
Company Board	Recitals
Company Business Personnel	Section 3.13(a)
Company Capitalization Date	Section 3.2(b)
Company Capital Stock	Recitals
Company Common Stock	Recitals

Term	Section
Company Data	Section 3.10(b)
Company Disclosure Documents	Section 3.7
Company Disclosure Letter	Article III
Company IP	Section 8.16(a)
Company Lease	Section 3.15(b)
Company Long-Term Incentive Plan	Section 8.16(a)
Company Material Adverse Effect	Section 8.16(a)
Company Material Contracts	Section 3.17(a)
Company Preferred Stock	Recitals
Company PSU	Section 8.16(a)
Company Recommendation	Recitals
Company RSU	Section 8.16(a)
Company SEC Documents	Section 3.5(a)
Company SEC Financial Statements	Section 3.5(c)
Company Software	Section 3.18(h)
Company Stockholder Approval	Section 3.3(a)
Company Stockholders’ Meeting	Section 5.4
Company Stock Options	Section 8.16(a)
Company Subsidiary	Section 3.1(c)
Company Takeover Proposal	Section 7.3(d)
Company Termination Fee	Section 7.3(b)
Confidentiality Agreement	Section 8.16(a)
Consent	Section 3.4(a)
Constituent Documents	Section 8.16(a)
Continuing Employees	Section 5.10(a)
Contract	Section 8.16(a)
Data Room	Section 8.16(a)
D&O Insurance	Section 5.9(c)
DGCL	Recitals
Dissenting Shares	Section 2.3
DLLCA	Recitals
Environmental Claim	Section 8.16(a)
Environmental Laws	Section 8.16(a)
Environmental Permits	Section 3.14(a)
ERISA	Section 8.16(a)
ERISA Affiliate	Section 8.16(a)
Exchange Act	Section 8.16(a)
Exchange Agreement	Section 2.4(a)
Exchange Fund	Section 2.4(a)
Excluded Shares	Section 2.1(a)
Facilities	Section 3.15(c)
Filing	Section 3.4(a)
First Warrant	Section 8.16(a)
First Warrant Payment	Section 2.6
Foreign Corrupt Practices Act	Section 3.9(b)
Foreign Interest	Section 4.9
GAAP	Section 8.16(a)
Government Contract	Section 3.22(a)
Governmental Entity	Section 3.4(a)
HCERA	Section 3.12(g)

Term	Section
Healthcare Reform Laws	Section 3.12(g)
In-Bound License	Section 3.18(d)
Indebtedness	Section 8.16(a)
Indemnification Contracts	Section 5.9(a)
Intellectual Property	Section 8.16(a)
International Trade Laws	Section 8.16(a)
IP License Agreements	Section 3.18(d)
International Trade Laws	Section 8.16(a)
Key Officers	Section 6.3(h)
Knowledge	Section 8.16(a)
Laws	Section 8.16(a)
Leased Real Property	Section 3.15(b)
Letter of Transmittal	Section 2.4(b)(i)
Lien	Section 8.16(a)
Lind Global	Section 8.16(a)
Lind Note	Section 8.16(a)
Look-Back Date	Section 8.16(a)
Material Customers	Section 3.21
Materials of Environmental Concern	Section 8.16(a)
Merger	Recitals
Merger Consideration	Section 2.1(b)
Merger Sub	Preamble
Open Source Software	Section 8.16(a)
Order	Section 8.16(a)
Out-Bound License	Section 3.18(d)
Outside Date	Section 7.1(b)(ii)
Parent	Preamble
Parent Agent	Section 1.01(b)
Parent Manager	Recitals
Parent Disclosure Letter	Article IV
Parent Material Adverse Effect	Section 8.16(a)
Party or Parties	Preamble
Paying Agent	Section 2.4(a)
Payoff Letters	Section 5.16(a)
Performance-Vested Company PSUs	Section 2.5(c)(i)
Permits	Section 3.11
Permitted Lien	Section 8.16(a)
Person	Section 8.16(a)
Personal Information	Section 8.16(a)
Personal Property	Section 3.15(d)
Policies	Section 3.20
PPACA	Section 3.12(g)
Premium Cap	Section 5.9(c)
Privacy Requirements	Section 3.10(a)
Proceeding	Section 8.16(a)
Proxy Statement	Section 5.3(a)
R&W Conditional Binder	Section 8.16(a)
R&W Policy	Section 8.16(a)
Registered IP	Section 3.18(a)
Release	Section 8.16(a)

Term	Section
Representatives	Section 5.7(a)
Restricted Cash	Section 8.16(a)
Sanctions Laws	Section 8.16(a)
Sanctioned Country	Section 8.16(a)
Sanctioned Person	Section 8.16(a)
Sarbanes-Oxley Act	Section 3.5(b)
Second Amended Certificate of Incorporation	Section 1.5
Second Warrant	Section 8.16(a)
Second Warrant Payment	Section 2.6
SEC	Article III
Securities Act	Section 8.16(a)
Security	Section 8.16(a)
Shares	Recitals
Significant Suppliers	Section 3.21
Software	Section 8.16(a)
Subsidiary	Section 8.16(a)
Superior Proposal	Section 8.16(a)
Surviving Bylaws	Section 1.5
Surviving Corporation	Section 1.1
Takeover Laws	Section 3.23
Takeover Proposal	Section 8.16(a)
Tax Return	Section 8.16(a)
Tax Incentive	Section 3.16(r)
Taxes	Section 8.16(a)
Trade Secrets	Section 8.16(a)
Trademarks	Section 8.16(a)
Transaction Expenses	Section 8.16(a)
Transaction Litigation	Section 5.12
Transactions	Recitals
Uncertificated Share	Section 2.1(c)
WARN	Section 3.13(h)
Warrants	Section 8.16(a)
Willful Breach	Section 8.16(a)

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IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above.

COMPANY:

GSE SYSTEMS, INC.

By:	/s/ Emmett Pepe
Name:	Emmet Pepe
Title:	Chief Financial Officer

PARENT:

NUCLEAR ENGINEERING HOLDINGS LLC

By:	/s/ Sam Veselka
Name:	Sam Veselka
Title:	Secretary

MERGER SUB:

GAMMA NUCLEAR MERGER SUB LLC

By:	/s/ Sam Veselka
Name:	Sam Veselka
Title:	Secretary

Signature Page to Agreement and Plan of Merger

Annex B
August 7, 2024
Board of Directors
GSE Systems, Inc.
6940 Columbia Gateway Dr., Suite 470
Columbia MD 21046
Re:  Fairness Opinion – Opinion to the Board of Directors of GSE Systems, Inc.
Members of the Board of Directors:
GSE Systems, Inc., a Delaware corporation (the “Company”), has engaged Ankura Capital Advisors (“ACA”), a wholly-owned subsidiary of Ankura Consulting, LLC (“Ankura”), to serve as an independent financial advisor to the board of directors of the Company (the “Board of Directors”) to provide an opinion (this “Opinion”) as of the date hereof as to the fairness, from a financial point of view, to the stockholders of the Company of certain Merger Consideration (as defined below) to be received by the stockholders of the Company in the proposed transaction (the “Proposed Transaction”) described below.
Description of the Proposed Transaction
ACA understands that the Company proposes to enter into an Agreement and Plan of Merger (the “Merger Agreement”) among Nuclear Engineering Holdings LLC, a Delaware limited liability company (“Parent”), Gamma Nuclear Merger Sub LLC, a Delaware limited liability company and a direct, wholly-owned Subsidiary of Parent (“Merger Sub”), and the Company, pursuant to which (i) Merger Sub will merge with and into the Company, with the Company as the surviving corporation, and (ii) each issued and outstanding share of the Company’s common stock, par value $0.01 per share, and preferred stock, par value $0.01 per share, other than Excluded Shares and Dissenting Shares (each, as defined in the Merger Agreement), will be automatically converted into the right to receive, without interest, an amount equal to $4.10 per share in cash, subject to any withholding of tax pursuant to the Merger Agreement (the “Merger Consideration”). The terms and conditions of the Proposed Transaction are more fully set forth in the Merger Agreement. Parent is an affiliate of Pelican Energy Partners Base Zero LP, a Delaware limited liability company.
Scope of Analysis
In connection with this Opinion, ACA has, among other things:
1)	Reviewed and analyzed all the information that ACA deemed necessary and appropriate, including:
i.	Documents related to the Proposed Transaction, including the draft Merger Agreement dated as of August 7, 2024;
ii.
Audited financial statements of the Company for the fiscal years ended December 31, 2019 through December 31, 2023, as set forth in the Company’s Annual Reports on Form 10-K, as amended, filed with the Securities and Exchange Commission (“SEC”) on June 11, 2020, April 13, 2021, March 31, 2022, April 17, 2023 and April 2, 2024, respectively, for the years ended December 31, 2019 through December 31, 2023;

iii.
Unaudited financial statements of the Company for the three-month periods ended March 31, 2024 and March 31, 2023, as set forth in the Company’s Quarterly Report on Form 10-Q, filed with the SEC on May 15, 2024;

iv.	Unaudited monthly income statement and trial balance data from January 2024 through June 2024, including calculations of adjusted EBITDA, provided by management of the Company (“Management”);
v.
Certain information furnished to us by Management, including company projections and financial forecasts (the “Company Projections”), backlog and pipeline analyses, quality of earnings reports and documents relating to the business, operations and prospects of the Company;

vi.
Certain financial, share trading price history and other information for the Company, and compared them with those of certain publicly traded companies that ACA deemed relevant (none of which is directly comparable to the Company).

vii.
Certain financial, share trading and other information for the Company and the Proposed Transaction, and compared that data and information with certain financial, stock trading and corresponding data and information for companies that have been subject to change of control M&A transactions that ACA deemed relevant (none of which is directly comparable to the Company and the Proposed Transaction); and

viii.	Such other third-party investment and financial studies, industry reports, sector analysis and other such documents as ACA deemed relevant and appropriate.
2)
Held discussions with Management concerning the matters described above, as well as the business, financial outlook and prospects of the Company, as well as the terms and circumstances surrounding the Proposed Transaction.

3)
Performed certain valuation and comparative financial analyses including a discounted cash flow analysis, an analysis of selected public companies and an analysis of change of control M&A transactions that ACA deemed relevant;

4)	Compared the proposed financial terms of the Proposed Transaction with the financial terms of certain other transactions that ACA deemed relevant;
5)	Conducted such other financial studies, analyses and investigations as ACA deemed appropriate; and
6)	Considered such other information and financial, economic and market criteria and analyses that ACA deemed relevant.
Assumptions, Qualifications and Limiting Conditions
In performing its analyses and rendering this Opinion with respect to the Proposed Transaction, ACA has, with the Company’s knowledge and consent:
1)	Relied upon and assumed, without independent verification, the accuracy, completeness and reasonableness of the financial, legal, tax, and other information discussed with or reviewed by ACA.
2)
Relied upon the assurances and representations of Management and the Company that they are unaware of any facts that would make the information provided to ACA be incomplete or misleading for the purposes of this Opinion.

3)
Assumed that the financial forecasts, including the Company Projections, provided to ACA by the Company were reasonably prepared in good faith on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and the other matters covered thereby, and ACA assumes no responsibility for and expresses no opinion on the assumptions, estimates, and judgments on which such forecasts, including the Company Projections were based.

4)	Assumed that the Proposed Transaction will be consummated in a timely manner that complies in all respects with all applicable federal and state statutes, rules and regulations.
5)
Assumed that in the course of obtaining any necessary regulatory and third-party consents, approvals and agreements for the Proposed Transaction, no material modification, delay, limitation, restriction, or condition will be imposed that will have an adverse effect on the Company or the Proposed Transaction.

6)
Assumed that the Proposed Transaction will be consummated in accordance with the terms of the Merger Agreement and other documents made available to ACA, without waiver, modification or amendment of any term, condition or agreement therein that is material to ACA’s analysis;

7)
Assumed that there has been no material change in the assets, liabilities, business, condition (financial or otherwise), results of operations, or prospects of the Company since the date of the most recent financial statements made available to ACA, other than changes already anticipated by or reflected in the Company Projections.

8)	Assumed that the final terms of the Proposed Transaction will not vary materially from those set forth in the copies or drafts, as applicable, reviewed by ACA; and

9)	Assumed that the final versions of all documents conform in all material respects to the drafts reviewed by ACA.
ACA has prepared this Opinion as of the date hereof. This Opinion is necessarily based upon ACA’s evaluation of information made available to us, as well as the economic, monetary, market, financial, regulatory and other conditions as they exist and can be evaluated on the date hereof. ACA has not undertaken, and disclaims any undertaking or obligation to, update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events or circumstances occurring after the date hereof, including any obligation to advise the Board of Directors or any person of any change in any fact or matter affecting this Opinion which may come or be brought to ACA’s attention after the date of this Opinion. ACA did not provide, and will not provide, any advice with respect to any legal conclusions as to whether the Proposed Transaction may be prohibited by law.
ACA did not evaluate the Company’s solvency and was not requested to make, and did not make, an independent appraisal or physical inspection of the assets or liabilities (contingent, derivative, off-balance sheet or otherwise). ACA was not requested to, and did not, hold any negotiations with, or solicit any indications of interest from, third parties with respect to the Proposed Transaction. ACA was not requested to, nor did ACA, seek alternative candidates for the Proposed Transaction.
In rendering this Opinion, ACA has assumed, with the knowledge and consent of the Company, that the Proposed Transaction will be consummated on the terms described in the Merger Agreement, without any waiver or modification of any material terms or conditions, and that in the course of obtaining the necessary regulatory or third-party approvals for the Proposed Transaction, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company or the Proposed Transaction. Each of the analyses conducted by ACA was carried out to provide a particular perspective of the Proposed Transaction. ACA did not form a conclusion as to whether any individual analysis, when considered in isolation, supported or failed to support ACA’s Opinion as to the fairness of the Merger Consideration to be paid to the stockholders of the Company in connection with the Proposed Transaction as of the date hereof. ACA does not place any specific reliance or weight on any individual analysis, but instead has determined that its analyses taken as a whole supports its conclusion and this Opinion. Accordingly, ACA believes that its analyses must be considered in their entirety and that selecting portions of its analyses or the factors that ACA considered, without considering all analyses and factors collectively, would create an incomplete view of the processes underlying the analyses performed by ACA in connection with the preparation of this Opinion.
This Opinion is not intended to be, and does not constitute, a recommendation to the Board of Directors to proceed with the Proposed Transaction. ACA is not expressing any opinion as to the market price or value of the Company’s securities after the announcement or the consummation of the Proposed Transaction. This Opinion should not be construed as a valuation opinion, a credit rating, a solvency opinion, an analysis of the Company’s credit worthiness, as tax or accounting advice. ACA has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal matter. This Opinion relates solely to the question of the fairness of the Merger Consideration to be paid to the stockholders of the Company in connection with the Proposed Transaction. This Opinion should not be construed as creating any fiduciary duty on the part of ACA to any person.
This Opinion is not intended to be, and does not constitute, any opinion, counsel or interpretation in matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources.
The Opinion has been furnished for the use and benefit of the Board of Directors in evaluating the Merger Consideration to be paid to the stockholders of the Company in connection with the Proposed Transaction and for inclusion in reports made by the Company to its stockholders and regulatory agencies. Except as set forth in ACA’s engagement letter with the Company, dated as of July 17, 2024 (the “Engagement Letter”), this Opinion may not be disclosed, reproduced, disseminated, quoted, summarized or referred to at any time, in any manner or for any purpose, nor shall any references to Ankura, ACA or any of its affiliates be made, without the prior written consent of Ankura.
Disclosure of Relationships
ACA, a Financial Industry Regulatory Authority (FINRA) member, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, underwritings, private placements, bankruptcy, capital restructuring, solvency analyses, stock buybacks, and valuations for corporate and other purposes as part of its investment banking services. ACA has acted as financial advisor to the Board of Directors and will receive a fee for its services. No portion of ACA’s fee is contingent upon either the conclusion expressed in this Opinion or whether or not the Proposed Transaction is successfully consummated.
Pursuant to the terms of the Engagement Letter, a portion of ACA’s fee became due upon execution of the Engagement Letter and the remainder is payable upon the delivery of this Opinion to the Board of Directors. Pursuant to the Engagement Letter, the Company has also agreed to reimburse certain expenses of ACA (subject to a cap) and to indemnify ACA for certain liabilities. With the exception of a prior financial advisory engagement for the Company in 2023 in connection with a transaction that was terminated, and for which ACA received customary compensation and indemnification, during the two years preceding the date of this Opinion, ACA and its affiliates have not had other investment banking relationships with the Company or any of the parties involved in the transaction.
Conclusion
Based on and subject to the foregoing limitations, it is ACA’s opinion that, as of the date hereof, the Merger Consideration to be received by the stockholders of the Company in connection with the Proposed Transaction is fair, from a financial point of view, to the stockholders of the Company.
This Opinion has been approved by the Fairness Opinion Committee of ACA.
Respectfully submitted,
Very truly yours,
/s/ Ankura Capital Advisors, LLC
Ankura Capital Advisors, LLC

Annex C
SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW
TITLE 8
Corporations
CHAPTER 1. General Corporation Law
Subchapter IX. Merger, Consolidation or Conversion
§ 262. Appraisal rights [For application of this section, see 81 Del. Laws, c. 354, § 17; 82 Del. Laws, c. 45, § 23; 82 Del. Laws, c. 256, § 24; 83 Del. Laws, c. 377, § 22; and 84 Del. Laws, c. 98, § 16].
(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.
(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):
(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:
a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;
b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4) [Repealed]
(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d) Appraisal rights shall be perfected as follows:
(1) If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or
(2) If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(3) Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.
(e) Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.
(f) Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.
(g) At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h) After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.
(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.
(k) Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.
(l) The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.
8 Del. C. 1953, § 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 24; 57 Del. Laws, c. 148, §§ 27-29; 59 Del. Laws, c. 106, § 12; 60 Del. Laws, c. 371, §§ 3-12; 63 Del. Laws, c. 25, § 14; 63 Del. Laws, c. 152, §§ 1, 2; 64 Del. Laws, c. 112, §§ 46-54; 66 Del. Laws, c. 136, §§ 30-32; 66 Del. Laws, c. 352, § 9; 67 Del. Laws, c. 376, §§ 19, 20; 68 Del. Laws, c. 337, §§ 3, 4; 69 Del. Laws, c. 61, § 10; 69 Del. Laws, c. 262, §§ 1-9; 70 Del. Laws, c. 79, § 16; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 299, §§ 2, 3; 70 Del. Laws, c. 349, § 22; 71 Del. Laws, c. 120, § 15; 71 Del. Laws, c. 339, §§ 49-52; 73 Del. Laws, c. 82, § 21; 76 Del. Laws, c. 145, §§ 11-16; 77 Del. Laws, c. 14, §§ 12, 13; 77 Del. Laws, c. 253, §§ 47-50; 77 Del. Laws, c. 290, §§ 16, 17; 79 Del. Laws, c. 72, §§ 10, 11; 79 Del. Laws, c. 122, §§ 6, 7; 80 Del. Laws, c. 265, §§ 8-11; 81 Del. Laws, c. 354, §§ 9, 10, 17; 82 Del. Laws, c. 45, § 15; 82 Del. Laws, c. 256, § 15; 83 Del. Laws, c. 377, § 9; 84 Del. Laws, c. 98, § 9;

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V56747-TBD

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GSE SYSTEMS, INC.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.	**For**	**Against**	**Abstain**
1. To approve and adopt the Agreement and Plan of Merger, dated as of August 8, 2024 (as amended or modified from time to time), by and among GSE Systems, Inc., Nuclear Engineering Holdings LLC, and Gamma Nuclear Merger Sub LLC, pursuant to which Merger Sub will be merged with and into GSE.	☐	☐	☐
2. To approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to the Company's named executive officers in connection with the Merger.	☐	☐	☐
3. To approve the adjournment from time to time of the Special Meeting.	☐	☐	☐

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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V56748-TBD

GSE SYSTEMS, INC.
PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
To be held on October 25, 2024
This proxy is solicited on behalf of the Board of Directors of GSE Systems, Inc.

The undersigned hereby constitutes and appoints Ravi Khanna and/or Emmett Pepe, or either of them, as attorneys and proxies with full power of substitution, to attend and vote all of the shares which the undersigned is entitled to vote at the Special Meeting of Stockholders of GSE Systems, Inc. (the “Company”) to be held virtually on October 25, 2024, at 11:00 a.m. Eastern Time via live webcast on the Internet at www.virtualshareholdermeeting.com/GVP2024SM, and at any and all adjournments or postponements of the meeting, with the same force and effect as if the undersigned were personally present, and the undersigned hereby instructs said attorneys and proxies to vote as follows with respect to the matters described in the accompanying proxy statement.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side